[Execution]

AMENDMENT NO. 2 TO CREDIT AGREEMENT
AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of April 11, 2024 (this “Amendment No. 2”), is by and among Bank of America, N.A., a national banking association, in its capacity as Agent (in such capacity, together with its successors and assigns, “Agent”) pursuant to the Credit Agreement (as defined below), the financial institutions from time to time parties thereto (such financial institutions, together with their respective successors and assigns, each individually, a “Lender” and collectively, the “Lenders”), Herc Holdings Inc., a Delaware corporation (the “Company”), each the Subsidiaries of the Company party hereto as U.S. Subsidiary Borrowers (the “U.S. Subsidiary Borrowers” and, together with the Company, the “U.S. Borrowers”), Matthews Equipment Limited, a corporation amalgamated under the laws of the Province of Ontario (the “Canadian Borrower”), and the Subsidiaries of the Company party hereto as Guarantors (“Guarantors”).
W I T N E S S E T H :
    WHEREAS, Agent, Lenders and certain other parties have entered into a senior secured revolving credit facility pursuant to which Agent and Lenders have made, and may make, loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement, dated as of July 31, 2019, by and among U.S. Borrowers, Canadian Borrower and the Guarantors, as amended by Amendment No. 1 to Credit Agreement, dated as of July 5, 2022 (as so amended and as the same now exists or may hereafter be amended, amended and restated, modified, supplemented, extended, renewed, restated or replaced prior to the effectiveness of this Amendment No. 2, the “Existing Credit Agreement” and the Existing Credit Agreement as amended by this Amendment No. 2 to Credit Agreement, the “Amended Credit Agreement”), and the other Loan Documents (as defined in the Credit Agreement);

    WHEREAS, the Obligors have requested, in accordance with Section 12.1 of the Existing Credit Agreement, to amend the Existing Credit Agreement;
WHEREAS, Agent, the Company, the other Obligors and each of the Lenders are willing to agree to such amendments subject to the terms and conditions set forth herein; and
WHEREAS, by this Amendment No. 2, Agent, the Lenders party hereto and the Obligors intend to evidence such amendments;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Interpretation. For purposes of this Amendment No. 2, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Amended Credit Agreement.
2. Amendments to Existing Credit Agreement.
2.1. Amended Credit Agreement. As of the Amendment No. 2 Effective Date, the Existing Credit Agreement (excluding the schedules and exhibits thereto, which shall remain in full force and effect, except as specifically amended and restated pursuant to Section 2.2 of this Amendment No. 2) is hereby amended as set forth in Exhibit A hereto to delete the bold, stricken text (indicated textually in the

7742524.4

same manner as the following example: ~~stricken text~~) and adding the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text), as set forth in the Credit Agreement as attached as Exhibit A hereto.
2.2. Notice of Borrowing. As of the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended to amend and restate Exhibit B thereto in its entirety in the form of Exhibit B to this Amendment No. 2. All other Exhibits to the Existing Credit Agreement, as in effect immediately prior to the date of this Amendment No. 2, shall continue to constitute Exhibits to the Amended Credit Agreement.
3. Interest Rate Transition Arrangements. Each Borrowing of Revolving Loans that is outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment No. 2 and that consists of BA Equivalent Loans (under and as defined in the Existing Credit Agreement), if any (each, an “Existing BA Equivalent Borrowing” and collectively, the “Existing BA Equivalent Borrowings”) shall continue to remain outstanding under the Existing Credit Agreement as a Borrowing of BA Equivalent Loans (under and as defined in the Existing Credit Agreement) for the period from and after the Amendment No. 2 Effective Date (as hereinafter defined) until the earlier of (a) the date the applicable Borrower elects to convert such Existing BA Equivalent Borrowing to a Borrowing of Daily Simple CORRA Loans (or on or after the Term CORRA Activation Date, Term CORRA Loans) pursuant to Section 3.2 of the Amended Credit Agreement as if the relevant BA Equivalent Loans were a Type of Loans available under the Amended Credit Agreement, (b) the date the applicable Borrower elects or is otherwise required to repay the Loans included in such Existing BA Equivalent Borrowing in accordance with the Amended Credit Agreement, and (c) the last day of the applicable “Interest Period” (as defined in the Existing Credit Agreement) with respect to such Existing BA Equivalent Borrowing in effect on the date of this Amendment No. 2. If, prior to the end of an “Interest Period” (as defined in the Existing Credit Agreement) applicable to any Existing BA Equivalent Borrowing, the applicable Borrower shall have failed to deliver a Notice of Continuation/Conversion in accordance with Section 3.2 of the Amended Credit Agreement requesting the conversion of the Loans included in such Existing BA Equivalent Borrowing to Loans of another Type available under the Amended Credit Agreement, then such Loans shall be automatically converted to Daily Simple CORRA Loans. All provisions of the Existing Credit Agreement applicable to BA Equivalent Loans (as defined in the Existing Credit Agreement) shall remain in effect with respect to the Existing BA Equivalent Borrowings until such time as no such Existing BA Equivalent Borrowings remain outstanding.
4. Representations, Warranties and Covenants. Each Obligor represents and warrants with and to Secured Parties as follows, which representations and warranties shall survive the execution and delivery hereof:
4.1. As of the Amendment No. 2 Effective Date and after giving effect to this Amendment No. 2, no Default or Event of Default exists or has occurred and is continuing.
4.2. Each Obligor party hereto (i) has the power and authority to execute, deliver and perform this Amendment No. 2 and (ii) has taken all necessary corporate, limited liability or partnership, as applicable, action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery and performance of this Amendment No. 2.
4.3.    This Amendment No. 2 has been duly authorized, executed and delivered by all necessary corporate or limited liability company action, as applicable, on the part of each Obligor and is in full force and effect as of the date hereof, as the case may be, and constitute legal, valid and binding obligations of each such Obligor, enforceable against it in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, winding up, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).
4.4.    Each Obligor’s execution, delivery, and performance of this Amendment No. 2 do not and will not (a) conflict with, or constitute a violation or breach of, the terms of (i) any contract, mortgage, lease, agreement, indenture, or instrument to which such Obligor or any of its Subsidiaries is a party or which is binding upon it, (ii) any Requirement of Law applicable to such Obligor or any of its Subsidiaries, or (ii) any Charter Documents of such Obligor or any of its Subsidiaries or (b) result in the imposition of any Lien (other than the Liens created by the Loan Documents) upon the property of such Obligor or any of its Subsidiaries by reason of any of the foregoing, except in the case of clause (a)(i) or (ii) above, as would not reasonably be expected to have a Material Adverse Effect.
4.5.    All of the representations and warranties of each Obligor set forth in the Credit Agreement, the other Loan Documents and herein are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) on and as of the Amendment No. 2 Effective Date after giving effect to the effectiveness of this Amendment No. 2 and the transactions contemplated hereby with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date).
5.    Conditions Precedent. The amendments contained in this Amendment No. 2 shall only be effective upon the satisfaction of each of the following conditions (the date of such effectiveness, the “Amendment No. 2 Effective Date”):
5.1.    Agent shall have received executed counterparts of this Amendment No. 2, duly executed and delivered by the Obligors, Agent and each of the Lenders.
5.2.    Agent shall have received the Florida Borrower Affidavit As To Out-of-State Execution and Delivery as executed and delivered by a Responsible Officer of the Company.
5.3.    The representations and warranties set forth in Section 4 of this Amendment No. 2 are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent that such representations or warranties expressly relate to an earlier date (in which event such representations or warranties are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date).
5.4.    No Default or Event of Default has occurred and is continuing as of the Amendment No. 2 Effective Date.
6.    Effect of Amendment No. 2; Reaffirmation.
6.1.    Effect of Amendment No. 2.
(a) Except as expressly set forth in this Amendment No. 2, this Amendment No. 2 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, Agent, the Borrowers or any other Obligor under the Existing Credit Agreement or any other Loan Document. In addition, except as expressly set forth in this Amendment No. 2, this Amendment No. 2 shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are, except as expressly set forth in this Amendment No. 2, ratified and affirmed in all respects and shall continue in full force and effect. Nothing in this Amendment No. 2 shall be deemed to entitle any Borrower or other Obligor to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
(b) From and after the Amendment No. 2 Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Existing Credit Agreement as amended hereby. Each of the financial institutions listed on the signature pages hereto as a “Lender” acknowledges and agrees that, effective as of the Amendment No. 2 Effective Date, it shall become a “Lender” for all purposes in connection with this Amendment, the Amended Credit Agreement and the other Loan Documents. Upon the Amendment No. 2 Effective Date, any reference to the Credit Agreement shall mean the Amended Credit Agreement. Upon the Amendment No. 2 Effective Date, this Amendment No. 2 shall constitute a “Loan Document”.
6.2.    Acknowledgement of Obligations and Security Interests.
(a) Each Obligor, in their respective capacities as Borrowers or Guarantors, absolutely and unconditionally acknowledges and reaffirms its obligations under the Loan Document to which it is a party and reaffirms that such obligations are and shall continue to be secured by the security interests, pledges, assignments and liens granted by such Obligor and all of the terms, conditions provisions, agreements, obligations, duties, covenants and representations of such Obligor under such documents and agreements are hereby ratified and affirmed in all respects by such Obligor, and agrees that its obligations thereunder are and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. Although each Obligor has been informed of the matters set forth herein and has acknowledged and agreed to the same, it understands that Agent and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, supplements or waivers, and nothing contained herein shall create such duty. This reaffirmation shall be binding upon each Obligor and its successors and assigns and inure to the benefit of Agent and the Lenders and their respective successors and assigns. The failure of any one Obligor to execute and deliver this Amendment No. 2 shall not affect the agreement of any other Obligor that has executed and delivered the Amendment No. 2.
(b) Without limiting the foregoing, to the extent such Obligor granted liens on or security interests in any of its property pursuant to any such Loan Document as security for the Obligations under or with respect to the Loan Documents, such Obligor ratifies and reaffirms as of the date hereof such grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby and hereby re-grants a security interest and liens in all of its right, title and interest in the Collateral, as defined in, and on the terms set forth in, the applicable Security Documents, to secure all of the Obligations as amended hereby and, further, ratifies and reaffirms as of the date hereof that the security constituted by the Security Documents continue to secure the payment of liabilities and obligations of the Obligors under the Loan Documents.
6.3.    No Novation. The parties hereto expressly acknowledge that it is not their intention that this Amendment No. 2 or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, but rather constitute a modification thereof or supplement thereto pursuant to the terms contained herein. The Existing Credit Agreement and the Loan Documents,

in each case as amended, modified, restated and/or supplemented hereby, shall be deemed to be continuing agreements among the parties thereto, and all documents, instruments, and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect, each in accordance with its terms (as amended, modified, restated and/or supplemented by this Amendment No. 2 or otherwise).
7.    Governing Law. The validity, interpretation and enforcement of this Amendment No. 2 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
8.    Jury Trial Waiver. OBLIGORS, AGENT AND LENDERS PARTY HERETO EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 2 OR ANY OF THE OTHER LOAN DOCUMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 2 OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. OBLIGORS, AGENT AND LENDERS PARTY HERETO EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT OBLIGORS, AGENT, OR ANY LENDER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 2 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
9.    Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
10.    Waiver, Modification, Etc. No provision or term of this Amendment No. 2 may be modified, altered, waived, discharged or terminated orally or by course of conduct, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.
11.    Further Assurances. Obligors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 2.
12.    Entire Agreement. This Amendment No. 2 and the Amended Credit Agreement represent the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
13.    Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 2.
14.    Counterparts. This Amendment No. 2 and any notices or other documents delivered under this Amendment No. 2 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Amendment No. 2 and any notices or other documents as set forth herein shall be effective as delivery of an original executed counterpart of this Amendment No. 2 or such notice or other document. This Amendment No. 2 and any notices or other documents delivered under this Amendment No. 2, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment No. 2 or on any notice or other document delivered to Agent under this Amendment No. 2.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the day and year first above written.
HERC HOLDINGS INC., as the Company and a U.S. Borrower

By: /s/ Mark Humphrey
Name: Mark Humphrey
Title: SVP & CFO

OTHER BORROWERS

HERC RENTALS INC., as a U.S. Borrower

By: /s/ Mark Humphrey
Name: Mark Humphrey
Title: SVP & CFO

MATTHEWS EQUIPMENT LIMITED, as a Canadian Borrower

By: /s/ Jennifer Laudermilch
Name: Jennifer Laudermilch
Title: VP Finance & Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement]

U.S. GUARANTORS

HERC BUILD, LLC
HERC INTERMEDIATE HOLDINGS, LLC
HERC INVESTORS, LLC (F/K/A HERTZ INVESTORS, INC.)
HERC MANAGEMENT SERVICES LLC
HERC PURCHASING LLC
HERC RENTALS 1, LLC
HERC RENTALS 2, LLC
HERC RENTALS EMPLOYEE SERVICES LLC
HERC RENTALS HOLDINGS, LLC
HERC SALES FORCE A LLC
HERC SALES FORCE B LLC
HERC SALES HOLDINGS LLC

By: /s/ Jennifer Laudermilch
Name: Jennifer Laudermilch
Title: VP Finance & Treasurer

CINELEASE, INC.
HERC ENTERTAINMENT SERVICES LLC

By: /s/ Jennifer Laudermilch
Name: Jennifer Laudermilch
Title: VP Finance & Treasurer

CANADIAN GUARANTOR

HERC RENTALS TRUCKING (ALBERTA) LIMITED

By: /s/ Jennifer Laudermilch
Name: Jennifer Laudermilch
Title: VP Finance & Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement]

BANK OF AMERICA, N.A., as the Agent, a Lender, Multicurrency U.S. Swingline Lender and Letter of Credit Issuer

By: /s/ Matthew T. O’Keefe
Name: Matthew T. O’Keefe
Title: Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch), as the Agent (as applicable), a Lender, Multicurrency Canadian Swingline Lender and Letter of Credit Issuer (as applicable)

By: /s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Jill Wong
Name: Jill Wong
Title: Director

By: /s/ Andrew Sidford
Name: Andrew Sidford
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

MUFG Bank, Ltd., as a Lender

By: /s/ Thomas Kainamura
Name: Thomas Kainamura
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Rod E. Dellinger
Name: Rod E. Dellinger
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By: /s/ Carmela Massari
Name: Carmela Massari
Title:

[Signature Page to Amendment No. 2 to Credit Agreement]

BANK OF MONTREAL, as a Lender and Letter of Credit Issuer

By: /s/ Jason Hoefler
Name: Jason Hoefler
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Kevin Walder
Name: Kevin Walder
Title: Duly Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

[Signature Page to Amendment No. 2 to Credit Agreement]

ING Capital LLC, as a Lender

By: /s/ Jean Grasso
Name: Jean Grasso
Title: Managing Director

By: /s/ Jeffrey Chu
Name: Jeffrey Chu
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]

TD Bank, N.A., as a Lender

By: /s/ Edmundo Kahn
Name: Edmundo Kahn
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

FLAGSTAR SPECIALTY FINANCE
COMPANY LLC, (fka NYCB Specialty Finance Company, LLC), as a Lender

By: /s/ William Dickerson
Name: William Dickerson
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

PNC Bank N.A., as a Lender

By: /s/ Ryan Thompson
Name: Ryan Thompson
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Paul Dellova
Name: Paul Dellova
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

Goldman Sachs Bank USA, as a Lender

By: /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

Regions Bank, as a Lender

By: /s/ Elizabeth L. Waller
Name: Elizabeth L. Waller
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

Truist Bank, as a Lender

By: /s/ Roger Dober
Name: Roger Dober
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]

Canadian Imperial Bank of Commerce, as a Lender

By: /s/ Michael Sahai
Name: Michael Sahai
Title: Authorized Signatory

By: /s/ Brian Chisholm
Name: Brian Chisholm
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as
a Lender

By: /s/ Christopher M. Hildreth
Name: Christopher M. Hildreth
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

CITY NATIONAL BANK, as a Lender

By: /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Senior Vice President
[Signature Page to Amendment No. 2 to Credit Agreement]

Exhibit A to Amendment No. 2 to Credit Agreement

Amended Credit Agreement

[See attached]

[Execution]

EXHIBIT A TO AMENDMENT NO. 2 TO CREDIT AGREEMENT
CREDIT AGREEMENT
Dated as of July 31, 2019
among
THE FINANCIAL INSTITUTIONS NAMED HEREIN,
as the Lenders
and
BANK OF AMERICA, N.A.,
as Agent, U.S. Swingline Lender, Multicurrency U.S. Swingline Lender and Letter of Credit Issuer
BANK OF AMERICA, N.A. (acting through its Canada branch),
as Multicurrency Canadian Swingline Lender
and
HERC HOLDINGS INC.,
as the Company and a U.S. Borrower
CERTAIN SUBSIDIARIES OF HERC HOLDINGS INC.,
as the Guarantors
MATTHEWS EQUIPMENT LIMITED,
as the Initial Canadian Borrower
and
THE OTHER BORROWERS PARTY HERETO
and
BANK OF AMERICA, N.A.,
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
MUFG UNION BANK, N.A.
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Joint Lead Arrangers, Joint Book Runners and Co-Syndication Agents
and
BANK OF MONTREAL
CAPITAL ONE, NATIONAL ASSOCIATION
JPMORGAN CHASE BANK, N.A.
ING CAPITAL LLC
TD BANK, N.A.
NYCB SPECIALITY FINANCE COMPANY, LLC
PNC BANK, NATIONAL ASSOCIATION
SUMITOMO MITSUI BANKING CORPORATION,
as Joint Book Runners and Co-Documentation Agents
7742520.9

TABLE OF CONTENTS
Page
ARTICLE I

DEFINITIONS

1.1. Defined Terms.............................................................................................................................. 2
1.2. Accounting Terms.................................................................................................................. ~~82~~83
1.3. Interpretive Provisions........................................................................................................... ~~83~~84
1.4. Classification of Loans and Borrowings................................................................................ ~~85~~86
1.5. Effectuation of Transactions.................................................................................................. ~~85~~87
1.6. Currency................................................................................................................................. ~~85~~87
1.7. Additional Alternative Currencies......................................................................................... ~~86~~88
1.8. Pro Forma Calculations.......................................................................................................... ~~87~~89
1.9. Additional Borrowers............................................................................................................. ~~88~~90
1.10. No Novation; Acknowledgement and Adjustment of Loans, Payment of Accrued Interest
and Fees.................................................................................................................................. ~~91~~92
1.11. Canadian Guarantors, Excess Availability and Related Matters.......................................... ~~92~~94
1.12. LLC Divisions........................................................................................................................ ~~93~~94

ARTICLE II

LOANS AND LETTERS OF CREDIT

2.1. Revolving Loans.................................................................................................................... ~~93~~94
2.2. Revolving Loan Administration............................................................................................. ~~94~~95
2.3. Swingline Loans..................................................................................................................... ~~97~~98
2.4. Letters of Credit................................................................................................................... ~~98~~100
2.5. Incremental Facility........................................................................................................... ~~104~~105
2.6. Extension Amendments..................................................................................................... ~~107~~108
2.7. Refinancing Amendments.................................................................................................. ~~110~~112
2.8. [Intentionally Omitted]....................................................................................................... ~~116~~117
2.9. Reserves............................................................................................................................. ~~116~~117
2.10. Sustainability Adjustments................................................................................................ ~~116~~118

ARTICLE III

INTEREST AND FEES

3.1. Interest................................................................................................................................ ~~117~~119
3.2. Continuation and Conversion Elections............................................................................. ~~119~~120
3.3. Maximum Interest Rate...................................................................................................... ~~121~~123
3.4. Closing Fees....................................................................................................................... ~~121~~123
3.5. Unused Line Fee................................................................................................................ ~~121~~123
3.6. Letter of Credit Fees........................................................................................................... ~~122~~123

i

ARTICLE IV
PAYMENTS AND PREPAYMENTS

4.1. Payments and Prepayments................................................................................................ ~~122~~124
4.2. Out-of-Formula Condition................................................................................................. ~~123~~125
4.3. Termination or Reductions of Facilities............................................................................. ~~123~~125
4.4. Term SOFR Loan and ~~BA Equivalent~~Term CORRA Loans Prepayments....................... ~~125~~126
4.5. Payments by the Borrowers............................................................................................... ~~125~~126
4.6. Apportionment, Application and Reversal of Payments.................................................... ~~125~~127
4.7. Indemnity for Returned Payments..................................................................................... ~~127~~129
4.8. [Intentionally Omitted]....................................................................................................... ~~127~~129
4.9. Agent’s and Lenders’ Books and Records; Monthly Statements....................................... ~~127~~129
4.10. Borrowers’ Agent............................................................................................................... ~~128~~130
4.11. [Intentionally Omitted]...................................................................................................... ~~128~~130
4.12. Excess Resulting from Exchange Rate Change................................................................. ~~128~~130
4.13. [Intentionally omitted.]...................................................................................................... ~~129~~131
4.14. Joint and Several Liability................................................................................................. ~~129~~131

ARTICLE V

TAXES, YIELD PROTECTION AND ILLEGALITY

5.1. Taxes ~~130~~132
5.2. Illegality............................................................................................................................. ~~133~~135
5.3. Increased Costs and Reduction of Return.......................................................................... ~~134~~136
5.4. Funding Losses................................................................................................................... ~~136~~137
5.5. Inability to Determine Applicable Interest Rate................................................................ ~~136~~138
5.6. Certificates of Agent.......................................................................................................... ~~137~~139
5.7. Successor Rate................................................................................................................... ~~138~~140
5.8. Replacement of Term CORRA or Term CORRA Successor ~~BA~~ Rate.............................. ~~139~~140
5.9. Survival.............................................................................................................................. ~~140~~142
5.10. Assignment of Commitments Under Certain Circumstances............................................ ~~140~~142

ARTICLE VI

GENERAL WARRANTIES AND REPRESENTATIONS

6.1. Authorization, Validity, and Enforceability of this Agreement and the Loan Documents.~~141~~143
6.2. Validity and Priority of Security Interest........................................................................... ~~141~~143
6.3. Organization and Qualification.......................................................................................... ~~142~~144
6.4. Subsidiaries........................................................................................................................ ~~142~~144
6.5. Financial Statements and Borrowing Base Certificate....................................................... ~~142~~144
6.6. Capitalization..................................................................................................................... ~~142~~144
6.7. Solvency............................................................................................................................. ~~143~~144
6.8. Intellectual Property........................................................................................................... ~~143~~144
6.9. Litigation............................................................................................................................ ~~143~~145

6.10. Labor Disputes................................................................................................................... ~~143~~145
6.11. Environmental Laws.......................................................................................................... ~~143~~145
6.12. No Violation of Law.......................................................................................................... ~~144~~146
6.13. No Default.......................................................................................................................... ~~144~~146
6.14. ERISA Compliance............................................................................................................ ~~144~~146
6.15. Taxes ~~145~~147
6.16. Regulated Entities.............................................................................................................. ~~145~~147
6.17. Use of Proceeds; Margin Regulations................................................................................ ~~145~~147
6.18. No Material Adverse Effect............................................................................................... ~~146~~148
6.19. No Material Misstatements................................................................................................ ~~146~~148
6.20. Government Authorization................................................................................................ ~~146~~148
6.21. Sanctions............................................................................................................................ ~~146~~148
6.22. EU Bail-In.......................................................................................................................... ~~147~~148
6.23. Beneficial Ownership Certification................................................................................... ~~147~~149
6.24. Deposit Accounts; Credit Card Arrangements................................................................... ~~147~~149

ARTICLE VII

AFFIRMATIVE COVENANTS

7.1. Books and Records............................................................................................................. ~~147~~149
7.2. Financial Information......................................................................................................... ~~147~~149
7.3. Certificates; Other Information.......................................................................................... ~~149~~151
7.4. Collateral Reporting........................................................................................................... ~~149~~151
7.5. Filing of Tax Returns; Payment of Taxes.......................................................................... ~~150~~152
7.6. Legal Existence and Good Standing.................................................................................. ~~150~~152
7.7. Compliance with Law; Maintenance of License................................................................ ~~150~~152
7.8. Maintenance of Property.................................................................................................... ~~151~~153
7.9. Inspection; Field Examinations; Appraisals....................................................................... ~~151~~153
7.10. Insurance............................................................................................................................ ~~152~~154
7.11. Insurance and Condemnation Proceeds............................................................................. ~~153~~155
7.12. Use of Proceeds.................................................................................................................. ~~153~~155
7.13. Environmental Laws.......................................................................................................... ~~153~~155
7.14. Compliance with ERISA.................................................................................................... ~~154~~155
7.15. Further Assurances............................................................................................................. ~~154~~156
7.16. Additional Obligors........................................................................................................... ~~154~~156
7.17. Bank and Securities Accounts; Cash Dominion................................................................ ~~158~~160
7.18. Sanctions............................................................................................................................ ~~160~~162
7.19. Anti-Money Laundering Laws........................................................................................... ~~160~~162
7.20. Securitization Transactions................................................................................................ ~~160~~162

ARTICLE VIII

NEGATIVE COVENANTS

8.1. Indebtedness....................................................................................................................... ~~161~~163
8.2. Liens ~~166~~168

8.3. [Intentionally omitted]....................................................................................................... ~~170~~172
8.4. Distributions; Restricted Investments................................................................................ ~~171~~172
8.5. Mergers, Consolidations or Sales....................................................................................... ~~171~~172
8.6. Prepayments of Indebtedness............................................................................................. ~~172~~174
8.7. Transactions with Affiliates............................................................................................... ~~173~~175
8.8. Restrictive Agreements...................................................................................................... ~~175~~177
8.9. Fixed Charge Coverage Ratio............................................................................................ ~~177~~179

ARTICLE IX

CONDITIONS OF LENDING

9.1. Conditions Precedent to Effectiveness of Agreement and Making of Loans on the Closing
Date~~178~~179
9.2. Conditions Precedent to Each Loan................................................................................... ~~180~~182

ARTICLE X

DEFAULT; REMEDIES

10.1. Events of Default............................................................................................................... ~~181~~183
10.2. Remedies............................................................................................................................ ~~184~~186

ARTICLE XI

TERM AND TERMINATION

11.1. Term and Termination....................................................................................................... ~~185~~186

ARTICLE XII

AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

12.1. Amendments and Waivers................................................................................................. ~~185~~187
12.2. Assignments; Participations............................................................................................... ~~188~~190

ARTICLE XIII

THE AGENT

13.1. Appointment and Authorization......................................................................................... ~~190~~192
13.2. Delegation of Duties.......................................................................................................... ~~191~~193
13.3. Liability of Agent............................................................................................................... ~~192~~193
13.4. Reliance by Agent.............................................................................................................. ~~192~~194
13.5. Notice of Default................................................................................................................ ~~192~~194
13.6. Credit Decision.................................................................................................................. ~~192~~194
13.7. Indemnification.................................................................................................................. ~~193~~195
13.8. Agent in Individual Capacity............................................................................................. ~~193~~195

13.9. Successor Agent................................................................................................................. ~~194~~195
13.10. Withholding Tax................................................................................................................. ~~194~~196
13.11. Collateral Matters............................................................................................................... ~~194~~196
13.12. Restrictions on Actions by Lenders; Sharing of Payments................................................ ~~196~~198
13.13. Agency for Perfection......................................................................................................... ~~197~~199
13.14. Payments by Agent to Lenders........................................................................................... ~~197~~199
13.15. Settlement; Defaulting Lenders.......................................................................................... ~~198~~200
13.16. Letters of Credit; Intra-Lender Issues................................................................................. ~~203~~205
13.17. Concerning the Collateral and the Related Loan Documents............................................. ~~205~~207
13.18. Field Audit and Examination Reports; Disclaimer by Lenders.......................................... ~~206~~208
13.19. Relation Among Lenders.................................................................................................... ~~207~~209
13.20. Arrangers; Agent................................................................................................................ ~~207~~209
13.21. The Register........................................................................................................................ ~~207~~209
13.22. Québec Collateral............................................................................................................... ~~208~~210
13.23. Certain ERISA Matters....................................................................................................... ~~209~~211
13.24. Recovery of Erroneous Payments....................................................................................... ~~210~~212

ARTICLE XIV

MISCELLANEOUS

14.1. No Waivers; Cumulative Remedies................................................................................... ~~211~~212
14.2. Severability........................................................................................................................ ~~211~~213
14.3. Governing Law; Choice of Forum; Service of Process..................................................... ~~211~~213
14.4. WAIVER OF JURY TRIAL.............................................................................................. ~~212~~214
14.5. Survival of Representations and Warranties...................................................................... ~~212~~214
14.6. Other Security and Guarantees.......................................................................................... ~~212~~214
14.7. Fees and Expenses............................................................................................................. ~~213~~214
14.8. Notices............................................................................................................................... ~~213~~215
14.9. Binding Effect.................................................................................................................... ~~214~~216
14.10. Indemnity of the Agent and the Lenders............................................................................ ~~215~~216
14.11. Limitation of Liability........................................................................................................ ~~215~~217
14.12. Final Agreement................................................................................................................. ~~216~~218
14.13. Counterparts; Facsimile Signatures; Electronic Execution................................................ ~~216~~218
14.14. Captions.............................................................................................................................. ~~216~~218
14.15. Right of Setoff.................................................................................................................... ~~217~~218
14.16. Confidentiality.................................................................................................................... ~~217~~219
14.17. Conflicts with Other Loan Documents............................................................................... ~~218~~220
14.18. Collateral Matters............................................................................................................... ~~218~~220
14.19. No Fiduciary Relationship.................................................................................................. ~~218~~220
14.20. Judgment Currency............................................................................................................. ~~219~~220
14.21. Incremental Indebtedness; Extended Commitments; Extended Loans; Refinancing Commitments and Refinancing Loans; Additional First Lien Debt............................................... ~~219~~221
14.22. Lenders............................................................................................................................... ~~220~~221
14.23. USA PATRIOT Act............................................................................................................ ~~220~~222
14.24. [Reserved]........................................................................................................................... ~~220~~222
14.25. Waiver of Notices............................................................................................................... ~~220~~222
v

14.26. Acknowledgement and Consent to Bail-In of Affected Financial Institutions................... ~~220~~222
14.27. Canadian Anti-Money Laundering Legislation.................................................................. ~~221~~223
14.28. Acknowledgement Regarding Any Supported QFCs......................................................... ~~221~~223

EXHIBITS AND SCHEDULES

EXHIBIT A	FORM OF BORROWING BASE CERTIFICATE
EXHIBIT B	FORM OF NOTICE OF BORROWING
EXHIBIT C	FORM OF NOTICE OF CONTINUATION/CONVERSION
EXHIBIT D	FORM OF COMPLIANCE CERTIFICATE
EXHIBIT E	FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
EXHIBIT F	[INTENTIONALLY OMITTED]
EXHIBIT G	FORM OF SOLVENCY CERTIFICATE
EXHIBIT H	[INTENTIONALLY OMITTED]
EXHIBIT I	FORM OF LENDER JOINDER AGREEMENT
EXHIBIT J	FORMS OF U.S. TAX COMPLIANCE CERTIFICATES
EXHIBIT K	FORM OF JUNIOR LIEN INTERCREDITOR AGREEMENT
EXHIBIT L	[INTENTIONALLY OMITTED]
SCHEDULE 1.1	LENDERS’ COMMITMENTS
SCHEDULE 1.2	U.S. SUBSIDIARY BORROWERS
SCHEDULE 1.2A	GUARANTORS
SCHEDULE 1.3	IMMATERIAL SUBSIDIARIES
SCHEDULE 1.4	UNRESTRICTED SUBSIDIARIES
SCHEDULE 6.4	SUBSIDIARIES
SCHEDULE 6.6	CAPITALIZATION
SCHEDULE 6.9	LITIGATION
SCHEDULE 6.11	ENVIRONMENTAL LAW
SCHEDULE 6.14	ERISA AND PENSION PLAN COMPLIANCE
SCHEDULE 6.15	TAXES
SCHEDULE 6.24(a)	DEPOSIT ACCOUNTS
SCHEDULE 6.24(b)	CREDIT CARD ARRANGEMENTS
SCHEDULE 8.1	DEBT
SCHEDULE 8.2	LIENS
SCHEDULE 8.4	INVESTMENTS

CREDIT AGREEMENT
This Credit Agreement, dated as of July 31, 2019, among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), Bank of America, N.A., with an office at One Bryant Park, New York, New York 10036, as Agent, U.S. Swingline Lender and Letter of Credit Issuer, Bank of America, N.A., acting through its Canada branch, with an office at 181 Bay Street, Toronto Ontario, M5J2V8, as Multicurrency Canadian Swingline Lender, Bank of America, N.A., JPMorgan Chase Bank, N.A., Capital One, National Association, Wells Fargo Bank, National Association, Bank of Montreal, Credit Agricole Corporate and Investment Bank, Goldman Sachs Bank USA, ING Capital LLC, MUFG Union Bank, N.A., and TD Bank, N.A., as co-syndication agents (each, in its capacity as a co-syndication agent, a “Co-Syndication Agent”), Herc Holdings Inc., a Delaware corporation, with offices at 27500 Riverview Center Blvd., Bonita Springs, FL 34134 (the “Company”), each Subsidiary that is listed on Schedule 1.2 (the “U.S. Subsidiary Borrowers” and, together with the Company and each Additional Borrower organized under the Laws of the United States, any state thereof or the District of Columbia made a party hereto from time to time in accordance with Section 1.9(a), the “U.S. Borrowers”), Matthews Equipment Limited, a corporation amalgamated under the laws of the Province of Ontario (the “Initial Canadian Borrower” and the Initial Canadian Borrower, together with each Additional Borrower organized under the Laws of Canada or any territory or province thereof made a party hereto from time to time in accordance with Section 1.9(a), the “Canadian Borrowers”), the Guarantors (as defined below) party hereto, and Bank of America, N.A., Credit Agricole Corporate and Investment Bank, MUFG Union Bank, N.A., Wells Fargo Bank, National Association, as Joint Lead Arrangers and Joint Book Runners (each, in its capacity as a joint lead arranger, a “Joint Lead Arranger”), Bank of Montreal, Capital One, National Association, JPMorgan Chase Bank, N.A. ING Capital LLC, TD Bank, N.A., NYCB Specialty Finance Company, LLC, PNC Bank, National Association, Sumitomo Mitsui Banking Corporation, as Joint Book Runners (each, in its capacity as a joint book runner, a “Joint Book Runner”).
W I T N E S E T H:
WHEREAS, the Borrowers have requested that the Lenders make available a revolving credit facility, portions of which may be used from time to time by the U.S. Borrowers, and portions of which may be used from time to time by the Canadian Borrowers, in each case on the terms and conditions specified herein;
WHEREAS, all Obligations incurred pursuant to this Agreement shall be secured by, among other things, the Security Documents and the other Loan Documents, in each case as and to the extent set forth herein and therein;
WHEREAS, each of the U.S. Guarantors and the Canadian Guarantors has agreed to guarantee the Obligations of each of the Borrowers, on the terms and conditions specified in the U.S. GCA and the Canadian GCA (each as defined herein); and
WHEREAS, on the Agreement Date, the proceeds of the Loans will be used by the Borrowers to refinance all outstanding obligations under that certain Credit Agreement, dated as of June 30,

2016 among certain of the U.S. Borrowers, the Initial Canadian Borrower, certain of the Guarantors, Citibank, N.A., certain of the Lenders party hereto and certain other parties thereto (as amended, restated or otherwise modified prior to the date hereof, the “Existing Citibank Loan Agreement”), to pay fees and expenses related to the Transactions, to finance ongoing working capital needs and for general corporate purposes;
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
1.1.Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:
“Acceleration” has the meaning specified in Section 10.1(d).
“Acceptable Intercreditor Agreement” means any intercreditor agreement containing customary terms and conditions for comparable transactions that is in form and substance reasonably acceptable to the Agent; provided that (i) any intercreditor agreement between the Agent and one or more representatives of Persons (other than the Company or any of its Subsidiaries) benefitting from a Lien on any Collateral of a U.S. Obligor or a Canadian Obligor that is intended to be junior to the Agent’s Lien thereon having terms that are substantially consistent with, or not materially less favorable, taken as a whole, to the Secured Parties than, the terms of the Junior Lien Intercreditor Agreement, shall be deemed to be reasonably acceptable to the Agent and (ii) any Pari Passu Intercreditor Agreement.
“Account Debtor” means each Person obligated in any way on or in connection with an Account, Chattel Paper or General Intangible (including a payment intangible).
“Accounts” means, with respect to each Obligor and its Subsidiaries, all of such Obligor’s or such Subsidiary’s now owned or hereafter acquired or arising accounts, as defined in the UCC or the PPSA, as applicable, and Leases, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance, and all rentals, lease payments and other monies due and to become due under any Lease.
“Acquired Business” has the meaning specified in the definition of “Permitted Acquisition”.
“Act” has the meaning specified in Section 14.23.
“Additional Borrower” has the meaning specified in Section 1.9(a).
“Additional Lender” means any Person that has agreed to provide Incremental Facilities pursuant to Section 2.5 or Refinancing Commitments pursuant to Section 2.7, whether or not such

Person was a Lender hereunder immediately prior to such time; provided that such Person qualifies an Eligible Assignee.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, 25% or more of the outstanding equity interests of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise. Without limiting the generality of the foregoing, when used with respect to the Agent or any Lender, the term “Affiliate” shall include any “authorized foreign bank” for purposes of the Income Tax Act (Canada) of such Person.
“Agent” means the Bank, as the agent for the Lenders under this Agreement, or any successor agent.
“Agent Advance Period” has the meaning specified in Section 2.2(b).
“Agent Advances” has the meaning specified in Section 2.2(b).
“Agent’s Liens” means the Liens on the Collateral granted to the Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the other Loan Documents.
“Agent-Related Persons” means the Agent, together with its Affiliates and branches, and the respective officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of the Agent and such Affiliates and branches.
“Aggregate Multicurrency Revolver Outstandings” means, at any date of determination and without duplication, the Equivalent Amount in Dollars of the sum of (a) the aggregate unpaid principal balance of Multicurrency Revolving Loans, (b) 100% of the aggregate maximum amount available to be drawn under all outstanding Multicurrency Letters of Credit, and (c) the aggregate amount of any unpaid reimbursement obligations in respect of Multicurrency Letters of Credit.
“Aggregate Revolver Outstandings” means, at any date of determination and without duplication, the Equivalent Amount in Dollars of the sum of (a) the Aggregate U.S. Revolver Outstandings, and (b) the Aggregate Multicurrency Revolver Outstandings.
“Aggregate U.S. Revolver Outstandings” means, at any date of determination and without duplication, the Equivalent Amount in Dollars of the sum of (a) the aggregate unpaid principal balance of U.S. Revolving Loans, (b) 100% of the aggregate maximum amount available to be drawn under all outstanding U.S. Facility Letters of Credit, and (c) the aggregate amount of any unpaid reimbursement obligations in respect of U.S. Facility Letters of Credit.
“Agreement” means this Credit Agreement.

“Agreement Date” means the date of this Agreement.
“Alternative Currency” means any currency (other than Dollars or Canadian Dollars) that is approved in accordance with Section 1.7.
“Amendment No. 1” means Amendment No. 1 to Credit Agreement, dated on or about the Amendment No. 1 Effective Date, by and among Agent, Lenders and Obligors.
“Amendment No. 1 Date” means the date of Amendment No. 1.
“Amendment No. 1 Effective Date” means the later of the Amendment No. 1 Date and the first date on which all of the applicable conditions set forth in Section 4 of Amendment No. 1 have been fulfilled (or waived in writing by the Agent).
“Amendment No. 2” means Amendment No. 2 to Credit Agreement, dated on or about the Amendment No. 2 Effective Date, by and among Agent, Lenders and Obligors.
“Amendment No. 2 Date” means the date of Amendment No. 2.
“Amendment No. 2 Effective Date” means the later of the Amendment No. 2 Date and the first date on which all of the applicable conditions set forth in Section 4 of Amendment No. 2 have been fulfilled (or waived in writing by the Agent).
“AML Legislation” has the meaning specified in Section 14.27.
“Anti-Corruption Laws” means any Laws concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977, as amended, the Corruption of Foreign Public Officials Act (Canada), the UK Bribery Act 2010, and any other similar anti- money laundering or anti-corruption law or regulations administered or enforced in any jurisdiction in which any Obligor or any of its Subsidiaries is organized or conducts business.
“Applicable Entities” has the meaning specified in Section 14.19.
“Applicable Margin” means, for each Type of Loan, the interest margin applicable thereto based on the Quarterly Average Excess Availability for the previous calendar quarter (or portion thereof), as set forth below:

Level	Quarterly Average Excess Availability	Applicable Margin for U.S. Revolving Loans denominated in Dollars and Canadian Revolving Loans denominated in Dollars, in each case that are Base Rate Loans	Applicable Margin for U.S. Revolving Loans and Canadian Revolving Loans that are Term SOFR Loans or Daily One Month SOFR Loans	Loans Applicable Margin for Canadian Revolving Loans that are Canadian Prime Rate Loans	Applicable Margin for Canadian Revolving Loans that are ~~BA Equivalent~~Term CORRA Loans or Daily Simple CORRA Loans
I	Equal to or greater than 50% of the Maximum Revolver Amount	0.25%	1.25%	0.25%	1.25%
II	Less than 50% of the Maximum Revolver Amount	0.50%	1.50%	0.50%	1.50%
Notwithstanding the Applicable Margins set forth above, at any time and for so long as the Company has received a corporate or family credit rating from both Moody’s and Standard & Poor’s of Ba2 and BB, respectively, or higher, the Level II pricing for each Type of Loan shall be reduced by 12.5 basis points and at any time thereafter, in the event that the Company has received a corporate or family credit rating from both Moody’s and Standard & Poor’s lower than Ba2 and BB, respectively, the Level II pricing for each Type of Loan shall be increased by 12.5 basis points.
Each change in the Applicable Margin resulting from a change in the Quarterly Average Excess Availability for the most recent calendar quarter ended immediately preceding the first day of a calendar quarter shall be effective with respect to all Loans and Letters of Credit outstanding on and after such first day of such calendar quarter. Notwithstanding anything to the contrary contained above in this definition, Level II pricing shall apply for all Loans at all times once the Commitments have terminated or the Termination Date has occurred.
Notwithstanding the foregoing, in the event that any Borrowing Base Certificate delivered pursuant to Section 7.4(a) is shown to be inaccurate and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (i) the Company shall promptly deliver to the Agent a corrected Borrowing Base Certificate for such Applicable Period, (ii) the Applicable

Margin for such Applicable Period shall be determined as if the Quarterly Average Excess Availability in the corrected Borrowing Base Certificate were applicable for such Applicable Period, and (iii) promptly following the delivery of such corrected Borrowing Base Certificate, the applicable Borrowers shall pay to the Agent an amount equal to the excess of the amount of interest that should have been paid for such Applicable Period over the amount of interest actually paid for such Applicable Period, which payment shall be promptly applied by the Agent in accordance with Section 13.14. Nothing in this paragraph shall limit the rights of the Agent and Lenders with respect to Sections 3.1 and 10.2 nor any of their other rights under this Agreement or any other Loan Document.
References to “U.S. Revolving Loans” in the grid above are to both U.S. Revolving Loans and Multicurrency U.S. Revolving Loans and references to “Canadian Revolving Loans” in the grid above are to Multicurrency Canadian Revolving Loans.
“Appraisal” means an appraisal, prepared on a basis reasonably satisfactory to the Agent, setting forth the Net Orderly Liquidation Value of all Rental Equipment and all Service Vehicles of the applicable Secured Obligors, which appraisal shall be prepared in accordance with Section 7.9(b).
“Approved Fund” means any Person (other than a natural person or Disqualified Lender) that is engaged in making, holding or investing in bank loans and similar extensions of credit in its ordinary course of business and is administered or managed by (a) a Lender, (b) an entity or an Affiliate of an entity that administers or manages a Lender, or (c) an Affiliate or branch of a Lender.
“Arrangers” means Bank of America, N.A., Credit Agricole Corporate and Investment Bank, MUFG Union Bank, N.A., and Wells Fargo Bank, National Association.
“Asset Disposition” means any sale, issuance, conveyance, transfer, lease or other disposition (including a disposition to a Divided LLC pursuant to an LLC Division) by an Obligor or any Restricted Subsidiary to any Person other than an Obligor or a Restricted Subsidiary of:
(a)any Capital Stock of any Restricted Subsidiary (other than directors qualifying shares or to the extent required by applicable law);
(b)all or substantially all of the assets of any division or line of business of an Obligor or any Restricted Subsidiary; or
(c)any other assets of an Obligor or any Restricted Subsidiary;
other than, in the case of clause (a), (b) or (c) above:
(i) sales, conveyances, transfers, leases or other dispositions of assets, including sales of equipment to equipment manufacturers and similar transactions, in each case in the ordinary course of business;
(ii) sales, conveyances, transfers, leases or other dispositions of obsolete, surplus or worn-out property or property that is no longer necessary in the business of the Borrowers and their Subsidiaries;

(iii) sales, conveyances, transfers, leases or other dispositions of assets in one or a series of related transactions for aggregate consideration of less than the greater of (A) $75,000,000 and (B) 2.0% of Consolidated Tangible Assets;
(iv) the lease, license, sublicense or sublease of any real or personal property in the ordinary course of business;
(v) (x) a disposition that constitutes a Permitted Distribution or a Permitted Investment, (y) a disposition governed by Section 8.5 (other than the clauses thereof specifically referring to Asset Dispositions) and (z) any sale, issuance, conveyance, transfer, lease or other disposition of properties or assets in connection with a Securitization Transaction; provided that (A) the aggregate amount of the book value (or in the case of Rental Equipment, Service Vehicles or Spare Parts and Merchandise, Net Book Value) of all such properties or assets of any Obligor sold, issued, conveyed, transferred, leased or otherwise disposed of in connection with all Equipment Securitization Transactions, whether permitted under this clause (v)(z) or any other provision of this Agreement, shall not exceed $510,000,000 in the aggregate during the term of this Agreement, (B) the properties or assets of any Obligor sold, issued, conveyed, transferred, leased or otherwise disposed of in connection with all Equipment Securitization Transactions, transferred in connection with an Equipment Securitization Transaction consist of the types described in the definition of the term Equipment Securitization Transaction and (C) the Obligors shall not select properties or assets for disposition in connection with a Securitization Transaction in a manner so as to intentionally adversely affect the Agent’s or Lenders’ interests hereunder;
(vi) Like-Kind Exchanges in the ordinary course of business;
(vii) any disposition arising from foreclosure, condemnation or similar action with respect to any property or other assets, or exercise of termination rights under any lease, license, concession or agreement, or necessary or advisable (as determined by the Company in good faith) in order to consummate any acquisition of any Person, business or assets, or pursuant to buy/sell arrangements under any joint venture or similar agreement or arrangement;
(viii)dispositions of cash and Cash Equivalents, Investment Grade Securities or Temporary Cash Investments pursuant to any transaction permitted under the Loan Documents;
(ix)any disposition of Capital Stock, Indebtedness or other securities of an Unrestricted Subsidiary;
(x)the unwinding of any Hedge Agreement;
(xi)the sale or discount (with or without recourse, and on customary or commercially reasonable terms) of Accounts arising in the ordinary course of business, or the conversion or exchange of accounts receivable for notes receivable;
(xii)a disposition of Capital Stock of a Restricted Subsidiary pursuant to an agreement or other obligation with or to a person (other than an Obligor or a Restricted Subsidiary) from which such Restricted Subsidiary was acquired, or from whom such Restricted Subsidiary acquires its business and assets (having been newly formed in connection with such acquisition), entered into in connection with such acquisition;
(xiii)the lapse, abandonment (including failure to maintain) or other disposition of Intellectual Property (other than a non-exclusive license, sublicense, cross-license or other grant of rights to Intellectual Property) that is, in the good faith determination of the Company, no longer material or no longer commercially desirable to maintain or used or useful in the conduct of the business of the Company and its Restricted Subsidiaries taken as a whole;
(xiv)non-exclusive licenses, sublicenses, cross-licenses or other grants of rights to Intellectual Property not materially interfering with the conduct of the business of the Borrowers and the Restricted Subsidiaries taken as a whole or the Agent’s rights with respect to the Collateral; and
(xv)any disposition for Fair Market Value, to any Franchisee or any Franchise Special Purpose Entity; provided that (A) the aggregate Fair Market Value of all such properties or assets of any Obligor, together (but in each case without duplication) with (1) the aggregate Fair Market Value of any properties or assets transferred as permitted under any other provision hereof in connection with the disposition of properties or assets to any Franchisee or any Franchise Special Purpose Entity, (2) the amount of Investments under clause (x) of the definition of the term “Permitted Investments”, and (3) the amounts paid as consideration for all acquisitions in reliance on clause (d)(iii) of the definition of the term “Permitted Acquisition”, shall not exceed $120,000,000 in the aggregate during the term of this Agreement and (B) the properties or assets transferred to any Franchisee or any Franchise Special Purpose Entity shall consist of the types described in the definition of the term Equipment Securitization Transaction.
“Assignee” has the meaning specified in Section 12.2(a).
“Assignment and Acceptance” means an assignment and acceptance agreement entered into by one or more Lenders and Eligible Assignees (with the consent of any party whose consent is required by Section 12.2(a)), and accepted by the Agent, in substantially the form of Exhibit E or any other form approved by the Agent.
“Attorney Costs” means and includes all reasonable and documented fees, expenses and disbursements of any law firm or other external counsel engaged by the Agent (limited to one primary counsel and not more than one local counsel for each relevant jurisdiction (including relevant foreign jurisdictions)).
“Availability Reserves” means, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, subject to Section 2.9, Dilution Reserve and such other reserves as the Agent, in its Reasonable Credit Judgment, determines as being appropriate to reflect any impediments to the realization upon any Collateral consisting of Eligible Accounts, Eligible Unbilled Accounts, Eligible Rental Equipment, Eligible Spare Parts and Merchandise or Eligible Service Vehicles included in the U.S. Borrowing Base or Canadian Borrowing Base (including any claims that the Agent determines may need to be satisfied in connection with the realization upon such Collateral).

“Available Incremental Amount” means, on any date, without duplication, an amount equal to the difference between (a) the greater of (i) $1,000,000,000 and (ii) an amount equal to Suppressed Availability and (b) the sum of the aggregate principal amount of all Incremental ABL Term Loans made, plus all Incremental Revolving Commitments established, in each case, prior to such date pursuant to Section 2.5 and that shall be outstanding as of such date (it being understood that any Incremental ABL Term Loans that shall be repaid, and any Incremental Revolving Commitment that shall be terminated, in connection with any proposed Incremental ABL Term Loans or Incremental Revolving Commitments shall not be deemed outstanding for purposes of this definition).
~~“BA Equivalent Interest Payment Date” means, with respect to a BA Equivalent Loan, (a) the last day of each BA Equivalent Interest Period applicable to such BA Equivalent Loan and (b) the Termination Date.~~
~~“BA Equivalent Interest Period” means, with respect to each BA Equivalent Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a BA Equivalent Loan, and ending on (a) the date one or three months thereafter, or (b) any other date agreed to by all the Lenders making or holding such Loan, in each case, as selected by the applicable Canadian Borrower in its Notice of Borrowing or Notice of Continuation/Conversion; provided that:~~
~~(a) the initial BA Equivalent Interest Period for any Borrowing of a BA Equivalent Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Canadian Prime Rate Loans, as applicable) and each BA Equivalent Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding BA Equivalent Interest Period expires;~~
~~(b) if any BA Equivalent Interest Period of one month or longer relating to a Borrowing of a BA Equivalent Loan begins on the last Business Day of a calendar month or begins on a day for which there is no numerically corresponding day in the calendar month at the end of such BA Equivalent Interest Period, such BA Equivalent Interest Period shall end on the last Business Day of the calendar month at the end of such BA Equivalent Interest Period;~~
~~(c) if any BA Equivalent Interest Period would otherwise expire on a day that is not a Business Day, such BA Equivalent Interest Period shall expire on the next succeeding Business Day; provided that if any BA Equivalent Interest Period of one month or longer in respect of a BA Equivalent Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such BA Equivalent Interest Period shall expire on the next preceding Business Day; and~~
~~(d) none of the Canadian Borrowers nor the Borrowers’ Agent shall be entitled to elect any BA Equivalent Interest Period in respect of any BA Equivalent Loan if such BA Equivalent Interest Period would extend beyond the Maturity Date.~~
~~“BA Equivalent Loan” means a Multicurrency Canadian Revolving Loan that bears interest based on the BA Rate.~~

~~“BA Rate” means, for the BA Equivalent Interest Period of each BA Equivalent Loan, the rate of interest per annum equal to a per annum rate of interest equal to the Canadian Dollar bankers’ acceptance rate having such specified term (or a term as closely as possible comparable to such specified term), or comparable or successor rate approved by the Agent, determined by it, acting reasonably and in consultation with the Borrowers’ Agent, at or about 10:00 a.m. (Toronto time) on the applicable day (or the preceding Business Day, if the applicable day is not a Business Day), as published on the CDOR or other applicable Reuters screen page (or other commercially available source designated by the Agent, acting reasonably, from time to time); provided that in no event shall the BA Rate be less than zero.~~
~~“BA Successor Rate” has the meaning specified in Section 5.8.~~
~~“BA Successor Rate Conforming Changes” means, with respect to any proposed BA Successor Rate, any conforming changes to the definitions of Canadian Prime Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Agent, to reflect the adoption of such BA Successor Rate and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such BA Successor Rate exists, in such other manner of administration as the Agent determines in consultation with the Borrowers’ Agent).~~
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank” means, as the context requires, (a) the U.S. Bank, or (b) the Canadian Bank. Any general reference to the “Bank” refers to the U.S. Bank with respect to the U.S. Credit Facilities and/or the U.S. Bank with respect to U.S. Swingline Loan and/or Loans to U.S. Borrowers under the Multicurrency Credit Facilities and/or the Canadian Bank with respect to Multicurrency Canadian Swingline Loans, and/or Loans to Canadian Borrowers under the Multicurrency Credit Facilities.
“Bank of America” means Bank of America, N.A. and its successors.
“Bank Product Reserves” means (a) all reserves which the Agent from time to time establishes in its Reasonable Credit Judgment for the Designated Bank Products Obligations then outstanding and (b) without duplication of clause (a), all Waterfall Priority Hedge Agreement Reserves.

“Bank Products” means (a) Hedge Agreements, (b) products and services under Cash Management Documents and (c) to the extent not otherwise included in the foregoing, other similar banking products or services (other than Loans and Letters of Credit) as, in the case of each of clauses (a), (b) and (c), may be requested by any Borrower (on behalf of itself or any other Restricted Subsidiary) and extended to any Borrower or any Restricted Subsidiary by a Lender Counterparty.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”.
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) Term SOFR for a 30-day interest period as determined on such day, plus 1%; provided that in no event shall the Base Rate be less than zero. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 5.5 or 5.7 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.
“Base Rate Loan” means (a) any U.S. Revolving Loan denominated in Dollars, in each case during any period for which it bears interest based on the Base Rate, (b) any Multicurrency Canadian Revolving Loan denominated in Dollars during any period for which it bears interest based on the Canadian Base Rate, (c) all Agent Advances made to a U.S. Borrower and (d) all U.S. Swingline Loans and Multicurrency U.S. Swingline Loans.
“Basel III” means:
(a)the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010;
(b)the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement — Rules text” published by the Basel Committee on Banking Supervision in November 2011; and
(c)any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of “Certification Regarding Beneficial Owners of Legal Entity

Customers” published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association (or any successor or replacement form).
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“BIA” means the Bankruptcy and Insolvency Act (Canada) and the regulations promulgated thereunder.
“Borrowers” means the U.S. Borrowers and the Canadian Borrowers.
“Borrowers’ Agent” means the Company, in its capacity as agent for itself and the other Borrowers pursuant to Section 4.10.
“Borrowing” means a borrowing hereunder consisting of Loans of one Type made on the same day by Lenders to any Borrower (or (a) by the U.S. Bank in the case of a Borrowing funded by U.S. Swingline Loans or Multicurrency U.S. Swingline Loans or by the Agent in the case of a Borrowing consisting of an Agent Advance made to a U.S. Borrower, or (b) by the Canadian Bank in the case of a Borrowing funded by Multicurrency Canadian Swingline Loans or by the Agent in the case of a Borrowing consisting of an Agent Advance made to a Canadian Borrower).
“Borrowing Base” means the U.S. Borrowing Base or the Canadian Borrowing Base, as the context requires.
“Borrowing Base Certificate” means a certificate by a Responsible Officer of the Borrowers’ Agent, substantially in the form of Exhibit A (or another form reasonably acceptable to the Agent) setting forth the calculation of the U.S. Borrowing Base and the Canadian Borrowing Base, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to the Agent, as adjusted pursuant to Section 2.9 and the definitions of Pari Passu Debt Reserves and Waterfall Priority Hedge Agreement Reserves. All calculations of the U.S. Borrowing Base and the Canadian Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall be made by the Borrowers’ Agent and certified to the Agent; provided that the Agent shall have the right to review and adjust, in the exercise of its Reasonable Credit Judgment (or, with respect to Pari Passu Debt Reserves and Waterfall Priority Hedge Agreement Reserves, as otherwise set forth in the definitions thereof) and in consultation with the Company, any such calculation to the extent that such calculation is not in accordance with this Agreement; provided that the Agent shall provide the Borrowers’ Agent prior written notice of any such adjustment.
“Borrowing Minimum” means (a) with respect to Base Rate Loans or Canadian Prime Rate Loans, (i) in the case of a Borrowing denominated in Dollars, $1,000,000, and (ii) in the case of a Borrowing denominated in Canadian Dollars, Cdn $1,000,000 (or, in each case, if the applicable Commitment then available is less than the applicable amount specified in the foregoing, such lesser amount), (b) with respect to Daily One Month SOFR Loans, $1,000,000, ~~and~~ (c) with respect to Term SOFR Loans or ~~BA Equivalent~~Term CORRA Loans, (i) in the case of a Borrowing denominated in Dollars, $5,000,000, (ii) in the case of a Borrowing denominated in Canadian Dollars, Cdn $5,000,000, and (iii) in the case of a Borrowing denominated in any other Alternative

Currency, such amount as may be agreed by the Agent and the Borrowers’ Agent, and (d) with respect to Daily Simple CORRA Loans, Cdn $5,000,000.
“Borrowing Multiple” means (a) in the case of a Borrowing denominated in Dollars, $1,000,000, (b) in the case of a Borrowing denominated in Canadian Dollars, Cdn $1,000,000, and (c) in the case of a Borrowing denominated in any other Alternative Currency, such amount as may be agreed by the Agent and the Borrowers’ Agent.
“Business Day” means any day that is not a Saturday, Sunday, or a day on which banks in New York, New York are required or permitted to be closed; provided that when used in connection with a Multicurrency Canadian Revolving Loan, such day shall be a day on which banks are open for business in Toronto, Canada and New York, New York but excluding Saturday, Sunday and any other day which is a legal holiday in Toronto, Canada or New York, New York.
“Canadian Bank” means Bank of America, N.A. (acting through its Canada branch), or any successor entity thereto or affiliate thereof.
“Canadian Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the per annum rate of interest designated by the Canadian Bank from time to time as its base rate for commercial loans made by it in Dollars, which rate is based on various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such rate, (b) the Federal Funds Rate plus 1/2 of 1%, and (c) Term SOFR for a 30-day interest period as determined on such day, plus 1%; provided that in no event shall the Canadian Base Rate be less than zero. Any change in such rate shall take effect at the opening of business on the applicable Business Day. If the Canadian Base Rate is being used as an alternate rate of interest pursuant to Section 5.5 or 5.7 hereof, then the Canadian Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.
“Canadian Base Rate Loan” means any Multicurrency Canadian Revolving Loan during any period for which it bears interest by reference to the Canadian Base Rate.
“Canadian Borrowers” has the meaning specified in the introductory paragraph to this Agreement.
“Canadian Borrowing Base” means, at any time, an amount in Dollars equal to:
(a)the sum of
(i)90% of the amount of Eligible Canadian Accounts owing from Account Debtors which have an Investment Grade Rating; plus
(ii)85% of the amount of Eligible Canadian Accounts owing from Account Debtors which do not have an Investment Grade Rating; plus
(iii)75% of the amount of Eligible Unbilled Canadian Accounts (not to exceed 50% of the aggregate amount calculated under clauses (i) and (ii) above); plus

(iv)the lesser of: (A) 100% multiplied by the then Net Book Value of Eligible Canadian Rental Equipment and Eligible Canadian Service Vehicles, and (B) 85% multiplied by the then extant Net Orderly Liquidation Value Percentage of Eligible Canadian Rental Equipment and Eligible Canadian Service Vehicles multiplied by the Net Book Value thereof; plus
(v)55% multiplied by the then Net Book Value of Eligible Canadian Spare Parts and Merchandise; minus
(b)the sum of (i) the amount of Pari Passu Debt Reserves with respect to Indebtedness of the Canadian Obligors; plus (ii) the amount of all other Reserves related to the Canadian Obligors from time to time established by the Agent in accordance with Section 2.9 or in accordance with the definition of “Waterfall Priority Hedge Agreement Reserve”.
“Canadian Collateral” means all of the Canadian Obligors’ personal property from time to time subject to the Agent’s Liens securing payment or performance of any Obligations pursuant to the Canadian Security Documents, other than Excluded Assets (as defined in the Canadian GCA); provided that the term “Canadian Collateral” shall not include U.S. Collateral.
“Canadian DB Pension Plan” means any Canadian Pension Plan that contains a “defined benefit provision” as defined in the Income Tax Act (Canada).
“Canadian Dollars” or “Cdn $” or “Cdn. Dollars” means the lawful currency of Canada.
“Canadian GCA” means the Canadian Guarantee and Collateral Agreement dated as of the Agreement Date from the Canadian Obligors in favor of the Agent for the benefit of the Secured Parties.
“Canadian Guarantors” means (a) any Subsidiary of the Company that is organized under the Laws of Canada or any province or territory thereof, whether now existing or hereafter created or acquired, and (b) each other Person (other than a U.S. Guarantor), who guarantees payment or performance in whole or in part of the Obligations; provided that “Canadian Guarantors” shall not include any Subsidiary that is an Excluded Subsidiary. The Canadian Guarantors as of the Agreement Date are set forth on Schedule 1.2A under the heading “Canadian Guarantors”.
“Canadian Obligations” means, with respect to the Indebtedness of the Canadian Obligors under the Loan Documents, any principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to any Canadian Obligor whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, Guarantees of such Indebtedness (or of Obligations in respect thereof), other monetary obligations of any Canadian Obligor of any nature and all other amounts payable by any Canadian Obligor under the Loan Documents or in respect thereof, excluding in each case Excluded Swap Obligations; provided that “Canadian Obligations” shall in any event include Designated Bank Products Obligations of any Canadian Obligor and all U.S. Obligations guaranteed by the Canadian Obligors (in each case, to the extent such Obligations are not Excluded Swap Obligations).

“Canadian Obligors” means the Canadian Borrowers and the Canadian Guarantors.
“Canadian Pension Plan” means any Pension Plan applicable solely to employees or former employees of any of the Canadian Obligors but shall not include any Pension Plan maintained by the Government of Canada, the government of the Province of Québec or the government of the Province of Ontario.
“Canadian Prime Rate” means, ~~on~~for any day~~,~~  a fluctuating rate of interest per annum equal to the greater of (a) the per annum rate of interest ~~publicly announced from time to time by the Canadian Bank~~quoted or established as the “prime rate” of the Agent which it quotes or establishes for such day as its reference rate of interest ~~for loans made~~in order to determine interest rates for commercial loans in Canadian Dollars ~~and designated as its “prime” rate being a rate set by the Canadian Bank based upon~~in Canada to its Canadian borrowers; (b) from and after the Term CORRA Activation Date, Term CORRA for a one (1) month term that is two (2) Business Days prior to such date plus the Term CORRA Adjustment plus 1% per annum; and (c) 1.00%, adjusted automatically with each quoted or established change in such rate, all without the necessity of any notice to any Borrower or any other Person. Such prime rate is based on various factors~~,~~  including ~~the Canadian Bank’s costs~~cost and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, ~~and (b) the BA Rate for a one month BA Equivalent Interest Period as determined on such day, plus 1%; provided that in no event shall the Canadian Prime Rate be less than zero~~which may be priced at, above, or below such announced rate. Any change in the prime rate ~~for loans made in Canadian Dollars announced by the Canadian Bank~~ shall take effect at the opening of business on the day specified in the public announcement of such change. ~~Each interest rate based on such prime rate hereunder shall be adjusted simultaneously with any change in such prime rate.~~
“Canadian Prime Rate Loan” means any Multicurrency Canadian Revolving Loan during any period for which it bears interest by reference to the Canadian Prime Rate and all Multicurrency Canadian Swingline Loans and Agent Advances made to a Canadian Borrower.
“Canadian Security Documents” means, collectively, (a) the Canadian GCA, (b) any security agreement and/or deed of hypothec executed and delivered after the Agreement Date by a Person that is or becomes a Canadian Obligor hereunder in accordance with Section 7.16, and (c) any Control Agreement or other agreements, instruments and documents heretofore, now or hereafter securing any of the Canadian Obligations.
“Canadian Subsidiary” means any Subsidiary of the Company that is organized under the Laws of Canada or any province or territory thereof.
“Capital Adequacy Regulation” means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy or liquidity requirements of any bank or of any corporation controlling a bank.
“Capital Expenditures” means, with respect to any Person for any period, the sum of (a) the aggregate of all expenditures incurred by such Person and its consolidated Subsidiaries during such period for purchases of property, plant and equipment as “capital expenditures” (exclusive of expenditures for Investments not prohibited hereby, including Permitted Acquisitions) or similar items which, in accordance with GAAP, are or should be included in the statement of cash flows of such Person and its consolidated Subsidiaries during such period, net of (b)(i) proceeds received by the Company or its Subsidiaries from dispositions of property, plant and equipment or similar items reflected in the statement of cash flows of such Person and its consolidated Subsidiaries during such period, (ii) expenditures that are paid for by a third party (excluding the Company and any of its consolidated Subsidiaries) and for which neither the Company nor any of its consolidated Subsidiaries has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such third party or any other Person or (iii) expenditures made with the proceeds of any equity securities issued or capital contributions received, or Indebtedness incurred, by the Company or any of its consolidated Subsidiaries which, in accordance with GAAP, are included in “capital expenditures,” including any such expenditures made for purchases of Rental Equipment.
“Capital Stock” means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock or equity participations, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock and, including, with respect to partnerships, limited liability companies or business trusts, ownership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnerships, limited liability companies or business trusts.
“Cash Dominion Period” means (a) any period (i) commencing on the date on which Specified Availability shall have been less than the greater of (A) 10% of the Loan Cap and (B) $225,000,000 for five consecutive Business Days, and the Agent has notified the Borrowers’ Agent that a Cash Dominion Period is in effect, and (ii) ending on the earliest of (A) the date on which Specified Availability shall have been at least equal to the greater of (1) 10% of the Loan Cap and (2) $225,000,000 for 20 consecutive calendar days or (B) Specified Availability shall have been at least 15% of the Loan Cap for five consecutive calendar days or (b) any period during which a Specified Default shall have occurred and be continuing.
“Cash Equivalents” means:
(a)direct obligations of the United States of America or Canada, or any agency thereof, or obligations guaranteed or insured by the United States of America or Canada, or any agency thereof; provided that such obligations mature within one year from the date of acquisition thereof;
(b)(i) certificates of deposit, guaranteed investment certificates or time deposits maturing within one year from the date of acquisition, bankers’ acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with (x) any Lender or an Affiliate thereof or (y) any other bank or trust company organized under the laws of the United States of America or any state thereof or Canada or any province or territory thereof, in each such case, having, at the time of acquisition thereof, capital and surplus aggregating at least $500,000,000 (or the Equivalent Amount in Canadian Dollars, as applicable) and the commercial paper of the holding company of which is rated at least “A2” by S&P or “P2” by Moody’s, and (ii) repurchase obligations for underlying securities of the types described in clause (i) above entered into with any financial institution meeting the qualifications specified in clause (i) above;
(c)commercial paper maturing not more than one year from the date of creation thereof or corporate demand notes, in each case given a rating of “A2” or better by S&P or “P2” or better by Moody’s;
(d)(i) marketable direct obligations issued by any state of the United States of America or the District of Columbia or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least “A1” from S&P or at least “P1” from Moody’s, (ii) Temporary Cash Investments or (iii) investments in short-term asset management accounts that are primarily invested in investments of the type specified in any of clauses (i) or (ii) above; and
(e)any investment in (i) funds investing primarily in investments of the types specified in clauses (a) through (d) above or (ii) money market funds complying with the risk limiting conditions of Rule 2a-7 or any successor rule of the SEC under the Investment Company Act of 1940;
provided that in the case of any Investment by any Foreign Subsidiary, “Cash Equivalents” shall also include: (A) direct obligations of the sovereign nation (or any agency thereof) in which such Foreign Subsidiary is organized and is conducting business or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof) (or, in the case of a Foreign Subsidiary organized under the Laws of a member state of the European Union, any other sovereign nation (or agency thereof) in the European Union), in each case maturing within a year after such date and having, at the time of the acquisition thereof, a rating equivalent to at least “A2” from S&P and at least “P2” from Moody’s, (B) investments of the type and maturity described in clauses (a) through (e) above of non-U.S. obligors, which investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable non-U.S. rating agencies and (C) shares of money market mutual or similar funds substantially all of the assets of which are invested in assets otherwise satisfying the requirements of this definition (including this paragraph).
“Cash Management Document” means any certificate, agreement or other document executed by any Obligor in respect of the Cash Management Obligations of any such Obligor.
“Cash Management Obligation” means any obligation of an Obligor or Restricted Subsidiary in connection with, or in respect of, cash management services (including treasury, depository, return item, overdraft, controlled disbursement, credit, merchant store value or debit card, purchase card, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer and other cash management arrangements) provided after the Agreement Date by the Agent or any Person that was a Lender or the Agent or an Affiliate of the Agent or any Lender at the time the applicable Cash Management Documents were entered into.
“CCAA” means the Companies’ Creditors Arrangement Act (Canada) and the regulations promulgated thereunder.

~~“CDOR Screen Rate” means the CDOR on other applicable Reuters screen page the Agent (in its reasonable discretion) designates to determine CDOR (or such other commercially available source providing such quotations as may be designated by the Agent from time to time in its reasonable discretion).~~
“Change of Control” means, at any time and for any reason whatsoever, (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total Voting Stock of the Company on a fully diluted basis, (b) the Company shall cease to own, directly or indirectly 100% of the Capital Stock of Herc Rentals, (c) the occurrence of a “Change of Control” as defined in (i) the Senior Note Indenture or (ii) any other indenture, loan agreement or similar instrument in each case evidencing or governing Indebtedness in an outstanding principal amount in excess of $250,000,000 entered into or assumed by the Company after the Agreement Date.
“Charter Documents” means, with respect to any Person, the certificate or articles of incorporation or organization, memoranda of association, by-laws or operating agreement, and other organizational or governing documents of such Person.
“Chattel Paper” means all of each Borrower’s, each Guarantor’s and each of their Subsidiary’s now owned or hereafter acquired chattel paper, as defined in the UCC or, with respect to any chattel paper of any Canadian Obligor, the PPSA, including electronic chattel paper.
“Closing Date” means the later of the Agreement Date and the first date on which all of the applicable conditions set forth in Section 9.1 have been fulfilled (or waived in writing by the Agent and the Arrangers).
“CME” means CME Group Benchmark Administration Limited.
“Co-Syndication Agent” has the meaning specified in the preamble to this Agreement.
“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder.
“Collateral” means the U.S. Collateral and/or the Canadian Collateral, collectively or individually, as the context requires.
“Collateral Access Agreements” means any landlord waiver, mortgagee waiver, bailee letter, or any similar acknowledgment or agreement of any warehouseman or processor that owns or is in possession of property where Rental Equipment, Service Vehicles or Spare Parts and Merchandise is stored or located, in each case in a form reasonably satisfactory to the Agent.
“Combined Borrowing Base” means, at any time, the sum of (a) the U.S. Borrowing
Base at such time and (b) the Canadian Borrowing Base at such time.
“Commitment” means a Revolving Credit Commitment (and including any Incremental Revolving Commitment and Extended Commitment to make Revolving Loans), a U.S. Swingline

Commitment, a Multicurrency Facility Swingline Commitment, or any Refinancing Revolving Commitment under this Agreement as the context requires.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) and any successor statute.
“Company” has the meaning specified in the introductory paragraph to this Agreement.
“Compliance Certificate” means a certificate substantially in the form of Exhibit D.
“Conforming Changes” means, (a) with respect to use, administration of or conventions associated with SOFR, Term SOFR, Daily One Month SOFR or any proposed Successor Rate, as applicable, any conforming changes to the definitions of Base Rate, Canadian Base Rate, SOFR, Term SOFR, Daily One Month SOFR~~, BA Rate, Canadian Prime Rate, BA Equivalent Interest Period~~  and Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of Business Day and U.S. Government Securities Business Day, timing of borrowing requests or prepayment, conversion or continuation notices, and length of lookback periods) as may be appropriate, in the Agent’s discretion, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Agent determines is reasonably necessary in connection with the administration of any Loan Document)~~.~~  and (b) with respect to use, administration of or conventions associated with CORRA, Daily Simple CORRA, Term CORRA, the Daily Simple CORRA Rate or the Term CORRA Rate, as applicable, any conforming changes to the definitions of Canadian Prime Rate, Business Day and Term CORRA Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, timing of borrowing requests or prepayment, conversion or continuation notices, and length of lookback periods, and the applicability of breakage provisions) as may be appropriate, in the Agent’s discretion, to reflect the adoption or implementation of such applicable rate(s) and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent determines that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of such rate exists, in such other manner of administration as the Agent determines is reasonably necessary in connection with the administration of any Loan Documents).
“Consolidated EBITDA” means, for any period:
(a)the sum of, without duplication, the amounts for such period, taken as a single accounting period, of:
(i)Consolidated Net Income;
(ii)Consolidated Non-cash Charges;

(iii)Consolidated Interest Expense, all items excluded from the definition of Consolidated Interest Expense pursuant to clause (b) thereof, and to the extent not reflected in Consolidated Interest Expense, costs of surety bonds in connection with financing activities;
(iv)Consolidated Income Tax Expense;
(v)any fees, expenses or charges related to the Transactions, any issuance of Capital Stock, Investment, merger, acquisition, disposition, consolidation, recapitalization or the incurrence or repayment of Indebtedness permitted by this Agreement (including any refinancing or amendment of any of the foregoing) (whether or not consummated or incurred);
(vi)the amount of any restructuring charges or reserves (which shall include retention, severance, systems establishment cost, excess pension charges, contract termination costs, including future lease commitments, costs related to start up, closure, relocation or consolidation of facilities, costs to relocate employees, consulting fees, one time information technology costs, one time branding costs and losses on the sale of excess fleet from closures); provided that the aggregate amount of such charges or reserves added to Consolidated EBITDA for any period pursuant to this clause (vi) (when taken together with any amounts added pursuant to clause (vii) below) shall not exceed 20% of Consolidated EBITDA for such period;
(vii)the amount of net cost savings and synergies projected by the Company in good faith to be realized (which shall be calculated on a pro forma basis as though such cost savings or synergies had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that (A) such cost savings or synergies are reasonably identifiable and supportable, (B) such actions have been taken or are to be taken within 18 months after the date of determination to take such action and (C) the aggregate amount of any cost savings and synergies added pursuant to this clause (vii) (when taken together with any amounts added pursuant to clause (vi) above) shall not exceed 20% of Consolidated EBITDA for such period;
(viii)the amount of any loss attributable to non-controlling interests;
(ix)the amount of any loss on any Franchise Financing Disposition;
(x)any costs or expenses pursuant to any management or employee stock option or other equity‑related plan, program or arrangement, or other benefit plan, program or arrangement, or any equity subscription or equityholder agreement, to the extent funded with cash proceeds contributed to the capital of the Company by a Person other than the Company or a Subsidiary of the Company or an issuance of Capital Stock of the Company (other than Disqualified Stock);
(xi)all deferred financing costs written off and premiums paid in connection with any early extinguishment of any obligations under Hedge Agreements or other derivative instruments; and

(xii)realized foreign exchange losses resulting from the impact of foreign currency changes on the valuation of assets or liabilities on the balance sheet of the Company and its Restricted Subsidiaries; less
(b)the sum of:
(i) non-cash items increasing Consolidated Net Income; and
(ii)all cash payments during such period relating to non-cash charges that were added back in determining Consolidated EBITDA for the most recent period of four consecutive Fiscal Quarters.
“Consolidated Income Tax Expense” means, for any period, the provision for federal, state, local and foreign taxes (whether or not paid, estimated or accrued) based on income, profits or capitalization (including penalties and interest, if any) of the Consolidated Parties for such period as determined on a consolidated basis in accordance with GAAP.
“Consolidated Interest Expense” means, for any period, without duplication, the sum of:
(a)the interest expense to the extent deducted in calculating Consolidated Net Income, net of any interest income, of the Consolidated Parties for such period as determined on a consolidated basis in accordance with GAAP, including:
(i)any amortization of debt discount;
(ii)the net payments made or received under interest rate Hedge Agreements (including any amortization of discounts);
(iii)the interest portion of any deferred payment obligation;
(iv)all commissions, discounts and other fees and charges owed with respect to letters of credit, bankers’ acceptance financing or similar facilities;
(v)all accrued interest;
(vi)interest in respect of Indebtedness of any other Person that has been guaranteed by any Consolidated Party, but only to the extent that such interest is actually paid by any such Consolidated Party;
(vii)non-cash interest expense; and
(viii)the interest expense attributable to Finance Lease Obligations, minus
(b)to the extent otherwise included in such interest expense referred to in clause (a) above, (u) amortization or write‑off of financing costs, (v) accretion or accrual of discounted liabilities not constituting Indebtedness, (w) any expense resulting from discounting of Indebtedness in conjunction with recapitalization or purchase accounting, (x) any “additional interest” in respect of registration rights arrangements for any securities and (y) any expensing of bridge, commitment and other financing fees, in each case under clauses (a) and (b), as determined on a consolidated basis in accordance with GAAP; provided that gross interest expense shall be determined after giving effect to any net payments made or received by the Consolidated Parties with respect to interest rate Hedge Agreements.
“Consolidated Net Income” means, for any period, the consolidated net income (or loss) of the Consolidated Parties determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein), without duplication:
(a)any net income (loss) of any Person if such Person is not a Consolidated Party, except that (A) any Consolidated Party’s equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount actually dividended or distributed or that (as determined by the Company in good faith, which determination shall be conclusive) could have been dividended or distributed by such Person during such period to a Consolidated Party as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause (b) below), to the extent not already included therein, and (B) any Consolidated Party’s equity in the net loss of such Person shall be included to the extent of the aggregate Investment of any such Consolidated Party in such Person;
(b)any extraordinary, unusual or non-recurring gain, loss, expense or charge (including fees, expenses and charges associated with the Transactions or any merger, acquisition, disposition or consolidation after the Agreement Date or any accounting change);
(c)(i) the portion of net income of the Consolidated Parties allocable to minority interests in unconsolidated Persons or to Investments in Unrestricted Subsidiaries to the extent that cash dividends or distributions have not actually been received by the Consolidated Parties and (ii) the portion of net loss of the Consolidated Parties allocable to minority interests in unconsolidated Persons or to Investments in Unrestricted Subsidiaries shall be included to the extent of the aggregate investment of the Consolidated Parties in such Person;
(d)any gain or loss realized upon the sale, abandonment or other disposition of any asset of the Consolidated Parties (including pursuant to any sale/leaseback transaction) that is not sold, abandoned or otherwise disposed of in the ordinary course of business (as determined in good faith by the Company, which determination shall be conclusive) and (y) any gain or loss realized upon the disposal, abandonment or discontinuation of operations of the Consolidated Parties;
(e)the net income of any Consolidated Party to the extent that the declaration of dividends or similar distributions by that Consolidated Party of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Consolidated Party or its stockholders (other than (i) restrictions that have been waived or otherwise released, (ii) restrictions pursuant to this Agreement and (iii) restrictions in effect on the Agreement Date with respect to a Consolidated Party and other restrictions with respect to such Consolidated Party that taken as a whole are not materially less favorable to the Lenders than such restrictions in effect on the Agreement Date);
(f)any gain or loss realized as a result of the cumulative effect of a change in accounting principles;
(g)the write-off of any deferred financing costs and premiums costs incurred by the Company in connection with the refinancing or repayment of any Indebtedness;
(h)any net after-tax gain (or loss) attributable to the early repurchase, extinguishment or conversion of Indebtedness, obligations under Hedge Agreements or other derivative instruments (including any premiums paid);
(i)any non-cash income (or loss) related to the recording of the fair market value of any obligations under Hedge Agreements or any ineffectiveness recognized in earnings related to qualifying hedge transactions or the fair value of changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in each case, in respect of any obligations under Hedge Agreements;
(j)(i) any unrealized gains or losses in respect of any foreign exchange contract, currency swap agreement or other similar agreement with respect to currency values, and (ii) any ineffectiveness recognized in earnings related to qualifying hedge transactions or the fair value of changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in each case of this clause (ii), in respect of any obligations under Hedge Agreements;
(k)any non-cash compensation deduction as a result of any grant of stock or stock related instruments to employees, officers, directors or members of management;
(l)any income (or loss) from discontinued operations;
(m)any unrealized foreign currency translation or transaction gains or losses in respect of Indebtedness or other obligations of any Person denominated in a currency other than the functional currency of such Person;
(n)to the extent covered by insurance and actually reimbursed, or, so long as the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (i) not denied by the applicable carrier in writing within 180 days and (ii) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), expenses with respect to liability or casualty events or business interruption; provided that, to the extent included in Consolidated Net Income in a future period, reimbursements with respect to expenses excluded from the calculation of Consolidated Net Income pursuant to this clause (n) shall be excluded from Consolidated Net Income in such period up to the amount of such excluded expenses;

(o)any non-cash charge, expense or other impact attributable to application of the purchase or recapitalization method of accounting (including the total amount of depreciation and amortization, cost of sales or other non-cash expense resulting from the write-up of assets to the extent resulting from such purchase or recapitalization accounting adjustments) noncash charges for deferred tax valuation allowances and noncash gains, losses, income and expenses resulting from fair value accounting required by the applicable standard under GAAP;
(p)any goodwill or other intangible asset impairment charge;
(q)effects of fair value adjustments in the merchandise inventory, property and equipment, goodwill, intangible assets, deferred revenue, deferred rent and debt line items in such Person’s consolidated financial statements pursuant to GAAP resulting from the application of acquisition accounting in relation to the Transactions or any consummated acquisition and the amortization or write-off or removal of revenue otherwise recognizable of any amounts thereof, net of taxes, shall be excluded or added back in the case of lost revenue;
(r)the amount of loss on sale of assets to a Subsidiary in connection with a Securitization Transaction;
(s)the amount of any restructuring charge or reserve, integration cost or other business optimization expense or cost (including charges related to the implementation of strategic or cost-savings initiatives), including any severance, retention, signing bonuses, relocation, recruiting and other employee-related costs, future lease commitments, and costs related to the opening and closure and/or consolidation of facilities and to existing lines of business; and
(t)accruals and reserves established within 12 months after the closing of any acquisition or investment required to be established as a result of such acquisition or investment in accordance with GAAP, or changes as a result of adoption or modification of accounting policies.
“Consolidated Non-cash Charges” means, for any period, the aggregate depreciation, amortization (including amortization of goodwill and other intangibles) and other non-cash expenses of the Consolidated Parties reducing Consolidated Net Income for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges constituting an extraordinary item or loss).
“Consolidated Parties” means the Company and each of its Restricted Subsidiaries whose financial statements are consolidated with the Company’s financial statements in accordance with GAAP.
“Consolidated Tangible Assets” means, as of any date of determination, the total assets less the sum of goodwill, net, and other intangible assets, net, in each case as reflected on the consolidated balance sheet of the Company and its Restricted Subsidiaries as at the end of the most recently completed fiscal quarter of the Company for which such a balance sheet is available, determined on a consolidated basis in accordance with GAAP (and, in the case of any determination relating to any incurrence of Indebtedness or Liens or any Investment, on a pro forma basis including any property or assets being acquired in connection therewith).

“Contaminant” means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls, or any constituent of any such substance or waste, or any other substance or material regulated under Environmental Law.
“Continuation/Conversion Date” means the date on which a Loan is converted into or continued as a Term SOFR Loan or ~~BA Equivalent~~Term CORRA Loan, as applicable, or is converted into a Daily One Month SOFR Loan or a Daily Simple CORRA Loan, as applicable.
“Control Agreement” has the meaning specified in Section 7.17(b).
“Copyrights” means all rights, title and interests (and all related IP Ancillary Rights) in or relating to copyrights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith.
“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).
“Covenant Trigger” has the meaning specified in Section 8.9.
“Covenant Trigger Date” has the meaning specified in Section 8.9.
“Covenant Trigger Period” has the meaning specified in Section 8.9.
“Credit Card Notification” has the meaning specified in Section 7.17.
“CRA” means the Canada Revenue Agency.
“Credit Facilities” means revolving credit, swingline and letter of credit facilities provided for by this Agreement (which are the Multicurrency Credit Facilities and the U.S. Credit Facilities).
“Daily One Month SOFR” means for any day a fluctuating rate per annum equal to the Term SOFR Screen Rate for a 30-day interest period determined as of two (2) U.S. Government Securities Business Days prior to such day (or if such rate is not published prior to 11:00 a.m. on the determination date, the applicable Term SOFR Screen Rate on the U.S. Government Securities Business Day immediately preceding such date), plus the SOFR Adjustment; provided, that in no event shall Daily One Month SOFR be less than zero.
“Daily One Month SOFR Loan” means any U.S. Revolving Loan during any period for which it bears interest by reference to Daily One Month SOFR.
“Daily Simple CORRA” means the rate per annum equal to CORRA determined for any day pursuant to the definition thereof. Any change in Daily Simple CORRA shall be effective from and including the date of such change without further notice.
“Daily Simple CORRA Adjustment” means 0.32138% (32.138 basis points) per annum.

“Daily Simple CORRA Rate” means, for any day, with respect to any Loan or Letter of Credit denominated in Canadian Dollars, the rate per annum equal to Daily Simple CORRA determined pursuant to the definition thereof plus the Daily Simple CORRA Adjustment; provided that the Daily Simple CORRA Rate shall not be less than 0.50% per annum.
“Daily Simple CORRA Rate Loan” means a Loan denominated in Canadian Dollars that bears interest at a rate based on the Daily Simple CORRA Rate.
“Daily Simple SOFR” means, with respect to any applicable determination date, the secured overnight financing rate published on the FRBNY website (or any successor source satisfactory to Agent).
“Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.
“Default Notice” has the meaning specified in Section 10.1(d).
“Default Rate” means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus (b) 2% per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate.
“Defaulting Lender” means any Lender that (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or its participations in respect of Letters of Credit or Swingline Loans, within one Business Day of the date required to be funded by it hereunder, unless, with respect to the funding of any Loan, such Lender notifies the Agent and the Borrowers’ Agent in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding of such Loan has not been satisfied (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing), (b) has notified any Borrower or the Agent in writing that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after written request by the Agent or the Borrowers’ Agent, to confirm in a manner satisfactory to the Agent or the Borrowers’ Agent, as the case may be, that it will comply with its funding obligations (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such confirmation in writing by the Agent and the Borrowers’ Agent), or (d) has, or has a direct or indirect parent company that (i) has become the subject of a proceeding under any of the federal Bankruptcy Code, the BIA, the CCAA, the Winding-up and Restructuring Act (Canada), the Canada Deposit Insurance Corporation Act (Canada) or under any other state, provincial, territorial, federal or other applicable jurisdictional bankruptcy or insolvency act or law, now or hereafter existing, (ii) has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) has taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment, (iv) is being subject to a forced liquidation or any Person that directly or indirectly controls such Lender is being subject to a forced liquidation, (v) is making a general assignment for the benefit of creditors or otherwise being adjudicated as, or determined by any Governmental Authority having regulatory authority over such Lender or its assets to be, insolvent or bankrupt or subject to a resolution regime or (vi) has become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender (a) solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such equity interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender, or (b) solely by virtue of a so-called undisclosed administration (being the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulatory under or based on the law in the country where such Lender or any person that directly or indirectly controls such Lender is subject to home jurisdiction supervision if applicable Law requires that such appointment is not to be publicly disclosed).
“Designated Bank Products Obligations” means all obligations and liabilities of any Borrower or any other Restricted Subsidiary in respect of Bank Products, except for any Bank Product for which the applicable Lender Counterparty and the applicable Borrower or other Restricted Subsidiary have agreed in a writing delivered to the Agent that the obligations and liabilities of the applicable Borrower or other Restricted Subsidiary under such Bank Product shall not be deemed “Designated Bank Products Obligations” for purposes of this Agreement.
“Designated Non-cash Consideration” means the Fair Market Value of non-cash consideration received by the Company or one of its Restricted Subsidiaries in connection with an Asset Disposition as determined in good faith by the Company.
“Designation Date” has the meaning specified in Section 2.6(f).
“Dilution” means, as of any date of determination, a percentage concerning dilution of Accounts of the Secured Obligors as set forth in the most recent field examination with respect to Eligible Accounts included in the U.S. Borrowing Base or the Canadian Borrowing Base, in each case without duplication of any exclusion from the definition of “Eligible Accounts,” during the 12 month period covered by such report.
“Dilution Reserve” means, as of any date of determination, an amount equal to (a) if Dilution is less than or equal to five percent (5%), $0, and (b) if Dilution is greater than five percent (5%), an amount sufficient to reduce the advance rate against Eligible Accounts set forth in the definition of U.S. Borrowing Base or Canadian Borrowing Base, as applicable, by one percentage point (1.00%) for each percentage point by which Dilution is in excess of five percent (5%).
“Disqualified Lender” means (a) any competitor of the Company or any of its Subsidiaries, identified in writing by the Borrowers’ Agent to the Agent from time to time, (b) such other Persons identified in writing by the Borrowers’ Agent to the Agent on or prior to the Agreement Date and (c) in the case of any Person under clauses (a) and (b), any of its Affiliates (other than any bona fide debt funds) that are either (i) readily identifiable solely on the basis of name or (ii) identified in writing to the Agent by the Borrowers’ Agent from time to time. The Agent shall provide a current list of

Disqualified Lenders under clauses (a) and (b) and, to the extent identified in writing to the Agent by the Borrowers’ Agent, clause (c) to any Lender (other than a Disqualified Lender) upon written request for such list from such Lender.
“Disqualified Stock” means that portion of any Capital Stock (other than Management Stock) which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event (other than an event which would constitute a Change of Control or as a result of a sale of assets), matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except, in each case, upon the occurrence of a Change of Control or as a result of a sale of assets) on or prior to the six-month anniversary of the latest maturity date with respect to any of the Obligations then applicable hereunder at the date of issuance of such Disqualified Stock.
“Distribution” means (a) the payment or making of any dividend or other distribution of property in respect of capital stock or other equity interests (or any options or warrants for, or other rights with respect to, such stock or other equity interests) of any Person, other than any such dividend or other distribution in capital stock or other equity interests (or any options or warrants for such stock or other equity interests) of any class other than Disqualified Stock, or (b) the direct or indirect redemption or other acquisition by any Person of any capital stock or other equity interests (or any options or warrants for such stock or other equity interests) of such Person or any direct or indirect shareholder or other equity holder of such Person, other than any such redemption or other acquisition in capital stock or other equity interests (or any options or warrants for such stock or other equity interests) of any class other than Disqualified Stock.
“Divided LLC” means any limited liability company which was formed upon, or is a party to and continues in existence after giving effect to, the consummation of an LLC Division.
“Documents” means all “documents” as such term is defined in the UCC and, with respect to any document of a Canadian Obligor, all “documents of title” as such term is defined in the PPSA, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by any Borrower, any Guarantor or any of their respective Subsidiaries.
“Dollar” and “$” means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under this Agreement shall be made in Dollars.
“Domestic Subsidiary” means any Subsidiary of the Company other than a Foreign Subsidiary.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Assignee” means (a) a commercial bank, commercial finance company or other asset-based lender, having total assets in excess of $2,000,000,000, that extends credit or buys commercial loans in the ordinary course of business; (b) any Lender listed on the signature page of this Agreement; (c) any Affiliate or branch of any Lender; (d) any Approved Fund; and (e) any other Person reasonably acceptable to the Agent; provided that in any event, “Eligible Assignee” shall not include (i) any natural Person, (ii) with respect to any Commitments or Loans, the Company or any Borrower or any Affiliate thereof, (iii) any Disqualified Lender (other than any Disqualified Lender otherwise agreed to by the Borrowers’ Agent in a writing delivered to the Agent), or (iv) any Defaulting Lender.
“Eligible Accounts” means Accounts that comply in all material respects with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below. In determining the amount to be included, Eligible Accounts shall be calculated net of related customer deposits (or any other customer deposit that such customer may set-off or apply against such Account) and related unapplied cash. Eligible Accounts shall not include the following:
(a)Accounts that the Account Debtor has failed to pay within 120 days of original invoice date; provided that notwithstanding the foregoing, up to $25,000,000 of Accounts on extended terms shall not be deemed ineligible under this clause so long as the Account Debtor has not failed to pay within 150 days of the original invoice date;
(b)Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of the total amount of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above;
(c)Accounts with respect to which the Account Debtor is (i) an Affiliate of any Obligor or (ii) an employee or agent of any Obligor or any Affiliate of such Obligor;
(d)Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional (other than, for the avoidance of doubt, a rental or lease basis);
(e)Accounts that are not payable in Dollars; provided that Eligible Canadian Accounts may be payable in Canadian Dollars;
(f)Accounts with respect to which the Account Debtor is a Person other than a Governmental Authority unless: (i) the Account Debtor (A) is a natural person with a billing address in the United States or Canada, (B) maintains its Chief Executive Office in the United States or Canada, or (C) is organized under the laws of the United States, Canada or any state, territory, province or subdivision thereof; or (ii) (A) the Account is supported by an irrevocable letter of credit satisfactory to the Agent, in its Reasonable Credit Judgment (as to form, substance, and issuer or domestic confirming bank), that has been delivered to the Agent and is directly drawable by the Agent, or (B) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to the Agent, in its Reasonable Credit Judgment;
(g)Accounts with respect to which to the knowledge of the Company the Account Debtor is the government of any country or sovereign state (other than the United States and Canada), or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (i) the Account is supported by an irrevocable letter of credit satisfactory to the Agent in its Reasonable Credit Judgment (as to form, substance, and issuer or domestic confirming bank) that has been delivered to the Agent and is directly drawable by the Agent, or (ii) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to the Agent in its Reasonable Credit Judgment;
(h)Accounts with respect to which to the knowledge of the Company the Account Debtor is (i) the federal government of Canada or any department, agency or instrumentality of Canada or (ii) the federal government of the United States or any department, agency or instrumentality of the United States (exclusive, however, of Accounts with respect to which the applicable Obligor has complied, to the reasonable satisfaction of the Agent, in the case of clause (i) with the Financial Administration Act (Canada), and, in the case of clause (ii), the Assignment of Claims Act of 1940 (31 USC Section 3727));
(i)(i) Accounts with respect to which the Account Debtor is a creditor of any Obligor or any Subsidiary of an Obligor, has or has asserted a right of setoff with respect to, or has disputed its obligation to, pay all or any portion of such Accounts, to the extent of such claim, right of setoff, or dispute and (ii) Accounts which are subject to a rebate that has been earned but not taken or a chargeback, to the extent of such rebate or chargeback;
(j)Accounts with respect to an Account Debtor whose total obligations owing to Borrowers exceed 15% of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided that in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by the Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit;
(k)Accounts with respect to which the Account Debtor is not Solvent, is subject to a proceeding related thereto, has gone out of business, or as to which an Obligor has received notice of an imminent proceeding related to such Account Debtor being or alleged to not be Solvent or which proceeding is reasonably likely to result in a material impairment of the financial condition of such Account Debtor unless (x) such Account is supported by an irrevocable letter of credit satisfactory to the Agent in its Reasonable Credit Judgment (as to form, substance, and issuer or domestic confirming bank) that has been delivered to the Agent and is directly drawable by the

Agent or (y) such Account Debtor has received debtor-in-possession financing sufficient as determined by the Agent in its Reasonable Credit Judgment to finance its ongoing business activities and, solely with respect to Accounts that constitute prepetition claims, the Company or other Obligor is designated as a “critical vendor” of the Account Debtor;
(l)Accounts with respect to which the Account Debtor is located in a state, province or jurisdiction that requires, as a condition to access to the courts of such jurisdiction, that a creditor qualify to transact business, file a business activities report or other report or form, or take one or more other actions, unless the applicable Obligor has so qualified, filed such reports or forms, or taken such actions (and, in each case, paid any required fees or other charges). The foregoing shall not apply to the extent that the applicable Obligor may qualify subsequently as a foreign entity authorized to transact business in such state, province or jurisdiction and gain access to such courts, without incurring any cost or penalty viewed by the Agent, in its Reasonable Credit Judgment, to be material in amount, and such later qualification cures any access to such courts to enforce payment of such Account (including, for greater certainty, the requirement for a creditor to extra-provincially register in a province or territory of Canada for such purposes);
(m)Accounts, the collection of which the Agent, in its Reasonable Credit Judgment, believe to be doubtful by reason of the Account Debtor’s financial condition, upon notice thereof to the Company;
(n)Accounts that are not subject to a valid and perfected first priority Lien in favor of the Agent pursuant to a Security Document (as and to the extent provided therein) (it being agreed that in no event shall any Excluded Assets be deemed to be Eligible Accounts hereunder);
(o)Accounts that have not been billed to the Account Debtor; or
(p)Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Obligor of the subject contract for goods or services.
“Eligible Canadian Accounts” means the Eligible Accounts owned by the Canadian Obligors.
“Eligible Canadian Rental Equipment” means the Eligible Rental Equipment owned by the Canadian Obligors.
“Eligible Canadian Service Vehicles” means the Eligible Service Vehicles owned by the Canadian Obligors.
“Eligible Canadian Spare Parts and Merchandise” means the Eligible Spare Parts and Merchandise owned by the Canadian Obligors.
“Eligible Rental Equipment” means (x) Rental Equipment of the Obligors or (y) equipment of the Obligors available for sale, in each case that complies in all material respects with each of the representations and warranties respecting Eligible Rental Equipment made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below. An item of Rental Equipment shall not be included in Eligible Rental Equipment if:
(a)an Obligor does not have good and valid title thereto;
(b)it is not located in the United States or Canada;
(c)it is not subject to a valid and perfected first priority Lien in favor of the Agent pursuant to a Security Document (as and to the extent provided therein (it being agreed that in no event shall any Excluded Assets be deemed to be Eligible Rental Equipment hereunder)); provided that this clause (c) will not apply to Rental Equipment represented by a certificate of title or subject to the parenthetical at the end of clause (f) (such Rental Equipment being subject to clause (f) below);
(d)it consists of Spare Parts and Merchandise or Service Vehicles;
(e)it is reflected on the books and records of the Company and its Subsidiaries maintained in accordance with GAAP and consistently with the Company’s and its Subsidiaries’ then current practices as, or has been written off as, or is determined in the most recent appraisal to be, both (i) damaged or defective and (ii) not repairable; provided that (A) any item of Rental Equipment that is damaged or defective and repairable will not be Eligible Rental Equipment if the repair cost estimated by Company is greater than $1,000.00 (or such greater amount as determined by the Agent in its sole discretion) or the repair cost estimated by the Company is equal to or exceeds the Net Book Value thereof, (B) the amount included in the Borrowing Base for Eligible Rental Equipment that is damaged or defective and repairable shall be reduced by the aggregated estimated repair cost of all damaged or defective Eligible Rental Equipment that is included in the Borrowing Base as a result of satisfying these criteria and (C) the aggregate amount included in the Borrowing Base attributable to such damaged or defective and repairable Eligible Rental Equipment will not exceed 5% of the portion of the Borrowing Base based on Eligible Rental Equipment (calculated without including any portion of the damaged or defective and repairable Rental Equipment for this purpose); or
(f)it is U.S. Rental Equipment represented by a certificate of title unless for all periods after the 150-day period following the Closing Date (or such later date as shall be agreed to by the Agent in its sole discretion), an Obligor has caused the certificate of title for such Rental Equipment to be registered with the applicable Governmental Authority showing “Wilmington Trust, National Association, as Agent” (or a successor Agent in such capacity, or a trustee or agent reasonably acceptable to the Agent) as the lienholder thereon, such that such Rental Equipment is subject to a valid and perfected first priority Lien in favor of the Agent (or such certificate of title or the requisite application therefor has been submitted to the applicable Governmental Authority for such registration or for issuance of such certificate of title as so registered); provided for the avoidance of doubt that on or prior to the 150-day period following the Closing Date (or such later date as shall be agreed to by the Agent in its sole discretion), Rental Equipment shall be included in Eligible Rental Equipment notwithstanding this clause (f), and the eligibility criteria specified in this clause (f) shall not apply during such period.

If any Rental Equipment at any time ceases to be Eligible Rental Equipment, such Rental Equipment shall promptly be excluded from the calculation of Eligible Rental Equipment. Notwithstanding the foregoing, the Agent may, from time to time, in the exercise of its Reasonable Credit Judgment, on not less than 10 Business Days’ prior notice to the Borrowers’ Agent, change the criteria for Eligible Rental Equipment as reflected on the Borrowing Base Certificate based on either (i) an event, condition or other circumstance arising after the Closing Date or (ii) an event, condition or other circumstance existing on the Closing Date to the extent the Agent had no knowledge thereof on or prior to the Closing Date, in either case under clause (i) or (ii), which adversely affects, or would reasonably be expected to adversely affect, Eligible Rental Equipment in any material respect as determined by the Agent in the exercise of its Reasonable Credit Judgment. Any such change in criteria shall have a reasonable relationship to the event, condition or other circumstance that is the basis for such change. Upon delivery of the notice of such change pursuant to the foregoing sentence, the Agent shall be available to discuss the proposed change, and the applicable Obligor may take such action as may be required so that the event, condition or circumstance that is the basis for such change no longer exists, in a manner and to the extent reasonably satisfactory to the Agent in the exercise of its Reasonable Credit Judgment.
“Eligible Service Vehicles” means Service Vehicles of the Obligors that comply in all material respects with each of the representations and warranties respecting Eligible Service Vehicles made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below. A Service Vehicle shall not be included in Eligible Service Vehicles if:
(a)an Obligor does not have good and valid title thereto;
(b)it is not located in the United States or Canada;
(c)it is not subject to a valid and perfected first priority Lien in favor of the Agent pursuant to a Security Document (as and to the extent provided therein); provided that this clause (c) will not apply to Service Vehicles represented by a certificate of title or subject to the parenthetical at the end of clause (f) (such Service Vehicle being subject to clause (f) below); provided, further, that with respect to Service Vehicles of any Canadian Obligor, this clause (c) will not apply if it is necessary to enhance perfection of the Agent’s Lien on such Vehicles by describing the vehicle identification number so long as there is no competing PPSA registration that does so;
(d)it is reflected on the books and records of the Company and its Subsidiaries maintained in accordance with GAAP and consistently with the Company’s and its Subsidiaries' then current practices as, or has been written off as, or is determined in the most recent appraisal to be, both (i) damaged or defective and (ii) not repairable; provided that (A) any Service Vehicle that is damaged or defective and repairable will not be an Eligible Service Vehicle if the repair cost estimated by Company is greater than $1,000.00 (or such greater amount as determined by the Agent in its sole discretion) or the repair cost estimated by the Company is equal to or exceeds the Net Book Value thereof, (B) the amount included in the Borrowing Base for Eligible Service Vehicles that are damaged or defective and repairable shall be reduced by the aggregated estimated repair cost of all damaged or defective Eligible Service Vehicles that are included in the Borrowing Base as a result of satisfying these criteria and (C) the aggregate amount included in the Borrowing Base attributable to such damaged or defective and repairable Eligible Service Vehicles will not exceed 5% of the portion of the Borrowing Base based on Eligible Service Vehicles (calculated without including any portion of the damaged or defective and repairable Service Vehicle for this purpose);
(e)it is not reflected in the records of an Obligor regularly maintained for recording the existence of Service Vehicles; or
(f)it is a Service Vehicle owned by a U.S. Obligor represented by a certificate of title unless for all periods after the 150-day period following the Closing Date (or such later date as shall be agreed to by the Agent in its sole discretion), an Obligor has caused the certificate of title for such Service Vehicle to be registered with the applicable Governmental Authority showing “Wilmington Trust, National Association, as Agent” (or a successor Agent in such capacity, or a trustee or agent reasonably acceptable to the Agent) as the lienholder thereon, such that such Service Vehicle is subject to a valid and perfected first priority Lien in favor of the Agent (or such certificate of title or the requisite application therefor has been submitted to the applicable Governmental Authority for such registration or for issuance of such certificate of title as so registered); provided, for the avoidance of doubt, that on or prior to the 150-day period following the Closing Date (or such later date as shall be agreed to by the Agent in its sole discretion), Service Vehicles shall be included in Eligible Service Vehicles notwithstanding this clause (f), and the eligibility criteria specified in this clause (f) shall not apply during such period.
If any Service Vehicle at any time ceases to be Eligible Service Vehicle, such Service Vehicle shall promptly be excluded from the calculation of Eligible Service Vehicles. Notwithstanding the foregoing, the Agent may, from time to time, in the exercise of its Reasonable Credit Judgment, on not less than 10 Business Days’ prior notice to the Borrowers’ Agent, change the criteria for Eligible Service Vehicle as reflected on the Borrowing Base Certificate based on either (i) an event, condition or other circumstance arising after the Closing Date or (ii) an event, condition or other circumstance existing on the Closing Date to the extent the Agent had no knowledge thereof on or prior to the Closing Date, in either case under clause (i) or (ii), which adversely affects, or would reasonably be expected to adversely affect, Eligible Service Vehicles in any material respect as determined by the Agent in the exercise of its Reasonable Credit Judgment. Any such change in criteria shall have a reasonable relationship to the event, condition or other circumstance that is the basis for such change. Upon delivery of the notice of such change pursuant to the foregoing sentence, the Agent shall be available to discuss the proposed change, and the applicable Obligor may take such action as may be required so that the event, condition or circumstance that is the basis for such change no longer exists, in a manner and to the extent reasonably satisfactory to the Agent in the exercise of its Reasonable Credit Judgment.
“Eligible Spare Parts and Merchandise” means Spare Parts and Merchandise of the Obligors that comply in all material respects with each of the representations and warranties respecting Eligible Spare Parts and Merchandise made in the Loan Documents and that are not excluded as ineligible by virtue of one or more of the excluding criteria below. Any piece of Spare Parts and Merchandise shall not be included in Eligible Spare Parts and Merchandise if:
(a)an Obligor does not have good and valid title thereto;

(b)it is not located within the United States or Canada;
(c)it is reflected on the books and records of the Company and its Subsidiaries maintained in accordance with GAAP and consistently with the Company’s and its Subsidiaries’ then current practices as, or has been written off as, damaged or defective and not repairable;
(d)it is not reflected in the records of an Obligor regularly maintained for recording the existence of Spare Parts and Merchandise; or
(e)it is not subject to a valid and perfected first priority Lien in favor of the Agent, as applicable, pursuant to a Security Document (as and to the extent provided therein).
If any Spare Parts and Merchandise at any time ceases to be Eligible Spare Parts and Merchandise, such Spare Parts and Merchandise shall promptly be excluded from the calculation of Eligible Spare Parts and Merchandise. Notwithstanding the foregoing, the Agent may, from time to time, in the exercise of its Reasonable Credit Judgment, on not less than 10 Business Days’ prior notice to the Borrowers’ Agent, change the criteria for Eligible Spare Parts and Merchandise as reflected on the Borrowing Base Certificate based on either (i) an event, condition or other circumstance arising after the Closing Date or (ii) an event, condition or other circumstance existing on the Closing Date to the extent the Agent had no knowledge thereof on or prior to the Closing Date, in either case under clause (i) or (ii), which adversely affects, or would reasonably be expected to adversely affect, Spare Parts and Merchandise in any material respect as determined by the Agent in the exercise of its Reasonable Credit Judgment. Any such change in criteria shall have a reasonable relationship to the event, condition or other circumstance that is the basis for such change. Upon delivery of the notice of such change pursuant to the foregoing sentence, the Agent shall be available to discuss the proposed change, and the applicable Obligor may take such action as may be required so that the event, condition or circumstance that is the basis for such change no longer exists, in a manner and to the extent reasonably satisfactory to the Agent in the exercise of its Reasonable Credit Judgment.
“Eligible Unbilled Accounts” means Accounts (which are Eligible Accounts except for their failure to comply with clause (o) of the definition of “Eligible Accounts”) (a) which have not been billed but for which services have been rendered, (b) which have not been billed solely because either (i) the services were rendered pursuant to a customer agreement which provides for monthly billing at a date other than month-end, or (ii) the services were rendered pursuant to a customer agreement which provides for billing at the completion of the rental term, and such rental term has not yet ended, and (c) which shall be billed not more than 30 days after such Account is first included on the Borrowing Base Certificate or otherwise reported to the Agent as Collateral.
“Eligible Unbilled Canadian Accounts” means the Eligible Unbilled Accounts owned by the Canadian Obligors.
“Eligible Unbilled U.S. Accounts” means the Eligible Unbilled Accounts owned by the U.S. Obligors.
“Eligible U.S. Accounts” means the Eligible Accounts owned by the U.S. Obligors.

“Eligible U.S. Rental Equipment” means the Eligible Rental Equipment owned by the U.S. Obligors.
“Eligible U.S. Service Vehicles” means the Eligible Service Vehicles owned by the U.S. Obligors.
“Eligible U.S. Spare Parts and Merchandise” means the Eligible Spare Parts and
Merchandise owned by the U.S. Obligors.
“Employee Matters Agreement” means the Employee Matters Agreement, dated as of June 30, 2016, by and between Hertz Global Holdings, Inc. and the Company.
“Environmental Laws” means all applicable federal, state, provincial or local or foreign laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, enforceable requirements, judgments, injunctions, licenses, authorizations, consents, registrations, approvals, permits of, and agreements with, any Governmental Authority, in each case in connection with (i) environmental matters (including Releases of Contaminants) or (ii) to the extent relating to exposure to Contaminants, health matters.
“Equipment” means all of each Obligor’s and each of its Subsidiary’s now owned or hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, service and delivery vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by any Obligor or any of its Subsidiaries, and all of each Obligor’s and each of its Subsidiary’s rights and interests with respect thereto under such leases (including options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.
“Equipment Securitization Transaction” means any sale, assignment, pledge or other transfer (a) by the Company or any Subsidiary of the Company of rental fleet equipment, (b) by any ES Special Purpose Vehicle of leases or rental agreements between the Company and/or any Subsidiary of the Company, as lessee, on the one hand, and such ES Special Purpose Vehicle, as lessor, on the other hand, relating to such rental fleet equipment and lease receivables arising under such leases and rental agreements and (c) by the Company or any Subsidiary of the Company of any interest in any of the foregoing, together in each case with (i) any and all proceeds thereof (including all collections relating thereto, all payments and other rights under insurance policies or warranties relating thereto, all disposition proceeds received upon a sale thereof, and all rights under manufacturers’ repurchase programs or guaranteed depreciation programs relating thereto), (ii) any collection or deposit account relating thereto and (iii) any collateral, guarantees, credit enhancement or other property or claims supporting or securing payment on, or otherwise relating to, any such leases, rental agreements or lease receivables; provided that notwithstanding anything to the contrary contained in this Agreement, (A) the aggregate amount of the book value (or in the case of Rental Equipment, Service Vehicles or Spare Parts and Merchandise, Net Book Value) of all such properties or assets of any Obligor sold, assigned, pledged or otherwise transferred pursuant to such arrangements shall not exceed $510,000,000 in the aggregate during the term of this Agreement and (B) the properties or assets transferred in connection with any Equipment Securitization Transaction shall consist of the types described in this definition.
“Equivalent Amount” means, on any date, the amount of Dollars into which an amount of Cdn. Dollars or any other Alternative Currency, as applicable, may be converted or the amount of Cdn. Dollars or any other Alternative Currency, as applicable, into which an amount of Dollars may be converted, in any case, (a) at the exchange rate reported by Bloomberg (or other commercially available source designated by the Agent from time to time) as of approximately 12:00 noon, New York City time, or (b) if such report is unavailable for any reason, the spot rate for the purchase of the first currency with the second currency as in effect during the preceding business day in the Agent’s principal foreign exchange trading office for the first currency, on such date, in each case rounded to the nearest unit of the applicable currency, with 0.5 of a unit being rounded upward.
“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time and any final regulations promulgated and the rulings issued thereunder.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) any failure by a Pension Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan, in each case whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to a Pension Plan; (d) a determination that a Pension Plan is in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code); (e) a withdrawal by any Borrower or ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (f) a complete or partial withdrawal by any Borrower or ERISA Affiliate from a Multi-employer Plan; (g) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan; (h) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan; (i) the Borrowers or any of their Subsidiaries engaging in a non-exempt “prohibited transaction” with respect to which any Borrower or any of its Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code), or with respect to which such Borrower or any such Subsidiary could otherwise be liable; or (j) the imposition of any material liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or ERISA Affiliate.
“ESG” has the meaning specified in Section 2.10.
“ESG Amendment” has the meaning specified in Section 2.10.

“ESG Pricing Provisions” has the meaning specified in Section 2.10.
“ES Special Purpose Vehicle” means a trust, bankruptcy remote entity or other special purpose entity which is a Subsidiary of the Company (or, if not a Subsidiary of the Company, the common equity of which is wholly owned, directly or indirectly, by the Company) and which is formed for the purpose of, and engages in no material business other than, acting as a lessor, issuer or depositor in an Equipment Securitization Transaction (and, in connection therewith, owning the rental fleet equipment, leases, rental agreements, lease receivables, rights to payment and other interests, rights and assets described in the definition of “Equipment Securitization Transaction”, and pledging or transferring any of the foregoing or interests therein).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“EU Insolvency Regulation” means the Council of the European Union Regulation 2015/848 on insolvency proceedings.
“Event of Default” has the meaning specified in Section 10.1.
“Excess Availability” means, at any time (a) the lesser of (i) the Maximum Revolver Amount and (ii) the Combined Borrowing Base, minus (b) the Aggregate Revolver Outstandings, in each case at such time.
“Exchange Act” means the Securities Exchange Act of 1934 and regulations promulgated thereunder.
“Excluded Account” means any deposit account of an Obligor that is an Excluded Asset as defined in Section 3.3 of the U.S. GCA.
“Excluded Subsidiary” means any (a) Subsidiary of a Foreign Subsidiary other than any Canadian or Domestic Subsidiary of a Canadian Subsidiary, (b) Unrestricted Subsidiary, (c) Immaterial Subsidiary, (d) Domestic Subsidiary or Canadian Subsidiary that, at the time such Subsidiary becomes a Restricted Subsidiary (and for so long as such restriction or any replacement or renewal thereof is in effect), is prohibited by any applicable contractual obligation or Requirement of Law from guaranteeing or granting Liens to secure the Obligations hereunder or if guaranteeing or granting Liens to secure the Obligations hereunder would require governmental (including regulatory) consent, approval, license or authorization unless such consent, approval, license or authorization has been received, (e) joint venture or Subsidiary that is not a Wholly Owned Subsidiary (it being agreed that it shall be a condition for any such Subsidiary that was a Wholly Owned Subsidiary to become an Excluded Subsidiary that either (i) at the time it became a non-Wholly Owned Subsidiary none of its assets comprised part of the Borrowing Base or (ii) at the time it becomes (after giving effect to it becoming) an Excluded Subsidiary no Out-of-Formula Condition would exist), (f) Subsidiary formed solely for the purpose of merging or amalgamating with another Person in connection with a Permitted Acquisition or other Permitted Investment by the Company or another Obligor, or (g) Domestic Subsidiary or Canadian Subsidiary with respect to which, in the reasonable judgment of the Agent (or, in the case of adverse tax consequences, the Borrowers’

Agent) (confirmed in writing by notice to the Borrowers’ Agent or the Agent, as applicable), the cost or other consequences (including any adverse tax consequences) of providing a Guarantee of the Obligations hereunder shall be excessive in view of the benefits to be obtained by the Lenders therefrom; provided that any Subsidiary that fails to meet the requirement in clause (c) as of the last day of the most recent four consecutive Fiscal Quarters for which consolidated financial statements of the Consolidated Parties are available shall continue to be deemed an Excluded Subsidiary hereunder until the date that is 60 days following the date on which such financial statements were required to be delivered pursuant to Section 7.2 with respect to such period; provided, further, that in no event shall the Company be an Excluded Subsidiary.
“Excluded Swap Obligation” means, with respect to any Guarantor (in its capacity as a guarantor), any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to any keepwell, support or other agreement for the benefit of such Guarantor) at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under an agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
“Excluded Taxes” means, in the case of each Lender and the Agent and each other recipient of any payment to be made on account of the Obligations, (a) Taxes (including income Taxes, capital or franchise Taxes or other Taxes on net income) as are imposed on or measured by the Agent’s, such Lender’s or such recipient’s overall net income or capital in the jurisdiction (whether federal, state or local and including any political subdivision thereof) under the laws of which the Agent or such Lender or such recipient, as the case may be, is organized or maintains a lending office from which the Loans are made or does business, (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in respect of which the applicable recipient, as the case may be, is subject to income or franchise Taxes imposed on (or measured by) its net income, (c) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes that are Other Connection Taxes, (d) any U.S. federal withholding Tax that is imposed on amounts payable to or for the account of a Lender, in each case, with respect to an applicable interest in an Obligation pursuant to a law in effect on the date on which (i) such Lender becomes a party hereto (other than pursuant to any assignment request by the Borrowers under Section 5.10 or Section 12.1(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office (and in each case assuming the completion of any necessary procedural formalities), (e) any withholding Tax that is attributable to a Lender’s failure to comply with Section 5.1(f), (f) any withholding Tax payable under Part XIII of the Income Tax Act (Canada) that is imposed on amounts payable to or for the account of a Lender as a consequence of the Lender (i) not dealing at arm’s length (within the meaning of the Income Tax Act (Canada)) with the payer at the time of such payment, or (ii) any withholding Tax payable under Part XIII of the Income Tax Act (Canada) that is imposed on amounts payable to or for the account of a Lender as a consequence of the Lender being, at any time, a “specified non-resident shareholder” (within the meaning of sub-section 18(5) of the Income Tax Act (Canada)) of any Canadian Borrower, or, at any time, not dealing at arm’s length (within the meaning of the Income Tax Act (Canada)) with a “specified shareholder” (within the meaning of sub-Section 18(5) of the Income Tax Act (Canada)) of any Canadian Borrower, except in the case of (i) or (ii) above, where the non-arm’s length relationship arises, or where the Lender is (or is deemed to be) a “specified shareholder”, in each case, on account of the Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or enforced this Agreement or any other Loan Document, and (g) any withholding Taxes imposed under FATCA.
“Existing Citibank Loan Agreement” has the meaning specified in the recitals to this Agreement.
“Existing Commitment” has the meaning specified in Section 2.6(a).
“Existing Credit Agreement” means this Agreement as in effect immediately prior to the effectiveness of Amendment No. 1.
“Existing Lender” has the meaning specified in Section 1.10(c).
“Existing Lender Assignment” has the meaning specified in Section 1.10(c).
“Existing Loans” has the meaning specified in Section 2.6(a).
“Existing Securitization Facility” means the receivables facility established pursuant to the Purchase and Contribution Agreement, dated as of September 17, 2018, among Herc Rentals Inc., as seller and collection agent, Cinelease, Inc., as seller, and Herc Receivables U.S. LLC, as purchaser, and the Receivables Financing Agreement, dated as of September 17, 2018, among Herc Receivables U.S. LLC, the Company, the lenders and managing agents from time to time party thereto and Credit Agricole Corporate and Investment Bank, as administrative agent, as amended, modified or supplemented from time to time.
“Existing Tranche” has the meaning specified in Section 2.6(a).
“Extended Commitments” has the meaning specified in Section 2.6(a).
“Extended Loans” has the meaning specified in Section 2.6(a).
“Extending Lender” has the meaning specified in Section 2.6(b).
“Extension Amendment” has the meaning specified in Section 2.6(c).
“Extension Date” has the meaning specified in Section 2.6(d).

“Extension Election” has the meaning specified in Section 2.6(b).
“Extension Request” has the meaning specified in Section 2.6(a).
“Fair Market Value” means, with respect to any asset, the fair market value of such asset as determined by the board of directors (or the equivalent governing body) of the Company in good faith, whose determination shall be conclusive and, in the case of assets with a Fair Market Value in excess of $500,000,000, evidenced by a resolution of the board of directors of the Company.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version if substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
“FCPA” means the Foreign Corrupt Practices Act of 1977.
“Federal Funds Rate” means, for any day, the rate per annum equal to (a) the weighted average of interest rates on overnight federal funds transactions with members of the Federal Reserve System on such day (or on the preceding Business Day, if such day is not a Business Day), as published by FRBNY on the next Business Day; or (b) if no such rate is published on the next Business Day, the average rate (rounded upward to the next 1/100th of 1%) charged to the U.S. Bank on such day on such transactions, as determined by the Agent.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any successor thereto.
“Fee Letter” means one or more fee letters among Bank of America, N.A. and/or an Arranger, the Company and/or any Borrower, with respect to the payment of certain fees in connection with this Agreement.
“Finance Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in conformity with GAAP (but subject to Section 1.2(c)), is or should be accounted for as a finance lease on the balance sheet of that Person.
“Finance Lease Obligation” means, with respect to any Finance Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Finance Lease; provided, that the amount of obligations attributable to any Finance Lease shall exclude any capitalized operating lease liabilities resulting from the adoption of ASC 842, Leases.
“Financial Statements” means, according to the context in which it is used, the financial statements referred to in Sections 6.5 and 7.2.
“Fiscal Quarter” means the period commencing on January 1 in any Fiscal Year and ending on the next succeeding March 31, the period commencing on April 1 in any Fiscal Year and ending on the next succeeding June 30, the period commencing on July 1 in any Fiscal Year and ending on the next succeeding September 30, or the period commencing on October 1 in any Fiscal Year and ending on the next succeeding December 31, as the context may require.
“Fiscal Year” means the Company’s, each Borrower’s, each Guarantor’s and their Subsidiaries’ fiscal year for financial accounting purposes. As of the Agreement Date, the current Fiscal Year of the Company, the other Obligors and their Subsidiaries will end on December 31, 2019.
“Fixed Charge Coverage Ratio” means the ratio of:
(a)(i) Consolidated EBITDA for the most recent period of four consecutive Fiscal Quarters for which financial information in respect thereof is available minus (ii) the unfinanced portion of all Capital Expenditures (excluding any Capital Expenditure made in an amount equal to all or part of the cash proceeds, of (x) any casualty insurance, condemnation or eminent domain or (y) any sale of assets of the Company and its Restricted Subsidiaries (other than to the Company or any of its Restricted Subsidiaries) during such period); to
(b)the sum, without duplication, of (i) Consolidated Interest Expense for such period paid or payable in cash (other than (w) fees and expenses associated with entering into this Agreement and the other Transactions and any agency fees, (x) costs associated with obtaining, or breakage costs in respect of, Hedge Agreements, (y) fees and expenses associated with any Permitted Acquisitions, Permitted Investments, mergers, consolidations or amalgamations, the issuance of Capital Stock or the incurrence of Indebtedness, in each case permitted under this Agreement (in each case, whether or not the applicable Permitted Acquisition, Permitted Investment, merger, consolidation, amalgamation, issuance of Capital Stock or incurrence of Indebtedness is consummated) and (z) amortization of deferred financing costs), net of interest income, plus (ii) the aggregate amount of Federal, state, local and foreign income, capital or profits taxes, including foreign withholding taxes, expensed during such period to the extent paid in cash (net of refunds received during such period), in each case, of or by the Company and its Subsidiaries for such period including any cash Distribution made to the Company to permit the Company to pay such taxes, plus (iii) the aggregate principal amount of all regularly scheduled principal or amortization payments on Indebtedness for borrowed money of the Company and its Subsidiaries for such period paid or payable in cash (other than prepaid amounts, payments due at maturity, payment in respect of intercompany debt or any payments with respect thereto paid in cash from the proceeds of any refinancing thereof), plus (iv) the aggregate amount of scheduled mandatory payments on account of Disqualified Stock of the Company and its Restricted Subsidiaries (other than any Special Purpose Vehicle) (whether in the nature of dividends, redemption, repurchase or otherwise) required to be made during such period, in each case determined on a consolidated basis in accordance with GAAP.
“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.
“Foreign Subsidiary” means any Subsidiary of the Company that is formed under the laws of a jurisdiction other than a State of the United States or the District of Columbia. For the avoidance of doubt, any Subsidiary of the Company which is organized and existing under the Laws of Puerto Rico or any other territory of the United States of America shall be a Foreign Subsidiary.
“Foreign Subsidiary Holding Company” means any Domestic Subsidiary the primary assets of which consist of Capital Stock in (a) one or more Foreign Subsidiaries or (b) one or more Foreign Subsidiary Holding Companies.
“Franchise Equipment” means (a) any Franchise Vehicles and (b) any equipment owned by or leased to any Franchisee that is revenue earning equipment, or is of a type that would be classified as “revenue earning equipment” in the consolidated financial statements of the Company, including any such equipment consisting of (i) construction, industrial, commercial and office equipment, (ii) earthmoving, material handling, compaction, aerial and electrical equipment, (iii) air compressors, pumps and small tools and (iv) other personal property.
“Franchise Equipment Indebtedness” means as of any date of determination (a) Indebtedness of any Franchise Special Purpose Entity directly or indirectly incurred to finance or refinance the acquisition of, or secured by, Franchise Equipment and/or related rights and/or assets, (b) Indebtedness of any Franchisee or any Affiliate thereof that is attributable to the financing or refinancing of Franchise Equipment and/or related rights and/or assets, as determined in good faith by the Company and (c) Indebtedness of any Franchisee.
“Franchise Financing Disposition” means any sale, transfer, conveyance or other disposition of, or creation or incurrence of any Lien on, property or assets by the Company or any Subsidiary thereof to or in favor of any Franchise Special Purpose Entity, in connection with the incurrence by a Franchise Special Purpose Entity of Indebtedness, or obligations to make payments to the obligor on Indebtedness, which may be secured by a Lien in respect of such property or assets.
“Franchise Lease Obligation” means any Finance Lease, and any other lease, of any Franchisee relating to any property used, occupied or held for use or occupation by any Franchisee in connection with any of its Franchise Equipment operations.
“Franchise Special Purpose Entity” means any Person (a) that is engaged in the business of (i) acquiring, selling, collecting, financing or refinancing accounts receivable, accounts (as defined in the UCC, PPSA, or similar law, as in effect in any jurisdiction from time to time), other accounts and/or other receivables, and/or related assets, and/or (ii) acquiring, selling, leasing, financing or refinancing Franchise Equipment, and/or related rights (including under leases, manufacturer warranties and buy-back programs, and insurance policies) and/or assets (including managing, exercising and disposing of any such rights and/or assets) and (b) is designated in writing to Agent as a “Franchise Special Purpose Entity” by the Company.
“Franchise Vehicles” means vehicles owned or operated by, or leased or rented to or by, any Franchisee, including automobiles, trucks, tractors, trailers, vans, sport utility vehicles, buses, campers, motor homes, motorcycles and other motor vehicles.
“Franchisee” means any Person that is a franchisee or licensee of the Company or any of its Subsidiaries (or of any other Franchisee), or any Affiliate of such Person.

“FRBNY” means the Federal Reserve Bank of New York.
“FSRA” means the Financial Services Regulatory Authority of Ontario or any other Governmental Authority of another jurisdiction in Canada exercising similar functions in respect of any Canadian Pension Plans of a Canadian Obligor.
“Full Payment” or “Full Payment of the Obligations” means (a) the payment in full in cash or immediately available funds (except for (i) contingent indemnities and cost and reimbursement obligations, in each case, to the extent no claim has been made, (ii) Obligations under Hedge Agreements that have been novated or collateralized, to the extent required by the terms thereof or as otherwise reasonably acceptable to the applicable counterparty and the Agent and (iii) Cash Management Obligations and Designated Bank Products Obligations, to the extent such Cash Management Obligations or Designated Bank Products Obligations, as the case may be, are not then due) of all Obligations then outstanding, if any, (b) with respect to Letters of Credit outstanding, delivery of cash collateral or backstop letters of credit in respect thereof in the manner and as otherwise required under Section 2.4(g) and (c) the termination or expiration of all Commitments and any Refinancing Term Commitments.
“Funding Date” means the date on which a Borrowing occurs.
“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or, if applicable in the case of the Canadian Subsidiaries, such generally accepted accounting principles and practices set forth from time to time in Canada by Chartered Professional Accountants of Canada) or in such other statements by such other entity as approved by a significant segment of the accounting profession, subject to Section 1.2(b).
“General Intangibles” means all of each Obligor’s now owned or hereafter acquired “general intangibles” as defined in the UCC or, with respect to any General Intangible of a Canadian Obligor, an “intangible” as defined in the PPSA, choses in action and causes of action and all other intangible personal property of each Obligor of every kind and nature (other than Accounts), including all contract rights, payment intangibles, Intellectual Property, corporate or other business records, inventions, designs, blueprints, plans, specifications, computer software, customer lists, registrations, licenses, franchises, Tax refund claims, any funds which may become due to any Obligor in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to any Obligor from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which any Obligor is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Obligor.

“Goods” means all “goods” as defined in the UCC or, with respect to any goods of a Canadian Obligor, the PPSA, now owned or hereafter acquired by any Obligor, wherever located, including embedded software to the extent included in “goods” as defined in the UCC, and manufactured homes.
“Governmental Authority” means any nation or government, any state, provincial, territorial or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof and any governmental entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, including the European Union.
“Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.
“Guarantee Agreements” mean the U.S. GCA and the Canadian GCA.
“Guarantors” means (a) the U.S. Guarantors, (b) the Canadian Guarantors, and (c) each other Person, who, in a writing received by the Agent, guarantees payment or performance in whole or in part of any of the Obligations.
“Hedge Agreement” means any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of managing any Borrower’s or any other Restricted Subsidiary’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.
“Herc Rentals” means Herc Rentals, Inc.
“Immaterial Subsidiary” means any Subsidiary of the Company that, as of the last day of the Fiscal Quarter of the Company most recently ended for which financial information in respect thereof is available, (a) did not have assets with a value in excess of 2.5% of the total assets of the Company and its Restricted Subsidiaries as at such date and (b) did not have total revenues in excess of 2.5% of the total revenues of the Company and its Restricted Subsidiaries for the four consecutive Fiscal Quarter period then ended; provided that at the time of such designation (x) the aggregate total consolidated revenues of all Immaterial Subsidiaries shall not exceed 10.0% of the total consolidated revenue of the Company and its Restricted Subsidiaries during the most recent four consecutive Fiscal Quarter period then ended and (y) the aggregate total consolidated assets of all Immaterial Subsidiaries shall not exceed 10.0% of the total consolidated assets of the Company and its Restricted Subsidiaries as of the last day of such period. Any determination of whether a Subsidiary shall cease to qualify as an Immaterial Subsidiary shall be made on the date of the delivery of the Compliance Certificate pursuant to Section 7.2(d). To the extent a Subsidiary ceases to be an Immaterial Subsidiary in connection with such determination, the Company shall have 60 days (or such longer period as shall be agreed to by the Agent in its sole discretion) from the date of delivery of such Compliance Certificate to cause such Subsidiary to comply with the requirements of

Section 7.16 to the extent applicable. Each Immaterial Subsidiary as of the Closing Date is set forth in Schedule 1.3.
“Increased Amount” of any Indebtedness means any increase in the amount of such Indebtedness in connection with any accrual of interest, the accretion of accreted value, the amortization of original issue discount, the payment of interest in the form of additional Indebtedness with the same terms or in the form of common stock of the Company or any other Borrower and the accretion of original issue discount or liquidation preference.
“Incremental ABL Term Loans” has the meaning specified in Section 2.5(a).
“Incremental Commitment Amendment” has the meaning specified in Section 2.5(e)(ii).
“Incremental Facility” and “Incremental Facilities” have the meanings specified in Section 2.5(a).
“Incremental Facility Increase” has the meaning specified in Section 2.5(a).
“Incremental Indebtedness” means any Indebtedness incurred by any Borrower pursuant to and in accordance with Section 2.5.
“Incremental Revolving Commitment Effective Date” has the meaning specified in Section 2.5(e)(i).
“Incremental Revolving Commitments” has the meaning specified in Section 2.5(a).
“Indebtedness” means, without duplication, (a) all indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables and the endorsement of checks and other similar instruments in the ordinary course of business; (b) all obligations and liabilities of any other Person secured by any Lien on an Obligor’s or any of its Subsidiaries’ property, even if such Obligor or Subsidiary shall not have assumed or become liable for the payment thereof (the amount of such obligation being deemed to be the lesser of the value of such property (as determined in good faith by the Company) or the amount of the obligation so secured); (c) all obligations or liabilities created or arising under any Finance Lease; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business; (e) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction; (f) all net obligations of such Person in respect of Hedge Agreements; and (g) all obligations and liabilities under Guarantees in respect of obligations of the type described in any of clauses (a) through (f) above.
“Indemnified Liabilities” has the meaning specified in Section 14.10.
“Indemnified Person” has the meaning specified in Section 14.10.

“Indemnified Taxes” means (a) all Taxes other than Excluded Taxes and (b) to the extent not otherwise described in (a), Other Taxes.
“Instruments” means all instruments as such term is defined in Article 9 of the UCC or as is defined in the PPSA, as applicable, now owned or hereafter acquired by any Borrower, any Guarantor or any of their Subsidiaries.
“Intellectual Property” means all rights, title and interest in intellectual property and all IP Ancillary Rights relating thereto, including all Copyrights, Patents, Trademarks and IP Licenses.
“Intellectual Property Agreement” means the Intellectual Property Agreement, dated as of June 30, 2016, by and among The Hertz Corporation, Hertz Systems, Inc. and Herc Rentals.
“Intercreditor Agreement Supplement” has the meaning specified in Section 13.17(b).
“Interest Period” means, as to any Term SOFR Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a Term SOFR Loan, and ending on (i) the date one, three or six months thereafter, or (ii) any other date agreed to by all the Lenders making or holding such Loan, in each case, as selected by the applicable Borrower in its Notice of Borrowing or Notice of Continuation/Conversion; provided that:
(a)if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of any Interest Period of one month or longer, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;
(b)any Interest Period of one month or longer pertaining to a Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)no Interest Period shall extend beyond the Maturity Date.
“Interest Rate” means each or any of the interest rates, including the Default Rate, set forth in Section 3.1.
“Inventory” means all of each Obligor’s and each of its Subsidiaries’ now owned or hereafter acquired Rental Equipment, Spare Parts and Merchandise and other inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in such Obligor’s or any of its Subsidiaries’ business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

“Investment” means, with respect to any Person, (a) any loan or other extension of credit (including a guarantee) or capital contribution to any other Person (by means of any transfer of cash or other property or any payment for property or services for consideration of Indebtedness or Capital Stock of any other Person), other than in connection with leases of Equipment or leases or sales of Inventory on credit in the ordinary course of business or (b) any purchase or acquisition by such Person of Capital Stock, bonds, notes, debentures or other securities or evidences of indebtedness issued by any other Person, excluding the acquisition of inventory, supplies, equipment and other assets used or consumed in the ordinary course of business of such Person and Capital Expenditures. The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced (at the Company’s option) by any dividend, distribution, interest payment, return of capital, repayment or other amount or value received in respect of such Investment.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or, in the case of short-term obligations, P-3) (or the equivalent) by Moody’s and BBB- (or, in the case of short-term obligations, A-3) (or the equivalent) by S&P, or any equivalent rating by any other rating agency recognized internationally or in the United States of America.
“Investment Grade Securities” means (i) securities issued or directly and fully guaranteed or insured by the United States of America government or any agency or instrumentality thereof (other than Cash Equivalents); (ii) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the Company and its Subsidiaries; (iii) investments in any fund that invests exclusively in investments of the type described in clauses (i) and (ii) above, which fund may also hold immaterial amounts of cash pending investment or distribution; and (iv) corresponding instruments in countries other than the United States of America customarily utilized for high quality investments.
“Investment Property” means all of each Obligor’s now owned or hereafter acquired “investment property” as defined in the UCC or the PPSA, as applicable, and includes all right title and interest of each Obligor in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.
“IP Ancillary Rights” means, with respect to any Intellectual Property, as applicable, all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties and proceeds at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right.
“IP License” means all written contracts, agreements, licenses, sublicenses or other legally binding agreement (and related IP Ancillary Rights), granting any right, title or interest in or relating to any Intellectual Property.
“IRS” means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

“Joint Book Runner” has the meaning specified in the preamble to this Agreement.
“Joint Lead Arranger” has the meaning specified in the preamble to this Agreement.
“Junior Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit K or otherwise in form and substance reasonably satisfactory to the Borrowers’ Agent and the Agent.
“Laws” means, collectively, all international, foreign, federal, state, provincial, territorial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“LCA Election” has the meaning specified in Section 1.3(m)(ii).
“LCA Test Date” has the meaning specified in Section 1.3(m)(ii).
“Leases” means the written agreements between an Obligor and an Account Debtor entered into in the ordinary course of business of such Obligor for rental or lease of Rental Equipment by such Obligor to such Account Debtor, including all schedules and supplements thereto.
“Lender” and “Lenders” have the meanings specified in the introductory paragraph to this Agreement and shall include (i) the Agent to the extent of any Agent Advance outstanding and the Banks to the extent of any Swingline Loan outstanding and (ii) any Affiliates or branches of Lenders who make Loans pursuant to Section 2.2(c); provided that for all purposes of voting or consenting with respect to (a) any amendment, supplementation or modification of any Loan Document, (b) any waiver of any of the requirements of any Loan Document or any Default or Event of Default and its consequences or (c) any other matter as to which a Lender may vote or consent pursuant to Section 12.1, the bank or financial institution making such election shall be deemed the “Lender” rather than such Affiliate, which shall not be entitled to so vote or consent.
“Lender Counterparty” means any Person that was the Agent, a Lender or an Affiliate of the Agent or a Lender at the time it entered into a Bank Product (or with respect to any Bank Product in effect as of the Closing Date), any Person that was the Agent, a Lender or an Affiliate of the Agent or a Lender as of the Closing Date, whether or not such Person subsequently ceases to be the Agent, a Lender or an Affiliate of the Agent or a Lender, in its capacity as a counterparty to such Bank Product.
“Lender Joinder Agreement” has the meaning specified in Section 2.5(d)(i).
“Letter of Credit” and “Letters of Credit” have the meanings specified in Section 2.4(a)(i).
“Letter of Credit Fee” has the meaning specified in Section 3.6.

“Letter of Credit Issuer” means the U.S. Bank, any Affiliate or branch of the U.S. Bank (including the Canadian Bank) or any other Lender or Affiliate or branch of a Lender that issues any Letter of Credit pursuant to this Agreement and agrees to provide reporting with respect to Letters of Credit reasonably required by the Agent.
“Letter of Credit Subfacility” means $250,000,000.
“Lien” means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, finance lease or other title retention agreement.
“Like-Kind Exchange” means a substantially contemporaneous exchange or swap, including transactions covered by Section 1031 of the Code, of property or assets (“Relinquished Property”) for property or assets with comparable or greater Fair Market Value or usefulness to the business of the U.S. Borrowers and their Domestic Subsidiaries (“Replacement Property”); provided that (a) the disposition of the Relinquished Property is permitted under the terms of this Agreement, (b) the transaction is entered into in the normal course of business, (c) the applicable “exchange agreement” reflects arm’s-length terms with a Qualified Intermediary who is not an Affiliate of the Company and otherwise contains customary terms and (d) all net proceeds thereof are deposited in one or more Like-Kind Exchange Accounts.
“Like-Kind Exchange Account” means any account established jointly with a Qualified Intermediary pursuant to and solely for the purposes of facilitating any Like-Kind Exchange, the amounts on deposit in which shall be limited to proceeds realized from the disposition of Relinquished Property in connection with a Like-Kind Exchange.
“Limited Condition Acquisition” means any acquisition of any assets, business or Person permitted by this Agreement, the consummation of which is not conditioned on the availability of, or on obtaining, third-party financing.
“LLC Division” means the statutory division of any limited liability company into two or more limited liability companies pursuant to Section 18-217 of the Delaware Limited Liability Company Act or a comparable statute under a different jurisdiction’s law.
“Loan Cap” means, on any date of determination, an amount equal to the lesser of (a) the Maximum Revolver Amount and (b) the Combined Borrowing Base.
“Loan Documents” means this Agreement, the Guarantee Agreements, Supplemental Agreement referred to in any Guarantee Agreement, the Security Documents, the Fee Letters, any Acceptable Intercreditor Agreement or any other intercreditor agreement entered into by the Agent at any time in connection with this Agreement or any Security Document, any promissory note evidencing any Obligations, and any other agreements, instruments, and documents to which one or more Obligors is a party that, for any such other agreement, instrument or document entered into after the Closing Date, expressly states that it is to be treated as a “Loan Document” hereunder.

“Loans” means, collectively, all loans and advances provided for in Article II.
“Management Investors” means the collective reference to the officers, directors, employees and other members of the management of the Company or any of its Subsidiaries, or family members or relatives of any thereof or trusts for the benefit of any of the foregoing, or any of their heirs, executors, successors and legal representatives who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, common stock of the Company.
“Management Stock” means Capital Stock of the Company (including any options, warrants or other rights in respect thereof) held by any of the Management Investors.
“Market Disruption Event” has the meaning specified in Section 5.5(b).
“Material Account” means any bank account, securities account or commodities account of any Obligor, including in any case any account into which proceeds from any Securitization Transaction (including, but not limited to, the Existing Securitization Facility) are deposited, but excluding (a) any “Collection Account” under and as defined in the documents evidencing the Existing Securitization Facility as in effect as of the Agreement Date and any similar account under any Securitization Transaction, (b) any Like-Kind Exchange Account, (c) any account which is exclusively used for disbursement purposes (including payroll accounts) and (d) other accounts to the extent the aggregate amount of funds on deposit therein at the end of each Business Day does not exceed $10,000,000.
“Material Adverse Effect” means a material adverse effect on (a) the business or financial condition of the Company and its Restricted Subsidiaries, taken as a whole, (b) the ability of the Company, the Borrowers and the other Obligors (taken as a whole) to perform their payment obligations under this Agreement or any other Loan Document or (c) the rights and remedies of the Agent and the Lenders under this Agreement or any other Loan Document (taken as a whole).
“Material Intellectual Property” means any Intellectual Property that is material to the business of the Obligors.
“Maturity Date” means the date that is the fifth anniversary of the Amendment No. 1 Effective Date.
“Maximum Multicurrency Revolver Amount” means, at any time, the aggregate Multicurrency Facility Commitments at such time, as the same may be increased from time to time in accordance with Section 2.5 or reduced from time to time in accordance with Section 4.3. As of the Amendment No. 1 Effective Date, the Maximum Multicurrency Revolver Amount is $350,000,000. Anything contained herein to the contrary notwithstanding, (a) upon termination of the Commitments, the Maximum Multicurrency Revolver Amount shall automatically be reduced to zero and (b) in no event shall the sum of the Maximum Multicurrency Revolver Amount and the Maximum U.S. Revolver Amount at any time be greater than the Revolving Credit Commitments at such time.
“Maximum Rate” has the meaning specified in Section 3.3.

“Maximum Revolver Amount” means, at any time, the aggregate Revolving Credit Commitments at such time, as the same may be increased from time to time in accordance with Section 2.5 or reduced from time to time in accordance with Section 4.3. As of the Amendment No. 1 Effective Date, the Maximum Revolver Amount is $3,500,000,000. Anything contained herein to the contrary notwithstanding, upon termination of the Commitments, the Maximum Revolver Amount shall automatically be reduced to zero.
“Maximum U.S. Revolver Amount” means, at any time, the aggregate U.S. Facility Commitments at such time, as the same may be increased from time to time in accordance with Section 2.5 or reduced from time to time in accordance with Section 4.3. As of the Amendment No. 1 Effective Date, the Maximum U.S. Revolver Amount is $3,150,000,000. Anything contained herein to the contrary notwithstanding, (a) upon termination of the Commitments, the Maximum U.S. Revolver Amount shall automatically be reduced to zero and (b) in no event shall the sum of the Maximum U.S. Revolver Amount and the Maximum Multicurrency Revolver Amount at any time be greater than the Revolving Credit Commitments at such time.
“Minimum Extension Condition” has the meaning specified in Section 2.6(g).
“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.
“Multicurrency Canadian Revolving Loans” means the revolving loans made to the Canadian Borrowers pursuant to Section 2.1(b) under the Multicurrency Credit Facility, or any amendment to this Agreement entered into pursuant to Section 2.5, 2.6 or 2.7, each Agent Advance made to a Canadian Borrower and each Multicurrency Canadian Swingline Loan under the Multicurrency Credit Facilities.
“Multicurrency Canadian Swingline Loan” and “Multicurrency Canadian Swingline Loans” have the meanings specified in Section 2.3(c).
“Multicurrency Credit Facilities” means the revolving credit and swingline facilities provided for by this Agreement provided to the Canadian Borrowers and the U.S. Borrowers pursuant to Section 2 hereof.
“Multicurrency Excess Availability” means, at any time, (a) the lesser of (i) the Maximum Multicurrency Revolver Amount and (ii) the amount equal to (A) the Combined Borrowing Base, minus (B) the Aggregate U.S. Revolver Outstandings, minus (b) the Aggregate Multicurrency Revolver Outstandings, in each case at such time.
“Multicurrency Facility Commitment” means, at any date for any Lender, the obligation of such Lender to make Multicurrency Revolving Loans and to purchase participations in Multicurrency Letters of Credit and Multicurrency Swingline Loans pursuant to the terms and conditions of this Agreement, which shall not exceed the aggregate principal amount set forth on Schedule 1.1 under the heading “Multicurrency Facility Commitment” or on the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance; and “Multicurrency Facility Commitments” means the aggregate principal amount of the Multicurrency Facility

Commitments of all Lenders. The initial aggregate amount of the Multicurrency Lenders’ Multicurrency Facility Commitments is $350,000,000.
“Multicurrency Facility Lender” means each Lender that has a Multicurrency Facility Commitment (or an Affiliate or branch of any such Person that is acting on behalf of such Person, in which case the term “Multicurrency Facility Lenders” shall include any such Affiliate or branch with respect to the Multicurrency Revolving Loans made by such Affiliate or branch) as having a Multicurrency Facility Commitment and any other Person that shall acquire a Multicurrency Facility Commitment, other than any such Person that ceases to be a Multicurrency Facility Lender pursuant to an Assignment and Acceptance.
“Multicurrency Facility Letter of Credit” has the meaning specified in Section 2.4(a). Multicurrency Facility Letters of Credit shall be denominated in Dollars or Canadian Dollars.
“Multicurrency Letter of Credit Subfacility” means $100,000,000.
“Multicurrency Revolving Loans” means the Multicurrency U.S. Revolving Loans and the Multicurrency Canadian Revolving Loans, as the context requires.
“Multicurrency Swingline Commitment” means the commitment of the Canadian Bank to make loans to Canadian Borrowers and the commitment of the U.S. Bank to make loans to U.S. Borrowers pursuant to Section 2.3(c).
“Multicurrency Swingline Lender” means the Canadian Bank or any successor financial institution agreed to by the Agent, in its capacity as provider of Multicurrency Canadian Swingline Loans and U.S. Bank or any successor financial institution agreed to by the Agent, in its capacity as provider of Multicurrency U.S. Swingline Loans.
“Multicurrency Swingline Loan” and “Multicurrency Swingline Loans” have the meanings specified in Section 2.3(c).
“Multicurrency Swingline Sublimit” has the meaning specified in Section 2.3(c).
“Multicurrency Unused Letter of Credit Subfacility” means an amount equal to the Multicurrency Letter of Credit Subfacility minus the Equivalent Amount in Dollars of the sum of (a) the aggregate undrawn amount of all outstanding Multicurrency Facility Letters of Credit issued for the account of any Canadian Borrower or U.S. Borrower plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Multicurrency Facility Letters of Credit issued for the account of any Canadian Borrower or U.S. Borrower.
“Multicurrency U.S. Revolving Loans” means the revolving loans made to the U.S. Borrowers pursuant to Section 2.1(b) under the Multicurrency Credit Facility, or any amendment to this Agreement entered into pursuant to Section 2.5, 2.6 or 2.7, each Agent Advance made to a U.S. Borrower and each Multicurrency U.S. Swingline Loan under the Multicurrency Credit Facility.
“Multicurrency U.S. Swingline Loan” and “Multicurrency U.S. Swingline Loans” have the meanings specified in Section 2.3(c).

“Multi-employer Plan” means a “multi-employer plan” as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six years contributed to by any of the Borrowers or any ERISA Affiliate.
“Net Book Value” means, with respect to any Rental Equipment, Service Vehicles or Spare Parts and Merchandise, cost minus accumulated depreciation for such Rental Equipment, Service Vehicles or Spare Parts and Merchandise, as applicable, calculated in accordance with GAAP.
“Net Orderly Liquidation Value Percentage” means the orderly liquidation value (net of costs and expenses estimated to be incurred in connection with such liquidation) of an Obligor’s Rental Equipment or Service Vehicles that is estimated to be recoverable in an orderly liquidation of such Rental Equipment or Service Vehicles expressed as a percentage of the Net Book Value thereof, such percentage to be as determined from time to time by reference to the most recent Appraisal of Rental Equipment or Service Vehicles received by the Agent in accordance with Section 7.9(b).
“Non-Consenting Lender” has the meaning specified in Section 12.1(b).
“Non-Core Business” means any business which is not an essential part of the rental business.
“Non-Extended Commitments” has the meaning specified in Section 2.6(a).
“Non-Extended Loans” has the meaning specified in Section 2.6(a).
“Non-Extending Lender” has the meaning specified in Section 2.6(e).
“Non-Extension Notice Date” has the meaning specified in Section 2.4(b).
“Non-Recourse Indebtedness” means Indebtedness of a Person (a) as to which no Obligor provides any Guarantee or credit support of any kind or is directly or indirectly liable (as a guarantor or otherwise) and (b) which does not provide any recourse against any of the assets of any Obligor, in each case other than Standard Securitization Undertakings.
“North American Borrowing Base” means the sum of (a) 85.0% of the book value of Inventory (excluding Equipment) of the Company and its Restricted Subsidiaries, (b) 85.0% of the book value of Accounts of the Company and its Restricted Subsidiaries, (c) 95.0% of the book value of Equipment of the Company and its Restricted Subsidiaries (or in the case of Rental Equipment, Service Vehicles or Spare Parts and Merchandise, Net Book Value thereof) and (d) cash, Cash Equivalents, Investment Grade Securities and Temporary Cash Investments of the Company and its Restricted Subsidiaries (in each case, determined as of the end of the most recently ended fiscal month of the Company for which internal consolidated financial statements of the Company are available, and, in the case of any determination relating to any incurrence of Indebtedness, on a pro forma basis including (x) any property or assets of a type described above acquired since the end of such fiscal month and (y) any property or assets of a type described above being acquired in connection therewith).
“Notice of Borrowing” has the meaning specified in Section 2.2(a).

“Notice of Continuation/Conversion” has the meaning specified in Section 3.2(b).
“Obligations” means the U.S. Obligations and the Canadian Obligations.
“Obligors” means, collectively, each Borrower, each Guarantor, and any other Person that now or hereafter is primarily or secondarily liable for any of the Obligations and/or grants the Agent a Lien on any collateral as security for any of the Obligations.
“Original Currency” has the meaning specified in Section 14.20.
“Originating Lender” has the meaning specified in Section 12.2(e).
“Other Connection Taxes” means, with respect to any Agent, Lender or other such recipient, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means any present or future stamp , court or documentary, intangible, recording, filing or similar Taxes or any other excise or property Taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Loan Documents, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than Other Connection Taxes imposed on an assignor as a result of any assignment request by the Borrowers under Sections 5.10 or 12.1(b)).
“Out-of-Formula Condition” has the meaning specified in Section 4.2.
“Pari Passu Debt Reserves” means all reserves with respect to (a) any outstanding Indebtedness (other than the Obligations), (b) any Incremental Indebtedness (other than increases to the Revolving Credit Commitments) or (c) any Refinancing Term Loans or Refinancing Revolving Loans, in each case in respect of Indebtedness described in clauses (a), (b), or (c), that is secured by Liens on Collateral on a basis pari passu in priority with the Agent’s Liens thereon, which reserve for any such outstanding Indebtedness shall be imposed automatically without any further action or notice by the Agent upon the incurrence of such Indebtedness (or the maximum amount that may be borrowed under commitments in respect of any such Indebtedness) and shall be in an amount equal to the unpaid principal amount of such Indebtedness (or the maximum amount that may be borrowed under commitments in respect of such Indebtedness) from time to time. For the avoidance of doubt, no Pari Passu Debt Reserves shall be established with respect to any Indebtedness incurred pursuant to Section 8.1 or secured pursuant to Section 8.2 or any Incremental Indebtedness or any Refinancing Term Loans or Refinancing Revolving Loans, in each case that is secured by Liens on Collateral solely in the event that all such Liens on the Collateral are junior in priority to the Agent’s Liens thereon.

“Pari Passu Intercreditor Agreement” means an intercreditor agreement between the Agent and one or more representatives of Persons (other than the Company or any of its Subsidiaries) benefitting from a Lien on any Collateral of a U.S. Obligor or Canadian Obligor that is intended to be pari passu to the Agent’s Lien having terms that are reasonably satisfactory to the Borrowers’ Agent and the Agent.
“Participant” means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.
“Participant Register” has the meaning specified in Section 13.21(b).
“Patents” means all rights, title and interests (and all related IP Ancillary Rights) in or relating to letters patent and applications therefor, industrial designs and applications therefor, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of such, as applicable.
“Payment Account” means each bank account to which the proceeds of Collateral are deposited or credited, and which is maintained in the name of the Agent, on terms reasonably acceptable to the Agent.
“Payment Conditions” means, at any time of determination with respect to any payment, event or transaction described herein as being specifically subject to satisfaction of the Payment Conditions, that (a) both before and immediately after such payment, event or transaction (including any Loans made in connection therewith), no Specified Default has occurred and is continuing and (b) either (i) Specified Availability shall be greater than 10% of the Loan Cap immediately prior to such payment, event or transaction and immediately after such payment, event or transaction (including the making of any Loans in connection therewith) and the Company and the other Obligors shall be in pro forma compliance with the covenant set forth in Section 8.9 (regardless of whether a Covenant Trigger is in effect or such covenant is otherwise effective, and measured as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to be delivered in accordance with Section 7.2) or (ii) Specified Availability shall be greater than 15% of the Loan Cap immediately prior to such payment, event or transaction and immediately after such payment, event or transaction (including the making of any Loans in connection therewith).
“PBA” means the Pension Benefits Act (Ontario) or similar legislation of any other Canadian federal or provincial jurisdiction, and the regulations promulgated thereunder applicable to a Pension Plan.
“PBGC” means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to the functions thereof or any Governmental Authority of another jurisdiction exercising similar functions in respect of any Plans of an Obligor.
“Pension Event” means solely with respect to Canadian Pension Plans (a) the filing of a notice of proposal to terminate in whole or in part a Canadian DB Pension Plan so as to result in a liability; or (b) the issuance of a notice of proposal by any Governmental Authority to terminate in whole or in part or have an administrator or like body appointed to administer a Canadian DB Pension Plan; or (c) any other event or condition which might constitute grounds for the termination of, winding up or partial termination or winding up or the appointment of a trustee to administer any Canadian Pension Plan.
“Pension Plan” means a pension plan or an employee benefit plan (a) (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA, other than a Multi-employer Plan, or (b) which is a “registered pension plan” under the Income Tax Act (Canada) or which is subject to the PBA or any other applicable Laws, which in either case of clause (a) or (b) an Obligor sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or has made contributions at any time during the immediately preceding five plan years.
“Permitted Acquisition” means the acquisition by an Obligor or a Restricted Subsidiary of all or a substantial portion of the assets or businesses of a Person or of assets constituting a business unit, line of business or division of such Person (the “Acquired Business”) or the acquisition by an Obligor or a Restricted Subsidiary of all of the Capital Stock of the Acquired Business (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) or the merger, amalgamation or consolidation of the Acquired Business with and into an Obligor or a Restricted Subsidiary (with such Obligor or Restricted Subsidiary, as the case may be, as the surviving Person) or an Obligor or a Restricted Subsidiary with and into the Acquired Business (to the extent permitted under Section 8.5), so long as:
(a)the assets acquired shall be used or useful in or otherwise relate to, the business or lines of business of the Borrowers and their Subsidiaries as of the Closing Date;
(b)all transactions in connection with such acquisition shall be consummated in all material respects in accordance with all applicable laws and governmental authorizations;
(c)after giving effect to such transaction and any related refinancing of Indebtedness, none of the acquired assets are subject to any Lien other than Permitted Liens; and
(d)(i) the Payment Conditions are satisfied at the time of such Permitted Acquisition (or, at the option of the Borrowers’ Agent if such Permitted Acquisition is a Limited Condition Acquisition, as of the date definitive agreements for such Limited Condition Acquisition are entered into), or (ii) the consideration for such transaction consists solely of any combination of (A) Capital Stock of the Company (other than Disqualified Stock), which is issued to any Person that is not an Obligor, (B) cash and property in an amount equal to the net proceeds from a substantially concurrent sale or issuance of Capital Stock of the Company (other than Disqualified Stock) to any Person that is not an Obligor, (C) additional cash and property (excluding cash and property covered in clause (B) above); provided that the aggregate amount of consideration paid for all such Permitted Acquisitions pursuant to this clause (C), together with the aggregate amount of all Investments made in reliance on clause (s) of the definition of the term “Permitted Investments”, the aggregate amount of all Distributions made in reliance on clause (f) of the definition of the term “Permitted Distributions”, and the aggregate amount of Permitted Payments made in reliance on Section 8.6(k), shall not exceed $600,000,000 in the aggregate during the term of this Agreement, and (D) Indebtedness (whether incurred or assumed) permitted hereunder, or (iii) such acquisition is an acquisition of businesses of Franchisees (1) that have discontinued operations or that have indicated, or that the Company shall have reasonably determined, that if an acquisition is not made it is reasonably likely to imminently discontinue operations or (2) otherwise for a cash purchase price; provided that the aggregate amount of such cash purchase price paid pursuant to this clause (2), together with cash consideration paid in respect of acquisitions under clause (1), the Fair Market Value of all properties or assets of any Obligor sold, assigned, pledged or otherwise transferred pursuant to Franchise Financing Dispositions and all Investments under clause (x) of the definition of the term “Permitted Investments” shall not exceed $120,000,000 in the aggregate during the term of this Agreement;
provided that to the extent any Permitted Acquisition or other Permitted Investment results in the acquisition by any Borrower of Accounts, Rental Equipment, Service Vehicles and/or Spare Parts and Merchandise constituting Collateral consisting either of (x) assets of a type substantially different from those in the Canadian Borrowing Base or the U.S. Borrowing Base at such time, or (y) assets of a type substantially similar to those in the Borrowing Base at such time, in the case of this clause (y) with an aggregate Net Book Value in excess of $350,000,000, then (1) the Company may request that Agent obtain an Appraisal and conduct a field examination with respect to such acquired assets at the expense of Borrowers and (2) until such Appraisal is delivered and field examination completed, or waived in writing by the Agent, the assets acquired pursuant to such acquisition shall not be included in the Borrowing Base Certificate, the Canadian Borrowing Base or the U.S. Borrowing Base (and any such Appraisal shall be disregarded for purposes of the limitation on the number of Appraisals that may be conducted at Borrowers’ expense as set forth in Section 7.9).
“Permitted Credit Facility” means one or more debt facilities or agreements, commercial paper facilities, securities purchase agreements, indentures or similar agreements, in each case, with banks or other institutional lenders or investors providing for, or acting as underwriters of, revolving loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables), notes, debentures, letters of credit or the issuance and sale of securities including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith and in each case, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreements, indentures or other instruments (and related documents) governing any form of Indebtedness incurred to refinance or replace, in whole or in part, the borrowings and commitments at any time outstanding or permitted to be outstanding under such facility or agreement or successor facility or agreement whether by the same or any other lender or holder of Indebtedness or group of lenders or holders of Indebtedness and whether the same obligor or different obligors.
“Permitted Distributions” means:
(a)Distributions by (i) any Subsidiary of an Obligor to such Obligor, (ii) any Subsidiary that is not an Obligor to any Subsidiary that is not an Obligor, (iii) any Subsidiary that is not an Obligor to a Subsidiary that is an Obligor, and (iv) any Subsidiary that is not a Wholly Owned Subsidiary to the holders of its Capital Stock on a pro rata basis;

(b)(i) Distributions by the Company to repurchase equity securities issued by the Company from employees, officers or directors of the Company or any Subsidiary, or the authorized representatives of any of the foregoing, upon the death, disability or termination of employment of any such employee, officer or director in an amount not to exceed $20,000,000 in the aggregate in any Fiscal Year and (ii) so long as no Default or Event of Default has occurred and is continuing, Distributions to purchase Capital Stock of the Company from employees, officers or directors of the Company or any Subsidiary in an amount not to exceed the sum of (x) $20,000,000 plus (y) $5,000,000 multiplied by the number of calendar years that have commenced since June 30, 2016;
(c)any purchase or redemption of any Capital Stock of the Company required pursuant to the terms thereof as a result of a Change of Control or an asset disposition, so long as at such time no Default or Event of Default shall have occurred and be continuing (or would result therefrom);
(d)cash payments in lieu of the issuance of fractional shares in connection with the exercise of any warrants, options or other securities convertible into or exchangeable for capital stock of the Company;
(e)the deemed repurchase of Capital Stock of the Company on the cashless exercise of stock options;
(f)other Distributions made with cash, Cash Equivalents, Investment Grade Securities and Temporary Cash Investments by the Company and any of its Subsidiaries; provided that (i) the aggregate amount of all such Distributions, together with the aggregate amount of all Investments made in reliance on clause (s) of the definition of the term “Permitted Investments”, the amounts consideration paid for all acquisitions in reliance on clause (d)(ii)(C) of the definition of the term “Permitted Acquisition”, and the aggregate amount of Permitted Payments made in reliance on Section 8.6(k), shall not exceed $600,000,000 in the aggregate during the term of this Agreement, and (ii) at the time of any such Distribution, no Default or Event of Default shall have occurred and be continuing (or would result therefrom);
(g)any Distributions, so long as the Payment Conditions are satisfied either at the time the Distribution is made or at the time the Distribution is declared (so long as such Distribution is made within 60 days of declaration);
(h)payments in respect of any dividend or other distribution on the Capital Stock of the Company and payments to purchase Capital Stock of the Company, in each case, not to exceed 6% of the market capitalization of the Company at the time of such payment;
(i)the making of any Distribution in exchange for, or out of the net cash proceeds of, a substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of Capital Stock of the Company (other than Disqualified Stock) or from a substantially concurrent cash capital contribution to the Company (other than from an Obligor);
(j)any Distribution to a Special Purpose Vehicle in connection with a Securitization Transaction, which Distribution consists of the assets described in the definition of

“Equipment Securitization Transaction” or “Receivables Securitization Transaction”; provided that the aggregate amount of all such Distributions, together with the book value (or in the case of Rental Equipment, Service Vehicles or Spare Parts and Merchandise, Net Book Value) of all such properties or assets of any Obligor sold, assigned, pledged or otherwise transferred (including Investments) pursuant to all Equipment Securitization Transactions shall not exceed $510,000,000 during the term of this Agreement;
(k)the Company and any of its Subsidiaries may pay, without duplication, the amount due or payable (A) pursuant to any Transaction Agreement and (B) in order to pay or permit the Company or any of its Subsidiaries to pay any related Taxes;
(l)the Company and any of its Subsidiaries may pay cash dividends in an amount sufficient to (x) pay all fees and expenses incurred in connection with the Transactions and the other transactions expressly contemplated by this Agreement and the other Loan Documents and (y) satisfy its obligations under the Separation Agreement and the other Transaction Agreements; and
(m)Investments constituting Distributions made as a result of the receipt of non-cash consideration from any Asset Disposition or other sale of assets or property made pursuant to and in compliance with this Agreement.
For purposes of determining compliance with this definition, in the event that any Distribution meets the criteria of more than one of the types of Permitted Distributions described in the above clauses, the Borrowers’ Agent, in its sole discretion, may from time to time classify and reclassify such Distribution and only be required to include the amount and type of such Distribution in one of such clauses.
“Permitted Holders” means (a) any of the Management Investors; and (b) any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock of the Company.
“Permitted Indebtedness” has the meaning specified in Section 8.1.
“Permitted Investments” means:
(a)Investments in cash, Cash Equivalents, Investment Grade Securities and Temporary Cash Investments;
(b)Investments existing on the Agreement Date and identified in Schedule 8.4 to this Agreement;
(c)[reserved];
(d)Investments by any Subsidiary which is not a Secured Obligor in any other Subsidiary;
(e)Investments (i) by any Obligor in any other Obligor, (ii) by any Subsidiary which is not a Obligor in another Subsidiary which is not an Obligor, (iii) by any Subsidiary which is not an Obligor in an Obligor; provided that any such Investment in the form of a loan or other extension of credit shall be subordinated in right of payment to the Obligations pursuant to a subordination agreement in form and substance reasonably satisfactory to Agent, or (iv) by any Obligor in any Subsidiary which is not an Obligor; provided that (A) the aggregate amount of all such Investments under this clause (e)(iv) shall not exceed $120,000,000 in the aggregate during the term of this Agreement, and (B) at the time of any such Investment, no Default or Event of Default shall have occurred and be continuing (or would result therefrom);
(f)Investments by any Obligor in any Special Purpose Vehicle pursuant to a Securitization Transaction; provided that, in the case of an Investment pursuant to an Equipment Securitization Transaction, (i) the aggregate amount of all such Investments, together with the book value (or in the case of Rental Equipment, Service Vehicles or Spare Parts and Merchandise, Net Book Value) of all such properties or assets of any Obligor sold, assigned, pledged or otherwise transferred (including Distributions) pursuant to all Equipment Securitization Transactions shall not exceed $510,000,000 during the term of this Agreement, (ii) the properties or assets transferred in connection with any Equipment Securitization Transaction shall consist of the types described in the definition of the term “Equipment Securitization Transaction”, and (iii) the properties or assets transferred in connection with a Receivables Securitization Transaction shall consist of the types described in the definition of the term “Receivables Securitization Transaction”;
(g)Investments in the nature of pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business;
(h)deposit accounts maintained in the ordinary course of business;
(i)Investments constituting Hedge Agreements;
(j)Investments in securities or other Investments received in settlement of debts created in the ordinary course of business and owing to, or of other claims asserted by, the Company or any Restricted Subsidiary, or as a result of foreclosure, perfection or enforcement of any Lien, or in satisfaction of judgments, including in connection with any bankruptcy proceeding or other reorganization of another Person;
(k)loans and advances to officers, directors or employees (i)(A) in the ordinary course of business, (B) existing on the Closing Date and described in Schedule 8.4, (C) made after the Closing Date for relocation expenses in the ordinary course of business, and (D) for any other purpose satisfactory to the Company or its Subsidiaries; provided that the aggregate outstanding principal amount of all such Investments under this clause (k)(i) shall not exceed $20,000,000 at any time; and (ii) relating to indemnification of any officers, directors or employees in respect of liabilities relating to their serving in any such capacity, and any reimbursement of any such officer, director or employee of expenses relating to the claims giving rise to such indemnification;
(l)Permitted Acquisitions;
(m)any Investment to the extent that the consideration therefor is Capital Stock (other than Disqualified Stock) of the Company, or out of the net cash proceeds of, a substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of Capital Stock of the Company (other than Disqualified Stock) or from a substantially concurrent cash capital contribution to the Company other than from an Obligor
(n)guarantees of Permitted Indebtedness (provided that no Canadian Obligor or Excluded Subsidiary may Guarantee any Indebtedness of a U.S. Obligor under this clause (n) unless such Person Guarantees the U.S. Obligations pursuant to a Guarantee agreement reasonably acceptable to the Agent);
(o)Investments acquired by an Obligor or a Restricted Subsidiary in the ordinary course of business received in settlement of claims against any other Person or a reorganization or similar arrangement of any debtor of such Obligor or Restricted Subsidiary, including upon the bankruptcy or insolvency of such debtor, or as a result of foreclosure, perfection or enforcement of any Lien;
(p)Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers consistent with past practices;
(q)advances of payroll payments to employees in the ordinary course of business;
(r)Investments acquired by the Company or any Subsidiary in connection with an Asset Disposition permitted under Section 8.5(d) to the extent such Investments are non-cash proceeds as permitted under Section 8.5(d);
(s)other Investments made with cash, Cash Equivalents, Investment Grade Securities and Temporary Cash Investments; provided that (i) the aggregate amount of all such Investments made in reliance on this clause (s), together with all Distributions made in reliance on clause (f) of the definition of the term “Permitted Distributions”, the consideration paid for all acquisitions made in reliance on clause (d)(ii)(C) of the definition of the term “Permitted Acquisition”, and the aggregate amount of Permitted Payments made in reliance on Section 8.6(k), shall not exceed $600,000,000 in the aggregate during the term of this Agreement, and (B) at the time of any such Investment, no Default or Event of Default shall have occurred and be continuing (or would result therefrom);
(t)any Investments, so long as the Payment Conditions shall have been satisfied;
(u)Investments in receivables owing to the Company or any Restricted Subsidiary created or acquired in the ordinary course of business;
(v)any transaction to the extent that it constitutes an Investment that is permitted by and made in accordance with Section 8.4;
(w)Investments consisting of the licensing of Intellectual Property granted by the Company or any Restricted Subsidiary in the ordinary course of business;
(x)(i) Investments in Franchise Special Purpose Entities directly or indirectly to finance or refinance the acquisition of Franchise Equipment and/or related rights and/or assets, (ii)

Investments in Franchisees attributable to the financing or refinancing of Franchise Equipment and/or related rights and/or assets, as determined in good faith by the Company, (iii) other Investments in Franchisees, (iv) Investments in Capital Stock of Franchisees and Franchise Special Purpose Entities (including pursuant to capital contributions) and (v) Investments in Franchisees arising as the result of guarantees in respect of Franchise Equipment Indebtedness or Franchise Lease Obligations; provided that the aggregate amount of all such Investments (and including for this purpose, in the case of any Rental Equipment, Service Vehicles, Spare Parts and Merchandise, the Net Book Value thereof) under this clause (x), together with cash consideration paid in respect of acquisitions under clause (d)(iii) of the definition of the term “Permitted Acquisition”, and the Fair Market Value of all properties or assets of any Obligor sold, assigned, pledged or otherwise transferred pursuant to all Franchise Financing Dispositions, shall not exceed $120,000,000 in the aggregate during the term of this Agreement;
(y)Investments in the nature of pledges or deposits with respect to (i) landlord leases, (ii) worker’s compensation, professional liability, unemployment insurance, other social security benefits and other insurance related obligations and (iii) other utility and surety liens provided to third parties in the ordinary course of business;
(z)Investments in industrial development or revenue bonds or similar obligations secured by assets leased to and operated by the Company or any of its Subsidiaries that were issued in connection with the financing or refinancing of such assets, so long as the Company or any such Subsidiary may obtain title to such assets at any time by optionally canceling such bonds or obligations, paying a nominal fee and terminating such financing transaction;
(aa)loans and advances to Management Investors in connection with the purchase by such Management Investors of Capital Stock of the Company of up to $25,000,000 outstanding at any one time;
(ab)any Investment pursuant to an agreement entered into in connection with any securities lending or other securities financing transaction to the extent such securities lending or other securities financing transaction is otherwise permitted under Sections 8.1 and 8.5; and
(ac)Investments made as part of an Islamic financing arrangement, including Sukuk, if such arrangement, if structured as Indebtedness, would be permitted under Section 8.1; provided that (i) the amount that would constitute Indebtedness if such arrangement were structured as Indebtedness, as determined in good faith by the Company, shall be treated by the Company as Indebtedness for purposes of Section 8.1 (including, to the extent applicable, with respect to the calculation of any amounts of Indebtedness outstanding thereunder) and (ii) any such Islamic financing arrangement shall not include any payment obligations of any Obligor secured by a Lien on the Collateral on a basis pari passu in priority with the Liens securing the amounts due under the Credit Facilities.
For purposes of determining compliance with this definition, in the event that any Investment meets the criteria of more than one of the types of Permitted Investments described in the above clauses, the Borrowers’ Agent, in its sole discretion, may from time to time classify and reclassify such Investment and only be required to include the amount and type of such Investment in one of such clauses.
“Permitted Liens” has the meaning specified in Section 8.2.
“Permitted Payments” has the meaning specified in Section 8.6.
“Permitted Priority Liens” means Permitted Liens described in clauses (b), (f), (g), (h), (j), (n), (o), (p) (to the extent the Liens that secured the Refinanced Indebtedness were Permitted Priority Liens), (q), (t), (u), (v), (w), (x), (y), (z), (aa), (bb), (dd), (ff), (jj) and (kk) of Section 8.2.
“Person” means any individual, sole proprietorship, partnership, limited liability company, unlimited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.
“Plan” means any of (a) an “employee benefit plan” (including such plans as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”; in each case which an Obligor sponsors or maintains or to which an Obligor or a Subsidiary of an Obligor makes, is making, or is obligated to make contributions and includes any Pension Plan.
“PPSA” means the Personal Property Security Act (Ontario) and the regulations promulgated thereunder; provided that if validity, perfection and effect of perfection and non-perfection of the Agent’s security interest in any Collateral of any Canadian Obligor are governed by the personal property security laws of any Canadian jurisdiction other than Ontario, PPSA means those personal property security laws (including the Civil Code of Québec) in such other jurisdiction for the purposes of the provisions hereof relating to such validity, perfection, and effect of perfection and non-perfection and for the definitions related to such provisions, as from time to time in effect.
“Previously Absent Financial Maintenance Covenant” means, at any time, any financial maintenance covenant that is not included in the Loan Documents at such time.
“Priority Payable Reserves” means reserves established in the Reasonable Credit Judgment of the Agent for amounts secured by any Liens, choate or inchoate or any deemed trusts arising under Laws, which rank or are capable of ranking in priority to the Agent’s Liens.
“Pro Rata Share” means:
(a)with respect to a U.S. Facility Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender’s U.S. Facility Commitment and the denominator of which is the sum of the amounts of all of the Lenders’ U.S. Facility Commitments, or if no U.S. Facility Commitments are outstanding, a fraction (expressed as a percentage), (a) the numerator of which is the Equivalent Amount in Dollars of the sum (without duplication) of the aggregate amount of the U.S. Revolving Loans owed to such Lender plus such Lender’s participation in the aggregate maximum amount available to be drawn under all outstanding U.S. Facility Letters of Credit, plus such Lender’s participation in the aggregate amount of any unpaid reimbursement obligations in respect of U.S. Facility Letters of Credit and (b) the denominator of which is the Equivalent Amount in Dollars of the sum (without duplication) of the aggregate amount of the U.S. Revolving Loans owed to the Lenders, plus the aggregate maximum amount available to be drawn under all outstanding U.S. Facility Letters of Credit, plus the aggregate amount of any unpaid reimbursement obligations in respect of U.S. Facility Letters of Credit, in each case giving effect to a Lender’s participation in U.S. Swingline Loans and Agent Advances under the U.S. Credit Facilities.
(b)with respect to a Multicurrency Facility Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender’s Multicurrency Facility Commitment and the denominator of which is the sum of the amounts of all of the Lenders’ Multicurrency Facility Commitments, or if no Multicurrency Facility Commitments are outstanding, a fraction (expressed as a percentage), (a) the numerator of which is the Equivalent Amount in Dollars of the sum (without duplication) of the aggregate amount of the Multicurrency Revolving Loans owed to such Lender plus such Lender’s participation in the aggregate maximum amount available to be drawn under all outstanding Multicurrency Letters of Credit, plus such Lender’s participation in the aggregate amount of any unpaid reimbursement obligations in respect of Multicurrency Letters of Credit and (b) the denominator of which is the Equivalent Amount in Dollars of the sum (without duplication) of the aggregate amount of the Multicurrency Revolving Loans owed to the Lenders, plus the aggregate maximum amount available to be drawn under all outstanding Multicurrency Letters of Credit, plus the aggregate amount of any unpaid reimbursement obligations in respect of Multicurrency Letters of Credit, in each case giving effect to a Lender’s participation in Multicurrency Swingline Loans and Agent Advances under the Multicurrency Credit Facility.
(c)with respect to each Lender for all Credit Facilities, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender’s Multicurrency Facility Commitment and such Lender’s U.S. Facility Commitment and the denominator of which is the sum of the amounts of all of the Lenders’ Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), (a) the numerator of which is the Equivalent Amount in Dollars of the sum (without duplication) of the aggregate amount of the Revolving Loans owed to such Lender plus such Lender’s participation in the aggregate maximum amount available to be drawn under all outstanding Letters of Credit, plus such Lender’s participation in the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit and (b) the denominator of which is the Equivalent Amount in Dollars of the sum (without duplication) of the aggregate amount of the Revolving Loans owed to the Lenders, plus the aggregate maximum amount available to be drawn under all outstanding Letters of Credit, plus the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit, in each case giving effect to a Lender’s participation in Swingline Loans and Agent Advances under the Credit Facilities.
“Proposed Change” has the meaning specified in Section 12.1(b).
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Purchase Money Obligations” means any Indebtedness incurred to finance or refinance the acquisition, leasing, construction or improvement of property (real or personal) or assets (including Capital Stock), and whether acquired through the direct acquisition of such property or assets or the acquisition of the Capital Stock of any Person owning such property or assets, or otherwise; provided that such Indebtedness is incurred within 180 days after such acquisition.
“Qualified Intermediary” means any Person acting in its capacity as a qualified intermediary to facilitate any Like-Kind Exchange or operate and/or own a Like-Kind Exchange Account.
“Quarterly Average Excess Availability” means, at any time, the daily average of the Excess Availability for the immediately preceding calendar quarter.
“Ratio Debt Test” means the ratio of (a) Consolidated EBITDA for the most recent period of four consecutive Fiscal Quarters for which financial information in respect thereof is available, to (b) the sum, without duplication, of (i) Consolidated Interest Expense for such period paid or payable in cash, plus (ii) the aggregate amount of dividends and other distributions paid in cash during such period in respect of Disqualified Stock by the Consolidated Parties on a consolidated basis.
“Real Estate” means all of each Obligor’s and each of its Subsidiaries now or hereafter owned or leased estates in real property, including all fees, leaseholds and future interests, together with all of each Obligor’s and each of its Subsidiaries’ now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.
“Reasonable Credit Judgment” means, as applicable, the Agent’s reasonable (from the perspective of a secured asset-based lender) judgment, exercised in good faith in accordance with customary business practices of the Agent for comparable asset-based lending transactions, as to any reserve or eligibility criteria which the Agent, as applicable, reasonably determines as being appropriate to reflect: (a) items that could reasonably be expected to adversely affect the Agent’s ability to realize upon the Collateral, (b) costs, expenses and other amounts that the Agent reasonably determines will need to be satisfied in connection with the realization upon the Collateral or (c) criteria, events, conditions, contingencies or risks that differ materially from facts or events occurring and known to the Agent on the Agreement Date and which directly and adversely affect any component of the applicable Borrowing Base.
“Receivables Entity” means a trust, bankruptcy remote entity or other special purpose entity which is a Subsidiary of the Company (or, if not a Subsidiary of the Company, the common equity of which is wholly owned, directly or indirectly, by the Company) and which is formed for the purpose of, and engages in no material business other than, acting as an issuer or a depositor in a Receivables Securitization Transaction (and, in connection therewith, owning accounts receivable, lease receivables, other rights to payment, leases and related assets and pledging or transferring any of the foregoing or interests therein).
“Receivables Securitization Transaction” means any sale, discount, assignment, conveyance, participation, contribution to capital, grant of security interest in, pledge or other transfer by the Company or any Subsidiary of the Company of accounts receivable, lease receivables or other payment obligations owing to the Company or such Subsidiary of the Company or any interest in any of the foregoing, together in each case with any collections and other proceeds thereof, any collection or deposit account related thereto, and any collateral, guarantees or other property (other than Inventory or Equipment) or claims supporting or securing payment by the obligor thereon of, or otherwise related to, or subject to leases giving rise to, any such receivables.
“Refinance” has the meaning specified in the definition of “Refinancing Indebtedness”.
“Refinanced Debt” has the meaning specified in Section 2.7(a).
“Refinancing Amendment” has the meaning specified in Section 2.7(f).
“Refinancing Closing Date” has the meaning specified in Section 2.7(d).
“Refinancing Commitments” has the meaning specified in Section 2.7(a).
“Refinancing Indebtedness” means with respect to any Indebtedness (the “Refinanced Indebtedness”), any other Indebtedness which extends, refinances, refunds, replaces or renews (collectively, “Refinance”) such Indebtedness; provided that (a) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Refinanced Indebtedness except by an amount equal to unpaid accrued interest and premium (including applicable prepayment or redemption penalties) thereof plus fees and expenses incurred in connection therewith plus an amount equal to any existing commitment unutilized and letters of credit undrawn thereunder, (b) any Liens securing such Refinancing Indebtedness do not (i) attach to any property of any Obligor that did not secure the Refinanced Indebtedness and (ii) have the same (or junior) priority relative to the Agent’s Liens as the Liens securing the Refinanced Indebtedness, (c) such Refinancing Indebtedness shall not have a shorter maturity than the earlier of (i) the maturity of the Refinanced Indebtedness or (ii) the Maturity Date, and (d) if the Refinanced Indebtedness is Subordinated Indebtedness, then the terms and conditions of the Refinancing Indebtedness shall include subordination terms and conditions that are no less favorable to the Lenders in all material respects as those that were applicable to the Refinanced Indebtedness.
“Refinancing Lenders” has the meaning specified in Section 2.7(c).
“Refinancing Loan” has the meaning specified in Section 2.7(b).
“Refinancing Loan Request” has the meaning specified in Section 2.7(a).
“Refinancing Revolving Commitments” has the meaning specified in Section 2.7(a).
“Refinancing Revolving Lender” has the meaning specified in Section 2.7(c).
“Refinancing Revolving Loan” has the meaning specified in Section 2.7(b).
“Refinancing Term Commitments” has the meaning specified in Section 2.7(a).
“Refinancing Term Lender” has the meaning specified in Section 2.7(c).

“Refinancing Term Loan” has the meaning specified in Section 2.7(b).
“Register” has the meaning specified in Section 13.21.
“Related Parties” means with respect to any Person, such Person’s Affiliates and the partners, officers, directors, trustees, employees, shareholders, members, attorneys and other advisors, agents and controlling persons of such Person and of such Person’s Affiliates and “Related Party” shall mean any of them (other than, in each case, the Company and its Subsidiaries and any of its controlling shareholders).
“Release” means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.
“Relinquished Property” has the meaning specified in the definition of “Like-Kind Exchange”.
“Rental Equipment” means tangible personal property which is offered for sale or rent (or offered for sale as used equipment) by an Obligor in the ordinary course of its business or used in the business of the Obligors and their Subsidiaries and included in fixed assets in the consolidated accounts of the Company, including Inventory that the Company currently describes as “rental equipment” in such consolidated accounts, but excluding any Spare Parts and Merchandise.
“Rent Reserves” means such reserves as may be established from time to time by the Agent in its Reasonable Credit Judgment with respect to leased locations or bailees of the Secured Obligors where Eligible Rental Equipment, Eligible Service Vehicles or Eligible Spare Parts and Merchandise is located to the extent the Agent has not received a Collateral Access Agreement from the lessor or bailee at any such location; provided that such reserves (i) for any location shall not exceed two months’ rent at such location and (ii) will not be established during a period of 90 days following the Closing Date (or such later date as shall be agreed to by the Agent in its sole discretion).
“Replacement Property” has the meaning specified in the definition of “Like-Kind Exchange”.
“Report” and “Reports” each has the meaning specified in Section 13.18(a).
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.
“Required Lenders” means, at any time, Lenders having Revolving Credit Commitments representing at least 50.1% of the aggregate Revolving Credit Commitments at such time (excluding the Revolving Credit Commitment of any Lender that is a Defaulting Lender); provided that if the Revolving Credit Commitments have been terminated, the term “Required Lenders” means Lenders holding Revolving Loans (including Swingline Loans) representing at least 50.1% of the aggregate principal amount of Revolving Loans (including Swingline Loans) outstanding at such time (excluding Revolving Loans of any Lender that is a Defaulting Lender).
“Requirement of Law” means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.
“Rescindable Amount” has the meaning specified in Section 4.6(d).
“Reserves” means reserves that limit the availability of credit hereunder, consisting of reserves against Excess Availability, Eligible Accounts, Eligible Rental Equipment, Eligible Spare Parts and Merchandise, Eligible Service Vehicles or Eligible Unbilled Accounts, including (a) Bank Product Reserves, (b) Rent Reserves, (c) warehousemen’s and bailees’ charges, (d) Priority Payable Reserves and (e) Availability Reserves, established, in the case of reserves other than Pari Passu Debt Reserves and Waterfall Priority Hedge Agreement Reserves, by the Agent from time to time in the Agent’s Reasonable Credit Judgment in accordance with Section 2.9 and, in the case of Pari Passu Debt Reserves and Waterfall Priority Hedge Agreement Reserves, in accordance with such definitions.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means the president, any vice president, chief executive officer, chief financial officer, secretary, assistant secretary, treasurer, assistant treasurer, legal counsel, or any other executive or financial officer of the Company or any other Obligor, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the president, chief financial officer or treasurer of the Company, or any other officer having substantially the same authority and responsibility.
“Restricted Subsidiary” means any Subsidiary of the Company that is not an Unrestricted Subsidiary.
“Revolving Credit Commitments” means, at any date for any Lender, the U.S. Facility Commitment of such Lender and the Multicurrency Facility Commitment of such Lender, which shall not exceed the aggregate principal amount set forth on Schedule 1.1 under the heading “Revolving Credit Commitment” or on the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance; and “Revolving Credit Commitments” means the aggregate principal amount of the Revolving Credit Commitments of all Lenders.
“Revolving Credit Lender” means a Lender with a Revolving Credit Commitment or an outstanding Revolving Loan.

“Revolving Loans” means the U.S. Revolving Loans and the Multicurrency Revolving Loans, as the context requires.
“S&P” means S&P Global Ratings, or any successor thereto.
“Sale and Leaseback Transaction” means any arrangement with any Person providing for the leasing by the Company or any of its Subsidiaries of real or personal property that has been or is to be sold or transferred by the Company or any such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary.
“Sanctioned Country” means a country, region or territory that is, or whose government is, the subject of economic or other sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC), the U.S. Department of State, other relevant sanctions authority of the United States, the Government of Canada, the United Nations Security Council, the European Union or any member state thereof in which an Obligor or any of its Subsidiaries is organized or conducts business, or Her Majesty’s Treasury of the United Kingdom under any Sanctions Law (at the time of the Amendment No. 1 Effective Date, including, but not limited to, Crimea, Cuba, Iran, North Korea, Syria and the Ukrainian territories under Russian control).
“Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC) or any similar list maintained by U.S. Department of State, other relevant sanctions authority of the United States or Canada, the United Nations Security Council, the European Union or any member state thereof or Her Majesty’s Treasury of the United Kingdom, (b) Person that is specifically targeted by any other relevant sanctions authority of a jurisdiction in which an Obligor or any of its Subsidiaries is organized or conducts business, (c) a Person that is the target of any sanctions under any Sanctions Laws or (d) a Person controlled by any such Person set forth in clauses (a) through (c) above.
“Sanctions Laws” means, individually and collectively, any and all laws relating to anti-terrorism, economic, financial or other sanctions, other trade sanctions programs and embargoes, import/export licensing, and any regulation, order, or directive promulgated, issued, administered or enforced pursuant to such Laws, including any law administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC), U.S. Department of State, other relevant sanctions authority of the United States or Canada, the United Nations Security Council, the European Union or any member state thereof in which an Obligor or any of its Subsidiaries is organized or conducts business or Her Majesty’s Treasury of the United Kingdom or such other relevant sanctions authority.
“Scheduled Unavailability Date” has the meaning specified in Section 5.7(a)(ii).
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Currency” has the meaning specified in Section 14.20.
“Section 2.6 Additional Amendment” has the meaning specified in Section 2.6(c).
“Secured Obligors” means, collectively, the U.S. Borrowers, the Canadian Borrowers, the U.S. Guarantors and the Canadian Guarantors.
“Secured Parties” means, collectively, the Agent, each Lender, each affiliate or branch of any Lender that makes Loans pursuant to Section 2.2(c), each Bank, each Letter of Credit Issuer, the Indemnified Persons and each Lender Counterparty who is owed Designated Bank Products Obligations.
“Securitization Transaction” means any Equipment Securitization Transaction or Receivables Securitization Transaction.
“Security Documents” means the U.S. Security Documents and the Canadian Security Documents.
“Senior Note Indenture” means that certain Indenture dated as of July 9, 2019 among the Company, certain of its subsidiaries named therein and Wells Fargo Bank, National Association, as Trustee, as amended, modified and supplemented from time to time prior to the date hereof.
“Senior Notes” means the Senior Notes due 2027 issued by the Company pursuant to the Senior Note Indenture.
“Senior Secured Indebtedness Leverage Ratio” means, on any date of determination, a ratio (i) the numerator of which is the aggregate principal amount (or accreted value, as the case may be) of Indebtedness that is secured by a Lien of the Company and its Restricted Subsidiaries on a consolidated basis outstanding on such date, less the amount of cash, Cash Equivalents, Investment Grade Securities and Temporary Cash Investments that would be stated on the consolidated balance sheet of the Company and held by the Company or its Restricted Subsidiaries, as determined in accordance with GAAP, as of the date of determination, and (ii) the denominator of which is the Consolidated EBITDA for the most recent period of four consecutive Fiscal Quarters for which financial information in respect thereof is available, in each case calculated on a pro forma basis.
“Separation Agreement” means the Separation and Distribution Agreement, dated as of June 30, 2016, between Hertz Global Holdings, Inc. and the Company, as amended, supplemented, waived or otherwise modified from time to time.
“Service Vehicles” means all Vehicles, owned by the Company or a Subsidiary of the Company that are classified as “plant, property and equipment” in the consolidated financial statements of the Company that are not rented or offered for rental by the Company or any of its Subsidiaries, including any such Vehicles being held for sale.
“Settlement” and “Settlement Date” have the meanings specified in Section 13.15(a)(i).

“Significant Subsidiary” means any Restricted Subsidiary that would be a significant subsidiary of the Company as determined in accordance with the definition in Rule 1-02(w) of Article 1 of Regulation S-X promulgated by the SEC and as in effect on the Agreement Date.
“SOFR” means the secured overnight financing rate as administered by FRBNY (or a successor administrator).
“SOFR Adjustment” means (a) with respect to Daily Simple SOFR, 0.10%, (b) with respect to Daily One Month SOFR, 0.10%, and (c) with respect to Term SOFR, 0.10% for all Interest Periods.
“Solvent” or “Solvency” means, when used with respect to any Person, that at the time of determination:
(a)the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities);
(b)the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured;
(c)it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and
(d)it has capital sufficient to carry on its business as conducted and as proposed to be conducted.
For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Spare Parts and Merchandise” means (a) any and all spare parts, instruments, appurtenances, accessories, modules, components, apparatus and assemblies and any and all expendable or repairable parts and equipment of whatever nature that are now or hereafter maintained for installation or use or usable by or on behalf of an Obligor in connection with Equipment or other equipment or any appliance useable thereon or related thereto, and any and all substitutions for any of the foregoing and replacement thereto and (y) goods held for sale, lease or use by any Obligor (in each case including any property noted on any Obligor’s books and records as tires, small equipment, power tools, spare parts or supplies and merchandise but in each case excluding, for the avoidance of doubt, Eligible Rental Equipment and Eligible Service Vehicles).
“Special Purpose Vehicle” means any ES Special Purpose Vehicle or Receivables Entity.
“Specified Availability” means, as of any date of determination and without duplication, the sum of (a) Excess Availability, (b) Suppressed Availability (if positive) and (c) Specified Unrestricted Cash; provided that for the purpose of calculating Specified Availability, not more than 50% of any threshold or test based on Specified Availability may be satisfied with Suppressed

Availability. The Company shall use its commercially reasonable efforts to afford the Agent access to electronically monitor on a current basis any accounts referred to in clause (c); provided that so long as the Company uses its commercially reasonable efforts to provide such access, such access shall not be a condition to whether amounts in such accounts are considered part of Specified Availability.
“Specified Default” means any Event of Default pursuant to paragraphs (a), (e), (f), (g) or (h) of Section 10.1, any material misrepresentation of the Borrowing Base in a Borrowing Base Certificate, the failure to deliver a Borrowing Base Certificate in a timely manner in accordance with Section 7.4(a), the failure of the Company or any Restricted Subsidiary to deliver financial statements within 30 days of when required pursuant to Section 7.2 or any Event of Default arising from a material breach of Section 7.17.
“Specified Existing Commitment” has the meaning specified in Section 2.6(a).
“Specified Transaction” means any (a) Investment, (b) sale or other disposition of assets (including any disposal, abandonment or discontinuance of operations) other than in the ordinary course of business, (c) incurrence, repayment or refinancing of Indebtedness, (d) Permitted Distribution, (e) designation or redesignation of an Unrestricted Subsidiary or Restricted Subsidiary, (f) provision of Incremental Revolving Commitment increases or (g) other event or transaction, in each case that by the terms of the Loan Documents requires pro forma compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a “pro forma basis.”
“Specified Unrestricted Cash” means Unrestricted Cash of any Obligor in deposit accounts (other than an account referred to in clause (a), (b) or (c) of the definition of “Material Account”) maintained with Agent, Lender or another depository institution reasonably acceptable to Agent, in each case, subject to a first priority security interest of Agent pursuant to a control agreement in favor of Agent; provided that, without limiting any other rights of Agent to information, Agent shall receive reasonable evidence of amounts of Unrestricted Cash at such times and from time to time as it may reasonably require at any time when Excess Availability is less than 15% of the Maximum Revolver Amount or an Event of Default has occurred and is continuing.
“Standard Securitization Undertakings” means representations, warranties, covenants, indemnities, guarantees of performance and (subject to clause (y) of the proviso below) other agreements and undertakings entered into or provided by the Company or any of its Restricted Subsidiaries that the Company determines in good faith are customary or otherwise necessary or advisable in connection with any Securitization Transaction or a Franchise Financing Disposition; provided that (x) it is understood that Standard Securitization Undertakings may consist of or include (i) reimbursement and other obligations in respect of notes, letters of credit, surety bonds and similar instruments provided for credit enhancement purposes or (ii) hedging obligations, or other obligations relating to interest rate or other Hedge Agreements entered into by the Company or any Restricted Subsidiary, in respect of any Securitization Transaction or a Franchise Financing Disposition, and (y) subject to the preceding clause (x), any such other agreements and undertakings shall not include any guarantee obligations in respect of Indebtedness of a Special Purpose Vehicle by the Company or a Restricted Subsidiary that is not a Special Purpose Vehicle.

“Subordinated Indebtedness” means any Indebtedness expressly subordinated in writing to, or required under the Loan Documents to be subordinated to, any Indebtedness under the Loan Documents, except any Indebtedness that is subject to Lien subordination but not payment subordination.
“Subsidiary” of a Person means any corporation, association, partnership, limited liability company, unlimited liability company, joint venture or other business entity of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a “Subsidiary” refer to a Subsidiary of the Company.
“Successor Rate” has the meaning specified in Section 5.7.
“Supermajority Lenders” means, at any time, Lenders having Revolving Credit Commitments representing at least 66% of the aggregate Revolving Credit Commitments at such time (excluding the Revolving Credit Commitment of any Lender that is a Defaulting Lender); provided that if the Revolving Credit Commitments have been terminated, the term “Supermajority Lenders” means Lenders holding Revolving Loans (including Swingline Loans) representing at least 66% of the aggregate principal amount of Revolving Loans (including Swingline Loans) outstanding at such time (excluding Revolving Loans of any Lender that is a Defaulting Lender).
“Supporting Letter of Credit” has the meaning specified in Section 2.4(g).
“Suppressed Availability” means, if a positive number, (a) the amount of the Combined Borrowing Base minus (b) the Maximum Revolver Amount.
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Swingline Lender” means the U.S. Swingline Lender or the Multicurrency Canadian Swingline Lender, as the context requires.
“Swingline Loan” and “Swingline Loans” means the collective reference to the U.S. Swingline Loan or U.S. Multicurrency Swingline Loans, the Multicurrency Canadian Swingline Loan or the Multicurrency Canadian Swingline Loans, in each case as the context requires.
“Tax Matters Agreement” means the Tax Matters Agreement, dated as of June 30, 2016, by and among the Company, Hertz Global Holdings, Inc., Herc Rentals and The Hertz Corporation.
“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority and all liabilities (including interest, penalties and additions to tax) with respect thereto.

“Temporary Cash Investments” means any of the following: (a) any investment in (x) direct obligations of the United States of America, Canada, a member state of the European Union (in the case of any such member state, to the extent rated at least A-2 by S&P or at least P-2 by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization)) or any country in whose currency funds are being held pending their application in the making of an investment or capital expenditure by the Company or a Restricted Subsidiary in that country or with such funds, or any agency or instrumentality of any thereof or obligations Guaranteed by the United States of America, Canada or a member state of the European Union (in the case of any such member state, to the extent rated at least A-2 by S&P or at least P-2 by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization)) or any country in whose currency funds are being held pending their application in the making of an investment or capital expenditure by the Company or a Restricted Subsidiary in that country or with such funds, or any agency or instrumentality of any of the foregoing, or obligations guaranteed by any of the foregoing or (y) direct obligations of any foreign country recognized by the United States of America rated at least “A” by S&P or “A-1” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (b) overnight bank deposits, and investments in time deposit accounts, certificates of deposit, bankers’ acceptances and money market deposits (or, with respect to foreign banks, similar instruments) maturing not more than one year after the date of acquisition thereof issued by (x) any bank or other institutional lender under a Credit Facility or any affiliate thereof or (y) a bank or trust company that is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital and surplus aggregating in excess of $250,000,000 (or the foreign currency equivalent thereof), (c) repurchase obligations with a term of not more than 30 days for underlying securities or instruments of the types described in clause (a) or (b) above entered into with a bank meeting the qualifications described in clause (b) above, (d) Investments in commercial paper, maturing not more than 270 days after the date of acquisition, issued by a Person (other than that of the Company or any of its Subsidiaries), with a rating at the time as of which any Investment therein is made of “P-2” (or higher) according to Moody’s or “A-2” (or higher) according to S&P (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (e) Investments in securities maturing not more than one year after the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least “A-2” by S&P or “P-2” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (f) Indebtedness or preferred stock (other than of the Company or any of its Subsidiaries) having a rating of “A” or higher by S&P or “A2” or higher by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (g) investment funds investing 95% of their assets in securities of the type described in clauses (a) and (e) above (which funds may also hold reasonable amounts of cash pending investment and/or distribution), (h) any money market deposit accounts issued or offered by a domestic commercial bank or a commercial bank organized and located in a country recognized by the United States of America, in each case, having capital and surplus in excess of $250,000,000 (or the foreign currency equivalent thereof), or investments in money market funds subject to the risk limiting conditions of Rule 2a-7 (or any successor rule) of the Securities and Exchange Commission under the Investment Company Act, and (i) similar investments approved by the Board of Directors in the ordinary course of business. For the avoidance of doubt, for purposes of this definition and the definitions of “Cash Equivalents” and “Investment Grade Rating,” rating identifiers, watches and outlooks will be disregarded in determining whether any obligations satisfy the rating requirement therein.
“Termination Date” means the earliest to occur of (a) the Maturity Date, (b) the date the Commitments are terminated either by the Borrowers pursuant to Section 4.3 or by the Required Lenders pursuant to Section 10.2, and (c) the date this Agreement is otherwise terminated pursuant to the terms of this Agreement.
“Term CORRA” means for any Term CORRA Interest Period relating to a Loan denominated in Canadian dollars, (a) the rate per annum equal to the forward-looking term rate based on CORRA, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Agent from time to time) (in such case, the “Term CORRA Screen Rate”) on the day that is two (2) Business Days prior to such Term CORRA Interest Period with a term equivalent to such Term CORRA Interest Period plus (b) the Term CORRA Adjustment for such Term CORRA Interest Period; provided, that, if Term CORRA shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Term CORRA Activation Date” means the date on which the Agent has notified (the “Term CORRA Activation Notice”) the Borrowers’ Agent that Lenders have obtained the requisite license, and have the operational ability, to make Loans bearing interest at the Term CORRA Rate (such license and operational ability, “Term CORRA Capability”). Any Lender that does not have the Term CORRA Capability on or prior to the Amendment No. 2 Effective Date (or prior to the execution and delivery of the Assignment and Acceptance if the relevant Lender was not party to this Agreement as of the Amendment No. 2 Effective Date) shall be required to notify the Agent that it has obtained such Term CORRA Capability within three (3) Business Days of obtaining such Term CORRA Capability. For the avoidance of doubt, the Agent shall not deliver the Term CORRA Activation Notice until it has received confirmation from all Lenders that they have the Term CORRA Capability.
“Term CORRA Activation Notice” has the meaning specified in the definition of “Term CORRA Activation Date”.
“Term CORRA Adjustment” means (a) 0.29547% (29.547 basis points) for an Interest Period of one-month’s duration and (b) 0.32138% (32.138 basis points) for an Interest Period of three-months’ duration.
“Term CORRA Capability” has the meaning specified in the definition of “Term CORRA Activation Date”.

“Term CORRA Interest Payment Date” means, with respect to a Term CORA Loan, (a) the last day of each Interest Period applicable to such Term CORRA Loan; provided, that if a Term CORRA Interest Period for a Term CORRA Loan exceeds three months, the respective dates that fall every three months after the beginning of such Term CORRA Interest Period shall also be Term CORRA Interest Payment Dates, and (b) the Termination Date.
“Term CORRA Interest Period” means, with respect to each Term CORRA Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a Term CORRA Loan, and ending on (a) the date one or three months thereafter, or (b) any other date agreed to by all the Lenders making or holding such Loan, in each case, as selected by the applicable Canadian Borrower in its Notice of Borrowing or Notice of Continuation/Conversion; provided that:
(a)the initial Term CORRA Interest Period for any Borrowing of a Term CORRA Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Canadian Prime Rate Loans, as applicable) and each Term CORRA Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Term CORRA Interest Period expires;
(b)if any Term CORRA Interest Period of one month or longer relating to a Borrowing of a Term CORRA Loan begins on the last Business Day of a calendar month or begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Term CORRA Interest Period, such Term CORRA Interest Period shall end on the last Business Day of the calendar month at the end of such Term CORRA Interest Period;
(c)if any Term CORRA Interest Period would otherwise expire on a day that is not a Business Day, such Term CORRA Interest Period shall expire on the next succeeding Business Day; provided that if any Term CORRA Interest Period of one month or longer in respect of a Term CORRA Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Term CORRA Interest Period shall expire on the next preceding Business Day; and
(d)none of the Canadian Borrowers nor the Borrowers’ Agent shall be entitled to elect any Term CORRA Interest Period in respect of any Term CORRA Loan if such Term CORRA Interest Period would extend beyond the Maturity Date.
“Term CORRA Loan” means a Loan that bears interest based on Term CORRA.
“Term CORRA Scheduled Unavailability Date” has the meaning specified in Section 5.8(a)(ii).
“Term CORRA Screen Rate” has the meaning specified in the definition of “Term CORRA”.
“Term CORRA Successor Rate” has the meaning specified in Section 5.8.

“Term CORRA Successor Rate Conforming Changes” means, with respect to any proposed Term CORRA Successor Rate, any conforming changes to the definitions of Canadian Prime Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Agent, to reflect the adoption of such Term CORRA Successor Rate and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Term CORRA Successor Rate exists, in such other manner of administration as the Agent determines in consultation with the Borrowers’ Agent).
“Term SOFR” means (a) for any Interest Period relating to a Term SOFR Loan, a per annum rate equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to such Interest Period, with a term equivalent to such Interest Period (or if such rate is not published prior to 11:00 a.m. on the determination date, the applicable Term SOFR Screen Rate on the U.S. Government Securities Business Day immediately preceding such date), plus the SOFR Adjustment for such Interest Period; and (b) for any Interest Period relating to a Base Rate Loan on any day, a per annum rate equal to the Term SOFR Screen Rate with a term of one month commencing that day; provided, that in no event shall Term SOFR be less than zero.
“Term SOFR Interest Payment Date” means, with respect to a Term SOFR Loan, the Termination Date and the last day of each Interest Period applicable to such Loan and, with respect to each Interest Period of more than three months, each three-month anniversary of the commencement of such Interest Period for such Term SOFR Loan.
“Term SOFR Loan” means a Loan that bears interest based on clause (a) of the definition of Term SOFR.
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by Agent from time to time).
“Titled Goods” means vehicles and similar items that are (a) subject to certificate-of-title statutes or regulations under which a security interest in such items are perfected by an indication on the certificates of title of such items (in lieu of filing of financing statements under the UCC), (b) evidenced by certificates of ownership or other registration certificates issued or required to be issued under the laws of any jurisdiction or (c) “motor vehicles” for purposes of the PPSA.
“Trademarks” means all rights, title and interests in (and all related IP Ancillary Rights in) or relating to trademarks, trade names, corporate names, company names, business names, trade dress, fictitious business names, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith.
“Transaction Agreements” means, collectively, the Separation Agreement, the Tax Matters Agreement, the Employee Matters Agreement, the Intellectual Property Agreement and any other instruments, assignments, documents and agreements contemplated thereby and executed in connection therewith.
“Transactions” means, collectively, (a) the execution, delivery and performance by the Obligors of this Agreement and the other Loan Documents to which they are a party and the making of the borrowings hereunder and (b) the payment of related fees and expenses in connection with each of the foregoing.
“Transition Services Agreement” means the Transition Services Agreement, dated as of June 30, 2016, by and among the Company and Hertz Global Holdings, Inc., as amended, supplemented, waived or otherwise modified from time to time.
“Type” means any type of a Loan determined with respect to the interest option applicable thereto, which shall be a Term SOFR Loan, a Daily One Month SOFR Loan, a ~~BA Equivalent~~Term CORRA Loan, a Daily Simple CORRA Loan, a Base Rate Loan or a Canadian Prime Rate Loan.
“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unfunded Pension Liability” means (a) with respect to a Pension Plan that is not a Canadian DB Pension Plan, the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA or other applicable law, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code or other applicable laws for the applicable plan year or, (b) with respect to any Canadian DB Pension Plan, any unfunded liability or solvency deficiency as determined for the purposes of the PBA on a “wind-up basis” that is set out in the actuarial valuation report most recently filed with a Governmental Authority.
“Unrestricted Cash” means cash, Cash Equivalents and Temporary Cash Investments, other than (a) as disclosed in the consolidated financial statements of the Consolidated Parties as a line item on the balance sheet as “restricted cash” and (b) cash, Cash Equivalents and Temporary Cash Investments of any Subsidiary to the extent such cash, Cash Equivalents and Temporary Cash Investments are not permitted by applicable law or regulation or any agreement binding on the Company or any other Consolidated Party to be dividended, distributed or otherwise transferred to an Obligor.

“Unrestricted Subsidiary” means (a) Herc Receivables U.S. LLC, (b) any other Special Purpose Vehicle, (c) any Subsidiary of the Company (other than a Borrower) designated by the Borrowers’ Agent as an Unrestricted Subsidiary hereunder by written notice to the Agent and (d) any Subsidiary of an Unrestricted Subsidiary; provided that the Borrowers’ Agent shall only be permitted to designate a new Unrestricted Subsidiary pursuant to clause (c) above after the Closing Date if (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) such Unrestricted Subsidiary is capitalized (to the extent capitalized by the Company or any of the Subsidiaries) through Investments as permitted by, and in compliance with, Section 8.4, and any prior or concurrent Investments in such Subsidiary by the Company or any of its Restricted Subsidiaries shall be deemed to have been made under Section 8.4, (iii) without duplication of clause (ii), any assets owned by such Unrestricted Subsidiary at the time of the initial designation thereof are treated as Investments pursuant to Section 8.4, (iv) at the time such Subsidiary is designated an Unrestricted Subsidiary, (x) the Ratio Debt Test, determined on a pro forma basis, is not less than 2.00:1.00 or (y) the Payment Conditions are satisfied, (v) after giving effect to such designation, no Out-of-Formula Condition exists, (vi) such Unrestricted Subsidiary does not at any time own any Material Intellectual Property (whether at the time of designation or at any time thereafter) and (vii) such Subsidiary is an Unrestricted Subsidiary under the Senior Note Indenture and any other indenture, loan agreement or similar instrument in each case evidencing or governing Indebtedness in an outstanding principal amount in excess of $250,000,000 entered into or assumed by the Company after the Agreement Date; provided, further, that at the time of such designation, (x) the aggregate total assets of all Unrestricted Subsidiaries shall not exceed 10% of the total assets of the Company and its Subsidiaries as at such date and (y) the aggregate total revenues of all Unrestricted Subsidiaries shall not exceed 10% of the total revenues of the Company and its Subsidiaries for the four consecutive Fiscal Quarter period most recently ended for which financial statements are available.  The Borrowers’ Agent may designate any Unrestricted Subsidiary to be a Restricted Subsidiary for purposes of this Agreement at any time; provided that (A) such Unrestricted Subsidiary, after giving effect to such designation, shall be a Wholly Owned Subsidiary of the Company and (B) no Default or Event of Default shall have occurred and be continuing or would result therefrom.  Each Unrestricted Subsidiary as of the Closing Date shall be set forth in Schedule 1.4.  The redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary will be deemed to be an incurrence at the time of such designation of Indebtedness of such Unrestricted Subsidiary and the Liens on the assets of such Unrestricted Subsidiary, in each case outstanding on the date of such redesignation.
“Unused Letter of Credit Subfacility” means an amount equal to the Letter of Credit Subfacility minus the Equivalent Amount in Dollars of the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.
“Unused Line Fee” has the meaning specified in Section 3.5.
“U.S. Bank” means Bank of America, N.A., a national banking association, or any successor entity thereto.
“U.S. Borrowers” has the meaning specified in the introductory paragraph to this Agreement.

“U.S. Borrowing Base” means, at any time, an amount in Dollars equal to:
(a)the sum of
(i)90% of the amount of Eligible U.S. Accounts owing from Account Debtors which have an Investment Grade Rating; plus
(ii)85% of the amount of Eligible U.S. Accounts owing from Account Debtors which do not have an Investment Grade Rating; plus
(iii)75% of the amount of Eligible Unbilled U.S. Accounts (not to exceed 50% of the aggregate amount calculated under clauses (i) and (ii) above); plus
(iv)the lesser of: (A) 100% multiplied by the then Net Book Value of Eligible U.S. Rental Equipment and Eligible U.S. Service Vehicles, and (B) 85% multiplied by the then extant Net Orderly Liquidation Value Percentage of Eligible U.S. Rental Equipment and Eligible U.S. Service Vehicles multiplied by the Net Book Value thereof; plus
(v)55% multiplied by the then Net Book Value of Eligible U.S. Spare Parts and Merchandise; minus
(b)the sum of (i) the amount of Pari Passu Debt Reserves with respect to Indebtedness of the U.S. Obligors; plus (ii) the amount of all other Reserves related to U.S. Obligors from time to time established by the Agent in accordance with Section 2.9 or in accordance with the definition of “Waterfall Priority Hedge Agreement Reserve”.
“U.S. Collateral” means all of the U.S. Obligors’ personal property from time to time subject to the Agent’s Liens securing payment or performance of any Obligations pursuant to the U.S. Security Documents, other than Excluded Assets (as defined in the U.S. GCA).
“U.S. Credit Facilities” means the revolving credit, swingline facilities and letter of credit facilities provided for by this Agreement provided to the U.S. Borrowers pursuant to Section 2 hereof.
“U.S. Excess Availability” means, at any time, (a) the lesser of (i) the Maximum U.S. Revolver Amount and (ii) the amount equal to (A) the Combined Borrowing Base, minus (B) the Aggregate Multicurrency Revolver Outstandings, minus (b) the Aggregate U.S. Revolver Outstandings, in each case at such time.
“U.S. Facility Commitment” means, at any date for any Lender, the obligation of such Lender to make U.S. Revolving Loans and to purchase participations in U.S. Facility Letters of Credit and U.S. Swingline Loans pursuant to the terms and conditions of this Agreement, which shall not exceed the aggregate principal amount set forth on Schedule 1.1 under the heading “U.S. Facility Commitment” or on the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance; and “U.S. Facility Commitments” means the aggregate principal amount of the U.S. Facility Commitments of all Lenders. The initial aggregate amount of the U.S. Facility Lenders’ U.S. Facility Commitments is $3,150,000,000.
“U.S. Facility Lenders” means each Lender that has a U.S. Facility Commitment (or an Affiliate or branch of any such Person that is acting on behalf of such Person, in which case the term “U.S. Facility Lenders” shall include any such Affiliate or branch with respect to the U.S. Revolving Loans made by such Affiliate or branch) as having a U.S. Facility Commitment and any other Person that shall acquire a U.S. Facility Commitment, other than any such Person that ceases to be a U.S. Facility Lender pursuant to an Assignment and Acceptance.
“U.S. Facility Letter of Credit” has the meaning specified in Section 2.4(a). U.S. Facility Letters of Credit shall be denominated in Dollars.
“U.S. GCA” means the U.S. Guarantee and Collateral Agreement, dated as of the Agreement Date, from the U.S. Obligors in favor of the Agent for the benefit of the Secured Parties.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Guarantors” means (a) each Domestic Subsidiary, whether now existing or hereafter created or acquired (other than any Subsidiary that is an Excluded Subsidiary or Subsidiary of a Foreign Subsidiary, unless the Company otherwise determines), and (b) each other Person who guarantees payment or performance in whole or in part of the U.S. Obligations. The U.S. Guarantors as of the Agreement Date include the Canadian Guarantors and are set forth on Schedule 1.2A under the heading “U.S. Guarantors”.
“U.S. Intellectual Property Security Agreement” means the Intellectual Property Security Agreement, dated as of the Agreement Date, among the U.S. Obligors for the benefit of the Secured Parties.
“U.S. Intellectual Property Security Agreement Supplement” means the Supplement to the U.S. Intellectual Property Security Agreement, dated as of the Agreement Date, among the U.S. Obligors for the benefit of the Secured Parties.
“U.S. Letter of Credit Subfacility” means the Letter of Credit Subfacility minus the Equivalent Amount in Dollars of the sum of (a) the aggregate undrawn amount of all outstanding Multicurrency Facility Letters of Credit issued for the account of any Canadian Borrower or U.S. Borrower plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Multicurrency Facility Letters of Credit issued for the account of any Canadian Borrower or U.S. Borrower.
“U.S. Obligations” means, with respect to the Indebtedness of the U.S. Obligors under the Loan Documents, any principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to any U.S. Obligor whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, Guarantees of such Indebtedness (or of Obligations in respect thereof), other monetary obligations of any U.S. Obligor of any nature and all other amounts payable by any U.S. Obligor under the Loan Documents or in respect thereof, excluding in each case Excluded Swap Obligations; provided that “U.S. Obligations” shall in any event include Designated Bank Products Obligations of any U.S. Obligor guaranteed by the U.S. Obligors and any Canadian Obligations guaranteed by the U.S. Obligors (in each case, to the extent such Obligations are not Excluded Swap Obligations).
“U.S. Obligors” means the U.S. Borrowers and the U.S. Guarantors.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“U.S. Rental Equipment” means the Rental Equipment owned by the U.S. Obligors.
“U.S. Revolving Loans” means the revolving loans made to the U.S. Borrowers pursuant to Section 2.1(a) under the U.S. Credit Facilities, or any amendment to this Agreement entered into pursuant to Section 2.5, 2.6 or 2.7, each Agent Advance made to a U.S. Borrower and each U.S. Swingline Loan under the U.S. Credit Facilities.
“U.S. Security Documents” means, collectively, (a) the U.S. GCA, (b) any security agreement executed and delivered after the Agreement Date by a Person that is or becomes a U.S. Obligor hereunder in accordance with Section 7.16, (c) the U.S. Intellectual Property Security Agreement, and (d) any Control Agreement or other agreements, instruments and documents heretofore, now or hereafter securing any of the U.S. Obligations.
“U.S. Swingline Commitment” means the commitment of the U.S. Bank to make loans to U.S. Borrowers pursuant to Section 2.3(c).
“U.S. Swingline Lender” means the U.S. Bank or any successor financial institution agreed to by the Agent, in its capacity as provider of U.S. Swingline Loans.
“U.S. Swingline Loan” and “U.S. Swingline Loans” have the meanings specified in Section 2.3(a).
“U.S. Swingline Sublimit” has the meaning specified in Section 2.3(a).
“U.S. Tax Compliance Certificate” has the meaning specified in Section 5.1(f)(ii).
“U.S. Unused Letter of Credit Subfacility” means an amount equal to the U.S. Letter of Credit Subfacility minus the amount in Dollars of the sum of (a) the aggregate undrawn amount of all outstanding U.S. Facility Letters of Credit issued for the account of any U.S. Borrower plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all U.S. Facility Letters of Credit issued for the account of any U.S. Borrower.

“Vehicles” means vehicles owned or operated by, or leased or rented to or by, the Company or any of its Subsidiaries, including automobiles, trucks, tractors, trailers, vans, sport utility vehicles, buses, campers, motor homes, motorcycles and other motor vehicles.
“Voting Stock” means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).
“Waterfall Priority Hedge Agreement” means a Hedge Agreement constituting a Bank Product entered into with any Borrower or a Restricted Subsidiary for which the Agent has received a Waterfall Priority Hedge Agreement Reserve Notice that remains in effect; provided that such Hedge Agreement shall constitute a Waterfall Priority Hedge Agreement only to the extent of the Waterfall Priority Hedge Agreement Reserve therefor.
“Waterfall Priority Hedge Agreement Reserve” means, with respect to a Waterfall Priority Hedge Agreement, a reserve in an amount equal to the maximum Designated Bank Products Obligations in respect thereof set forth in the Waterfall Priority Hedge Agreement Reserve Notice therefor (as updated from time to time in accordance with the definition thereof) received by the Agent.
“Waterfall Priority Hedge Agreement Reserve Notice” means, with respect to a Hedge Agreement constituting a Bank Product entered into with a Borrower or any other Restricted Subsidiary, a written notice by the applicable Lender Counterparty and the Borrowers’ Agent to the Agent, in form and substance reasonably satisfactory to the Agent, delivered to the Agent within 10 Business Days (or such later date as shall be agreed to by the Agent in its sole discretion) after the later of the Closing Date and the date of creation of such Hedge Agreement that (a) describes such Hedge Agreement in reasonable detail (including the date and parties to such Hedge Agreement) and (b) sets forth the maximum Designated Bank Products Obligations in respect of such Hedge Agreement to be secured as a Waterfall Priority Hedge Agreement by the applicable Collateral, as such notice may be updated from time to time (not more often than once per calendar month except to permanently revoke such notice), pursuant to a writing, in form and substance reasonably satisfactory to the Agent, by the provider of such Hedge Agreement and the Borrowers’ Agent received by the Agent, to increase or decrease (including to zero) the maximum Designated Bank Products Obligations in respect of such Hedge Agreement to be secured by the applicable Collateral.
“Wholly Owned Subsidiary” means, with respect to any Person, a Subsidiary of such Person, all of the Capital Stock of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned by such Person or another Wholly Owned Subsidiary of such Person.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the

United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
1.2.Accounting Terms.
(a)Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations in this Agreement shall be computed, unless otherwise specifically provided therein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.
(b)If at any time any change in GAAP or the application thereof would affect the computation or interpretation of any financial ratio, basket, requirement or other provision set forth in any Loan Document, and either the Borrowers’ Agent or the Required Lenders shall so request, the Agent and the Borrowers’ Agent shall negotiate in good faith to amend such ratio, basket, requirement or other provision to preserve the original intent thereof in light of such change in GAAP or the application thereof (and the Lenders hereby irrevocably authorize the Agent to enter into any such amendment); provided that until so amended, (i)(x) such ratio, basket, requirement or other provision shall continue to be computed or interpreted in accordance with GAAP or the application thereof prior to such change therein and (y) upon request by the Agent, the Borrowers’ Agent shall provide to the Agent and the Lenders a written reconciliation between calculations of such ratio, basket, requirement or other provision made before and after giving effect to such change in GAAP or the application thereof or (ii) the Borrowers’ Agent may elect to fix GAAP (for purposes of such ratio, basket, requirement or other provision) as of another later date notified in writing to the Agent from time to time.
(c)Notwithstanding anything to the contrary contained in paragraph (a) above or in the definition of “Finance Lease”, unless the Borrower’s Agent elects otherwise, all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases (and not be treated as financing or capital lease obligations or Indebtedness) for purposes of all financial definitions, calculations and deliverables under this Agreement or any other Loan Document (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU or any other change in accounting treatment or otherwise (on a prospective or retroactive basis or otherwise) to be treated as or to be recharacterized as financing or capital lease obligations or otherwise accounted for as liabilities in financial statements.
1.3.Interpretive Provisions.

(a)The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(b)The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.
(c)The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.
(d)The term “including” is not limiting and means “including without limitation.”
(e)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”
(f)The word “or” is not exclusive.
(g)Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual documents shall be deemed to include all subsequent amendments, supplements and other modifications thereto, but only to the extent such amendments, supplements and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.
(h)The captions and headings of this Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of this Agreement.
(i)This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.
(j)This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrowers, the Guarantors and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent’s or Lenders’ involvement in their preparation.
(k)For purposes of any Collateral located in the Province of Québec or charged by any deed of hypothec (or any other Loan Document) and for all other purposes pursuant to which the interpretation or construction of a Loan Document may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (i) “personal property” shall be deemed to include “movable property”, (ii) “real property” shall be deemed to include “immovable property”, (iii) “tangible property” shall be deemed to include “corporeal property”, (iv) “intangible property” shall be deemed to include “incorporeal property”, (v) “security interest”, “mortgage” and “lien” shall be deemed to include a “hypothec,” “prior claim” and a

“resolutory clause”, (vi) all references to filing, registering or recording under the UCC or the PPSA shall be deemed to include publication under the Civil Code of Québec, (vii) all references to “perfection” of or “perfected” Liens shall be deemed to include a reference to the “opposability” of such Liens to third parties, (viii) any “right of offset”, “right of setoff” or similar expression shall be deemed to include a “right of compensation”, (ix) “goods” shall be deemed to include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (x) an “agent” shall be deemed to include a “mandatary”, (xi) “construction liens” shall be deemed to include “legal hypothecs”, (xii) “joint and several” shall be deemed to include “solidary”, (xiii) “gross negligence or wilful misconduct” shall be deemed to be “intentional or gross fault”, (xiv) “beneficial ownership” shall be deemed to include “ownership on behalf of another as mandatary”, (xv) “easement” shall be deemed to include “servitude”, (xvi) “priority” shall be deemed to include “prior claim”, (xvii) “survey” shall be deemed to include “certificate of location and plan”, (xviii) “fee simple title” shall be deemed to include “absolute ownership”, and (xix) “foreclosure” shall be deemed to include “the exercise of a hypothecary right”.
(l)In connection with any action being taken in connection with a Limited Condition Acquisition, for purposes of determining compliance with any provision of this Agreement which requires that no Default, Event of Default or Specified Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Borrowers’ Agent, be deemed satisfied, so long as no Default, Event of Default or Specified Default, as applicable, exists on the date the definitive agreements for such Limited Condition Acquisition are entered into. For the avoidance of doubt, if the Borrowers’ Agent has exercised its option under the first sentence of this clause (l), and any Default or Event of Default occurs following the date the definitive agreements for the applicable Limited Condition Acquisition were entered into and prior to the consummation of such Limited Condition Acquisition, any such Default or Event of Default shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Acquisition is permitted hereunder.
(m)In connection with any action being taken in connection with a Limited Condition Acquisition, for purposes of:
(i)determining compliance with any provision of this Agreement which requires the calculation of the Fixed Charge Coverage Ratio; or
(ii)testing baskets set forth in this Agreement (including baskets measured as a percentage of Consolidated Tangible Assets), in each case, at the option of the Borrowers’ Agent (the Borrowers’ Agent’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”), and if, after giving pro forma effect to the Limited Condition Acquisition and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters ending prior to the LCA Test Date for which consolidated financial statements of the Consolidated Parties are available, the Borrowers’

Agent could have taken such action on the relevant LCA Test Date in compliance with such ratio or basket, such ratio or basket shall be deemed to have been complied with. For the avoidance of doubt, if the Borrowers’ Agent has made an LCA Election and any of the ratios or baskets for which compliance was determined or tested as of the LCA Test Date are exceeded as a result of fluctuations in any such ratio or basket, including due to fluctuations in Consolidated EBITDA or Consolidated Tangible Assets, at or prior to the consummation of the relevant transaction or action, such baskets or ratios will not be deemed to have been exceeded as a result of such fluctuations.
1.4.Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by class (e.g., a “Multicurrency Revolving Loan” or “U.S. Revolving Loan”) or by Type (e.g., a “Term SOFR Loan”) or by class and Type (e.g., a “Canadian Revolving ~~BA Equivalent~~Term CORRA Loan”). Borrowings also may be classified and referred to by class (e.g., a “Multicurrency Revolving Borrowing” or “U.S. Revolving Borrowing”) or by Type (e.g., a “Term SOFR Borrowing”) or by class and Type (e.g., a “Canadian Revolving ~~BA Equivalent~~Term CORRA Borrowing”).
1.5.Effectuation of Transactions. Each of the representations and warranties of the Company and the other Obligors contained in this Agreement (and all corresponding definitions) are made after giving effect to the Transactions (or such portion thereof as shall be consummated as of the date of the applicable representation or warranty), unless the context otherwise requires.
1.6.Currency.
(a)U.S. Revolving Loans shall be made and denominated in Dollars. U.S. Revolving Loans, interest thereon, and any Obligor’s payment obligations in respect thereof shall all be payable in Dollars.
(b)Multicurrency Revolving Loans shall be made and denominated in Dollars or Cdn. Dollars, as applicable. Multicurrency Revolving Loans, interest thereon, and any Obligor’s payment obligations in respect thereof expressly payable in Dollars or Cdn. Dollars shall all be payable in Dollars or Cdn. Dollars, as applicable.
(c)[Reserved]
(d)Any Obligor’s other payment obligations hereunder or under any other Loan Document expressly payable in Dollars, Cdn. Dollars, or any other Alternative Currency shall all be payable in Dollars, Cdn. Dollars, or such other Alternative Currency, as applicable. Any Obligor’s other payment obligations hereunder or under any other Loan Document not expressly payable in another currency shall all be payable in Dollars.
(e)Notwithstanding clauses (a), (b) and (d) above, for purposes of determining compliance with covenant and default limitations and other monetary thresholds, all fees and amounts payable hereunder and all calculations hereunder, including the amount of each Borrowing Base, the Combined Borrowing Base, the Excess Availability, the U.S. Excess Availability, the Multicurrency Excess Availability, the Aggregate U.S. Revolver Outstandings, the Aggregate Multicurrency Revolver Outstandings, the Maximum U.S. Revolver Amount, the Maximum

Multicurrency Revolver Amount, and each Lender’s Commitments as of any date shall all be calculated in Dollars or the Equivalent Amount in Dollars.
(f)Where the permissibility of a transaction or a representation, warranty or covenant depends upon compliance with, or is determined by reference to, amounts stated in Dollars, any amount stated in another currency shall be translated to the Equivalent Amount in Dollars at the applicable time of determination hereunder and the permissibility of actions taken by a Borrower or any Subsidiary hereunder shall not be affected by subsequent fluctuations in exchange rates. Further, if Indebtedness is incurred to refinance Indebtedness in a transaction otherwise permitted hereunder and such Refinanced Indebtedness is denominated in a currency that is different from the currency of the Indebtedness being incurred, such refinancing shall be deemed not to have exceeded the principal amount of the Refinanced Indebtedness so long as the principal amount of such Refinancing Indebtedness incurred does not exceed (i) the outstanding committed or principal amount (whichever is higher) of such Indebtedness being refinanced determined at the Equivalent Amount in Dollars as of the applicable date of determination plus (ii) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such refinancing.
1.7.Additional Alternative Currencies.
(a)The Borrowers’ Agent may, from time to time, request that a Loan to a Borrower be made and/or Letters of Credit be issued in a currency other than in Dollars; provided that such requested currency is a lawful currency that is readily available and freely transferable and convertible into Dollars. In the case of any such request (i) with respect to the making of Loans to a Borrower, such request shall be subject to the approval of the Agent and each Lender, and the approval of Agent, each Lender and Borrowers’ Agent on the alternative benchmark interest rate and related Applicable Margin to be used for such a Loan in such Alternative Currency and (ii) with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Agent and each Letter of Credit Issuer that will be required to issue Letters of Credit in such Alternative Currency.
(b)Any request with respect to an additional Alternative Currency shall be made to the Agent not later than 11:00 a.m., New York City time, 10 Business Days prior to the date of the desired Borrowing (or such other time or date as may be agreed by the Agent and, in the case of any such request with respect to Letters of Credit, each applicable Letter of Credit Issuer). The Agent shall promptly notify each Lender and each applicable Letter of Credit Issuer (in the case of any such request pertaining to Letters of Credit). Each Lender or each applicable Letter of Credit Issuer, as applicable, shall notify the Agent, not later than 11:00 a.m., New York City time, 10 Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Loans to a Borrower or the issuance of Letters of Credit, as applicable, in such requested currency.
(c)Any failure by a Lender or a Letter of Credit Issuer, as applicable, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal of such Lender or such Letter of Credit Issuer, as applicable, to permit Loans to be made to a Borrower or Letters of Credit to be issued in such requested currency. If the Agent and the Lenders or the applicable Letter of Credit Issuer, as applicable, consent to making of Loans to a Borrower or the issuance of Letters of Credit in such requested currency, the Agent shall so notify the Borrowers’

Agent and such currency shall thereupon be deemed for all purposes to be an “Alternative Currency” hereunder for purposes of any Loans made to a Borrower or any Letters of Credit, as applicable. If the Agent shall fail to obtain consent to any request for an additional currency under this Section 1.7, the Agent shall promptly so notify the Borrowers’ Agent. Additionally, if at any time, any Lender(s) and/or any Letter of Credit Issuer(s) notify the Agent that they will no longer be able to extend Loans and/or issue Letters of Credit, as applicable, in an Alternative Currency approved pursuant to this Section 1.7, the Agent shall promptly notify the Borrowers’ Agent, and such Alternative Currency shall no longer be an “Alternative Currency” hereunder effective (i) in the case of any Loan or Letter of Credit to be made or issued after receipt of such notice, immediately after receipt thereof and (ii) otherwise, five Business Days after receipt of such notice.
(d)For the avoidance of doubt, any notice requirements applicable to Loans made to Borrowers or Letters of Credit in Alternative Currencies shall be substantially similar to those set forth in Sections 2.2 and 4.1(b) and Section 2.4 (with respect to Letters of Credit) or on such other terms as are mutually agreed by the Agent (and, in the case of any Letters of Credit, each applicable Letter of Credit Issuer) and the Borrowers’ Agent.
1.8.Pro Forma Calculations.
(a)Any financial ratio or test or compliance with any covenants determined by reference to Consolidated EBITDA, Consolidated Tangible Assets or any component definition thereof shall be calculated in a manner prescribed by this Section 1.8. In addition, whenever a financial ratio or test is to be calculated on a pro forma basis, the reference to the applicable period for purposes of calculating such financial ratio or test shall be deemed to be a reference to, and shall be based on, the most recently ended period for which the financial statements of the Consolidated Parties are available (as determined in good faith by the Company).
(b)For purposes of determining compliance with any provision of this Agreement, including the determination of any financial ratio or test, any Specified Transaction that has occurred (i) during the applicable period or (ii) subsequent to such period and prior to or simultaneously with the event for which the determination of any such ratio, test or compliance with covenants is being made shall be determined on a pro forma basis (including giving effect to those specified in accordance with the definitions of “Consolidated EBITDA” and “Consolidated Net Income” and any component definitions thereof) assuming that all such Specified Transactions (including such Specified Transaction for which such compliance is being determined) had occurred on the first day of the applicable period. If since the beginning of any applicable period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into an Obligor or any Restricted Subsidiary since the beginning of such period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.8, then for purposes of determining compliance with any provision of this Agreement, including the determination of any financial ratio or test, such Specified Transactions shall be calculated to give pro forma effect thereto in accordance with this Section 1.8.
(c)In the event that (i) any Obligor or Restricted Subsidiary incurs (including by assumption or guarantee) or repays or refinances (including by redemption, repayment, retirement, discharge, defeasance or extinguishment) any Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility unless such Indebtedness has been permanently repaid and not replaced) or (ii) any Borrower or any Restricted Subsidiary issues, repurchases or redeems Disqualified Stock, (x) during the applicable period or (y) subsequent to the end of the applicable period and prior to or simultaneously with the event for which the calculation of any such ratio or test is made or compliance with any covenant is determined, then such financial ratio or test or determination of compliance shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, or such issuance, refinancing or redemption of Disqualified Stock, in each case to the extent required, as if the same had occurred on the last day of the applicable period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during the applicable period during the period from the date of creation of such facility to the date of such calculation);
(d)If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any interest hedging arrangements applicable to such Indebtedness); provided, in the case of repayment of any Indebtedness, to the extent actual interest related thereto was included during all or any portion of the applicable period, the actual interest may be used for the applicable portion of such period. Interest on a Finance Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Company to be the rate of interest implicit in such Finance Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, Term SOFR, Daily One Month SOFR or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as the Company or a Restricted Subsidiary may designate.
(e)Whenever pro forma effect is to be given to any Specified Transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Company.
1.9.Additional Borrowers.
(a)Notwithstanding anything in Section 12.1 to the contrary, following the Closing Date, the Borrowers’ Agent may request that one or more of its Subsidiaries that is a Wholly Owned Subsidiary organized under the laws of a jurisdiction in the United States or Canada be added to this Agreement as an additional borrower (an “Additional Borrower”) by delivering to the Agent a written notice; provided that:
(i)the Agent shall have consented, which consent may not be unreasonably withheld, to the designation of such Additional Borrower;
(ii)(A) such Additional Borrower shall become a party to this Agreement as a U.S. Borrower or a Canadian Borrower, as applicable, pursuant to joinder documentation in form and substance reasonably acceptable to the Agent and the Borrowers’ Agent and (B) to the extent reasonably requested by the Agent, the Agent shall have received such opinions, certificates, Charter

Documents and other similar documents with respect to the Additional Borrower as are substantially consistent (as modified for differences in jurisdiction or as otherwise modified in a manner reasonably acceptable to the Agent) with those delivered with respect to the U.S. Borrower or the Canadian Borrowers, as applicable, on the Closing Date pursuant to Section 9.1(c);
(iii)(A) the Agent shall have first received, with respect to such Additional Borrower, all documentation and other information that is required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations including the Act (as defined in Section 14.23) to the extent reasonably requested in writing by the Agent and the Lenders and (B) any Additional Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have first delivered, to each Lender that so requested, a Beneficial Ownership Certification in relation to such Additional Borrower;
(iv)~~(A)~~  in the case of an Additional Borrower that is organized under the Laws of the United States of America, any state thereof or the District of Columbia, to the extent such Additional Borrower is not already a U.S. Guarantor, such Additional Borrower shall (x) execute and deliver to the Agent a Supplemental Agreement (as defined in the U.S. GCA) and such other amendments to the U.S. Security Documents as the Agent may reasonably deem necessary or reasonably advisable to grant to the Agent, for the benefit of the Secured Parties, a perfected security interest (as and to the extent provided in the U.S. Security Documents) in the Collateral of such Additional Borrower, (y) deliver such other documentation as the Agent may reasonably request in accordance with the U.S. Security Documents (and subject to the limitations set out therein) in order to cause the Lien created by the U.S. Security Documents in such Additional Borrower’s Collateral to be duly perfected in accordance with all applicable Requirements of Law, including the filing of financing statements in such jurisdictions as may reasonably be requested by the Agent, and such other documents with respect to such Additional Borrower as the Agent may reasonably request that are consistent with the documents in place or delivered to the Agent by the Obligors on the Closing Date, and (z) except as may otherwise be provided in the definition of the term “Permitted Acquisition”, prior to including such Additional Borrower’s assets in the U.S. Borrowing Base, the Agent shall conduct an Appraisal and field examination with respect to such Additional Borrower, including of (A) such Additional Borrower’s practices in the computation of its Borrowing Base and (B) the assets included in such Additional Borrower’s Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, in each case, prepared on a basis reasonably satisfactory to the Agent and at the sole expense of the Obligors; or
(A)~~(B)~~ in the case of an Additional Borrower that is organized under the Laws of Canada or any territory or province thereof, to the extent such Additional Borrower is not already a Canadian Guarantor, such Additional Borrower shall (x) execute and deliver to the Agent a Supplemental Agreement (as defined in the Canadian GCA) and such other amendments to the Canadian Security Documents as the Agent may reasonably deem necessary or reasonably advisable to grant to the Agent, for the benefit of the Secured Parties, a perfected security interest (as and to the extent provided in the Canadian Security Documents) in the Collateral of such Additional Borrower and in the Capital Stock of such Additional Borrower, (y) deliver such other documentation as the Agent may reasonably request in accordance with the applicable Security Documents (and subject to the limitations set out therein) in order to cause the Lien created by the applicable Security Documents in such new Canadian Subsidiary’s Collateral and in the Capital Stock of such new Canadian Subsidiary to be duly perfected in accordance with all applicable Requirements of Law, including the filing of financing statements in such jurisdictions as may reasonably be requested by the Agent, and such other documents with respect to such Additional Borrower as the Agent may reasonably request that are consistent with the documents in place or delivered to the Agent by the Obligors on the Closing Date. Any obligations in respect of borrowings by any Additional Borrower under this Agreement will constitute “Obligations” for all purposes of the Loan Documents, and (z) to the extent applicable and as may otherwise be provided in the definition of the term “Permitted Acquisition”, prior to including such Additional Borrower’s assets in the Canadian Borrowing Base, the Agent shall conduct an Appraisal and field examination with respect to such Additional Borrower, including of (A) such Additional Borrower’s practices in the computation of its Borrowing Base and (B) the assets included in such Additional Borrower’s Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, in each case, prepared on a basis reasonably satisfactory to the Agent and at the sole expense of the Obligors.
(b)In the case of any Additional Borrower, the Agent and the Borrowers’ Agent agree to enter into any amendment required to incorporate the addition of the Additional Borrower and such other amendments as may be necessary or appropriate in the reasonable opinion of the Agent and the Borrowers’ Agent in connection therewith. The Lenders hereby irrevocably authorize the Agent to enter into such amendments.
(c)The Borrowers’ Agent may from time to time, upon not less than three Business Days’ written notice to the Agent (or such shorter period as may be agreed by the Agent in its reasonable discretion), terminate a Borrower’s (other than the Company’s) status as such, and such Person shall thereupon cease to be considered a “Borrower” (and cease to be considered a U.S. Borrower or Canadian Borrower, as applicable) for all purposes hereunder; provided that (i) there are no outstanding Loans or Agent Advances payable by such Borrower, or other amounts payable by such Borrower on account of any Loans made to it, as of the effective date of such termination, (ii) there are no amounts (including charges and fees payable to or reasonably incurred by the applicable Letter of Credit Issuer) outstanding under any Letters of Credit issued to such Borrower as of the effective date of such termination, (iii) after giving effect to the exclusion of such Borrower’s assets that were included in the applicable Borrowing Base, no Out-of-Formula Condition would be created, (iv) to the extent such Borrower is otherwise required to be a Guarantor hereunder, such Borrower shall continue to be a Guarantor for all purposes hereunder without any additional action by the Borrowers’ Agent upon such termination and (v) the Maximum Multicurrency Revolver Amount shall be deemed to be zero at all times when there is no Canadian Borrower. The Agent will promptly notify the Lenders of any such termination of a Borrower’s status.
1.10.No Novation; Acknowledgement and Adjustment of Loans, Payment of Accrued Interest and Fees.
(a)It is the intent of the parties hereto that this Agreement not constitute a novation of the rights, obligations and liabilities of the respective parties (including the Obligations) existing under the Existing Credit Agreement or evidence payment of all or any of such obligations and liabilities, and such rights, obligations and liabilities shall continue and remain outstanding under the terms and conditions of this Agreement, and that this Agreement amends and restates in its entirety the Existing Credit Agreement. Without limiting the generality of the foregoing (i) all U.S. Revolving Loans outstanding under, and as defined in, the Existing Credit Agreement shall on the Closing Date become U.S. Revolving Loans hereunder, (ii) all Canadian Revolving Loans outstanding under, and as defined in, the Existing Credit Agreement shall on the Closing Date become Multicurrency Canadian Revolving Loans hereunder, and (iii) all other Obligations outstanding under, and as defined in, the Existing Credit Agreement shall on the Closing Date be Obligations under this Agreement.
(b)The Borrowers acknowledge and agree that as of the close of business on July 1, 2022 (i) the Aggregate U.S. Revolver Outstandings under, and as defined in, the Existing Credit Agreement (excluding the aggregate amount of Letters of Credit under, and as defined in, the Existing Credit Agreement) is approximately $905,000,000, (ii) the Aggregate Canadian Revolver Outstandings under, and as defined in, the Existing Credit Agreement (excluding the aggregate undrawn amount of Canadian Letters of Credit under, and as defined in, the Existing Credit Agreement) is $143,000,000, (iii) the Letters of Credit under, and as defined in, the Existing Credit Agreement are $23,802,794, and (iv) the Canadian Letters of Credit under, and as defined in the Existing Credit Agreement, are $989,922.
(c)As of the date hereof, immediately prior to entering into Amendment No. 1 and giving effect to the amendment and restatement of the outstanding obligations under the Existing Credit Agreement by Amendment No. 1, the Lenders under, and as such term is defined in, the Existing Credit Agreement (each an “Existing Lender”) have entered into a master Assignment and Acceptance Agreement with the Bank pursuant to which each such Existing Lender assigned to the applicable Bank 100% of its applicable Commitments and Loans each under, and as each such term is defined in, the Existing Credit Agreement (the “Existing Lender Assignments”). Each party hereto hereby agrees that (i) no consents or notices otherwise required under Section 12.2(a) of the Existing Credit Agreement shall be required for the Existing Lender Assignments and (ii) all other conditions or requirements set forth in Section 12.2 of the Existing Credit Agreement for the effectiveness of the Existing Lender Assignments shall be waived. In addition, the Borrowers agree to pay to each applicable Existing Lender any amounts payable in respect of the assignment by such Existing Lender under the Existing Lender Assignments in accordance with Section 12.2 of the Existing Credit Agreement.
(d)The Borrowers acknowledge and agree that any and all unpaid interest and fees accrued under the Existing Credit Agreement as of (and including) the Amendment No. 1 Effective Date shall be paid on the Amendment No. 1 Effective Date.
(e)After giving effect to the Existing Lender Assignments and entering into Amendment No. 1, on the Amendment No. 1 Effective Date, the Existing Lenders that are parties thereto shall be Lenders hereunder and have Revolving Credit Commitments in the amounts set forth on Schedule 1.1 hereto, with the Commitments and Loans assigned to the applicable Bank under the Existing Lender Assignments deemed to be assigned to the Lenders party hereto on the same terms and conditions as those to which the same were assigned to the applicable Bank, to the extent and in the amounts provided for such Lender hereunder, and the Commitments held by one or more of the Lenders that are party hereto, and as such terms are defined in, the Existing Credit Agreement shall be converted into Revolving Credit Commitments hereunder and reduced or increased, as applicable, and reallocated amongst the Lenders party hereto so that, after giving effect to the provisions of this Section 1.10(e), each Lender holds the Revolving Credit Commitment set forth on Schedule 1.1 with respect to such Lender. After giving effect to such conversion and reallocation, the outstanding Revolving Loans may not be held pro rata in accordance with the new Revolving Credit Commitments hereunder. In order to remedy the foregoing, on or about the Amendment No. 1 Effective Date, the Lenders shall, as determined by the Agent, make advances among themselves (through the Agent) so that after giving effect thereto the Revolving Loans will be held by the Lenders on a pro rata basis in accordance with each Lender’s Pro Rata Share (after giving effect to the foregoing Revolving Credit Commitment reallocation) and, in such event, the Company shall pay to the applicable Lenders any amounts payable in respect thereof in accordance with Section 5.4 (with any reduction in Revolving Loans of any Lender pursuant to this Section 1.10(e) being deemed a prepayment for purposes of Section 5.4). Each Lender agrees to wire immediately available funds to the Agent in accordance with this Agreement as may be required by the Agent in connection with the foregoing. Notwithstanding the provisions of Section 12.2, the advances so made by each Lender under this Section 1.10(e) shall be deemed to be a purchase of a corresponding amount of the Revolving Loans from the applicable Lender or Lenders which hold Revolving Loans in excess of their Pro Rata Share of the aggregate outstanding Revolving Loans and shall not be considered an assignment for purposes of Section 12.2.
1.11.Canadian Guarantors, Excess Availability and Related Matters. Notwithstanding anything to the contrary contained herein, if the IRS or any other Governmental Authority having jurisdiction over the Company or any of its Subsidiaries adopts any regulation under Section 956 of the Code or otherwise, and such regulation would reasonably be expected to cause the guarantees and collateral provided by any Canadian Guarantor as guarantees of, or security for, any U.S. Obligation, in each case, to result in material tax or other material adverse consequences to be suffered by the Company or any of its Subsidiaries (as determined by the Borrowers’ Agent in its sole discretion), then the Borrowers’ Agent will promptly so notify the Agent and the Agent, the Borrowers and the applicable Obligors may, at the election of the Borrowers’ Agent (in its sole discretion) amend this Agreement, the Canadian GCA, any other Canadian Security Document and any other Loan Document to provide that no Canadian Guarantor shall (i) guarantee any Obligation of a U.S. Obligor or (ii) otherwise constitute a U.S. Guarantor and that no Canadian Collateral shall secure any Obligation of a U.S. Obligor and, in connection therewith: (a) amend this Agreement to exclude the Canadian Borrowing Base, Eligible Accounts, Eligible Rental Equipment, Eligible Service Vehicles, and Eligible Spare Parts and Merchandise, in each case owned by the Canadian Obligors, from the determination of the “Borrowing Base” and revise the definition of “Out-of-Formula Condition” in Section 4.2 accordingly, and (b) make any other amendments, modifications or other changes to any of the Loan Documents as are reasonably necessary or advisable in connection with the foregoing in the reasonable determination of Agent (including, but not limited to, so that the amount of Loans and Letters of Credit made to or for the benefit of U.S. Borrowers shall be based exclusively on the U.S. Borrowing Base as amended pursuant to clause (a) above and will not exceed the amount of the U.S. Borrowing Base as so amended). Any such amendment, modification or other change will become effective upon execution thereof by the applicable Obligors and the Agent. The Lenders hereby irrevocably authorize the Agent to enter into any such amendment or other modification.
1.12.LLC Divisions. For all purposes under the Loan Documents, in connection with any LLC Division: (a) if any asset, right, obligation or liability of any Person becomes an asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.
ARTICLE II
LOANS AND LETTERS OF CREDIT
2.1.Revolving Loans.
(a)Subject to all of the terms and conditions of this Agreement, each U.S. Facility Lender severally, but not jointly or jointly and severally, agrees to make U.S. Revolving Loans to the U.S. Borrowers in amounts not to exceed such Lender’s Pro Rata Share of the aggregate U.S. Facility Commitments at such time; provided that no Lender shall have any obligation to make (i) a U.S. Revolving Loan if U.S. Excess Availability is less than zero or to the extent that such U.S. Revolving Loan would result in U.S. Excess Availability being less than zero, subject to the Agent’s authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 2.2(b), (ii) any U.S. Revolving Loan to the extent that such U.S. Revolving Loan would result in the Aggregate U.S. Revolver Outstandings exceeding the Maximum U.S. Revolver Amount, or (iii) any U.S. Revolving Loan to the extent that such U.S. Revolving Loan would result in the Aggregate Revolver Outstandings exceeding the Maximum Revolver Amount. The U.S. Facility Lenders, however, in their unanimous discretion, may elect to make U.S. Revolving Loans or issue or arrange to have issued U.S. Facility Letters of Credit in excess of the U.S. Excess Availability (but not in an amount that would result in the Aggregate Revolver Outstandings exceeding the Maximum Revolver Amount or in the Aggregate U.S. Revolver Outstandings exceeding the Maximum U.S. Revolver Amount), as applicable, on one or more occasions, but if they do so, neither the Agent nor the U.S. Facility Lenders shall be deemed thereby to have changed the limits of the U.S. Borrowing Base or the Canadian Borrowing Base or to be obligated to exceed such limits on any other occasion.
(b) Subject to all of the terms and conditions of this Agreement, each Multicurrency Facility Lender severally, but not jointly or jointly and severally, agrees to make Multicurrency Revolving Loans to the U.S. Borrowers or Canadian Borrowers in amounts not to exceed such Lender’s Pro Rata Share of the aggregate Multicurrency Facility Commitments at such time; provided that no Lender shall have any obligation to make (i) a Multicurrency Revolving Loan if Multicurrency Excess Availability is less than zero or to the extent that such Multicurrency Revolving Loan would result in Multicurrency Excess Availability being less than zero, subject to the Agent’s authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 2.2(b), (ii) any Multicurrency Revolving Loan to the extent that such Multicurrency Revolving Loan would result in the Aggregate Multicurrency Revolver Outstandings exceeding the Maximum Multicurrency Revolver Amount, or (iii) any Multicurrency Revolving Loan to the extent that such Multicurrency Revolving Loan would result in the Aggregate Revolver Outstandings exceeding the Maximum Revolver Amount. The Multicurrency Facility Lenders, however, in their unanimous discretion, may elect to make Multicurrency Revolving Loans or issue or arrange to have issued Multicurrency Facility Letters of Credit in excess of the Multicurrency Excess Availability (but not in an amount that would result in the Aggregate Revolver Outstandings exceeding the Maximum Revolver Amount or in the Aggregate Multicurrency Revolver Outstandings exceeding the Maximum Multicurrency Revolver Amount), as applicable, on one or more occasions, but if they do so, neither the Agent nor the Multicurrency Facility Lenders shall be deemed thereby to have changed the limits of the U.S. Borrowing Base or the Canadian Borrowing Base or to be obligated to exceed such limits on any other occasion.
2.2.Revolving Loan Administration.
(a)Procedure for Borrowing.
(i)Each of the applicable Borrowers may borrow under the applicable Commitments on any Business Day during the period from the Closing Date until the Termination Date; provided that the Borrowers’ Agent shall give the Agent irrevocable (in the case of any notice except notice with respect to the initial extension of Revolving Loans hereunder) notice in substantially the form of Exhibit B or in such other form as may be agreed between the Borrowers’ Agent and the Agent (each, a “Notice of Borrowing”) (which request must be received by the Agent prior to (A) 11:00 a.m., New York City time, at least three Business Days prior to the requested Funding Date, if all or any part of the requested Revolving Loans are to be initially Term SOFR Loans denominated in Dollars made to a U.S. Borrower or Daily One Month SOFR Loans denominated in Dollars made to a U.S. Borrower, (B) 11:00 a.m., New York City time, at least three Business Days prior to the requested Funding Date, if all or any part of the requested Revolving Loans are to be initially Term SOFR Loans denominated in Dollars made to any Borrower other than a U.S. Borrower or ~~BA Equivalent~~Term CORRA Loans or Daily Simple CORRA Loans, (C) 11:00 a.m., New York City time, at least three Business Days prior to the requested Funding Date, for Canadian Prime Rate Loans (or in the case of the initial Borrowing hereunder, in each case, 10:00 a.m., New York City time, one Business Day prior to the date of the initial borrowing hereunder) or (D) 12:00 noon, New York City time, on the requested Funding Date, for Base Rate Loans denominated in Dollars (or in the case of the initial Borrowing hereunder, in each case, 10:00 a.m., New York City time, one Business Day prior to the date of the initial borrowing hereunder) specifying (1) the identity of the Borrower, (2) the currency of the requested Borrowing and the amount to be borrowed, (3) the requested Funding Date, (4) whether the Borrowing is to be of Term SOFR Loans, Daily One Month SOFR Loans, ~~BA Equivalent~~Term CORRA Loans, Daily Simple CORRA Loans, Base Rate Loans or Canadian Prime Rate Loans (as applicable) or a combination thereof (and if not so specified, it shall be deemed a request for Base Rate Loans (in the case of U.S. Revolving Loans or Multicurrency Revolving Loans denominated in Dollars), Term SOFR Loans with an Interest Period of one month or Canadian Prime Rate Loans (in the case of Multicurrency Canadian Revolving Loans denominated in Canadian Dollars)), (5) if the Borrowing is to be entirely or partly of Term SOFR Loans ~~or BA Equivalent~~, Term CORRA Loans or Daily Simple CORRA Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods or ~~BA Equivalent~~Term CORRA Interest Periods therefor (and if not so specified, it shall be deemed a request for a period of one month) and (6) in the case of a U.S. Borrower, whether such Borrowing is a U.S. Revolving Loan or a Multicurrency Revolving Loan. All Borrowings by Canadian Borrowers shall be Multicurrency Revolving Loans. Daily One Month SOFR Loans shall only be made to U.S. Borrowers denominated in Dollars and shall not exceed $100,000,000 in the aggregate at any time outstanding. Base Rate Loans, including Canadian Base Rate Loans, shall be denominated in Dollars. Canadian Prime Rate Loans ~~and BA Equivalent~~, Term CORRA Loans and Daily Simple CORRA Loans shall be denominated in Canadian Dollars. Each Borrowing, except any Base Rate Loan or Canadian Prime Rate Loan to be used solely to pay a like amount of outstanding reimbursement obligations in respect of Letters of Credit or Swingline Loans, shall be in an amount equal to an integral multiple of the applicable Borrowing Multiple and not less than the applicable Borrowing Minimum. Upon receipt of any such notice from the Borrowers’ Agent, the Agent shall promptly notify each Revolving Credit Lender thereof. Subject to the satisfaction of the conditions precedent specified in Section 9.2, each Revolving Credit Lender will make the amount of its Pro Rata Share of each Borrowing of Revolving Loans available to the Agent for the account of the Borrower(s) identified in such notice to the account or accounts from time to time designated by the Agent prior to 3:00 p.m., New York City time (or 10:00 a.m., New York City time, in the case of the initial borrowing hereunder), or at such other time as to which the Agent shall notify the Borrowers’ Agent reasonably in advance of the Funding Date with respect thereto, on the Funding Date requested by such Borrower(s) in Dollars, Canadian Dollars or any other Alternative Currency, as applicable, and in funds immediately available to the Agent. Such Borrowing will then be made available to the relevant Borrower by the Agent, crediting the account of such Borrower designated by the Borrowers’ Agent in writing, with the aggregate of the amounts made available to the Agent by the Revolving Credit Lenders and in like funds as received by the Agent. For the avoidance of doubt, (i) from and after the Amendment No. 2 Effective Date, Borrowings denominated in Canadian Dollars shall be available as Canadian Prime Rate Loans, or, until (but not including) the Term CORRA Activation Date, Daily Simple CORRA Loans and (ii) from and after the Term CORRA Activation Date, (x) there shall be no new Borrowings of, or conversions to, Daily Simple CORRA Loans and (y) Borrowings denominated in Canadian Dollars shall be available as Canadian Prime Rate Loans or Term CORRA Loans.
(ii)In lieu of delivering a Notice of Borrowing, the Borrowers’ Agent may give the Agent telephonic notice of such request for advances on or before the deadline set forth above. The Agent at all times shall be entitled to rely on such telephonic notice in making such Loans, regardless of whether any written confirmation is received.
(iii)At the election of the Agent or the Required Lenders, the Borrowers shall not be entitled to request a ~~BA Equivalent~~Term CORRA Loan, a Daily Simple CORRA Loan, a Daily One Month SOFR Loan or a Term SOFR Loan while a Default or Event of Default has occurred and is continuing.
(b)Agent Advances. (i) In the event any U.S. Borrower or Canadian Borrower is, as applicable, unable to comply with (x) the U.S. Excess Availability or Multicurrency Excess Availability limitations set forth in Section 2.1, as applicable, or (y) the conditions precedent to the making of Loans or the issuance of Letters of Credit set forth in Article IX or (ii) during the existence of a Default or Event of Default, (x) the Lenders authorize the Agent (in the case of Multicurrency

Canadian Revolving Loans, acting through its Canada branch), for the account of the Lenders, to make U.S. Revolving Loans to the U.S. Borrowers in Dollars or Multicurrency Canadian Revolving Loans to the Canadian Borrowers in Canadian Dollars, as applicable, each of which may only be made as Base Rate Loans (in the case of U.S. Revolving Loans) or Canadian Prime Rate Loans (in the case of Multicurrency Canadian Revolving Loans) (each, an “Agent Advance”) for a period commencing on the date the Agent first receives a Notice of Borrowing requesting an Agent Advance until the earliest of (A) the 30th Business Day after such date, (B) the date the respective Borrowers or Borrower is again able to comply with the U.S. Excess Availability or Multicurrency Excess Availability limitations and the conditions precedent to the making of Loans and issuance of Letters of Credit or obtains an amendment or waiver with respect thereto, or the Default or Event of Default no longer exists, and (C) the date the Required Lenders instruct the Agent in writing to cease making Agent Advances (in each case, the “Agent Advance Period”); provided that (I) the Equivalent Amount in Dollars of the aggregate amount of Agent Advances outstanding at any time shall not exceed $200,000,000, (II) the Equivalent Amount in Dollars of the aggregate amount of Agent Advances to the Canadian Borrowers outstanding at any time shall not exceed the product of $120,000,000 multiplied by the Maximum Multicurrency Revolver Amount as a percentage of the Maximum Revolver Amount, and (III) no Agent Advance shall be made to the extent that such Agent Advance would result in (x) the Aggregate Revolver Outstandings exceeding the Maximum Revolver Amount, (y) the Aggregate Multicurrency Revolver Outstandings exceeding the Maximum Multicurrency Revolver Amount or (z) the Aggregate U.S. Revolver Outstandings exceeding the Maximum U.S. Revolver Amount. It is understood and agreed that the Borrowers shall have no right to require that any Agent Advances be made.
(c)Each Lender may make any Loan to the applicable Borrower through any branch or affiliate of such Lender that is an Eligible Assignee; provided that such Lender shall retain all rights and obligations hereunder in respect of any such Loan and such Lender’s Commitment.
(d)Changes to Maximum Multicurrency Revolver Amount.
(i)Provided no Default or Event of Default has occurred and is continuing, upon notice to the Agent, (A) the Borrowers’ Agent may request an increase to the Maximum Multicurrency Revolver Amount by an amount not to exceed $100,000,000 (up to a total of $450,000,000), which increase shall be subject to the prior written consent of the Agent (not to be unreasonably withheld) but shall not require the consent of any Lender, and (B) the Borrowers’ Agent may request an increase to the Maximum Multicurrency Revolver Amount by an amount in excess of $100,000,000, which increase shall be subject to the prior written consent of the Agent (not to be unreasonably withheld) and the Required Lenders; provided that the Maximum Multicurrency Revolver Amount may only be increased in amounts of at least $25,000,000 and in integral multiples of $5,000,000 in excess thereof.
(ii)Upon notice to the Agent, the Borrowers’ Agent may request a decrease to the Maximum Multicurrency Revolver Amount in an amount equal to an integral multiple of $5,000,000.

2.3.Swingline Loans.
(a)U.S. Swingline Loans. Subject to the terms and conditions hereof, the U.S. Swingline Lender agrees to make swing line loans (individually, a “U.S. Swingline Loan” and collectively, the “U.S. Swingline Loans”) to any U.S. Borrower from time to time on any Business Day during the period from the Closing Date until the Termination Date in an aggregate principal amount at any one time outstanding not to exceed (i) $200,000,000 or (ii) such greater amount, not to exceed $350,000,000, as may be requested by the Borrowers’ Agent and agreed to in writing by the Agent and the U.S. Swingline Lender (the “U.S. Swingline Sublimit”); provided that the U.S. Swingline Lender shall not make any U.S. Swingline Loans if, after doing so, (A) Excess Availability would be less than zero, (B) the Aggregate Revolver Outstandings would exceed the Maximum Revolver Amount, (C) the Aggregate U.S. Revolver Outstandings would exceed the Maximum U.S. Revolver Amount or (D) U.S. Excess Availability would be less than zero. Amounts borrowed by any U.S. Borrower under this Section 2.3(a) may be repaid and, through but excluding the Termination Date, reborrowed. All U.S. Swingline Loans shall be made in Dollars as Base Rate Loans and shall not be entitled to be converted into Term SOFR Loans or Daily One Month SOFR Loans. The Borrowers’ Agent (on behalf of any U.S. Borrower) shall give the U.S. Swingline Lender irrevocable notice (which notice must be received by the U.S. Swingline Lender prior to 12:00 noon, New York City time) on the requested Funding Date specifying (1) the identity of the U.S. Borrower and (2) the amount of the requested U.S. Swingline Loan, which shall be in a minimum amount of $100,000 or whole multiples of $50,000 in excess thereof. The proceeds of the U.S. Swingline Loan will be made available by the U.S. Swingline Lender to the U.S. Borrower identified in such notice at an office of the U.S. Swingline Lender by wire transfer to the account of such U.S. Borrower specified in such notice. Each U.S. Swingline Loan shall be subject to all the terms and conditions applicable to other U.S. Revolving Loans except that all payments thereon (including interest) shall be payable to the U.S. Swingline Lender solely for its own account.
(b)[Reserved]
(c)Multicurrency Swingline Loans. Subject to the terms and conditions hereof, the Multicurrency Canadian Swingline Lender agrees to make swing line loans to any Canadian Borrower (individually, a “Multicurrency Canadian Swingline Loan”; collectively, the “Multicurrency Canadian Swingline Loans”) and the Multicurrency U.S. Swingline Lender agrees to make swing line loans to any U.S. Borrower (individually, a “Multicurrency U.S. Swingline Loan”; collectively, the “Multicurrency U.S. Swingline Loans,” and together with Multicurrency Canadian Swingline Loans, individually a “Multicurrency Swingline Loan” and collectively, “Multicurrency Swingline Loans”) from time to time on any Business Day during the period from the Closing Date until the Termination Date in an aggregate principal amount at any one time outstanding not to exceed (i) $100,000,000 or (ii) such greater amount, not to exceed $200,000,000, as may be requested by the Borrowers’ Agent and agreed to in writing by the Agent and the Multicurrency Swingline Lender (the “Multicurrency Swingline Sublimit”); provided that the Multicurrency Swingline Lenders shall not make any Multicurrency Swingline Loans if, after doing so, (A) Excess Availability would be less than zero, (B) the Aggregate Revolver Outstandings would exceed the Maximum Revolver Amount, (C) the Aggregate Multicurrency Revolver Outstandings would exceed the Maximum Multicurrency Revolver Amount, (D) Multicurrency Excess Availability would be less than zero, or (E) the aggregate amount of Multicurrency Canadian Swingline Loans would exceed the Dollar Equivalent of $75,000,000 or such greater amount not to exceed the Multicurrency Swingline Sublimit as then in effect, as may be requested by the Borrowers’ Agent and agreed to in writing by Agent and the Multicurrency Swingline Lender. Amounts borrowed by any Borrower under this Section 2.3(c) may be repaid and, through but excluding the Termination Date, reborrowed. All Multicurrency Canadian Swingline Loans shall be made in Canadian Dollars as Canadian Prime Rate Loans and shall not be entitled to be converted into ~~BA Equivalent~~Term CORRA Loans or Daily Simple CORRA Loans. All Multicurrency U.S. Swingline Loans shall be made in U.S. Dollars as Base Rate Loans and shall not be entitled to be converted into Term SOFR Loans or Daily One Month SOFR Loans. The Borrowers’ Agent (on behalf of any Borrower) shall give the applicable Multicurrency Swingline Lender irrevocable notice (which notice must be received by such Multicurrency Swingline Lender prior to 12:00 noon, New York City time) on the requested Funding Date specifying (A) the identity of the Borrower and (B) the amount of the requested Multicurrency Swingline Loan, which shall be in a minimum amount of Cdn $100,000 or whole multiples of Cdn $50,000 in excess thereof or $100,000 or whole multiples of $50,000 in excess thereof, as applicable. The proceeds of the Multicurrency Swingline Loan will be made available by the applicable Multicurrency Swingline Lender to the Borrower identified in such notice at an office of the applicable Multicurrency Swingline Lender by wire transfer to the account of such Borrower specified in such notice. Each Multicurrency Swingline Loan shall be subject to all the terms and conditions applicable to other Multicurrency Revolving Loans except that all payments thereon (including interest) shall be payable to the applicable Multicurrency Swingline Lender solely for its own account.
2.4.Letters of Credit.
(a)Agreement to Issue or Cause to Issue. Subject to all of the terms and conditions of this Agreement, the Agent agrees to cause each Letter of Credit Issuer to issue for the account of the Company (or for the support of any other Borrower or any Subsidiary of the Company or any of their franchisees, so long as the Company and such other Borrower are co-applicants) one or more commercial/documentary and standby letters of credit (i) denominated in Dollars, Canadian Dollars or any Alternative Currency under the Multicurrency Credit Facility (each a “Multicurrency Facility Letter of Credit” and collectively the “Multicurrency Letters of Credit”), as requested by the Borrowers’ Agent or (ii) denominated in Dollars under the U.S. Credit Facilities (each, a “U.S. Facility Letter of Credit” and, collectively, the “U.S. Facility Letters of Credit,” and together with the Multicurrency Facility Letters of Credit, each a “Letter of Credit” and, collectively, the “Letters of Credit”), as requested by the Borrowers’ Agent, and to amend, renew or extend Letters of Credit previously issued by the applicable Letter of Credit Issuer (unless otherwise provided below).
(b)Amounts; Outside Expiration Date. The Agent shall not issue or cause to be issued any Letter of Credit at any time if the Equivalent Amount in Dollars of (i) the maximum aggregate amount of the requested Letter of Credit for the term of such Letter of Credit (in each case including any increases in amount referenced therein) is greater than the Unused Letter of Credit Subfacility at such time, (ii) with respect to any Letter of Credit requested for the account of any Canadian Borrower or U.S. Borrower, the maximum aggregate amount of the requested Multicurrency Letter of Credit for the term of such Multicurrency Letter of Credit (in each case including any increases in amount referenced therein) is greater than the Multicurrency Unused Letter of Credit Subfacility at such time, (iii) in the case of a Multicurrency Letter of Credit, the maximum undrawn amount of the requested Letter of Credit would result in the Multicurrency Excess Availability being less than zero, or in the case of a U.S. Facility Letter of Credit would result in the U.S. Excess Availability being less than zero, (iv) such Letter of Credit would result in the Aggregate Revolver Outstandings exceeding the Maximum Revolver Amount, (v) in the case of a Multicurrency Letter of Credit, such Letter of Credit would result in the Aggregate Multicurrency Revolver Outstandings exceeding the Maximum Multicurrency Revolver Amount or in the case of a U.S. Facility Letter of Credit would result in the Aggregate U.S. Revolver Outstandings exceeding the Maximum U.S. Revolver Amount or (vi) such Letter of Credit has an expiration date later than 12 months after the date of issuance, in the case of standby letters of credit (subject to customary evergreen or automatic renewal provisions reasonably acceptable to such Letter of Credit Issuer), or later than 180 days after the date of issuance, in the case of documentary letters of credit; provided that in no event shall any Letter of Credit have an expiration date later than the date that is five Business Days prior to the Termination Date (except to the extent cash collateralized or backstopped pursuant to arrangements reasonably acceptable to the relevant Letter of Credit Issuer). With respect to any Letter of Credit which contains any “evergreen” or automatic renewal or extension provision, if such Letter of Credit permits the applicable Letter of Credit Issuer to prevent any extension by giving notice to the beneficiary thereof no later than a date (the “Non-Extension Notice Date”), once any such Letter of Credit has been issued, the Lenders shall be deemed to have authorized such Letter of Credit Issuer to permit extensions of such Letter of Credit to an expiry date not later than the date that is five Business Days prior to the Termination Date, unless the Agent and the applicable Letter of Credit Issuer shall have received written notice from the Required Lenders declining to consent to any such extension at least 30 days prior to the Non-Extension Notice Date; provided that no Lender may decline to consent to any such extension if all of the requirements of this Section 2.4 are met and no Default or Event of Default has occurred and is continuing. Notwithstanding anything to the contrary contained herein, no Letter of Credit Issuer shall be required to issue any Letter of Credit if after giving effect thereto, the aggregate maximum amount of all undrawn Letters of Credit issued by such Letter of Credit Issuer would exceed the sublimit for such Letter of Credit Issuer set forth on Schedule 1.1 (unless otherwise agreed by such Letter of Credit Issuer from time to time).
(c)Other Conditions. In addition to the conditions precedent contained in Article IX, and subject to the terms and conditions contained in Section 13.15 with respect to Defaulting Lenders, the obligation of the Agent to cause to be issued, or of a Letter of Credit Issuer to issue, any applicable Letter of Credit is subject to the following conditions precedent having been satisfied in a manner reasonably acceptable to the Agent and such Letter of Credit Issuer:
(i)the Borrowers’ Agent shall have delivered to the applicable Letter of Credit Issuer and Agent, as set forth in Section 2.4(d)(i), at least three Business Days (or such shorter period as the applicable Letter of Credit Issuer may, in its reasonable discretion, agree) in advance of the proposed date of issuance of any Letter of Credit, an application in form and substance reasonably satisfactory to such Letter of Credit Issuer for the issuance of the Letter of Credit and such other documents as may be reasonably required pursuant to the terms thereof, and the form of the proposed

Letter of Credit shall be reasonably satisfactory to the Agent and the applicable Letter of Credit Issuer; and
(ii)as of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain the applicable Letter of Credit Issuer from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to the applicable Letter of Credit Issuer and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Letter of Credit Issuer shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.
(d)Issuance of Letters of Credit.
(i)Request for Issuance. To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit), the Borrowers’ Agent shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the respective Letter of Credit Issuer) to a Letter of Credit Issuer selected by it and to the Agent at least three Business Days (or such shorter period as the applicable Letter of Credit Issuer may agree) prior to the proposed issuance date, notice requesting the issuance of such Letter of Credit or identifying the Letter of Credit to be amended or extended. Such notice shall be irrevocable and must specify (A) the applicant or applicants of the Letter of Credit, (B) the original face amount (and currency) of the Letter of Credit requested, (C) the date of issuance, amendment or extension of such requested Letter of Credit (which shall be a Business Day), (D) whether such Letter of Credit may be drawn in a single or in partial draws, (E) the Business Day on which the requested Letter of Credit is to expire, (F) the purpose for which such Letter of Credit is to be issued, (G) the beneficiary of the requested Letter of Credit, and (H) in the case of a Letter of Credit for a U.S. Borrower, whether such Letter of Credit is a U.S. Facility Letter of Credit or Multicurrency Facility Letter of Credit (and if such notice does not specify, Agent shall make such determination). The Borrowers’ Agent shall attach to such notice the proposed form of the Letter of Credit. A Letter of Credit Issuer shall not be under any obligation to issue any Letter of Credit if the issuance of such Letter of Credit would violate one or more policies of such Letter of Credit Issuer applicable to letters of credit generally and disclosed to Borrowers’ Agent.
(ii)Responsibilities of the Agent; Issuance. As of the Business Day immediately preceding the requested issuance date of each Letter of Credit, the Agent shall determine the amount of the Unused Letter of Credit Subfacility, the Multicurrency Unused Letter of Credit Subfacility, the U.S. Unused Letter of Credit Subfacility, the U.S. Excess Availability and the Multicurrency Excess Availability as of such date. If the Equivalent Amount in Dollars of (A) the aggregate amount of the requested Letter of Credit for the term of such Letter of Credit (including any increases in amount referenced therein) is no greater than the Unused Letter of Credit Subfacility, (B) with respect to any Multicurrency Facility Letter of Credit requested for the account of any Canadian Borrower or U.S. Borrower, the aggregate amount of the requested Letter of Credit for the term of such Letter of Credit (including any increases in amount referenced therein) is no greater than the Multicurrency Unused Letter of Credit Subfacility and would not result in the Aggregate Multicurrency Revolver Outstandings exceeding the Maximum Multicurrency Revolver Amount, (C) with respect to any U.S.

Facility Letter of Credit requested for the account of a U.S. Borrower, the aggregate amount of the requested Letter of Credit for the term of such Letter of Credit (including any increases in amount referenced therein) is no greater than the U.S. Unused Letter of Credit Subfacility and would not result in the Aggregate U.S. Revolver Outstandings exceeding the Maximum U.S. Revolver Amount, and (D) such Letter of Credit would not result in the Aggregate Revolver Outstandings exceeding the Maximum Revolver Amount, the Agent shall cause such Letter of Credit Issuer to issue the requested Letter of Credit on the requested issuance date so long as the other conditions to such issuance are met.
(iii)No Extensions or Amendment. Except in the case of Letters of Credit subject to evergreen or automatic renewal provisions, the Agent shall not be obligated to cause the applicable Letter of Credit Issuer, and the applicable Letter of Credit Issuer shall not be obligated, to extend, renew or amend any Letter of Credit issued pursuant hereto unless the requirements of this Section 2.4 are met as though a new Letter of Credit were being requested and issued.
(e)Payments Pursuant to Letters of Credit. Borrowers’ Agent (on behalf of the Borrowers) agrees to reimburse the applicable Letter of Credit Issuer for any draw under any Letter of Credit within one Business Day (or such longer period as may be agreed to by the Agent and the applicable Letter of Credit Issuer, in each case in its sole discretion) after notice of such drawing is received by such Borrowers’ Agent, together with accrued interest thereon from the date of such drawing at the Base Rate (in the case of Letters of Credit denominated in Dollars), at the Canadian Prime Rate (in the case of Letters of Credit denominated in Canadian Dollars), and to pay the applicable Letter of Credit Issuer the amount of all other charges and fees payable to or reasonably incurred by such Letter of Credit Issuer in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which any Borrower may have at any time against such Letter of Credit Issuer or any other Person. All payments required under this Section 2.4(e) shall be made in the currency in which the applicable Letter of Credit was issued; provided that the Borrowers’ Agent may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.2 that such payment be financed with, or, in the event not so requested on such date, each drawing under any Letter of Credit issued for the account of a Borrower shall constitute a request by such Borrower to the Agent for, a Borrowing in Dollars of a Base Rate Loan or a Borrowing in Canadian Dollars of a Canadian Prime Rate Loan, as applicable, in the amount of such drawing (or, with respect to Letters of Credit issued in any Alternative Currency, a Borrowing in Dollars of a Base Rate Loan in the Equivalent Amount in Dollars of such drawing) and, to the extent so financed, such Borrower’s obligation to make such payment will be discharged and replaced by the resulting Base Rate Loan or Canadian Prime Rate Loan, as applicable.
(f)Indemnification; Exoneration; Power of Attorney.
(i)Indemnification. In addition to amounts payable as elsewhere provided in this Section 2.4, the Borrowers agree to protect, indemnify, pay and save the applicable Revolving Credit Lenders, the applicable Letter of Credit Issuer (and its branches, Affiliates and correspondents) and the Agent, and each such Person’s Related Parties, harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including Attorney Costs) which any Revolving Credit Lender, such Letter of Credit Issuer (and its branches, Affiliates and correspondents) or the Agent, or such Related Parties, may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, except that the foregoing indemnity shall not apply to such Revolving Credit Lender, such Letter of Credit Issuer (and its branches, Affiliates and correspondents) or the Agent, or such Related Parties, as applicable, to the extent of the gross negligence, bad faith or willful misconduct of such Person (as determined by a final non-appealable order of a court of competent jurisdiction). The Borrowers’ obligations under this Section 2.4(f)(i) shall survive payment of all other Obligations and termination of this Agreement and the Letters of Credit.
(ii)Assumption of Risk by the Borrowers and Obligations Absolute. As among the Borrowers, the applicable Revolving Credit Lenders, the applicable Letter of Credit Issuer and the Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. The Borrowers’ obligation to reimburse any payment made by a Letter of Credit Issuer pursuant to a Letter of Credit as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of: (r) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (s) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (t) the failure of the beneficiary of any Letter of Credit to comply duly with conditions set forth in any separate agreement with an Obligor that are required in order to draw upon such Letter of Credit; (u) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (w) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (x) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (y) any consequences arising from causes beyond the control of the applicable Revolving Credit Lenders, the applicable Letter of Credit Issuer or the Agent, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority; or (z) the applicable Letter of Credit Issuer’s honor of a draw for which the draw or any certificate fails to comply in any material respect with the terms of the Letter of Credit; provided that the foregoing shall not be construed to excuse a Letter of Credit Issuer from liability to the Borrowers to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by such Letter of Credit Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of a Letter of Credit Issuer (as determined by a final non-appealable order of a court of competent jurisdiction), such Letter of Credit Issuer shall be deemed to have exercised care in each such determination. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Revolving Credit Lender under this Section 2.4(f).

(iii)Exoneration. Without limiting the foregoing, no action or omission whatsoever by the Agent, a Letter of Credit Issuer or any Revolving Credit Lender with respect to any Letter of Credit shall result in any liability of the Agent, such Letter of Credit Issuer or any Revolving Credit Lender to any Borrower (except as provided in the immediately succeeding clause (iv)), or relieve any Borrower of any of its obligations hereunder to any such Person nor shall any other circumstances whatsoever impair the obligations of Borrowers to reimburse any Letter of Credit Issuer for each drawing under any Letter of Credit issued by it.
(iv)Rights Against Letter of Credit Issuer. Nothing contained in this Agreement is intended to limit the Borrowers’ rights, if any, with respect to any Letter of Credit Issuer which arise as a result of the letter of credit application and related documents executed by and between any Borrower and such Letter of Credit Issuer or the gross negligence or willful misconduct of such Letter of Credit Issuer (as determined by a final non-appealable order of a court of competent jurisdiction).
(v)Account Party. The Borrowers hereby authorize and direct any Letter of Credit Issuer to name the applicable Borrower as the “Account Party” in the Letters of Credit and to deliver to the Agent all instruments, documents and other writings and property received by the applicable Letter of Credit Issuer pursuant to the Letters of Credit, and to accept and rely upon the Agent’s instructions and agreements with respect to all matters arising in connection with the Letters of Credit or the applications therefor. If Borrowers request any Letter of Credit Issuer to issue a Letter of Credit for the credit support of an affiliated or unaffiliated third party (including a Subsidiary or a Franchisee) (A) such third party shall have no rights against such Letter of Credit Issuer; (B) Borrowers shall be responsible for the application and obligations under this Agreement; and (C) communications (including notices) related to the respective Letter of Credit shall be among Letter of Credit Issuer and Borrowers.
(g)Supporting Letter of Credit. If, notwithstanding the provisions of Section 2.4(b) and Section 11.1, any Letter of Credit is outstanding upon the Termination Date, then upon the Termination Date each applicable Borrower shall (i) deposit with the Agent, for the ratable benefit of the Agent, the applicable Letter of Credit Issuer and the applicable Revolving Credit Lenders, with respect to each Letter of Credit then outstanding, a standby letter of credit (a “Supporting Letter of Credit”) in form and substance reasonably satisfactory to the Agent and the applicable Letter of Credit Issuer, issued by an issuer reasonably satisfactory to the Agent, in an amount equal to 102% (or such lesser amount as the Agent and such Letter of Credit Issuer shall agree, but not less than 100%) of the sum of the greatest amount for which such Letter of Credit may be drawn plus any fees and expenses then due with respect to such Letter of Credit, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent, such Letter of Credit Issuer and the applicable Revolving Credit Lenders for payments to be made by the Agent, such Letter of Credit Issuer and such Revolving Credit Lenders under such Letter of Credit and any fees and expenses then due or to become due with such Letter of Credit, or (ii) cash collateralize each Letter of Credit then outstanding, in an amount equal to 102% (or such lesser amount as the Agent and such Letter of Credit Issuer shall agree) of the sum of the greatest amount for which such Letter of Credit may be drawn plus any fees and expenses then due with such Letter of Credit, in a manner reasonably satisfactory to the Agent. Such Supporting Letter of Credit or cash collateral shall be held by the Agent, for the ratable benefit of the Agent, the applicable Letter of Credit Issuer and the Revolving Credit Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit remaining outstanding and any such fees and expenses.
2.5.Incremental Facility.
(a)So long as no Specified Default exists or would arise therefrom, each Borrower shall have the right, at any time and from time to time after the Closing Date, to request (i) an increase of the aggregate amount of the then outstanding Revolving Credit Commitments (the “Incremental Revolving Commitments”) or (ii) one or more term loans to be obtained hereunder (the “Incremental ABL Term Loans” and together with the Incremental Revolving Commitments, collectively, the “Incremental Facilities” and each, an “Incremental Facility”). Any request under this Section 2.5 shall specify, in the case of a request for Incremental ABL Term Loans, (x) whether such loans will be made to a U.S. Borrower and/or a Canadian Borrower (including in each case any Additional Borrower) and (y) the currency in which such loans will be denominated, which shall be Dollars (to the extent made to a U.S. Borrower), or Cdn. Dollars or Dollars (to the extent made to a Canadian Borrower). Incremental ABL Term Loans will count as U.S. Revolving Loans (to the extent made to a U.S. Borrower), or Multicurrency Canadian Revolving Loans (to the extent made to a Canadian Borrower) for purposes of determining the Aggregate U.S. Revolver Outstandings and the Aggregate Multicurrency Revolver Outstandings, as applicable. Notwithstanding anything to the contrary herein, after giving effect to any new Incremental Facility, the Equivalent Amount in Dollars of the aggregate principal amount of any Incremental ABL Term Loans or Incremental Revolving Commitments shall not exceed the Available Incremental Amount at such time. The Borrowers may seek to obtain Incremental Revolving Commitments or Incremental ABL Term Loans from existing Lenders or any Person that qualifies as an Eligible Assignee, as applicable (each, an “Incremental Facility Increase”); provided that (A) no Lender shall be obligated to provide an Incremental Facility Increase as a result of any such request by any of the Borrowers, and (B) any Additional Lender which is not an existing Lender shall be subject to the approval of the Agent and the Borrowers’ Agent and, in the case of Incremental Revolving Commitments, the Swingline Lenders and the Letter of Credit Issuers (each such approval not to be unreasonably withheld).
(b)Any Incremental ABL Term Loans (i) may not be guaranteed by any Subsidiaries of the Company other than the Guarantors and shall rank pari passu or junior in right of (x) priority with respect to the Collateral and (y) payment with respect to the Obligations in respect of the Revolving Credit Commitments and any corresponding existing Incremental ABL Term Loans, (ii) shall count against the applicable Borrowing Base, (iii) shall not have a final maturity that is earlier than the Maturity Date (or, if later, the latest final maturity of any Extended Loans or any then-existing Incremental Facility), (iv) may not be secured by any Collateral or other assets of any Borrower or any Guarantor that do not also secure the Loans (other than, in the case of Incremental ABL Term Loans incurred to finance a Permitted Acquisition or other permitted Investment, proceeds of such Incremental ABL Term Loans that are subject to customary escrow or similar arrangements pending consummation of such Permitted Acquisition or other Investment), (v) may provide for commitment, arrangement, upfront or similar fees and margins and interest rates that may be agreed among the applicable Borrower and the Lenders providing such Incremental ABL Term

Loans and (vi) shall otherwise be on terms as are reasonably acceptable to the Agent; provided that terms that are substantially consistent with, or not materially less favorable, taken as a whole, to the Lenders than, the terms of this Agreement shall be deemed to be reasonably acceptable to the Agent.
(c)Any Incremental Revolving Commitments (i) shall be guaranteed by the Guarantors and shall rank pari passu or junior in right of (x) priority with respect to the Collateral and (y) payment with respect to the Obligations in respect of the Revolving Credit Commitments in effect prior to the Incremental Revolving Commitment Effective Date, (ii) may not be secured by any Collateral or other assets of any Borrower or any Guarantor that do not also secure the Loans, (iii) may provide for commitment, arrangement, upfront or similar fees and margins and interest rates that may be agreed among the applicable Borrower and the Lenders providing such Incremental Revolving Commitments and (iv) shall otherwise be on terms and pursuant to the documentation applicable to the existing relevant Revolving Credit Commitments.
(d)No Incremental Facility Increase shall become effective unless and until each of the following conditions has been satisfied:
(i)The applicable Borrowers, the Agent, and any Additional Lender shall have executed and delivered a joinder to the Loan Documents (“Lender Joinder Agreement”) in substantially the form of Exhibit I;
(ii)The applicable Borrowers shall have paid such fees and other compensation to the Additional Lenders and to the Agent as the applicable Borrowers, the Agent and such Additional Lenders shall agree;
(iii)To the extent reasonably required by the Lenders providing the Incremental Facility Increase, the applicable Borrowers shall deliver to the Agent and the Lenders participating in the Incremental Facility Increase customary legal opinion(s) from counsel to the applicable Borrowers and dated such date;
(iv)The Company shall deliver on the closing date of any Incremental Facility Increase a certificate certifying that (x) (other than with respect to an Incremental Facility Increase in connection with a Permitted Acquisition permitted hereunder or any other Investment not prohibited by the terms of this Agreement, unless required by the Lenders providing such Incremental Facility Increase) the representations and warranties made by the Company, each Borrower and each Guarantor contained herein and in the other Loan Documents are true and correct in all material respects on and as of such closing date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (y) no Specified Default has occurred and is continuing; and
(v)The applicable Borrowers and Additional Lenders shall have delivered such other instruments, documents and agreements as the Agent may reasonably have requested in order to effectuate the documentation of the foregoing.
(vi)In the case of any Incremental Facility Increase constituting Incremental Revolving Commitments, the Agent shall promptly notify each Lender as to the effectiveness of such

Incremental Facility Increase (with each date of such effectiveness being referred to herein as an “Incremental Revolving Commitment Effective Date”), and at such time (x) the Revolving Credit Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Incremental Revolving Commitments, (y) Schedule 1.1 shall be deemed modified, without further action, to reflect the revised Commitments of the Lenders and (z) this Agreement shall be deemed amended, without further action, to the extent necessary to reflect any such Incremental Revolving Commitments.
(vii)In the case of any Incremental Facility Increase, the Agent, the Additional Lenders and the Borrowers agree to enter into any amendment required to incorporate the addition of the Incremental Revolving Commitments and the Incremental ABL Term Loans, the pricing of the Incremental Revolving Commitments and the Incremental ABL Term Loans, the maturity date of the Incremental Revolving Commitments and the Incremental ABL Term Loans and such other amendments as may be necessary or appropriate in the reasonable opinion of the Agent and the applicable Borrowers in connection therewith, including amendments to provide for the inclusion, as appropriate, of Additional Lenders in any required vote or action of the Required Lenders or the Supermajority Lenders, amendments to permit purchases of Incremental ABL Term Loans by the Company or any of its Affiliates (which shall be cancelled upon purchase by the Company or any Subsidiary) (provided that such purchases by an Affiliate of the Company other than a Subsidiary shall be subject to customary restrictions to be agreed with the Additional Lenders providing such Incremental ABL Term Loans and the Agent), and amendments to properly reflect the pari passu or junior right of payment or priority with respect to the Collateral (each an “Incremental Commitment Amendment”). The Lenders hereby irrevocably authorize the Agent to enter into such amendments.
(e)In connection with the Incremental Facility Increases hereunder, the Lenders and the Borrowers agree that, notwithstanding anything to the contrary in this Agreement, (i) the applicable Borrowers shall, in coordination with the Agent, (x) repay applicable outstanding Revolving Loans of certain Lenders, and obtain applicable Revolving Loans from certain other Lenders (including the Additional Lenders), or (y) take such other actions as reasonably may be required by the Agent to the extent necessary so that the Lenders effectively participate in each of the outstanding Revolving Loans, as applicable, pro rata on the basis of their respective applicable Commitments (determined after giving effect to any increase in such applicable Commitments pursuant to this Section 2.5), and (ii) the applicable Borrowers shall pay to the applicable Lenders any costs of the type referred to in Section 5.4 in connection with any repayment required pursuant to the preceding clause (i). Without limiting the obligations of the Borrowers provided for in this Section 2.5, the Agent and the Lenders agree that they will use commercially reasonable efforts to attempt to minimize the costs of the type referred to in Section 5.4 that the Borrowers would otherwise incur in connection with the implementation of an increase in the applicable Commitments.
2.6.Extension Amendments.
(a)The applicable Borrowers may at any time and from time to time request that all or a portion of the Revolving Credit Commitments (including any Extended Commitments), each existing at the time of such request (each, an “Existing Commitment” and any related Loans thereunder, “Existing Loans”; each Existing Commitment and related Existing Loans together being referred to as an “Existing Tranche”) be converted to extend the termination date thereof and the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of Existing Loans related to such Existing Commitments (any such Existing Commitments which have been so extended, “Extended Commitments” and any related Existing Loans, “Extended Loans”, with the commitments of the Existing Tranche not so extended and any related Loans thereunder being referred to as “Non-Extended Commitments” and “Non-Extended Loans”, respectively) and to provide for other terms consistent with this Section 2.6; provided that (i) any such request shall be made by the applicable Borrowers to all Lenders with Existing Commitments with a like maturity date on a pro rata basis, and (ii) any Minimum Extension Condition shall be satisfied unless waived by the applicable Borrowers. In order to establish any Extended Commitments, the Borrowers’ Agent shall provide a notice to the Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Tranche) (an “Extension Request”) setting forth the proposed terms of the Extended Commitments to be established, which Extension Request may be modified, revoked, or revoked and reissued by the Borrowers’ Agent at any time prior to the effectiveness of the Extension Amendment. The terms of the Extended Commitments to be established pursuant to an Extension Request shall be identical to those applicable to the Existing Commitments from which they are to be extended (the “Specified Existing Commitment”), except (x) all or any of the final maturity dates of such Extended Commitments may be delayed to later dates than the final maturity dates of the Specified Existing Commitments and (y)(A) the interest margins with respect to the Extended Commitments may be higher or lower than the interest margins for the Specified Existing Commitments and/or (B) additional fees may be payable to the Lenders providing such Extended Commitments in addition to or in lieu of any increased margins contemplated by the preceding clause (A); provided that notwithstanding anything to the contrary in this Section 2.6, (I) the borrowing and repayment (other than in connection with a permanent repayment and termination of commitments) of Loans with respect to any Extended Commitments and Non-Extended Commitments shall be made on a pro rata basis with all such other outstanding Extended Commitments and Non-Extended Commitments, (II) assignments and participations of Extended Commitments and Extended Loans shall be governed by the same assignment and participation provisions applicable to relevant Commitments and the Revolving Loans related to such Commitments set forth in Section 12.2, and (III) no termination of Extended Commitments and no repayment of Extended Loans accompanied by a corresponding permanent reduction in Extended Commitments shall be permitted unless such termination or repayment (and corresponding reduction) is accompanied by an at least pro rata termination or permanent repayment (and corresponding permanent reduction), as applicable, of all earlier maturing corresponding Non-Extended Commitments and Revolving Loans related to such earlier maturing corresponding Non-Extended Commitments (or all earlier maturing corresponding Non-Extended Commitments and Revolving Loans related to such corresponding Non-Extended Commitments shall otherwise be or have been terminated and repaid in full). No Lender shall have any obligation to agree to have any of its Existing Loans or Existing Commitments of any Existing Tranche converted into Extended Loans or Extended Commitments pursuant to any Extension Request. Any Extended Commitments shall constitute a separate class of Commitments from the Specified Existing Commitments and from any other Existing Commitments (together with any other Extended Commitments so established on such date); provided that any Extended Commitments or Extended Loans may, to the extent provided in the applicable Extension Amendment, be designated as part of any class of Revolving Credit Commitments or Revolving Loans, as applicable, established on or prior to the date of such Extension Amendment.
(b)The Borrowers’ Agent shall provide the applicable Extension Request at least 10 Business Days (or such shorter period as may be agreed to by the Agent) prior to the date on which Lenders under the applicable Existing Tranche or Existing Tranches are requested to respond. Any Lender (an “Extending Lender”) wishing to have all or a portion of its Specified Existing Commitments converted into Extended Commitments shall notify the Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Specified Existing Commitments that it has elected to convert into Extended Commitments. In the event that the aggregate amount of Specified Existing Commitments subject to Extension Elections exceeds the amount of Extended Commitments requested pursuant to the Extension Request, the Specified Existing Commitments subject to Extension Elections shall be converted to Extended Commitments on a pro rata basis based on the amount of Specified Existing Commitments included in each such Extension Election. Notwithstanding the conversion of any Existing Commitment into an Extended Commitment, such Extended Commitment shall be treated identically to all relevant Commitments for purposes of the obligations of a Lender in respect of Letters of Credit under Section 2.4 and Swingline Loans under Section 2.3, except that the applicable Extension Amendment may provide that the maturity date for Swingline Loans and/or Letters of Credit may be extended and the related obligations to make Swingline Loans and issue Letters of Credit may be continued so long as the U.S. Swingline Lender, the Multicurrency Swingline Lenders and/or the applicable Letter of Credit Issuer, as applicable, have consented to such extensions in their sole discretion (it being understood that no consent of any other Lender shall be required in connection with any such extension).
(c)Extended Commitments shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which may include amendments to provisions related to maturity, interest margins or fees referenced in Section 2.6(a), clauses (x) and (y), and which, except to the extent expressly contemplated by the penultimate sentence of this Section 2.6(c) and notwithstanding anything to the contrary set forth in Section 12.1, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Commitments established thereby) executed by the Borrowers, the Guarantors, the Agent and the Extending Lenders. Notwithstanding anything to the contrary in this Agreement and without limiting the generality or applicability of Section 12.1 to any Section 2.6 Additional Amendments, any Extension Amendment may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.6 Additional Amendment”) to this Agreement and the other Loan Documents; provided that such Section 2.6 Additional Amendments do not become effective prior to the time that such Section 2.6 Additional Amendments have been consented to (including pursuant to consents applicable to holders of any Extended Commitments provided for in any Extension Amendment) by such of the Lenders, Borrowers, Guarantors and other parties (if any) as may be required in order for such Section 2.6 Additional Amendments to become effective in accordance with Section 12.1; provided, further, that no Extension Amendment may provide for (i) any Extended Commitment or Extended Loans to be secured by any Collateral or other assets of any Borrower or Guarantor that does not also secure the Existing Tranches and (ii) so long as any Existing Tranches are outstanding, any mandatory or voluntary prepayment provisions that do not also apply to the Existing Tranches (other than Existing Tranches secured on a junior basis by the Collateral or ranking junior in right of payment, which may be subject to junior prepayment provisions) on a pro rata basis (or otherwise provide for more favorable prepayment treatment for Existing Tranches than such Extended Commitments or Extended Loans). It is understood and agreed that each Lender has consented for all purposes requiring its consent, and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Loan Documents authorized by this Section 2.6 and the arrangements described above in connection therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any Section 2.6 Additional Amendment. In connection with any Extension Amendment, the applicable Borrowers shall deliver an opinion of counsel reasonably acceptable to the Agent as to the enforceability of such Extension Amendment, this Agreement as amended thereby, and such of the other Loan Documents (if any) as may be amended thereby.
(d)Notwithstanding anything to the contrary contained in this Agreement, (i) on any date on which any Existing Tranche is converted to extend the related scheduled maturity date(s) in accordance with Section 2.6(a) (an “Extension Date”), in the case of the Specified Existing Commitments of each Extending Lender, the aggregate principal amount of such Specified Existing Commitments shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Commitments so converted by such Lender on such date, and such Extended Commitments shall, unless otherwise provided by the Extension Amendment, be established as a separate class of Commitments from the Specified Existing Commitments and from any other Existing Commitments (together with any other Extended Commitments so established on such date) and (ii) if, on any Extension Date, any Revolving Loans of any Extending Lender are outstanding under the applicable Specified Existing Commitments, such Revolving Loans (and any related participations) shall be deemed to be allocated as Extended Loans (and related participations) and Existing Loans (and related participations) in the same proportion as such Extending Lender’s Specified Existing Commitments to Extended Commitments so converted by such Lender on such date.
(e)If, in connection with any proposed Extension Amendment, any Lender declines to consent to the extension of its applicable Commitment on the terms and by the deadline set forth in the applicable Extension Request (each such other Lender, a “Non-Extending Lender”) then the applicable Borrowers may, on notice to the Agent and the Non-Extending Lender, (i) replace such Non-Extending Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 12.2 (with the assignment fee and any other costs and expenses to be paid by the applicable Borrowers in such instance) all of its rights and obligations under this Agreement to one or more assignees; provided that neither the Agent nor any Lender shall have any obligation to the applicable Borrower to find a replacement Lender; provided, further, that the applicable assignee shall have agreed to provide an applicable Commitment on the terms set forth in such Extension Amendment; and provided, further, that all obligations of the Borrowers owing to the Non-Extending Lender relating to the Revolving Loans and participations so assigned shall be paid in full by the assignee Lender to such Non-Extending Lender concurrently with such Assignment and Acceptance or (ii) upon notice to the Agent, to prepay the Loans and, at the applicable Borrowers’ option, terminate the applicable Commitments of such Non-Extending Lender, in whole or in part, subject to Section 4.3 and Section 5.4, without premium or penalty. In connection with any such replacement under this Section 2.6, if the Non-Extending Lender does not execute and deliver to the Agent a duly completed Assignment and Acceptance and/or any other documentation necessary to reflect such replacement by the later of (x) the date on which the replacement Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (y) the date as of which all obligations of the Borrowers owing to the Non-Extending Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such Non-Extending Lender, then such Non-Extending Lender shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date and the applicable Borrowers shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Non-Extending Lender.
(f)Following any Extension Date, with the written consent of the Borrowers’ Agent, any Non-Extending Lender may elect to have all or a portion of its Existing Commitment deemed to be an Extended Commitment under the applicable Extended Commitment tranche on any date (each date a “Designation Date”) prior to the maturity date of such Extended Commitments; provided that (i) such Lender shall have provided written notice to the Borrowers’ Agent and the Agent at least 10 Business Days (or such shorter period as may be agreed to by the Agent) prior to such Designation Date and (ii) no more than three Designation Dates may occur in any one-year period without the written consent of the Agent. Following a Designation Date, the Existing Commitments held by such Lender so elected to be extended will be deemed to be Extended Commitments of the applicable Extended Commitment tranche, and any Existing Commitments held by such Lender not elected to be extended, if any, shall continue to be “Existing Commitments.”
(g)With respect to all extensions consummated by the Borrowers pursuant to this Section 2.6, (i) such extensions shall not constitute payments or prepayments for purposes of Section 4.3 and (ii) no Extension Request is required to be in any minimum amount or any minimum increment; provided that the applicable Borrowers may at their election specify as a condition (a “Minimum Extension Condition”) to consummating any such extension that a minimum amount (to be determined and specified in the relevant Extension Request in the applicable Borrowers’ discretion and may be waived by the applicable Borrowers) of Existing Commitments of any or all applicable classes be extended. The Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.6 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Commitments on such terms as may be set forth in the relevant Extension Request) and hereby waive the requirements of any provision of this Agreement (including Sections 4.3, 4.7 and 13.12(b)) or any other Loan Document that may otherwise prohibit any such extension or any other transaction contemplated by this Section 2.6.
2.7.Refinancing Amendments.
(a)The Borrowers’ Agent may, at any time or from time to time after the Closing Date, by notice to the Agent (a “Refinancing Loan Request”), request (i) the establishment of one or more new classes of term loans under this Agreement (any such new class, “Refinancing Term Commitments”) or (ii) the establishment of one or more new classes of revolving commitments under this Agreement (any such new class, “Refinancing Revolving Commitments” and collectively with any Refinancing Term Commitments, “Refinancing Commitments”), in each case, established in exchange for, or to replace, repurchase, retire or refinance, in whole or in part, as selected by the

Borrowers’ Agent, any one or more then-existing class or classes of Loans or Commitments (with respect to a particular Refinancing Commitment or Refinancing Loan, such existing Loans or Commitments, “Refinanced Debt”), whereupon the Agent shall promptly deliver a copy of each such notice to each of the Lenders holding such proposed Refinanced Debt.
(b)Any Refinancing Term Loans made pursuant to Refinancing Term Commitments or any Refinancing Revolving Commitments made on a Refinancing Closing Date shall be designated a separate class of Refinancing Term Loans or Refinancing Revolving Commitments, as applicable, for all purposes of this Agreement. On any Refinancing Closing Date on which any Refinancing Term Commitments of any class are effected, subject to the satisfaction of the terms and conditions in this Section 2.7, (i) each Refinancing Term Lender of such class shall make a term loan, severally, but not jointly or jointly and severally with the other Refinancing Term Lenders, to the applicable Borrowers (a “Refinancing Term Loan”) in an amount equal to its Refinancing Term Commitment of such class and (ii) each Refinancing Term Lender of such class shall become a Lender hereunder with respect to the Refinancing Term Commitment of such class and the Refinancing Term Loans of such class made pursuant thereto. On any Refinancing Closing Date on which any Refinancing Revolving Commitments of any class are effected, subject to the satisfaction of the terms and conditions in this Section 2.7, (x) each Refinancing Revolving Lender of such class shall make its Refinancing Revolving Commitment available to the applicable Borrowers (when borrowed, a “Refinancing Revolving Loan” and collectively with any Refinancing Term Loan, a “Refinancing Loan”) and (y) each Refinancing Revolving Lender of such class shall become a Lender hereunder with respect to the Refinancing Revolving Commitment of such class and the Refinancing Revolving Loans of such class made pursuant thereto.
(c)Each Refinancing Loan Request from the Borrowers’ Agent pursuant to this Section 2.7 shall set forth the requested amount and proposed terms of the relevant Refinancing Term Loans or Refinancing Revolving Commitments and identify the proposed Refinanced Debt with respect thereto. Refinancing Term Loans may be made, and Refinancing Revolving Commitments may be provided by any existing Lender (but no existing Lender will have an obligation to make any Refinancing Commitment, nor will the Borrowers have any obligation to approach any existing Lender to provide any Refinancing Commitment) or by any additional Lender (each such Additional Lender providing such Refinancing Commitment or Refinancing Term Loan, a “Refinancing Revolving Lender” or “Refinancing Term Lender”, as applicable, and, collectively, “Refinancing Lenders”); provided that the Agent shall have consented (not to be unreasonably conditioned, withheld or delayed) to such Lender’s or Additional Lender’s making such Refinancing Term Loans or providing such Refinancing Revolving Commitments to the extent such consent, if any, would be required under Section 12.2 for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Additional Lender.
(d)The effectiveness of any Refinancing Amendment, and the Refinancing Commitments thereunder, shall be subject to the satisfaction on the date thereof (a “Refinancing Closing Date”) of each of the following conditions, together with any other conditions set forth in the Refinancing Amendment:

(i)after giving effect to such Refinancing Commitments, the conditions of Sections 9.2(a)(i) and 9.2(a)(ii) shall be satisfied (it being understood that all references to “the date of such extension of credit” or similar language in such Section 9.2(a) shall be deemed to refer to the applicable Refinancing Closing Date);
(ii)each Refinancing Commitment shall be in an aggregate principal amount that is not less than $5,000,000 and shall be in an increment of $1,000,000 (provided that such amount may be less than $5,000,000 and not in an increment of $1,000,000 if such amount is equal to (x) the entire outstanding principal amount of Refinanced Debt that is in the form of term loans or (y) the entire outstanding principal amount of Refinanced Debt (or commitments) that is in the form of Revolving Credit Commitments); and
(iii)the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Refinanced Debt (plus the amount of unpaid accrued or capitalized interest and premiums thereon (including make-whole premiums, prepayment premiums, tender premiums and amounts required to be paid in connection with defeasance and satisfaction and discharge), underwriting discounts, original issue discount, defeasance costs, fees (including upfront fees), commissions and expenses).
(e)The terms, provisions and documentation of the Refinancing Term Loans and Refinancing Term Commitments or the Refinancing Revolving Loans and Refinancing Revolving Commitments, as the case may be, of any class shall be as agreed between the Borrowers, the applicable Refinancing Lenders providing such Refinancing Commitments and the Agent (in the case of the Agent, only with respect to terms and provisions not otherwise specified in this Section 2.7 that adversely affect the rights or obligations of the Agent), and except as otherwise set forth herein, to the extent not substantially identical to any class of term loans or Revolving Credit Commitments, as applicable, each existing on the Refinancing Closing Date, shall be consistent with clauses (i) or (ii) below, as applicable, and otherwise shall be (taken as a whole) not materially more favorable (as reasonably determined by the Borrowers’ Agent and conclusively evidenced by a certificate of the Company) to the Refinancing Lenders than those applicable to such class (taken as a whole) being refinanced (except for (1) covenants or other provisions applicable only to periods after the maturity date (as of the applicable Refinancing Closing Date) of such class being refinanced, (2) pricing, fees, rate floors, optional prepayment, redemption terms, amortization or maturity and (3) subject to the immediately succeeding proviso, a Previously Absent Financial Maintenance Covenant); provided that notwithstanding anything to the contrary herein, if any such terms, provisions and documentation of the Refinancing Term Loans and Refinancing Term Commitments or the Refinancing Revolving Loans and Refinancing Revolving Commitments, as the case may be, contain a Previously Absent Financial Maintenance Covenant, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each other Loan or Commitment (provided that if (I) the applicable Refinanced Debt includes a revolving tranche and a Refinancing Revolving Commitment is to be provided (whether or not the documentation therefor includes any other facilities) and (II) the applicable Previously Absent Financial Maintenance Covenant is a financial maintenance covenant solely for the benefit of Revolving Loans thereunder, the Previously Absent Financial Maintenance Covenant shall not be required to be included in this Agreement for the benefit of any term loans hereunder). In any event:

(i)the Refinancing Term Loans:
(A)as of the Refinancing Closing Date, shall not have a final scheduled maturity date earlier than the maturity date of the Refinanced Debt,
(B)shall have a weighted average life to maturity not shorter than the remaining weighted average life to maturity of the Refinanced Debt on the date of incurrence of such Refinancing Loans (except by virtue of amortization or prepayment of the Refinanced Debt prior to the time of such incurrence),
(C)shall have an applicable margin and, subject to clauses (e)(i)(A) and (e)(i)(B) above, amortization determined by the applicable Borrowers and the applicable Refinancing Term Lenders,
(D)shall not be subject to any guarantee by any person other than an Obligor and shall not include any borrower other than the applicable Borrowers hereunder,
(E)in the case of any Refinancing Term Loans secured on a pari passu basis with any then existing term loans hereunder, may provide for the ability to participate on a pro rata basis, or on a less than pro rata basis (but not on a greater than pro rata basis), in any voluntary or mandatory prepayments of such term loans hereunder, as specified in the applicable Refinancing Amendment, and
(F)(I) shall rank pari passu in right of payment with the Obligations under the then existing Loans, (II) shall either be (x) secured by the Collateral (and shall not be secured by any assets of the Borrowers or any Restricted Subsidiary not constituting Collateral) and shall rank pari passu or junior in right of security with the Obligations or (y) unsecured and (III) to the extent so secured, shall count against the applicable Borrowing Base as provided herein; and
(ii)the Refinancing Revolving Commitments and Refinancing Revolving Loans:
(A)(I) shall rank pari passu in right of payment with the Obligations and (II) shall either be (x) secured by the Collateral (and shall not be secured by any assets of any Borrower or any Guarantor not constituting Collateral) and shall rank pari passu or junior in right of security with the Obligations or (y) unsecured,
(B)shall not have a final scheduled maturity date earlier than, or mandatory scheduled commitment reductions prior to, the maturity date with respect to the Refinanced Debt,
(C)shall provide that the borrowing and repayment (except for (I) payments of interest and fees at different rates on Refinancing Revolving Commitments (and related outstandings), (II) repayments required upon the maturity date of the Refinancing Revolving Commitments and repayments to cure Out-of-Formula Conditions, (III) repayments made in connection with a permanent repayment and termination of commitments (in accordance with clause (E) below) and (IV) repayments from the proceeds of Collateral if the Refinancing Revolving Loans are unsecured or are secured by the Collateral on a basis junior in right or priority with other Obligations) of Loans with respect to Refinancing Revolving Commitments after the associated Refinancing Closing Date shall be made on a pro rata basis with all other applicable Revolving Credit Commitments,
(D)to the extent dealing with Letters of Credit or Swingline Loans which mature or expire after the Maturity Date (either pursuant to Section 2.6(b) or Section 2.7(g)) when there exists Refinancing Revolving Commitments with a later maturity date, all Letters of Credit and Swingline Loans shall be participated on a pro rata basis by all applicable Lenders with relevant Revolving Credit Commitments in accordance with their applicable Pro Rata Share existing on the Refinancing Closing Date,
(E)in the case of any Refinancing Revolving Commitments secured on a pari passu basis with the Revolving Credit Commitments, shall provide that the permanent repayment of Revolving Loans with respect to, and termination or reduction of, Refinancing Revolving Commitments after the associated Refinancing Closing Date shall be made on a pro rata basis, or on a less than (but not greater than, except that Refinancing Revolving Commitments may participate on a greater than pro rata basis in any permanent prepayments and termination with other Revolving Credit Commitments, other than the Revolving Credit Commitments in effect on the Closing Date or that have otherwise agreed to such pro rata treatment) pro rata basis, with all other Revolving Credit Commitments, except that the applicable Borrowers shall be permitted to permanently repay and terminate Commitments in respect of any such class of Revolving Loans on a greater than pro rata basis as compared to any other class of Revolving Loans with a later maturity date than such class or in connection with any refinancing thereof permitted by this Agreement,
(F)shall provide that assignments and participations of Refinancing Revolving Commitments and Refinancing Revolving Loans shall be governed by the same assignment and participation provisions applicable to Revolving Credit Commitments and Revolving Loans existing on the Refinancing Closing Date,
(G)shall provide that any Refinancing Revolving Commitments may constitute a separate class or classes, as the case may be, of Commitments from the classes constituting the applicable Revolving Credit Commitments prior to the Refinancing Closing Date; provided at no time shall there be Revolving Credit Commitments hereunder (including Refinancing Revolving Commitments and any original Revolving Credit Commitments) which have more than two different maturity dates unless otherwise agreed to by the Agent,
(H)shall have an Applicable Margin determined by the applicable Borrowers and the applicable Refinancing Revolving Lenders, and
(I)shall not be subject to any guarantee by any person other than an Obligor and shall not include any borrower other than a Borrower hereunder.
(f)Commitments in respect of Refinancing Term Loans and Refinancing Revolving Commitments shall become additional Commitments under this Agreement pursuant to an amendment (a “Refinancing Amendment”) to this Agreement and, as appropriate, the other Loan

Documents, executed by the applicable Borrowers, each Refinancing Lender providing such Commitments and the Agent. The Refinancing Amendment may, without the consent of any other Obligor, agent or Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Agent and the applicable Borrowers, to effect the provisions of this Section 2.7, including, if applicable, amendments as deemed necessary by the Agent in its reasonable judgment to effect (i) any lien subordination and associated rights of the applicable Lenders to the extent any Refinancing Loans are to rank junior and subordinate in right of security and (ii) that any Previously Absent Financial Maintenance Covenant does not benefit any term loan hereunder. The applicable Borrowers will use the proceeds, if any, of the Refinancing Term Loans and Refinancing Revolving Commitments in exchange for, or to extend, renew, replace, repurchase, retire or refinance, and shall permanently terminate applicable commitments under, substantially concurrently, the applicable Refinanced Debt. In the event any Refinancing Revolving Commitments extend beyond the Maturity Date, any applicable Refinancing Amendment may provide that the maturity date for Swingline Loans and/or Letters of Credit may be extended and the related obligations to make Swingline Loans and issue Letters of Credit may be continued so long as the U.S. Swingline Lender, the Multicurrency Swingline Lenders and/or the applicable Letter of Credit Issuer, as applicable, have consented to such extensions in their sole discretion (it being understood that no consent of any other Lender shall be required in connection with any such extension).
(g)Upon any Refinancing Closing Date on which Refinancing Revolving Commitments are effected through the establishment of a new class of revolving commitments pursuant to this Section 2.7, (i) if, on such date, there are any applicable Revolving Loans outstanding, such Revolving Loans shall be prepaid from the proceeds of new Refinancing Revolving Loans under such new class of Refinancing Revolving Commitments in such amounts as shall be necessary in order that, after giving effect to such Loans and all such related prepayments, all applicable Revolving Loans will be held by all applicable Lenders under the applicable Revolving Credit Commitments (including Lenders providing such Refinancing Revolving Commitments) ratably in accordance with their applicable Revolving Credit Commitments (after giving effect to the establishment of such Refinancing Revolving Commitments), (ii) in the case of a Revolving Credit Commitment, there shall be an automatic adjustment to the participations hereunder in applicable Letters of Credit and applicable Swingline Loans held by each applicable Lender under the applicable Revolving Credit Commitments so that each such Lender shares ratably in such participations in accordance with their applicable Revolving Credit Commitments (after giving effect to the establishment of such Refinancing Revolving Commitments), (iii) each Refinancing Revolving Commitment shall be deemed for all purposes a Revolving Credit Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Loan and (iv) each Refinancing Revolving Lender shall become a Lender with respect to the Refinancing Revolving Commitments and all matters relating thereto.
2.8.[Intentionally Omitted].
2.9.Reserves. Other than with respect to Pari Passu Debt Reserves and Waterfall Priority Hedge Agreement Reserves (which shall be established and changed as set forth in the respective definitions thereof and not in accordance with this Section 2.9 (including any requirement that they be established or changed in the exercise of the Agent’s Reasonable Credit Judgment)), the Agent may establish Reserves or change any of the Reserves, in the exercise of its Reasonable Credit Judgment. Notwithstanding the foregoing, Reserves (other than Pari Passu Debt Reserves and Waterfall Priority Hedge Agreement Reserves) shall not be established or changed after the Closing Date except upon not less than five Business Days’ notice to the Borrowers. The Agent will be available during such period to discuss any such proposed Reserve or change with the Borrowers and, without limiting the right of the Agent to establish or change such Reserves in the Agent’s Reasonable Credit Judgment, the Borrowers may take such action as may be required so that the event, condition or matter that is the basis for such Reserve no longer exists, in a manner and to the extent reasonably satisfactory to the Agent in the exercise of its Reasonable Credit Judgment. The amount of any Reserve established by the Agent pursuant to this Section 2.9 shall have a reasonable relationship as determined by the Agent in its Reasonable Credit Judgment to the event, condition or other matter that is the basis for the Reserve. Notwithstanding anything herein to the contrary, a Reserve shall not be established pursuant to this Section 2.9 to the extent that such Reserve would be duplicative of any eligibility criteria contained in the definitions of “Eligible Accounts”, “Eligible Rental Equipment”, “Eligible Spare Parts and Merchandise”, “Eligible Service Vehicles” or “Eligible Unbilled Accounts”, and vice versa, or reserves or criteria deducted in computing the Net Orderly Liquidation Value of Eligible Rental Equipment or Eligible Service Vehicles, and vice versa. The establishment of any Reserve with respect to any obligation, charge, liability, debt or otherwise shall in no event grant any rights or be deemed to have granted any rights in such reserved amount to the holder of such obligation, charge, liability or debt or any other Person (except as explicitly set forth hereunder), but shall solely be viewed as amounts reserved to protect the interests of the Secured Parties hereunder and under the other Loan Documents.
2.10.Sustainability Adjustments.
(a)After the Amendment No. 1 Effective Date, the Borrowers’ Agent, in consultation with the Agent and a Lender selected by the Borrowers’ Agent to act as sustainability coordinator (in such capacity, the “Sustainability Coordinator”), shall be entitled to establish specified Key Performance Indicators (“KPI’s”) with respect to certain Environmental, Social and Governance (“ESG”) targets of the Company and its Subsidiaries. The Sustainability Coordinator, the Agent, the Required Lenders and the Borrowers may amend this Agreement (such amendment, the “ESG Amendment”) solely for the purpose of incorporating the KPI’s and other related provisions (the “ESG Pricing Provisions”) into this Agreement. Upon effectiveness of any such ESG Amendment, based on the Company’s and its Subsidiaries’ performance against the KPI’s, certain adjustments (increase, decrease or no adjustment) to the Unused Line Fee and Applicable Margins will be made; provided that the amount of such adjustments shall not exceed (i) a 0.05% increase and/or a 0.05% decrease in the Applicable Margins, in each case, determined based upon the applicable rating on the effective date of the ESG Amendment or (ii) a 0.01% increase and/or a 0.01% decrease in the per annum rate of the Unused Line Fee. The pricing adjustments pursuant to the KPI’s will require, among other things, reporting and validation of the measurement of the KPI’s in a manner that is aligned with the Sustainability Linked Loan Principles (as published in May 2021 by the Loan Market Association, Asia Pacific Loan Market Association and Loan Syndications & Trading Association) and is to be agreed between the Borrowers’ Agent and the Sustainability Coordinator (each acting reasonably). Following the effectiveness of the ESG Amendment, any modification to the ESG Pricing Provisions which does not have the effect of allowing for the reduction of the Unused Line Fee or Applicable Margins to a level not otherwise permitted by this paragraph shall be subject only to the consent of the Required Lenders. The Sustainability Coordinator will (i) assist the Borrowers’ Agent in determining the ESG Pricing Provisions in connection with the ESG Amendment and (ii) assist the Borrowers’ Agent in preparing informational materials focused on ESG to be used in connection with the ESG Amendment.
(b)) The Sustainability Coordinator will (i) assist the Company in determining the ESG Pricing Provisions in connection with the ESG Amendment and (ii) assist the Company in preparing informational materials focused on ESG to be used in connection with the ESG Amendment
(c)This Section 2.10 shall supersede any provisions in Section 12.1 to the contrary
ARTICLE III
INTEREST AND FEES
3.1.Interest.
(a)Interest Rates. All outstanding Loans to the U.S. Borrowers shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate, Daily One Month SOFR or Term SOFR, plus the Applicable Margin, but not to exceed the Maximum Rate. All outstanding Loans to the Canadian Borrowers shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Canadian Prime Rate, ~~the BA Rate~~Term CORRA, Daily Simple CORRA or, in the case of Loans denominated in Dollars, Term SOFR or the Canadian Base Rate, plus the Applicable Margin, but not to exceed the Maximum Rate. If at any time Loans are outstanding with respect to which the applicable Borrower has not delivered to the Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, those Loans shall be treated as Base Rate Loans in the case of U.S. Revolving Loans or Multicurrency Canadian Revolving Loans denominated in Dollars, and as Canadian Prime Rate Loans in the case of Multicurrency Canadian Revolving Loans denominated in Canadian Dollars, until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:
(i)For all Base Rate Loans, at a fluctuating per annum rate equal to the Base Rate or the Canadian Base Rate, as applicable, plus the Applicable Margin;
(ii)For all Canadian Prime Rate Loans, at a fluctuating per annum rate equal to the Canadian Prime Rate plus the Applicable Margin;

(iii)For all Term SOFR Loans, at a per annum rate equal to Term SOFR plus the Applicable Margin;
(iv)For all Daily One Month SOFR Loans, at a per annum rate equal to Daily One Month SOFR plus the Applicable Margin;
(v)For all ~~BA Equivalent Loans~~Term CORRA Loans from and after the Term CORRA Activation Date, at a per annum rate equal to the ~~BA Rate~~Term CORRA plus the Applicable Margin; ~~and~~
(vi)For all Daily Simple CORRA Loans from and after the Amendment No. 2 Effective Date until (but not including) the Term CORRA Activation Date, at a per annum rate equal to the Daily Simple CORRA Rate plus the Applicable Margin; and
(vii)~~(vi)~~ For all Obligations other than Loans, at the rate set forth therefor (if any) in the applicable agreements (if any) pursuant to which such Obligations were incurred.
Each change in the Base Rate shall be reflected in the interest rate applicable to relevant Base Rate Loans denominated in Dollars as of the effective date of such change, each change in the Daily One Month SOFR Rate shall be reflected in the interest rate applicable to relevant Daily One Month SOFR Loans denominated in Dollars as of the effective date of such change, each change in the Canadian Base Rate shall be reflected in the interest rate applicable to Canadian Base Rate Loans as of the effective date of such change, and each change in the Canadian Prime Rate shall be reflected in the interest rate applicable to Canadian Prime Rate Loans as of the effective date of such change. All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America’s “prime rate”, for Base Rate Loans when the Canadian Base Rate is determined by the Canadian Bank’s base rate for commercial loans made in Dollars, for Canadian Prime Rate Loans when the Canadian Prime Rate is determined by the Canadian Bank’s “prime” rate for loans made in Canadian Dollars, for ~~BA Equivalent~~Term CORRA Loans and Daily Simple CORRA Loans shall be made on the basis of a year of 365 days ~~(other than for Canadian Base Rate Loans, Canadian Prime Rate Loans, and BA Equivalent Loans), as the case may be~~, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). For the purposes of the Interest Act (Canada), the yearly rate of interest to which any rate calculated on the basis of a period of time different from the actual number of days in the year (360 days, for example) is equivalent is the stated rate multiplied by the actual number of days in the year (365 ~~or 366, as applicable~~) and divided by the number of days in the shorter period (360 days, in the example). On the first day of each calendar quarter hereafter and on the Termination Date, the applicable Borrower shall pay to the Agent, for the ratable benefit of the applicable Lenders (provided that all interest on applicable Swingline Loans shall be for the benefit of the applicable Bank and all interest on Agent Advances shall be for the benefit of the Agent), interest accrued to the first day of such calendar quarter (or accrued to the Termination Date in the case of a payment on the Termination Date) on all Base Rate Loans and Canadian Prime Rate Loans, in arrears. On the first day of each calendar month hereafter and on the Termination Date, the applicable Borrower shall pay to the Agent, for the ratable benefit of the applicable Lenders, interest accrued to the first day of such calendar month (or accrued to the Termination Date in the case of a payment on the Termination Date) on all Daily One Month SOFR Loans~~,~~  in arrears. The applicable Borrowers shall pay to the Agent, for the ratable benefit of the applicable Lenders, interest on all (x) Term SOFR Loans in arrears on each Term SOFR Interest Payment Date ~~and~~, (y) ~~BA Equivalent~~Term CORRA Loans in arrears on each ~~BA Equivalent~~Term CORRA Interest Payment Date, and (z) Daily Simple CORRA Loans in arrears on the first calendar day of each April, July, October and January and on the Maturity Date.
(b)Default Rate. If any Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, or under any other Loan Document, such Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment) (i) in the case of overdue principal, at the Default Rate, (ii) in the case of overdue interest, at the Default Rate that would be applicable with respect to the applicable principal on which such interest is due, and (iii) in all other cases, at a rate per annum equal to the rate that would be applicable to a Base Rate Loan denominated in the applicable currency or, in the case of amounts denominated in Canadian Dollars, a Canadian Prime Rate Loan, as applicable, plus 2%.
3.2.Continuation and Conversion Elections.
(a)The Borrowers’ Agent may, on behalf of each applicable Borrower (provided that, as applicable, the Borrowing of Term SOFR Loans, the Borrowing of Daily One Month SOFR Loans, the Borrowing of Term CORRA Loans or the Borrowing of ~~BA Equivalent~~Daily Simple CORRA Loans is then permitted under Section 2.2(a)):
(i)elect, as of any Business Day, to convert any Base Rate Loans other than Agent Advances and Swingline Loans (or any part thereof in an amount equal to an integral multiple of the Borrowing Multiple, but not less than the Borrowing Minimum applicable to Term SOFR Loans or the Borrowing Minimum or maximum Borrowing amount applicable to Daily One Month SOFR Loans) into Term SOFR Loans or Daily One Month SOFR Loans;
(ii) elect, as of the last day of the applicable Interest Period, to continue any Term SOFR Loans having Interest Periods expiring on such day (or any part thereof in an amount equal to an integral multiple of the Borrowing Multiple, but not less than the Borrowing Minimum applicable to Term SOFR Loans);
(iii) elect, from and after the Term CORRA Activation Date, as of any Business Day, to convert any Canadian Prime Rate Loans other than Multicurrency Canadian Swingline Loans and Agent Advances (or any part thereof in an amount equal to an integral multiple of the Borrowing Multiple, but not less than the Borrowing Minimum applicable to ~~BA Equivalent~~Term CORRA Loans) into ~~BA Equivalent~~Term CORRA Loans; or
(iv) elect, from and after the Term CORRA Activation Date, as of the last day of the applicable ~~BA Equivalent~~Term CORRA Interest Period, to continue any ~~BA Equivalent~~Term CORRA Loans having ~~BA Equivalent~~Term CORRA Interest Periods expiring on such day (or any part thereof in an amount equal to an integral multiple of the Borrowing Multiple, but not less than the Borrowing Minimum applicable to ~~BA Equivalent~~Term CORRA Loans);
provided that if at any time the aggregate amount of Term SOFR Loans, Daily One Month SOFR Loans ~~or BA Equivalent~~, Term CORRA Loans or Daily Simple CORRA Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than the Borrowing Minimum applicable thereto, such Term SOFR Loans, Daily One Month SOFR Loans ~~or BA Equivalent~~, Term CORRA Loans or Daily Simple CORRA Loans shall automatically convert into Base Rate Loans or Canadian Prime Rate Loans, as applicable; provided, further, that if the Notice of Continuation/Conversion (including any telephonic notice as contemplated below) shall fail to specify the duration of the Interest Period or ~~BA Equivalent~~Term CORRA Interest Period, such Interest Period or ~~BA Equivalent~~Term CORRA Interest Period shall be one month; provided, further, that no Term SOFR Loan or ~~BA Equivalent~~Term CORRA Loan may be continued as such (other than a Term SOFR Loan denominated in an Alternative Currency, which may be continued as a Term SOFR Loan with an Interest Period of one month) when any Default or Event of Default has occurred and is continuing and the Agent has or the Required Lenders have given notice to the Borrowers’ Agent that no such continuations may be made.
(b)The Borrowers’ Agent shall deliver a notice of continuation/conversion substantially in the form of Exhibit C (each, a “Notice of Continuation/Conversion”) to the Agent not later than, (x) in the case of U.S. Revolving Loans, 11:00 a.m., New York City time, at least three Business Days in advance of the Continuation/Conversion Date, and (y) in other cases, 11:00 a.m., New York City time, at least three Business Days in advance of the Continuation/Conversion Date, if the Loans are to be converted into or continued as Term SOFR Loans, Daily One Month SOFR Loans or ~~BA Equivalent~~Term CORRA Loans and specifying:
(i)the proposed Continuation/Conversion Date;
(ii) the aggregate principal amount of Loans to be converted or continued;
(iii) the Type of Loans resulting from the proposed conversion or continuation; and
(iv) in the case of Term SOFR Loans or ~~BA Equivalent~~Term CORRA Loans, the duration of the requested Interest Period or ~~BA Equivalent~~Term CORRA Interest Period; provided that the Borrowers may not select an Interest Period or ~~BA Equivalent~~Term CORRA Interest Period that ends after the Maturity Date.
In lieu of delivering a Notice of Continuation/Conversion, the Borrowers’ Agent may give the Agent telephonic notice of such request on or before the deadline set forth above. The Agent at all times shall be entitled to rely on such telephonic notice with respect to such continuation or conversion, regardless of whether any written confirmation is received.
(c)If upon the expiration of any Interest Period applicable to any Term SOFR Loans or any ~~BA Equivalent~~Term CORRA Interest Period applicable to any ~~BA Equivalent~~Term CORRA Loans, the applicable Borrowers have failed to timely deliver a Notice of Continuation/

Conversion (or, in lieu thereof, telephonic notice as contemplated above) in respect of such Term SOFR Loans or ~~BA Equivalent~~Term CORRA Loans, the Borrowers shall be deemed to have (A) elected to convert such Term SOFR Loans into Base Rate Loans in the case of U.S. Revolving Loans or Multicurrency Canadian Revolving Loans denominated in Dollars and to convert such ~~BA Equivalent~~Term CORRA Loans into Canadian Prime Rate Loans, in each case, effective as of the expiration date of such Interest Period or ~~BA Equivalent~~Term CORRA Interest Period, and (B) elected to convert all Daily Simple CORRA Loans to Canadian Prime Rate Loans on the Term CORRA Activation Date. If any Default or Event of Default exists, at the election of the Agent or the Required Lenders, unless repaid, (i) all Term SOFR Loans shall be converted into Base Rate Loans as of the expiration date of each applicable Interest Period, (ii) all Daily One Month SOFR Loans shall be converted into Base Rate Loans, (iii) all Loans denominated in an Alternative Currency shall be continued as Loans with an Interest Period of one month (or as otherwise agreed as a condition to the approval of such Loan in an Alternative Currency) ~~and~~, (iv) all ~~BA Equivalent~~Term CORRA Loans shall be converted into Canadian Prime Rate Loans as of the expiration date of each applicable ~~BA Equivalent~~Term CORRA Interest Period, and (v) all Daily Simple CORRA Loans shall be converted into Canadian Prime Rate Loans.
(d)The Agent will promptly notify each Lender of its receipt of a Notice of Continuation/Conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans, with respect to which the notice was given, held by each Lender.
(e)The total number of Term SOFR Loans and ~~BA Equivalent~~Term CORRA Loans in effect hereunder at any time shall not exceed 15.
3.3.Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable under applicable law with respect to loans of the Type provided for hereunder (the “Maximum Rate”). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 3.3, have been paid or accrued if the interest rate otherwise set forth in this Agreement had at all times been in effect, then the applicable Borrowers shall, to the extent permitted by applicable law, pay the Agent, for the account of the applicable Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. If a court of competent jurisdiction determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Borrowers such excess.
3.4.Closing Fees. The U.S. Borrowers agree to pay the Agent and each of the Arrangers on the Closing Date all fees due and payable on such date as set forth in the applicable Fee Letters.
3.5.Unused Line Fee. On the first day of each calendar quarter and on the Termination Date, the U.S. Borrowers agree to pay to the Agent, for the account of the Lenders, an unused line fee (the “Unused Line Fee”) equal to 0.20% per annum times the amount by which the average daily Maximum Revolver Amount exceeded the sum of the Equivalent Amount in Dollars of the average daily outstanding amount of Revolving Loans (other than Swingline Loans) and the Equivalent Amount in Dollars of the average daily maximum amount available to be drawn under outstanding Letters of Credit during the immediately preceding calendar quarter or shorter period if calculated for the first calendar quarter hereafter or on the Termination Date. All principal payments received by the Agent shall be deemed to be credited immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Section 3.5. Upon receipt thereof, the Agent shall distribute the Unused Line Fee to the Lenders ratably based on their Pro Rata Shares of the Revolving Credit Commitments.
3.6.Letter of Credit Fees. The Borrowers agree to pay (a) to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, for each Letter of Credit, a fee (the “Letter of Credit Fee”) equal to, on a per annum basis, the Applicable Margin for Term SOFR Loans; provided that with respect to any Letter of Credit that has been fully cash collateralized in a manner reasonably acceptable to the applicable Letter of Credit Issuer, the Letter of Credit Fee otherwise applicable to it shall be reduced by 0.25%, (b) to the Agent, for the benefit of the applicable Letter of Credit Issuer, a fronting fee of 0.125% per annum of the maximum amount available to be drawn under each Letter of Credit issued by such Letter of Credit Issuer, and (c) to the applicable Letter of Credit Issuer, all normal and customary costs, fees and expenses charged to or incurred by such Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit. The Letter of Credit Fee and fronting fee shall be payable quarterly in arrears on the first day of each calendar quarter following any calendar quarter in which a Letter of Credit is outstanding and on the Termination Date.
ARTICLE IV

PAYMENTS AND PREPAYMENTS
4.1.Payments and Prepayments.
(a)Each U.S. Borrower shall repay the outstanding principal balance of the U.S. Revolving Loans made to such U.S. Borrower, plus all accrued but unpaid interest thereon, on the Termination Date. Each Canadian Borrower shall repay the outstanding principal balance of the Multicurrency Canadian Revolving Loans made to such Canadian Borrower, plus all accrued but unpaid interest thereon, on the Termination Date.

(b)The Borrowers may, upon notice to the Agent, at any time or from time to time voluntarily prepay the Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Agent not later than 11:00 a.m., New York City time, (x) two Business Days prior to any date of prepayment of Term SOFR Loans, Daily One Month SOFR Loans ~~and BA Equivalent~~, Term CORRA Loans and Daily Simple CORRA Loans and (y) on the date of prepayment of Base Rate Loans and Canadian Prime Rate Loans; and (ii) each prepayment shall be in a minimum amount of $5,000,000, Loans in Canadian Dollars, Cdn $5,000,000 (or Loans in an Alternative Currency, such amount as may be agreed by the Agent and the Borrowers’ Agent) or an integral multiple of $1,000,000 (or Loans in Canadian Dollars, Cdn $1,000,000 or Loans in an Alternative Currency, such amount as may be agreed by the Agent and the Borrowers’ Agent) in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Term SOFR Loans or ~~BA Equivalent~~Term CORRA Loans are to be prepaid, the Interest Period(s) or ~~BA Equivalent~~Term CORRA Interest Period(s) of such Loans. The Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Pro Rata Share). If such notice is given by any Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that such prepayment obligation may be conditioned on the occurrence of any subsequent event (including a Change of Control, refinancing transaction or acquisition or other Investment). Subject to the other limitations expressly set forth in this Agreement, the applicable Borrower may elect to apply voluntary prepayments of Loans to one or more Type(s) or class(es) of Loans selected by such applicable Borrower in its sole discretion (provided that such voluntary prepayments of Loans shall be made pro rata within any such Type(s) or class(es) selected by such applicable Borrower). In the event that the applicable Borrower does not specify the application of prepayments as between Types or classes of Loans, such Borrower shall be deemed to have elected that such prepayment be applied on a pro rata basis among all Types and classes of Loans.
4.2.Out-of-Formula Condition. The U.S. Borrowers and the Canadian Borrowers shall promptly (and in any event within one Business Day) pay to the Agent, for the account of the Lenders (or the applicable Swingline Lenders) and/or to cash collateralize Letters of Credit pursuant to Section 2.4(g), upon demand, (a) in the case of the U.S. Credit Facilities, the amount, if any, by which the Aggregate U.S. Revolver Outstandings exceeds at any time (other than as a result of an Agent Advance) the amount equal to (i) the lesser of (A) the Maximum U.S. Revolver Amount and (B) the Combined Borrowing Base, minus (ii) the Aggregate Multicurrency Revolver Outstandings, and (b) in the case of the Multicurrency Credit Facility, the amount, if any, by which the amount of the Aggregate Multicurrency Revolver Outstandings exceeds at any time (other than as a result of an Agent Advance) the amount equal to (i) the lesser of (A) the Maximum Multicurrency Revolver Amount and (B) the Combined Borrowing Base, minus (ii) the Aggregate U.S. Revolver Outstandings, (any such condition under clause (a) or (b) being an “Out-of-Formula Condition”); provided that no such payment shall be required if the Out-of-Formula Condition is created solely as a result of an Agent Advance. Notwithstanding the foregoing, if at any time any prepayment of any Term SOFR Loans or ~~BA Equivalent~~Term CORRA Loans pursuant to this Section 4.2 would result in the relevant Borrower incurring breakage costs under Section 5.4 as a result of Term SOFR Loans or ~~BA Equivalent~~Term CORRA Loans being prepaid other than on the last day of the Interest Period or ~~BA Equivalent~~Term CORRA Interest Period with respect thereto, then the relevant Borrower may, so long as no Default or Event of Default shall have occurred and be continuing, in its sole discretion, deposit all or a portion of the amounts that otherwise would have been paid under this Section 4.2 in respect of such Term SOFR Loans or ~~BA Equivalent~~Term CORRA Loans with the Agent (which deposit must be equal in amount to the amount of such Term SOFR Loans or ~~BA Equivalent~~Term CORRA Loans not immediately prepaid), to be held as security for the obligations of the applicable Borrowers to make such prepayment pursuant to a cash collateral agreement to be entered into on terms reasonably satisfactory to the Agent, with such cash collateral to be directly applied upon the first occurrence thereafter of the last day of an Interest Period or ~~BA Equivalent~~Term CORRA Interest Period with respect to such Term SOFR Loans or ~~BA Equivalent~~Term CORRA Loans (or such earlier date or dates as shall be requested by the Borrowers’ Agent).
4.3.Termination or Reductions of Facilities.
(a)The Borrowers’ Agent (on behalf of the Borrowers) may terminate this Agreement, upon at least one Business Days’ notice to the Agent (who will promptly distribute such notice to the Lenders), upon Full Payment of the Obligations and payment of amounts (if any) due under Section 5.4.
(b)The Borrowers’ Agent (on behalf of any Borrower) may from time to time reduce the amount of the U.S. Facility Commitments (on a pro rata basis based on the Lenders’ respective Pro Rata Share of the U.S. Facility Commitments, unless otherwise agreed to by the respective U.S. Facility Lenders), or the amount of the Multicurrency Facility Commitments (on a pro rata basis based on the Lenders’ respective Pro Rata Share of the Multicurrency Facility Commitments, unless otherwise agreed to by the respective U.S. Facility Lenders), upon at least one Business Day’s prior written notice to the Agent (who will promptly distribute such notice to the Lenders), which notice shall specify the amount of the reduction and shall be irrevocable once given, provided, that, in no event shall the aggregate amount of the Multicurrency Facility Commitments be more than 10% of all Revolving Credit Commitments after giving effect to any such reductions. Each reduction shall be in a minimum amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof. If after giving effect to any reduction of the Commitments, the Maximum U.S. Revolver Amount, the Maximum Multicurrency Revolver Amount, the Letter of Credit Subfacility, the U.S. Letter of Credit Subfacility, the Multicurrency Letter of Credit Subfacility, the U.S. Swingline Sublimit, or the Multicurrency Swingline Sublimit shall exceed the Revolving Credit Commitments at such time, each such amount, subfacility or sublimit, as the case may be, shall be automatically reduced by the amount of such excess and such reduction shall be accompanied by such payment (if any) as may be required to be made such that after giving effect to such payment the Equivalent Amount in Dollars of the relevant aggregate U.S. Revolving Loans, Multicurrency Revolving Loans, Letters of Credit or Swingline Loans do not exceed the applicable amount, subfacility or sublimit as so reduced. Each reduction in the Commitments shall be accompanied by such payment (if any) as may be required to avoid an Out-of-Formula Condition.
(c)[Intentionally omitted].
(d)[Intentionally omitted].

(e)Any notice of termination delivered by the Borrowers’ Agent pursuant to clause (a) of this Section 4.3 may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case, subject to Section 5.4, such notice may be revoked by the Borrowers’ Agent (by written notice to the Agent on or prior to the specified effective date) if such condition is not satisfied.
(f)[Intentionally omitted].
(g)All outstanding Commitments shall terminate on the Maturity Date.
(h)At any time that the Maximum Multicurrency Revolver Amount has been permanently reduced to zero and Full Payment with respect to the Obligations of the Canadian Borrowers has occurred, the Agent agrees, at the election of the Borrowers’ Agent, to (i) terminate the Canadian GCA and any other Canadian Security Document and (ii) release any security interest granted under any Canadian Security Document and release each Guarantor from its obligations under the Canadian GCA.
4.4.Term SOFR Loan and ~~BA Equivalent~~Term CORRA Loans Prepayments. In connection with any prepayment, if any Term SOFR Loans or ~~BA Equivalent~~Term CORRA Loans are prepaid prior to the expiration date of the Interest Period or ~~BA Equivalent~~Term CORRA Interest Period applicable thereto, such prepayment shall be accompanied by all accrued interest thereon, and the Borrowers shall comply with Section 5.4.
4.5.Payments by the Borrowers.
(a)All payments to be made by the Borrowers shall be made without setoff, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the applicable Borrowers shall be made to the Agent for the account of the Lenders, at the account designated by the Agent, and shall be made in Dollars, Canadian Dollars or any other Alternative Currency, as applicable, and in immediately available funds, no later than 12:00 noon, New York City time, on the date specified herein; provided that if for any reason any Borrower is prohibited by any Requirement of Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Equivalent Amount in Dollars.
(b)Any payment received by the Agent after the time set forth in clause (a) above shall be deemed (for purposes of calculating interest only) to have been received on the following Business Day and any applicable interest shall continue to accrue.
(c)Subject to the provisions set forth in the definition of “Interest Period” and “~~BA Equivalent~~Term CORRA Interest Period”, as applicable, whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.
4.6.Apportionment, Application and Reversal of Payments.

(a)Principal and interest payments (but excluding payments to any tranche established after the date of this Agreement pursuant to Section 2.5, 2.6 or 2.7 to the extent otherwise provided in the applicable amendment to this Agreement relating to such tranche) shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each such Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to the Agent, any Arranger or the applicable Letter of Credit Issuer. Principal and interest payments on any loans made pursuant to any tranche established after the date of this Agreement pursuant to Section 2.5, 2.6 or 2.7 shall be allocated pro rata (or as may otherwise be provided for in the applicable amendment to this Agreement relating to such tranche) among the Lenders with commitments under any facility in respect thereof or with participations in such tranche (in each case subject to any limitations on non-pro rata payments otherwise provided in any such section).
(b)All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Collateral received by the Agent in accordance with the terms of the Loan Documents, shall be applied, ratably (within in each tier below, to the applicable Secured Party), subject to the provisions of this Agreement and any applicable Acceptable Intercreditor Agreement, first, to pay any fees, indemnities or expense reimbursements then due to the Agent or the Arrangers from the applicable Borrower or Borrowers; second, to pay any fees or expense reimbursements then due to the Lenders from the applicable Borrower or Borrowers; third, to pay interest due in respect of all Loans of the applicable Borrower or Borrowers, including Swingline Loans and Agent Advances; fourth, to pay or prepay principal of the Swingline Loans and Agent Advances of the applicable Borrower or Borrowers; fifth, ratably, to pay or prepay principal of the Loans (excluding the applicable Swingline Loans and applicable Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit of the Company and its Subsidiaries and, if an Event of Default has occurred and is continuing at such time, to (i) pay Designated Bank Products Obligations of the applicable Obligor or Obligors in respect of any Waterfall Priority Hedge Agreements, in an amount not to exceed the amount of the Waterfall Priority Hedge Agreement Reserve with respect to such Waterfall Priority Hedge Agreement and (ii) to pay an amount to the Agent equal to all outstanding Obligations (contingent or otherwise) with respect to outstanding Letters of Credit issued for the account of the Company or any of its Subsidiaries to be held as cash collateral for such Obligations; sixth, to the payment of any other applicable Obligations, including any amounts relating to Bank Products not otherwise paid above, due to the Agent, any Lender, any Affiliate of the Agent or any Lender or any other Secured Party, by the Obligors; and seventh, to pay any remaining amounts to the applicable Borrower or Borrowers for its or their own account; provided that (i) no proceeds from the Canadian Collateral shall be applied to the outstanding principal amount of U.S. Revolving Loans or to cash collateralize outstanding Letters of Credit (other than Letters of Credit issued for the account of any Canadian Obligor) and (ii) proceeds from the U.S. Collateral shall be applied to the outstanding principal amount of U.S. Revolving Loans, to cash collateralize outstanding Letters of Credit and to pay other U.S. Obligations (in the order set forth above) before being applied to the payment or cash collateralization of any Canadian Obligations.
(c)Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrowers, or unless an Event of Default has occurred and is continuing, neither the Agent nor any Lender shall apply any payments which it receives to any Term SOFR Loan or ~~BA Equivalent~~Term CORRA Loan, except (i) on the expiration date of the Interest Period or ~~BA Equivalent~~Term CORRA Interest Period applicable to any such Term SOFR Loan or ~~BA Equivalent~~Term CORRA Loan, or (ii) in the event, and only to the extent, that there are no outstanding Base Rate Loans and, in such event, the Borrowers shall pay Term SOFR Loan or ~~BA Equivalent~~Term CORRA Loan breakage losses in accordance with Section 5.4. The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the applicable U.S. Obligations or Canadian Obligations. Notwithstanding anything to the contrary herein, this Section 4.6 may be amended in accordance with Section 12.1(c) (and the Lenders hereby irrevocably authorize the Agent to enter into any such amendments) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of loans added pursuant to Section 2.5, 2.6 or 2.7, as applicable.
(d)Unless Agent receives notice from Borrowers prior to the date on which a payment is due to Agent for the account of Lenders or Letter of Credit Issuer hereunder that Borrowers will not make such payment, Agent may assume that Borrowers have made such payment on such date in accordance herewith and may, in reliance on such assumption, distribute to Lenders or Letter of Credit Issuer, as applicable, the amount due. With respect to any payment that Agent makes for the account of Lenders or Letter of Credit Issuer hereunder as to which Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment, a “Rescindable Amount”): (i) Borrowers have not in fact made such payment, (ii) Agent has made a payment in excess of the amount so paid by Borrowers (whether or not then owed), or (iii) Agent has for any reason otherwise erroneously made such payment, then each Lender or Letter of Credit Issuer, as applicable, severally agrees to repay to Agent promptly on demand (but in no event later than two Business Days) the Rescindable Amount so distributed to or otherwise made for the account of such Lender or Letter of Credit Issuer, in immediately available funds with interest thereon for each day from and including the date such amount is distributed to it to but excluding the date of payment to Agent, at the greater of the Federal Funds Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation. A notice by Agent to Letter of Credit Issuer, any Lender or any Borrower with respect to any amount owing under this clause (d) shall be conclusive, absent manifest error.
4.7.Indemnity for Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent, any Lender, either Bank or any Affiliate of either Bank or any other Secured Party is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent, such Lender, such Bank or such Affiliate of such Bank or such other Secured Party, and the Borrowers shall be liable to pay to the Agent, the Lenders, such Bank, such Affiliate of such Bank or such other Secured Party and hereby do indemnify the Agent, the Lenders, such Bank, such Affiliate of such Bank or such other Secured Party and hold the Agent, the Lenders, such Bank, such Affiliate of such Bank or such other Secured

Party harmless for the amount of such payment or proceeds surrendered. The provisions of this Section 4.7 shall be and remain effective notwithstanding any release of Collateral or guarantors, cancellation or return of Loan Documents, or other contrary action which may have been taken by the Agent, any Lender, either Bank, such Affiliate of such Bank or such other Secured Party in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent’s, the Lenders’, such Bank’s, such Affiliate of the Bank or such other Secured Party’s rights under this Agreement and the other Loan Documents and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 4.7 shall survive the repayment of the Obligations and termination of this Agreement.
4.8.[Intentionally Omitted].
4.9.Agent’s and Lenders’ Books and Records; Monthly Statements. The Agent shall record the principal amount and currency of the Loans owing to each Lender, the maximum amount available to be drawn under and the currency of all applicable outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender’s Loans in its books and records. Failure by the Agent or any Lender to make such notation shall not affect the obligations of the Borrowers with respect to the Loans or the Letters of Credit. The Borrowers agree that the Agent’s and each Lender’s books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof (absent manifest error), irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrowers a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Obligors and an account stated (absent manifest error and except for reversals and reapplications of payments made as provided for in Section 4.6 and corrections of errors discovered by the Agent), unless the Borrowers notify the Agent in writing to the contrary within 30 days after such statement is rendered. In the event a timely written notice of objections is given by the Borrowers, only the items to which exception is expressly made will be considered to be disputed by the Borrowers.
4.10.Borrowers’ Agent. Each of the Obligors, other than the Company, hereby irrevocably appoints the Company, and the Company shall act under this Agreement, as the agent, attorney-in-fact and legal representative of such other Obligors for all purposes, including requesting Loans and receiving account statements and other notices and communications to the Obligors (or any of them) from the Agent, any Letter of Credit Issuer or any Lender. The Agent, the Letter of Credit Issuers and the Lenders may rely, and shall be fully protected in relying, on any Notice of Borrowing, Notice of Continuation/Conversion, request for a Letter of Credit, disbursement instruction, report, information or any other notice or communication made or given by the Company, whether in its own name, as Borrowers’ Agent, on behalf of any other Obligor or on behalf of the “Obligors” or the “Borrowers”, and neither the Agent nor the Letter of Credit Issuers or any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of any other Obligor as to the binding effect on it of any such notice, request, instruction, report, information, other notice or communication; provided that the provisions of this Section 4.10 shall not be construed so as to preclude any Obligor from taking actions permitted to be taken by an Obligor hereunder.
4.11.[Intentionally Omitted].
4.12.Excess Resulting from Exchange Rate Change.
(a)If at any time following one or more fluctuations in the exchange rate of any Alternative Currency against the Dollar, the Aggregate U.S. Revolver Outstandings exceed the Maximum Revolver Amount, the applicable U.S. Borrowers shall, if such excess is in an aggregate amount that is greater than or equal to 3% of the Maximum Revolver Amount, within three Business Days of notice of such excess from the Agent, (i) make the necessary payments or repayments to reduce the Aggregate U.S. Revolver Outstandings to an amount necessary to eliminate such excess or (ii) maintain or cause to be maintained with the Agent deposits as continuing collateral security for the Aggregate U.S. Revolver Outstandings in an amount equal to the amount of such excess, such deposits to be maintained in such form and upon such terms as are reasonably acceptable to the Agent.
(b)If at any time following one or more fluctuations in the exchange rate of the Canadian Dollar against the Dollar, the Aggregate Multicurrency Revolver Outstandings exceeds the Maximum Multicurrency Revolver Amount, the applicable Canadian Borrowers shall, if such excess is in an aggregate amount that is greater than or equal to 3% of the Maximum Multicurrency Revolver Amount, within three Business Days of notice of such excess from the Agent, (x) make the necessary payments or repayments to reduce the Aggregate Multicurrency Revolver Outstandings to an amount necessary to eliminate such excess or (y) maintain or cause to be maintained with the Agent deposits as continuing collateral security for the Aggregate Multicurrency Revolver Outstandings in an amount equal to the amount of such excess, such deposits to be maintained in such form and upon such terms as are reasonably acceptable to the Agent.
(c)If at any time following one or more fluctuations in the exchange rate of any Alternative Currency or the Canadian Dollar against the Dollar, the Equivalent Amount in Dollars of the aggregate unpaid principal balance of Multicurrency Canadian Swingline Loans exceeds the Multicurrency Swingline Sublimit or Canadian Borrowers shall, if such excess is in an aggregate amount that is greater than or equal to 3% of the Multicurrency Swingline Sublimit within three Business Days of notice of such excess from the Agent, make the necessary payments or repayments to reduce the aggregate unpaid principal balance of Multicurrency Swingline Loans to an amount necessary to eliminate such excess.
(d)If at any time following one or more fluctuations in the exchange rate of any Alternative Currency or the Canadian Dollar against the Dollar, the Aggregate Revolver Outstandings exceed the Maximum Revolver Amount, the applicable Borrowers shall, if such excess is in an aggregate amount that is greater than or equal to 3% of the Maximum Revolver Amount, within three Business Days of notice of such excess from the Agent, (i) make the necessary payments or repayments to reduce the Aggregate Revolver Outstandings to an amount necessary to eliminate such excess or (ii) maintain or cause to be maintained with the Agent deposits as continuing collateral security for the Aggregate Revolver Outstandings in an amount equal to the amount of such excess, such deposits to be maintained in such form and upon such terms as are reasonably acceptable to the Agent.
4.13.[Intentionally omitted.]
4.14.Joint and Several Liability. The obligations of the Borrowers hereunder and under the other Loan Documents shall be joint and several and, as such, each Borrower shall be liable for all of the obligations of the other Borrowers under this Agreement and the other Loan Documents. To the fullest extent permitted by law, the liability of each Borrower for the obligations under this Agreement and the other Loan Documents of the other Borrowers with whom it has joint and several liability shall be absolute, unconditional and irrevocable, without regard to (i) the validity or enforceability of this Agreement or any other Loan Document, any of the obligations hereunder or thereunder or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any applicable Secured Party, (ii) any defense, setoff or counterclaim (other than a defense of payment or performance hereunder; provided that no Borrower hereby waives any suit for breach of a contractual provision of any of the Loan Documents) which may at any time be available to or be asserted by any other Borrower or any other Person against any Secured Party or (iii) any other circumstance whatsoever (with or without notice to or knowledge of any other Borrower or such Borrower) which constitutes, or might be construed to constitute, an equitable or legal discharge of any other Borrower for the obligations hereunder or under any other Loan Document or of such Borrower under this Section 4.14, in bankruptcy or in any other instance. Each Borrower hereby expressly waives promptness, diligence, notice of acceptance and any other notice (except to the extent provided for herein or in another Loan Document) with respect to any of the Obligations, this Agreement or any other Loan Documents and any requirement that the Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any Collateral. Notwithstanding any other provisions contained herein or in any other Loan Document, if a “secured creditor” (as that term is defined under the BIA) is determined by a court of competent jurisdiction not to include a Person to whom obligations are owed on a joint and several basis, then such Person’s Obligations (and the Obligations of each other Canadian Obligor or any other applicable Obligor), to the extent such Obligations are secured, shall be several obligations and not joint and several obligations.
ARTICLE V

TAXES, YIELD PROTECTION AND ILLEGALITY
5.1.Taxes.
(a)Unless otherwise required by applicable law, any and all payments by an Obligor to a Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding, for any Taxes. In addition, the Obligors shall pay all Other Taxes to the relevant Governmental Authority in accordance with applicable law, or at the option of Agent timely reimburse it for the payment of any Other Taxes.
(b)The Obligors agree jointly and severally to indemnify and hold harmless each Lender, each Letter of Credit Issuer and the Agent for the full amount of Indemnified Taxes

(including any Indemnified Taxes imposed on amounts payable under this Section 5.1) payable or paid by any Lender, Letter of Credit Issuer or the Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this indemnification shall be made within 30 days after the date such Lender, Letter of Credit Issuer or the Agent makes written demand therefor in accordance with Section 5.6. For the avoidance of doubt, an Obligor does not have to indemnify and hold harmless a Lender under this Section 5.1(b) to the extent that the Lender is otherwise compensated under a separate clause of this Section 5.1.
(c)If an Obligor shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to any Lender, Letter of Credit Issuer or the Agent, then:
(i)If such Tax is an Indemnified Tax, the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 5.1) such Lender, Letter of Credit Issuer or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;
(ii)the Obligor shall make such deductions and withholdings; and
(iii)the Obligor shall timely pay the full amount deducted or withheld to the relevant taxing authority or other Governmental Authority in accordance with applicable law.
(d)At the Agent’s request, within 30 days after the date of any payment by an Obligor of Indemnified Taxes, the relevant Obligor shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment, or other evidence of payment reasonably satisfactory to the Agent.
(e)If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.1 (including by the payment of additional amounts pursuant to this Section 5.1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (e) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (e), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (e) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (e) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(f)Status of Lenders.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers’ Agent and the Agent, at the time or times reasonably requested by the Borrowers’ Agent or the Agent, such properly completed and executed documentation reasonably requested by the Borrowers’ Agent or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers’ Agent or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers’ Agent or the Agent as will enable the Borrowers’ Agent or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 5.1(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Borrower,
(A)any Lender that is a U.S. Person shall deliver to the Borrowers’ Agent and the Agent, on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers’ Agent or the Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers’ Agent and the Agent (in such number of copies as shall be requested by the recipient), on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers’ Agent or the Agent), whichever of the following is applicable:
(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)executed copies of IRS Form W-8ECI;

(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3) (A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or
(4)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner;
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers’ Agent and the Agent (in such number of copies as shall be requested by the recipient), on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the applicable Borrower or the Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the applicable Borrower or the Agent to determine the withholding or deduction required to be made; and
(D)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers’ Agent and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers’ Agent or the Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C) (i) of the Code) and such additional documentation reasonably requested by the Borrowers’ Agent or the Agent as may be necessary for the Borrowers’ Agent and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(iii)Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers’ Agent and the Agent in writing of its legal inability to do so.
(g)Each Lender agrees severally to indemnify and hold harmless the Agent for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Obligor has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the

Obligors to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.21(b) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case that are payable or paid by the Agent in connection with this Agreement or any other Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this indemnification shall be made within 30 days after the date the Agent makes written demand therefor in accordance with Section 5.6(b).
5.2.Illegality.
(a)If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, in each case after the later of the Agreement Date or the date such Lender became a party to this Agreement, has made it unlawful, or that any central bank or other Governmental Authority has asserted after such date that it is unlawful, for such Lender or its applicable lending office to make Term SOFR Loans, Daily One Month SOFR Loans ~~or BA Equivalent~~, Term CORRA Loans or Daily Simple CORRA Loans, then, on notice thereof by that Lender to the Borrowers’ Agent through the Agent, any obligation of that Lender to make Term SOFR Loans, Daily One Month SOFR Loans ~~or BA Equivalent~~, Term CORRA Loans or Daily Simple CORRA Loans shall be suspended until that Lender notifies the Agent and the Borrowers’ Agent that the circumstances giving rise to such determination no longer exist.
(b)If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, in each case after the later of the Agreement Date or the date such Lender became a party to this Agreement, has made it unlawful, or that any central bank or other Governmental Authority has asserted after such date that it is unlawful, for such Lender or its applicable lending office to make or maintain Base Rate Loans whose interest rate is determined by reference to Term SOFR, the interest rate applicable to such Lender’s Base Rate Loans shall, as necessary to avoid such illegality, be determined by the Agent without reference to the Term SOFR component of Base Rate until that Lender notifies the Agent and the Borrowers’ Agent that the circumstances giving rise to such determination no longer exist.
(c)If a Lender determines that it is unlawful to maintain any Term SOFR Loan, Daily One Month SOFR Loan ~~or BA Equivalent~~, Term CORRA Loan or Daily Simple CORRA Loan as a result of the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, in each case after the later of the Agreement Date or the date such Lender became a party to this Agreement, the Borrowers shall, upon their receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such Term SOFR Loans, Daily One Month SOFR Loans ~~or BA Equivalent~~, Term CORRA Loans or Daily Simple CORRA Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 5.4, either on the last day of the Interest Period or ~~BA Equivalent~~Term CORRA Interest Period thereof, if that Lender may lawfully continue to maintain such Term SOFR Loans, Daily One Month SOFR Loans ~~or BA Equivalent~~, Term CORRA Loans or Daily Simple CORRA Loans to such day, or immediately, in the case of such Base

Rate Loans or if that Lender may not lawfully continue to maintain such Term SOFR Loans, Daily One Month SOFR Loans ~~or BA Equivalent~~, Term CORRA Loans or Daily Simple CORRA Loans. If the Borrowers are required to so prepay any Term SOFR Loans, Daily One Month SOFR Loans ~~or BA Equivalent~~, Term CORRA Loans or Daily Simple CORRA Loans, then concurrently with such prepayment, the Borrowers shall borrow from the affected Lender, in the amount (or the Equivalent Amount in Dollars, as applicable) of such repayment, a Base Rate Loan denominated in Dollars bearing interest based on the Base Rate or a Canadian Prime Rate Loan, as the case may be.
5.3.Increased Costs and Reduction of Return.
(a)If any Lender or Letter of Credit Issuer determines that due to any of (i) the introduction of or any change in the interpretation of any law or regulation (including any law or regulation relating to Taxes (other than (x) Indemnified Taxes and (y) Excluded Taxes)), (ii) the compliance by that Lender or Letter of Credit Issuer with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case of clauses (i) and (ii), after the later of the Agreement Date or the date such Lender or Letter of Credit Issuer became a party to this Agreement, (iii) compliance by that Lender or Letter of Credit Issuer with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any request, rule, guideline or directive thereunder or issued in connection therewith (whether or not having the force of law), regardless of the date enacted, adopted or issued, or (iv) the compliance by that Lender or Letter of Credit Issuer with any requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or United States regulatory authorities, in each case pursuant to Basel III, regardless of the date enacted, adopted or issued, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Term SOFR Loans, Daily One Month SOFR Loans ~~or BA Equivalent~~, Term CORRA Loans or Daily Simple CORRA Loans, then, subject to clause (c) of this Section 5.3, the Borrowers shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender or Letter of Credit Issuer, additional amounts as are sufficient to compensate such Lender for such increased costs.
(b)If any Lender or Letter of Credit Issuer shall have determined that (i) the introduction of or compliance with any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, in each case of clauses (i) through (iii), after the later of the Agreement Date or the date such Lender or Letter of Credit Issuer became a party to this Agreement, (iv) compliance by that Lender with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any request, rule, guideline or directive thereunder or issued in connection therewith (whether or not having the force of law), regardless of the date enacted, adopted or issued, or (v) any requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or United States regulatory authorities, in each case pursuant to Basel III, regardless of the date enacted, adopted or issued affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender or Letter of Credit Issuer and

(taking into consideration such Lender’s, Letter of Credit Issuer’s or such corporation’s or other entity’s policies with respect to capital adequacy and such Lender’s desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of such Lender or Letter of Credit Issuer to the Borrowers’ Agent through the Agent, subject to clause (c) of this Section 5.3, the Borrowers shall pay to such Lender or Letter of Credit Issuer, from time to time as specified by such Lender or Letter of Credit Issuer, additional amounts sufficient to compensate such Lender or Letter of Credit Issuer for such increase.
(c)Failure or delay on the part of any Lender or Letter of Credit Issuer to demand compensation pursuant to the foregoing provisions of this Section 5.3 shall not constitute a waiver of such Lender’s or Letter of Credit Issuer’s right to demand such compensation. Notwithstanding any other provision herein, no Lender or Letter of Credit Issuer shall demand compensation pursuant to this Section 5.3 if it shall not at the time be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements, if any (and such Lender or Letter of Credit Issuer so certifies to the Borrowers).
5.4.Funding Losses. The Borrowers shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:
(a)the failure of the Borrowers to borrow a Term SOFR Loan, Daily One Month SOFR Loan ~~or BA Equivalent~~, Term CORRA Loan or Daily Simple CORRA Loan after any Borrower has given (or is deemed to have given) a Notice of Borrowing;
(b)the failure of the Borrowers to continue a Term SOFR Loan or ~~BA Equivalent~~Term CORRA Loan or convert a Loan into a Term SOFR Loan, Daily One Month SOFR Loan ~~or BA Equivalent~~, Term CORRA Loan or Daily Simple CORRA Loan after any Borrower has given (or is deemed to have given) a Notice of Continuation/Conversion; or
(c)the prepayment or other payment (including after acceleration thereof) of any Term SOFR Loans or ~~BA Equivalent~~Term CORRA Loans on a day that is not the last day of the relevant Interest Period or ~~BA Equivalent~~Term CORRA Interest Period (including any payment in respect thereof pursuant to Section 5.10), including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Term SOFR Loans, Daily One Month SOFR Loans ~~or BA Equivalent~~, Term CORRA Loans or Daily Simple CORRA Loans or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by any Lender in connection with the foregoing.
5.5.Inability to Determine Applicable Interest Rate. If prior to the commencement of any Interest Period or ~~BA Equivalent~~Term CORRA Interest Period for a Term SOFR Loan or ~~BA Equivalent~~Term CORRA Loan, or at any time if in connection with an existing or proposed Base Rate Loan or in the case of any Daily One Month SOFR Loan or Daily Simple CORRA Loan:

(a)the Agent determines (which determination shall be conclusive absent manifest error) that (i) no Successor Rate has been determined in accordance with Section 5.7, and the circumstances under Section 7(a)(i) or the Scheduled Unavailability Date has occurred (as applicable) or no ~~BA~~Term CORRA Successor Rate has been determined in accordance with Section 5.8, or (ii) adequate and reasonable means do not exist for ascertaining Term SOFR or the ~~BA Rate~~Term CORRA for such Interest Period or ~~BA Equivalent~~Term CORRA Interest Period or Term SOFR (in the case of any Daily One Month SOFR Loan); or
(b)the Agent is advised by Lenders whose Pro Rata Shares aggregate more than 50% that Term SOFR or ~~the BA Rate~~Term CORRA for such Interest Period or ~~BA Equivalent~~Term CORRA Interest Period, or Term SOFR (in the case of any Daily One Month SOFR Loan) or Term SOFR (in the case of any Daily One Month SOFR Loan), as applicable, will not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans included for such Interest Period or ~~BA Equivalent~~Term CORRA Interest Period (or of making or maintaining such Base Rate Loans, Daily One Month SOFR Loans or Canadian Prime Rate Loans) (each of clauses (a) and (b), a “Market Disruption Event”), then the Agent shall promptly give notice thereof to the Borrowers’ Agent and the applicable Lenders by telephone, facsimile transmission or PDF attachment to an e-mail or other electronic communication as promptly as practicable thereafter and, until the Agent notifies the Borrowers’ Agent and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Notice of Continuation/Conversion that requests the conversion of any applicable Loan to, or continuation of any such Loan as, a Term SOFR Loan, Daily One Month SOFR Loan ~~or a BA Equivalent~~, a Term CORRA Loan or a Daily Simple CORRA Loan, as applicable, shall be ineffective and (A) such Loan shall be converted to or continued as, on the last day of the Interest Period or ~~BA Equivalent~~Term CORRA Interest Period applicable thereto, a Base Rate Loan or a Canadian Prime Rate Loan, as applicable, and (B) any such Loan denominated in an Alternative Currency, as applicable, shall be prepaid in full, together with interest accrued thereon, either on the last day of the Interest Period thereof, in the case of a Term SOFR Loan, or immediately, in the case of a Base Rate Loan, (ii) if any Notice of Borrowing requests a Term SOFR Loan, Daily One Month SOFR Loan ~~or a BA Equivalent~~, a Term CORRA Loan or a Daily Simple CORRA Loan, (A) such Loan shall be made as a Base Rate Loan denominated in Dollars bearing interest based on the Base Rate or the Canadian Base Rate, as applicable, or such Loan shall be made as a Canadian Prime Rate Loan, as applicable, and (B) any such Loan denominated in an Alternative Currency, as applicable, shall not be made, and (iii) in each case, the utilization of the Term SOFR component in determining Base Rate or Canadian Base Rate, as applicable, shall be suspended, or the utilization of the ~~BA Rate~~Term CORRA component in determining Canadian Prime Rate shall be suspended, as applicable; provided that with respect to clause (i)(B) above, if the Borrowers are required to so prepay any such Loans, then concurrently with such prepayment, the Borrowers shall borrow from the Lenders, in the Equivalent Amount in Dollars of such repayment, a Base Rate Loan denominated in Dollars bearing interest based on the Base Rate or Canadian Base Rate, as applicable. Upon receipt of such notice, the Borrowers may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by them. During any period in which a Market Disruption Event is in effect, the Borrowers’ Agent may request that the Agent or the Lenders whose Pro Rata Shares aggregate more than 50%, as applicable, confirm that the circumstances giving rise to the

Market Disruption Event continue to be in effect; provided that (x) the Borrowers’ Agent shall not be permitted to submit any such request more than once in any 30-day period and (y) nothing contained in this Section 5.5 or the failure to provide confirmation of the continued effectiveness of such Market Disruption Event shall in any way affect the Agent’s right or the right of the applicable Lenders to provide any additional notices of a Market Disruption Event as provided in this Section 5.5. If the Agent or such Lenders, as applicable, have not confirmed within 10 Business Days after request of such confirmation from the Borrowers’ Agent that a Market Disruption Event has occurred, then such Market Disruption Event shall be deemed to be no longer existing.
5.6.Certificates of Agent.
(a)If the Agent or any Lender claims reimbursement or compensation under this Article V (other than under Section 5.1(g)), the Agent or the affected Lender shall determine the amount thereof and shall deliver to the Borrowers’ Agent (with a copy to the Agent, in the case of a Lender) a certificate setting forth in reasonable detail the amount payable to the Agent or the affected Lender (provided that no such certificate shall be required to disclose confidential or price sensitive data or any information the disclosure of which is prohibited by law), and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error; provided that, except for (1) compensation under Section 5.1, the Borrowers shall not be obligated to pay the Agent or such Lender any compensation attributable to any period prior to the date that is 90 days prior to the date on which the Agent or such Lender first gave notice to the Borrowers’ Agent of the circumstances entitling such Lender to compensation, and (2) if an event or circumstance giving rise to such amounts is retroactive, then the 90 period referred to above shall be extended to include the period of retroactive effect thereof. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.
(b)If the Agent claims reimbursement or compensation under Section 5.1(g), the Agent shall determine the amount thereof and shall deliver to the applicable Lender a certificate setting forth in reasonable detail the amount payable to the Agent, and such certificate shall be conclusive and binding on such Lender in the absence of manifest error. Such Lender shall pay to the Agent the amount shown as due on any such certificate within 30 days after receipt thereof.
5.7.Successor Rate.
(a)Notwithstanding anything to the contrary in this Agreement or any other Loan Documents (including Section 12.1), if the Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers’ Agent or Required Lenders notify the Agent (with, in the case of the Required Lenders, a copy to Borrowers’ Agent) that the Borrowers’ Agent or Required Lenders (as applicable) have determined, that:
(i)adequate and reasonable means do not exist for ascertaining Term SOFR for any requested Interest Period, including because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over Agent, CME or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one, three and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided, that, at the time of such statement, there is no successor administrator satisfactory to the Agent that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one, three and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”);
then, on a date and time determined by the Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any other applicable Loan Document with Daily Simple SOFR plus the SOFR Adjustment (the “Successor Rate”), for any payment period for interest calculated that can be determined by the Agent, in each case, without any amendment to, or further action or consent of any other party to, any Loan Document. If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest accruing on the affected Loans will be payable on a monthly basis.
(b)Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for all purposes of the Loan Documents.
5.8.Replacement of Term CORRA or Term CORRA Successor ~~BA~~ Rate.
~~(a)~~ Notwithstanding anything to the contrary in this Agreement or any other Loan Documents (including Section 12.1), if the Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers' Agent or Required Lenders notify the Agent (with, in the case of the Required Lenders, a copy to Borrowers' Agent) that the Borrowers' Agent or Required Lenders (as applicable) have determined, that:
(a)~~(i)~~ adequate and reasonable means do not exist for ascertaining ~~the BA Rate~~Term CORRA for any requested Term CORRA Interest Period, including because the ~~CDOR~~Term CORRA Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
~~(ii) the administrator of CDOR, the Canadian Alternative Reference Rate Working Group or a Governmental Authority having jurisdiction over the Agent has made a public statement identifying a specific date after which the CDOR or the CDOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “CDOR Scheduled Unavailability Date”); or~~
(b)the administrator of CORRA or Term CORRA, or a Governmental Authority having jurisdiction over the Agent or such administrator has made a public statement identifying a specific date after which CORRA, Term CORRA or the Term CORRA Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of syndicated loans denominated in Canadian Dollars, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Agent that will continue to provide such representative tenor(s) of Term CORRA (the latest date on which all tenors of Term CORRA under this Agreement are no longer representative or available permanently or indefinitely, the “CORRA Scheduled Unavailability Date”); or
(c)~~(iii)~~ syndicated loans currently being executed, or that include language similar to that contained in this Section 5.8, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace ~~the BA Rate~~CORRA, Term CORRA or the ~~CDOR~~Term CORRA Screen Rate,
or if ~~then, reasonably promptly after such determination by the Agent or receipt by the Agent of such notice, as applicable, the Agent~~the events or circumstances of the type described in paragraphs (a) or (b) above have occurred with respect to the Term CORRA Successor Rate then in effect, then the Agent and the Borrowers~~' Agent~~  may amend this Agreement ~~to replace the BA Rate with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein),~~solely for the purpose of replacing Term CORRA or any then current Term CORRA Successor Rate in accordance with this Section 5.8 an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar ~~syndicated~~ credit facilities syndicated and agented in the U.S. and denominated in Canadian Dollars for such alternative benchmarks ~~(~~, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in Canadian Dollars for such benchmarks (and any such proposed rate, ~~a “BA~~including for the avoidance of doubt, any adjustment thereto, a “Term CORRA Successor Rate”), together with any proposed ~~BA~~Term CORRA Successor Rate Conforming Changes, and any such amendment shall become effective at 5:00 p.m., New York City time, on the fifth Business Day after the Agent shall have posted such proposed amendment to all Lenders and Borrowers unless, prior to such time, the Lenders comprising the Required Lenders have delivered to the Agent written notice that the Required Lenders do not accept such amendment.
~~(b) If no BA Successor Rate has been determined and the circumstances under clause (a) above exist or the CDOR Scheduled Unavailability Date has occurred (as applicable), the Agent will promptly so notify the Borrowers' Agent and each Lender. Thereafter, (i) the obligation of the Lenders to make or maintain BA Equivalent Loans shall be suspended (to the extent of the affected BA Equivalent Loans or Interest Periods, as applicable), and (ii) the BA Rate component shall no longer be utilized in determining the Canadian Prime Rate. Upon receipt of such notice, any Borrower may revoke any pending request for a conversion to or continuation of such BA Equivalent Loans (to the extent of the affected BA Equivalent Loans or Interest Periods, as applicable) or, failing that, will be deemed to have converted such request into a request for conversion or continuation of a Canadian Prime Rate Loan (subject to the foregoing clause (ii)) in the amount specified therein.~~
Agent will promptly (in one or more notices) notify Borrowers and Lenders of implementation of any Term CORRA Successor Rate. A Term CORRA Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent market practice is not administratively feasible for Agent, the Term CORRA Successor Rate shall be applied in a manner as otherwise reasonably determined by Agent.
~~(c)~~ Notwithstanding anything else herein, if at any ~~definition of “BA~~time any Term CORRA Successor Rate~~” shall provide that in no event shall such BA Successor Rate~~ as so determined would otherwise be less than zero ~~for~~, the Term CORRA Successor Rate will be deemed to be zero for all purposes of this Agreement.
5.9.Survival. The agreements and obligations of the Borrowers in this Article V shall survive the payment of all other Obligations and termination of this Agreement.
5.10.Assignment of Commitments Under Certain Circumstances. In the event (a) any Lender requests compensation pursuant to Section 5.3, (b) any Lender delivers a notice described in Section 5.2, (c) any Obligor is required to pay additional amounts to any Lender or any Governmental Authority on account of any Lender pursuant to Section 5.1, (d) any Lender is, or becomes an Affiliate of a Person that is, engaged in the business in which the Borrowers are engaged, or (e) any Lender fails to approve an additional Alternative Currency pursuant to Section 1.7 or delivers a notice that it will no longer be able to extend Loans in an Alternative Currency approved pursuant to Section 1.7, the Borrowers may, at their sole expense and effort (including with respect to the processing fee referred to in Section 12.2(a)), upon notice to such Lender and the Agent, require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 12.2), all of its interests, rights and obligations under the Loan Documents to an Eligible Assignee that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (ii) except in the case of clause (d) above, no Event of Default shall have occurred and be continuing, (iii) the Borrowers or such assignee shall have paid to such Lender in immediately available funds an amount equal to the sum of 100% of the principal of and interest accrued to the date of such payment on the outstanding Loans of such Lender, plus all fees and other amounts accrued for the account of such Lender hereunder (including any amounts under Sections 5.1, 5.2, 5.3 and 5.4), (iv) such assignment is consummated within 180 days after the date on which the Borrowers’ right under this Section 5.10 arises, and (v) if the consent of the Agent, any Letter of Credit Issuer or any Swingline Lender is required pursuant to Section 12.2, such consents are obtained; provided, further, that if prior to any such assignment the circumstances or event that resulted in such Lender’s request or notice under Section 5.2 or 5.3, demand for additional amounts under Section 5.1 or failure to approve or notice of inability to extend Loans in an Alternative Currency under Section 1.7, as the case may be, shall cease to exist or become inapplicable for any reason, or if such Lender shall waive its rights in respect of such circumstances or event under Section 1.7, 5.1, 5.2 or 5.3, as the case may be, then such Lender shall not thereafter be required to make such assignment hereunder. In the event that a replaced Lender does not execute an Assignment and Acceptance pursuant to Section 12.2 within two Business Days after receipt by such replaced Lender of notice of replacement pursuant to this Section 5.10 and presentation to such replaced Lender of an Assignment and Acceptance evidencing an assignment pursuant to this Section 5.10, the Borrowers shall be entitled (but not obligated), upon receipt by the replaced Lender of all amounts required to be paid under this Section 5.10, to execute such an Assignment and Acceptance on behalf of such replaced Lender, and any such Assignment and Acceptance so executed by the Borrowers, the replacement Lender and, to the extent required pursuant to Section 12.2, the Agent shall be effective for purposes of this Section 5.10 and Section 12.2.
ARTICLE VI

GENERAL WARRANTIES AND REPRESENTATIONS
The Company, each Borrower and each Guarantor warrants and represents to the Agent and the Lenders that:
6.1.Authorization, Validity, and Enforceability of this Agreement and the Loan Documents.
(a)Each Obligor party thereto (i) has the power and authority to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant the Agent’s Liens and (ii) has taken all necessary corporate, limited liability company or partnership, as applicable, action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party.
(b)This Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by each Obligor party thereto, and constitute the legal, valid and binding obligations of each such Obligor, enforceable against it in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, winding up, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).
(c)Each Obligor’s execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party, and the consummation of the Transactions, do not and will not (i) conflict with, or constitute a violation or breach of, the terms of (x) any contract, mortgage, lease, agreement, indenture, or instrument to which such Obligor or any of its Subsidiaries is a party or which is binding upon it, (y) any Requirement of Law applicable to such Obligor or any of its Subsidiaries, or (z) any Charter Documents of such Obligor or any of its Subsidiaries or (ii) result in the imposition of any Lien (other than the Liens created by the Loan Documents) upon the property of such Obligor or any of its Subsidiaries by reason of any of the foregoing, except in the case of clause (i) or (ii) above, as would not reasonably be expected to have a Material Adverse Effect.
6.2.Validity and Priority of Security Interest. Upon execution and delivery thereof by the parties thereto, the Security Documents will be effective to create legal and valid Liens on all the applicable Collateral in favor of the Agent for the benefit of the Agent, the Letter of Credit Issuers, the Lenders and the other Secured Parties, except as may be limited by applicable foreign and domestic bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and, upon the taking of such actions set forth in the Security Documents, such Liens (a) constitute perfected and continuing Liens on all of the applicable Collateral, (b) have priority over all other Liens on the Collateral, except for Permitted Priority Liens and Permitted Liens permitted under Section 8.2(c) or Section 8.2(ii) that are pari passu in priority with the Agent’s Liens, and (c) are enforceable against each Obligor granting such Liens.
6.3.Organization and Qualification. Each Obligor (a) is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization (except as a result of a transaction permitted under Section 8.5(b)), other than, solely in the case of Obligors that are not Borrowers, in such jurisdictions where the failure to be so in good standing would not reasonably be expected to have a Material Adverse Effect, (b) is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, in each jurisdiction where the conduct of its business requires such qualification, other than such jurisdictions in which the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect, and (c) has all requisite power and authority to conduct its business and to own its property, except to the extent that the failure to have such power and authority would not reasonably be expected to have a Material Adverse Effect.
6.4.Subsidiaries. Schedule 6.4 is a correct and complete list of each and all of the Company’s Subsidiaries as of the Agreement Date, the jurisdiction of their organization and the direct or indirect ownership interest of the Company therein.
6.5.Financial Statements and Borrowing Base Certificate.
(a)The Company has delivered to the Agent (for distribution to the Lenders) the audited consolidated balance sheet of the Consolidated Parties as of December 31, 2018, and the related consolidated statements of operations, shareholders’ equity and cash flows, accompanied by the report thereon of the Company’s independent certified public accountants, PricewaterhouseCoopers LLP. All such audited financial statements, including the schedules and notes thereto, have been prepared in accordance with GAAP in all material respects and present fairly, in all material respects, the Consolidated Parties’ financial position as at the dates thereof and their results of operations for the periods then ended.
(b)The latest Borrowing Base Certificate furnished to the Agent presents accurately and fairly in all material respects each Borrowing Base and the calculation thereof as at the date thereof.
6.6.Capitalization. Schedule 6.6 sets forth, in each case as of the Agreement Date, the number of authorized shares of capital stock or similar equity interests of each of the Company’s Subsidiaries, the number of such shares or other interests that are outstanding, and the names of the record and beneficial owners of all such shares of the Company’s Subsidiaries. All such issued and outstanding shares or other interests are validly issued, fully paid and non-assessable, in each case, to the extent applicable.
6.7.Solvency. The Company and its Subsidiaries (on a consolidated basis) are Solvent prior to and after giving effect to any Borrowings and the issuance of any Letters of Credit.

6.8.Intellectual Property.
(a)To the Company’s, the Borrowers’ and the Guarantors’ knowledge, (i) the conduct of the businesses of the Obligors and their Subsidiaries do not infringe or otherwise violate any Intellectual Property owned by any other Person, and (ii) no Person is infringing or otherwise violating any Intellectual Property owned by any Obligor or Subsidiary thereof, in each case, except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)The Company and each of its Restricted Subsidiaries owns or is licensed or otherwise has the right to use all Intellectual Property that is necessary for the operation of its businesses as presently conducted, except where the failure to own, license or otherwise have a valid right to use such Intellectual Property would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending, except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
6.9.Litigation. Except as set forth on Schedule 6.9, there is no pending, or to the Company’s, any Borrower’s or any Guarantor’s knowledge, threatened action, suit, proceeding, or counterclaim by any Person, or to the Company’s, any Borrower’s or any Guarantor’s knowledge, investigation by any Governmental Authority, which, in any case, either (a) would reasonably be expected to have a Material Adverse Effect or (b) is so pending or threatened at any time on or prior to the Closing Date and purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document or the transactions contemplated hereby or thereby.
6.10.Labor Disputes. There is no strike, work stoppage, unfair labor practice claim, or other labor dispute pending or, to the Company’s, any Borrower’s or any Guarantor’s knowledge, reasonably expected to be commenced against the Company or any of its Restricted Subsidiaries, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
6.11.Environmental Laws. Except as set forth on Schedule 6.11 and except for any matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect:
(a)The Company and its Restricted Subsidiaries are in compliance with all Environmental Laws.
(b)Each of the Company and its Restricted Subsidiaries have obtained all permits necessary for their current operations under Environmental Laws, all such permits are in good standing, each of the Company and its Restricted Subsidiaries are in compliance with all terms and conditions of such permits.
(c)Contaminants have not been transported, disposed of, emitted, discharged, or otherwise released or threatened to be released, to or at any real property presently or formerly owned, leased or operated by the Company or any of its Restricted Subsidiaries or at any other location, which would reasonably be expected to (i) give rise to liability of the Company or any of its Restricted Subsidiaries under any applicable Environmental Law, or (ii) interfere with the

Company’s or any of its Restricted Subsidiaries’ planned or continued operations, or (iii) impair the fair saleable value of any real property owned by the Company or any of its Restricted Subsidiaries that is part of the Collateral.
(d)There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under any Environmental Law to which the Company or any of its Restricted Subsidiaries is, or to the knowledge of the Company or any of its Restricted Subsidiaries is reasonably likely to be, named as a party that is pending or, to the knowledge of the Company or any of its Restricted Subsidiaries, threatened.
(e)Neither the Company nor any of its Restricted Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party, under the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or received any other written request for information from any Governmental Authority with respect to any Contaminants.
6.12.No Violation of Law. Neither the Company nor any of its Restricted Subsidiaries is in violation of any Law, judgment, order or decree applicable to it, where such violation would reasonably be expected to have a Material Adverse Effect.
6.13.No Default. Neither the Company nor any of its Restricted Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which the Company or such Restricted Subsidiary is a party or by which it is bound except as would not reasonably be expected to have a Material Adverse Effect.
6.14.ERISA Compliance. Except as specifically disclosed in Schedule 6.14:
(a)Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, the PBA, the Income Tax Act (Canada) and other federal, state or provincial law or other applicable Law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and, to the knowledge of the Obligors, nothing has occurred which would cause the loss of such qualification. Each Borrower, each Guarantor and each ERISA Affiliate, as applicable, has made all required contributions to any Plan subject to Section 412 or 430 of the Code or Section 302 or 303 of ERISA, the PBA or other applicable Laws when due, and no application for a funding waiver or an extension of any amortization period (pursuant to Section 412 of the Code, or otherwise) has been made with respect to any Plan.
(b)There are no pending or, to the knowledge of the Company and the other Obligors, threatened, claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of fiduciary responsibility by an Obligor, or, to the knowledge of any Obligor, any administrator, trustee or their respective agents with respect to any Plan which has resulted or would reasonably be expected to result in a Material Adverse Effect.

(c)No Pension Event exists with respect to any Obligor or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect. No Lien exists in respect of any Obligor or its Subsidiaries or their property in favor of any Plan or PBGC (save for contribution amounts not yet due).
(d)(i) No ERISA Event or Pension Event has occurred or is reasonably expected to occur that could reasonably be expected to have a Material Adverse Effect; (ii) no Pension Plan has any Unfunded Pension Liability that could reasonably be expected to have a Material Adverse Effect; (iii) neither any Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); and (iv) neither any Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA with respect to a Multi-employer Plan.
(e)No Borrower is or will be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Plans in connection with the Loans or the Commitments.
6.15.Taxes. Except as set forth on Schedule 6.15, each of the Company and its Restricted Subsidiaries has filed (or has been included in) all United States and Canadian federal and provincial income Tax returns and all other material Tax returns that are required to be filed, and has paid all federal, provincial and other material Taxes and other governmental charges levied or imposed upon each of them or their properties, income or assets otherwise due and payable, (a) except any such Taxes or charges which are being contested in good faith and by appropriate proceedings diligently conducted, if the Company or any such Restricted Subsidiary has set aside on its books adequate reserves therefor in conformity with GAAP, or (b) unless such failure to file or pay such Taxes, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. There is no proposed tax assessment against the Company or any Restricted Subsidiary that would, if made, reasonably be expected to have a Material Adverse Effect.
6.16.Regulated Entities. None of the Company or any Restricted Subsidiary is an “Investment Company” or a company “controlled” by an “Investment Company” within the meaning of the Investment Company Act of 1940. None of the Company or any Restricted Subsidiary is subject to regulation under any federal or state statute or regulation (other than Regulation X of the Federal Reserve Board) limiting its ability to incur indebtedness or issue Guarantees as contemplated hereby.
6.17.Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used (a) on the Closing Date, to refinance all outstanding obligations under the Existing Citibank Loan Agreement, and to pay fees and expenses related to the Transactions, and (b) on and after the Closing Date, to finance ongoing working capital needs (including purchases of Equipment) and for general corporate purposes (including Permitted Acquisitions and repayment or prepayment of Indebtedness) of the U.S. Borrowers and the Canadian Borrowers. No part of the proceeds of any Loans will be used by the Company or any Subsidiary for any purpose that violates the provisions of the

Regulations of the Board of Governors of the Federal Reserve System, including Regulation T, Regulation U or Regulation X.
6.18.No Material Adverse Effect. No Material Adverse Effect has occurred since the date of the audited Financial Statements delivered to the Lenders pursuant to Section 6.5(a).
6.19.No Material Misstatements. None of the representations or warranties made by the Company or any Restricted Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, written statement or certificate furnished by or on behalf of the Company or any Restricted Subsidiary in connection with the Loan Documents (excluding projections, estimates, pro forma information and forecasts) as of the date furnished, taken as a whole and taking into account all documents filed or furnished by the Company or any Borrower to the SEC, contains any untrue statement of a material fact or omits any material fact necessary to make the statements made therein, in light of the circumstances under which they are made, not materially misleading as of the time when made or delivered. No representation or warranty is made herein concerning any projections, estimates, pro forma information, or forecasts, and the assumptions on which they were based, or concerning any information of a general economic nature or general information about the Consolidated Parties’ industry contained in any information, reports, financial statements, exhibits or schedules (it being understood that such projections, estimates, pro forma information and forecasts are subject to significant contingencies and uncertainties, many of which are beyond the control of any Consolidated Party, and no assurances can be given that such projections, estimates, pro forma information and forecasts will be realized), except that such projections, estimates, pro forma information and forecasts, as at the date they were prepared, were based on assumptions of the management of the Company believed by the management of the Company to be reasonable at the time submitted to the Lenders.
6.20.Government Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is required in connection with the execution, delivery or performance by, or enforcement against, any Obligor of this Agreement or any other Loan Document, other than (a) those that have been obtained or made and are in full force and effect, (b) those required to perfect the Liens created pursuant to the Security Documents, and (c) where failure to obtain, effect or make any such approval, consent, exemption, authorization, or other action, notice or filing would not reasonably be expected to have a Material Adverse Effect.
6.21.Sanctions. None of the Company, any of its Subsidiaries, nor any director or officer of the Company or any of its Subsidiaries nor, to the knowledge of the Company, any employee, agent or affiliate of the Company or any of its Subsidiaries is, or is owned or controlled by any Person that is: (a) a Sanctioned Person, or (b) located, organized or resident in a Sanctioned Country. The Company, its Subsidiaries and their respective directors and officers and, to the knowledge of the Company, their respective employees, agents and affiliates, are in compliance in all material respects with all applicable Sanctions Laws.
6.22.EU Bail-In. Neither the Company nor any other Obligor is an Affected Financial Institution.

6.23.Beneficial Ownership Certification. As of the Agreement Date, to the knowledge of the Company and the Borrowers, the information included in the Beneficial Ownership Certification is true and correct in all respects.
6.24.Deposit Accounts; Credit Card Arrangements.
(a)Annexed hereto as Schedule 6.24(a), as the same may be modified from time to time by notice to the Agent, is a schedule of all deposit accounts that are maintained by the Obligors, which schedule includes, with respect to each depository (i) the name and address of such depository; (ii) the account number(s) maintained with such depository; and (iii) a contact person at such depository.
(b)Annexed hereto as Schedule 6.24(b), as the same may be modified from time to time by notice to the Agent, is a list describing all arrangements to which any Obligor is a party with respect to the payment to such Obligor of the proceeds of all credit card charges for sales of goods or services by such Obligor.
ARTICLE VII

AFFIRMATIVE COVENANTS
The Company and each other Obligor or Secured Obligor, as applicable, covenant to the Agent and each Lender that, from and after the Agreement Date, so long as any of the Commitments remain in effect, and thereafter until Full Payment of the Obligations:
7.1.Books and Records. The Company shall maintain, and shall cause each of the Restricted Subsidiaries to maintain, at all times, proper books and records and accounts in a manner to allow financial statements to be prepared in conformity with GAAP (or applicable local standards) in all material respects in respect of all material financial transactions and matters involving all material assets, business and activities of the Company and its Restricted Subsidiaries, taken as a whole. The Company shall maintain, and shall cause each of its Restricted Subsidiaries to maintain, at all times books and records pertaining to the Collateral in such detail, form and scope as is consistent in all material respects with good business practice (as determined in good faith by the Company).
7.2.Financial Information. The Company shall furnish to the Agent (and the Agent agrees to promptly deliver or make available to the Lenders):
(a)As soon as available, but in any event not later than the fifth Business Day after the 105th day following the end of each Fiscal Year of the Company (or such longer period as may be permitted by the SEC for the filing of annual reports on Form 10-K) (commencing with the Fiscal Year ending December 31, 2019), audited consolidated balance sheets of the Consolidated Parties, as at the end of such Fiscal Year, and the related consolidated statements of operations, shareholders’ equity and cash flows, setting forth, in each case, in comparative form the figures for and as of the end of the previous Fiscal Year, plus a customary narrative review for such Fiscal Year, fairly presenting in all material respects the financial position and the results of operations of the

Consolidated Parties as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP in all material respects. Such consolidated statements shall be reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit unless such qualification or exception is solely with respect to, or resulting solely from, (i) an upcoming maturity date of any material Indebtedness that is scheduled to occur within one year from the date such report is delivered or (ii) any potential inability to satisfy any financial maintenance covenant included in any Indebtedness of the Company or any Subsidiary on a future date or in a future period);
(b)As soon as available, but in any event not later than the fifth Business Day after the 50th day following the end of each of the first three Fiscal Quarters of each Fiscal Year of the Company (or such longer period as may be permitted by the SEC for the filing of quarterly reports on Form 10-Q) (commencing with the Fiscal Quarter ending June 30, 2019), unaudited consolidated balance sheets of the Consolidated Parties, as at the end of such Fiscal Quarter, and the related unaudited consolidated statements of operations and comprehensive income and cash flows of the Consolidated Parties for such Fiscal Quarter and for the period from the beginning of the Fiscal Year to the end of such Fiscal Quarter, setting forth, in each case, in reasonable detail, in comparative form, the figures for and as of the corresponding period in the prior Fiscal Year, and prepared in all material respects in conformity with GAAP, subject to normal year-end adjustments and the absence of footnotes and certified by a Responsible Officer of the Company as being prepared in all material respects in conformity with GAAP and fairly presenting in all material respects the Consolidated Parties’ financial position as at the dates thereof and their results of operations for the periods then ended, subject to normal ~~year¬end~~year-end adjustments and the absence of footnotes;
(c)As soon as available, but in any event not later than the fifth Business Day after the 105th day following the end of each Fiscal Year of the Company, annual forecasts (to include forecasted consolidated balance sheets, and the related forecasted consolidated statements of operations and cash flows, U.S. Borrowing Base, Canadian Borrowing Base, Excess Availability, U.S. Excess Availability and Multicurrency Excess Availability projections) for the Consolidated Parties as at the end of and for each fiscal quarter of such Fiscal Year;
(d)Concurrently with the delivery of the annual audited Financial Statements pursuant to Section 7.2(a) and the quarterly Financial Statements pursuant to Section 7.2(b), a duly completed Compliance Certificate signed by a Responsible Officer of the Company; and
(e)Such additional information as the Agent on its own behalf or on behalf of any Lender (acting through the Agent) may from time to time reasonably request regarding the financial and business affairs of any Obligor or any of its Subsidiaries.
Documents required to be delivered pursuant to Section 7.2(a) or (b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are (i) posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent); or (ii) available on the SEC’s website on the Internet at www.sec.gov; provided that the

Company shall notify the Agent (which shall notify each Lender) of the posting of any such documents.
7.3.Certificates; Other Information. The Company, the Borrowers or the Guarantors shall notify the Agent (and the Agent agrees to promptly distribute or make available to the Lenders) in writing of the following matters at the following times:
(a)promptly after a Responsible Officer knows of any Default or Event of Default, which notice shall specify the nature thereof and what action the Company proposes to take with respect thereto;
(b)promptly after a Responsible Officer knows of any action, suit, or proceeding, by any Person, in each case affecting any Obligor or any of the Restricted Subsidiaries that would reasonably be expected to have a Material Adverse Effect;
(c)promptly, and in any event within 30 days, after (or, in the case of any Canadian Obligor, at least 15 days prior to) (or, in each case, within such time period as may be agreed by the Agent) any change in any Obligor’s jurisdiction of incorporation or organization (or, in the case of a U.S. Obligor, chief executive office, if not a registered organization), name as it appears in the jurisdiction of its incorporation or other organization, type of entity, form of organization or, in the case of a Canadian Obligor, location of its chief executive office or registered office, each as applicable;
(d)promptly after a Responsible Officer of any Obligor or any ERISA Affiliate knows that an ERISA Event or a Pension Event has occurred, that, alone or together, could reasonably be expected to have a Material Adverse Effect, and, in the case of such a Pension Event, any action taken (or threatened in writing) by the CRA or the FSRA with respect thereto; and
(e)in the event that Multicurrency Excess Availability is less than Cdn $100,000,000 (other than as a result of cancellation of Commitments hereunder), the Borrowers’ Agent shall notify the Agent promptly after a Responsible Officer of any Obligor knows of any solvency deficiency, wind-up deficit or similar deficiency in respect of any Pension Plan referred to in clause (b) of the definition thereof in an amount exceeding Cdn $25,000,000.
7.4.Collateral Reporting.
(a) The Secured Obligors will furnish to the Agent (and the Agent agrees to promptly distribute or make available to the Lenders) (x) a Borrowing Base Certificate prepared as of the last Business Day of each calendar month (commencing with the calendar month ending July 31, 2019) and delivered to the Agent by the close of business on the 25th day of the following calendar month, (y) a Borrowing Base Certificate prepared as of the effective date of each Appraisal and delivered to the Agent substantially contemporaneously with the delivery of such Appraisal to the Agent and (z) at any time immediately prior to any sale or other disposition (whether pursuant to an Investment, Distribution or otherwise) of any Rental Equipment, Service Vehicles, Spare Parts and Merchandise, having a book value exceeding $100,000,000, an updated Borrowing Base Certificate giving effect to such sale or other disposition on a pro forma basis. The Agent and the Lenders acknowledge and agree that the applicable Obligors may deliver updated Borrowing Base Certificates (which the Agent agrees to promptly distribute or make available to the Lenders) on a more frequent basis at such Obligors’ option.
(i)To the extent the Company or any of its Subsidiaries effects a transaction permitted hereunder on the basis of Specified Availability and relies on the inclusion of Unrestricted Cash as a component of Specified Availability in order to meet the relevant test or threshold, the Borrowers’ Agent will deliver to the Agent, prior to or substantially concurrently with such transaction, a certificate showing the calculation of Specified Availability and attaching a summary report showing the Unrestricted Cash of the Company, the Borrowers and the Restricted Subsidiaries as of a date that is no more than three Business Days prior to the date of such certificate.
(b)The Secured Obligors will furnish to the Agent (and the Agent shall distribute or make available to each Lender that has made a request for such information through the Agent), as soon as reasonably practicable following the Agent’s request, such other reports as to the Collateral of the applicable Obligors as the Agent shall reasonably request from time to time.
(c)If any of any Borrower’s or Guarantor’s records or reports of the Collateral are prepared by an accounting service or other agent, such Obligor hereby authorizes such service or agent to deliver such records, reports, and related documents to the Agent.
7.5.Filing of Tax Returns; Payment of Taxes. The Company shall, and shall cause each of its Restricted Subsidiaries to, (a) file when due all United States and Canadian federal, state and provincial Tax returns, as applicable, and all other material Tax returns which it is required to file; and (b) pay, or provide for the payment of, when due, all its material Taxes, except where (i) the amount or validity thereof is being contested in good faith and by appropriate proceedings diligently conducted; provided that adequate reserves with respect thereto are maintained on the books of the Company or such Restricted Subsidiary in conformity with GAAP or (ii) such failure to file or pay any such material Taxes, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
7.6.Legal Existence and Good Standing. The Company shall, and shall cause each of its Restricted Subsidiaries to, (a) maintain its legal existence and good standing in its jurisdiction of organization (except as a result of a transaction permitted under Section 8.5(b)), and (b) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole, except, other than in the case of the legal existence of the Company under clause (a), where the failure to do so would not reasonably be expected to have a Material Adverse Effect.
7.7.Compliance with Law; Maintenance of License. The Company shall comply, and shall cause each of its Restricted Subsidiaries to comply, with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business, except where noncompliance would not reasonably be expected to have a Material Adverse Effect; provided that this sentence shall not apply to (a) laws related to Taxes, which are the subject of Section 7.5, (b) Environmental Laws, which are the subject of Section 7.13, (c) anti-money laundering laws, which are the subject of Section 7.19 and (d) ERISA and the PBA, which is the subject of Section 7.14. The Company shall, and shall cause each of its Restricted Subsidiaries to, take all reasonable action to obtain and maintain all licenses, permits, and governmental authorizations necessary to own its property and to conduct its business, except where the failure to so obtain and maintain such licenses, permits, and governmental authorizations would not reasonably be expected to have a Material Adverse Effect.
7.8.Maintenance of Property. The Company shall, and shall cause each of its Restricted Subsidiaries to, maintain all of its material property necessary in the conduct of its business, taken as a whole, in good operating condition and repair (or, in the case of Rental Equipment and Inventory that constitutes Collateral, in saleable, useable or rentable condition), except where failure to do so would not reasonably be expected to have a Material Adverse Effect.
7.9.Inspection; Field Examinations; Appraisals.
(a)The Company shall, and shall cause each of its Restricted Subsidiaries to, permit representatives of the Agent (at the expense of the Borrowers) to visit and inspect any of its properties to conduct a field examination, including to examine its corporate, financial and operating records, and, to the extent reasonable, make copies thereof or abstracts therefrom, to examine and audit the Collateral, and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants (subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract), in each case at reasonable times during normal business hours, upon reasonable advance notice to the Borrowers’ Agent; provided that (i) representatives of the Company may be present during any such visits, discussions and inspections, and (ii) unless an Event of Default has occurred and is continuing or a Cash Dominion Period has commenced, any visit or inspection permitted by this Section 7.9(a) shall be limited to once per 12-month period commencing on the date of the most recent field examination for which Agent has received a final report prior to the Closing Date; provided, further, that if Specified Availability is less than 20% of the Loan Cap for a period of 10 consecutive Business Days at any time during any 12-month period, the Agent may (at the expense of the Borrowers) conduct one additional visit or inspection during such 12-month period.
(b)The U.S. Obligors and, subject to clause (d) below, the Canadian Obligors, will grant access to the Agent and its representatives and independent contractors to such Person’s premises, books, records, accounts, Inventory, Rental Equipment and Service Vehicles in order to enable the Agent to obtain an Appraisal of the Rental Equipment and Service Vehicles at reasonable times during normal business hours and upon reasonable prior notice that the Agent may request in its discretion, independently of or in connection with the visits and inspections provided for in clause (a) above. The Agent shall select any and all appraisers with the consent (not to be unreasonably withheld) of the Borrowers’ Agent (unless an Event of Default exists, in which case the Agent shall be entitled to select such appraisers in its sole discretion), and the Borrowers’ Agent hereby consents to the use of Rouse Asset Services.
(c)Absent the occurrence of an Event of Default, during each period of twelve consecutive calendar months commencing on the date of the most recent Appraisal that Agent has received prior to the Closing Date, the Agent shall, at the Borrowers’ expense, conduct Appraisals of the Rental Equipment and Service Vehicles of the U.S. Obligors not more than one time during any such period; provided that (i) if at any time during such 12-month period Specified Availability is less than 20% of the Loan Cap for a period of 10 consecutive Business Days or (ii) the Company or any of its Subsidiaries enters into an Equipment Securitization Transaction (x) at a time when Suppressed Availability is less than zero or (y) that would result in Suppressed Availability being less than zero, then, in each case, the Borrowers shall, at the Agent’s request, be responsible for the expense of one additional Appraisal of the Rental Equipment and Service Vehicles of the U.S. Obligors during such 12-month period. Additionally, at any time an Event of Default has occurred and is continuing, the Agent shall have the right to conduct further field examinations and Appraisals of the Rental Equipment and Service Vehicles of the U.S. Obligors and Canadian Obligors in its reasonable discretion at the Borrowers’ expense. Furthermore, at the Borrowers’ Agent’s request, the Agent may conduct further Appraisals of the Rental Equipment and Service Vehicles of the U.S. Obligors and Canadian Obligors in its reasonable discretion at the Borrowers’ expense and the Agent may conduct further Appraisals of the Rental Equipment and Service Vehicles at any time at its own expense.
(d)The Agent may conduct Appraisals of the Rental Equipment of the Canadian Obligors in its reasonable discretion at the Borrowers’ expense; provided that any such Appraisals shall be subject to the same limitations as those applicable to the Appraisals of the Rental Equipment of the U.S. Obligors in accordance with clause (c) above; provided, further that the number of Appraisals the Agent may conduct during each Fiscal Year pursuant to this clause (d) shall never exceed the number of Appraisals the Agent conducts during such Fiscal Year pursuant to clause (c) above.
7.10.Insurance.
(a)Each of the Obligors and the Restricted Subsidiaries shall use commercially reasonable efforts to maintain, with financially sound and reputable insurance companies, insurance on (or self-insure) all property material to the business of the Obligors, taken as a whole, in at least such amounts and against at least such risks (but including in any event public liability and business interruption) as customarily insured against in the same general area by companies engaged in the same or similar business, all as determined in good faith by the Obligors and the Restricted Subsidiaries.
(b)Each of the Secured Obligors shall, and the Company shall cause the Restricted Subsidiaries to, (i) furnish to the Agent, upon written request, information in reasonable detail as to the insurance carried; and (ii) cause the Agent, for the ratable benefit of the Agent and the other Secured Parties, to be named as co-loss payees (with respect to property insurance covering Inventory, Rental Equipment, Service Vehicles, Spare Parts and Merchandise that constitutes Collateral) or additional insureds (with respect to liability policies), as applicable, in a manner reasonably acceptable to the Agent, under any material insurance policies required to be maintained by the Obligors and the Restricted Subsidiaries under clause (a) above; provided that the Secured Obligors shall not be required to deliver to Agent lenders loss payable endorsements until 45 days after the Agreement Date (or such longer period as shall be agreed to by the Agent in its sole discretion).
7.11.Insurance and Condemnation Proceeds. While an Event of Default has occurred and is continuing and subject to any Pari Passu Intercreditor Agreement, the Agent is hereby authorized to collect all insurance and condemnation proceeds in respect of Collateral directly and, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, to apply such proceeds, ratably, to the reduction of the applicable Obligations in the order provided for in Section 4.6. If an Event of Default has occurred and is continuing and subject to any Pari Passu Intercreditor Agreement, the Obligors shall remit an amount equal to such proceeds (if the Agent has not received such proceeds) to the Agent for application to the applicable Obligations in accordance with Section 4.6. So long as no Event of Default has occurred and is continuing, (i) the Agent shall, except to the extent a prepayment or other application of such amounts is required under Section 4.2, (x) permit the Obligors to use all insurance and condemnation proceeds, or any part thereof, for any purpose permitted under this Agreement and (y) turn over to the Obligors any amounts received by it as a co-loss payee under any property insurance maintained by the Obligors or their Subsidiaries, and (ii) the Agent agrees that the Company and/or the applicable Subsidiary shall have the sole right to adjust or settle any claims under such insurance.
7.12.Use of Proceeds. The proceeds of the Loans are to be used (a) on the Closing Date, to refinance all outstanding obligations under the Existing Credit Agreement, to pay fees and expenses related to the Transactions, and (b) on and after the Closing Date, to finance ongoing working capital needs (including purchases of Equipment) and for general corporate purposes (including Permitted Acquisitions and repayment or prepayment of Indebtedness) of the U.S. Borrowers and the Canadian Borrowers. No part of the proceeds of any Loans shall be used by the Company or any Subsidiary for any purpose that violates the provisions of the Regulations of the Board of Governors of the Federal Reserve System, including Regulation T, Regulation U and Regulation X. The Obligors will not, and will not permit any Subsidiary to, directly or, to the reasonable knowledge of the Company, indirectly, use the proceeds of the Loans or Letters of Credit, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, to (a) fund any activities or business of or with any Sanctioned Person, or in any Sanctioned Country except to the extent permitted for a Person required to comply with Sanctions Laws and in a manner that is in compliance with Sanctions Laws or (b) in any other manner that would result in a violation of any Sanctions Laws by any Person (including any Person participating in the Loans or Letters of Credit, whether as Agent, Arranger, Letter of Credit Issuer, Lender or otherwise).
7.13.Environmental Laws. The Company shall, and shall cause each of its Restricted Subsidiaries to, comply substantially with all applicable Environmental Laws, except where such noncompliance would not reasonably be expected to have a Material Adverse Effect. The Company shall, and shall cause each of its Restricted Subsidiaries to, upon learning of any actual noncompliance, promptly undertake reasonable efforts, if any, to achieve compliance, except to the extent such noncompliance would not reasonably be expected to have a Material Adverse Effect.
7.14.Compliance with ERISA. The Company shall, and shall cause each of its Subsidiaries to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code, the PBA, the Income Tax Act (Canada) and other applicable federal, state, provincial, territorial or foreign law; (b) cause each applicable Pension Plan intended to be qualified under Section 401 of the Code to be so qualified; (c) make all required contributions to any Plan when due; (d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; (e) not engage in a transaction that could be subject to Section 4069 or

4212(c) of ERISA, and (f) ensure that no Plan has an Unfunded Pension Liability, in each case above, that would reasonably be expected to have a Material Adverse Effect.
7.15.Further Assurances. The Secured Obligors shall promptly execute and deliver, or cause to be promptly executed and delivered, to the Agent and/or the Lenders, such documents and agreements, and shall promptly take or cause to be taken such actions, as the Agent may, from time to time, reasonably request to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien. Notwithstanding anything to the contrary in this Agreement or any Loan Document, (a) the foregoing requirements shall be subject to the terms of any applicable Acceptable Intercreditor Agreement and, in the event of any conflict with such terms, the terms of the applicable Acceptable Intercreditor Agreement shall control, (b) no security interest or Lien is or will be granted pursuant to any Loan Document or otherwise in any right, title or interest of the Company or any of its Restricted Subsidiaries in, and “Collateral” shall not include, any asset to the extent excluded from “Collateral” under the applicable Security Documents (c) no Obligor shall have any obligation to make any filings or take any other action to perfect any Liens on any Intellectual Property created, registered or applied-for in any jurisdiction other than the United States (other than Canada, in the case of a Canadian Obligor or any other Obligor to the extent that it has any Intellectual Property registered in a Canada or a jurisdiction in Canada) and (d) no Obligor or any Affiliate thereof shall be required to take any action in any non-U.S. jurisdiction (other than Canada, in the case of a Canadian Obligor or any other Obligor that has assets located in or Accounts payable from an account debtor, located in Canada) or required by the laws of any non-U.S. jurisdiction (other than Canada, in the case of a Canadian Obligor or any other Obligor that has assets located in Canada) in order to create any security interests in assets located or titled outside of the United States (other than Canada, in the case of a Canadian Obligor or any other Obligor that has assets located in Canada) or to perfect any security interests (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction (other than Canada, in the case of a Canadian Obligor or any other Obligor that has assets located in Canada)).
7.16.Additional Obligors.
(a)In the event that after the Agreement Date any U.S. Obligor organizes, creates or acquires any Wholly Owned Subsidiary that is a Domestic Subsidiary (other than an Excluded Subsidiary), the U.S. Obligors shall, concurrently with the delivery of the Compliance Certificate pursuant to Section 7.2(d) for the Fiscal Quarter during which such Domestic Subsidiary was organized, created or acquired, notify the Agent thereof and, within 30 days after the date such notice is given (or such longer period as shall be agreed to by the Agent in its sole discretion), (i) cause such new Domestic Subsidiary to become a party to this Agreement as a U.S. Guarantor, (ii) cause such new Domestic Subsidiary to execute and deliver to the Agent a Supplemental Agreement (as defined in the U.S. GCA) and such other amendments to the U.S. Security Documents as the Agent may reasonably deem necessary or reasonably advisable to grant to the Agent, for the benefit of the Secured Parties, a perfected security interest (as and to the extent provided in the U.S. Security Documents) in the Collateral of such new Domestic Subsidiary, (iii) deliver such other documentation as the Agent may reasonably request in accordance with the U.S. Security Documents

(and subject to the limitations set out therein) in order to cause the Lien created by the U.S. Security Documents in such new Domestic Subsidiary’s Collateral and in the Capital Stock of such new Domestic Subsidiary to be duly perfected in accordance with all applicable Requirements of Law, including the filing of financing statements in such jurisdictions as may reasonably be requested by the Agent, and such other documents with respect to such new Domestic Subsidiary as the Agent may reasonably request that are consistent with the documents in place or delivered to the Agent by the Obligors on the Closing Date or otherwise required by the types, categories and locations of assets of such new Domestic Subsidiary, and (iv) subject to the last paragraph of the definition of the term “Permitted Acquisitions”, prior to including such new Domestic Subsidiary’s assets in the Borrowing Base, the Agent shall conduct a field examination and an Appraisal with respect to such new Domestic Subsidiary, including of (x) such new Domestic Subsidiary’s practices in the computation of its Borrowing Base and (y) the assets included in such new Domestic Subsidiary’s Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, in each case, prepared on a basis reasonably satisfactory to the Agent and at the sole expense of the Obligors (and such field examination and Appraisal shall be disregarded for purposes of the limitation on the number of field examinations and Appraisals set forth in Section 7.9).
(b)In the event that after the Agreement Date (i) any Canadian Obligor organizes, creates or acquires any Wholly Owned Subsidiary or (ii) any U.S. Obligor organizes, creates or acquires any Wholly Owned Subsidiary, in each case, that is organized under the Laws of Canada or any province or territory thereof and other than an Excluded Subsidiary, the Obligors shall, concurrently with the delivery of the Compliance Certificate pursuant to Section 7.2(d) for the Fiscal Quarter during which such new Canadian Subsidiary was organized, created or acquired, notify the Agent thereof and, within 30 days after the date such notice is given (or such longer period as shall be agreed to by the Agent in its sole discretion), (1) cause such new Canadian Subsidiary to become a party to this Agreement as a Canadian Guarantor, (2) cause such new Canadian Subsidiary to execute and deliver to the Agent a Supplemental Agreement (as defined in the Canadian GCA) and such other amendments to the Canadian Security Documents as the Agent may reasonably deem necessary or reasonably advisable to grant to the Agent, for the benefit of the Secured Parties, a perfected security interest (as and to the extent provided in the Canadian Security Documents) in the Collateral of such new Canadian Subsidiary and in the Capital Stock of such new Canadian Subsidiary and (3) deliver such other documentation as the Agent may reasonably request in accordance with the applicable Security Documents (and subject to the limitations set out therein) in order to cause the Lien created by the applicable Security Documents in such new Canadian Subsidiary’s Collateral and in the Capital Stock of such new Canadian Subsidiary to be duly perfected in accordance with all applicable Requirements of Law, including the filing of financing statements in such jurisdictions as may reasonably be requested by the Agent, and such other documents with respect to such new Canadian Subsidiary as the Agent may reasonably request that are consistent with the documents in place or delivered to the Agent by the Obligors on the Closing Date or otherwise required by the types, categories and locations of assets of such new Canadian Subsidiary, and (4) subject to the last paragraph of the definition of the term Permitted Acquisitions, prior to including such new Canadian Subsidiary’s assets in the Borrowing Base, the Agent shall conduct a field examination and an Appraisal with respect to such new Canadian Subsidiary, including of (x) such new Canadian Subsidiary’s practices in the computation of its Borrowing Base and (y) the assets included in such new Canadian Subsidiary’s Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, in each case, prepared on a basis reasonably satisfactory to the Agent and at the sole expense of the Obligors (and such field examination and Appraisal shall be disregarded for purposes of the limitation on the number of field examinations and Appraisals set forth in Section 7.9).
(c)Subject to the limitations set out in the U.S. Security Documents, in the event that after the Agreement Date any U.S. Obligor (other than an Excluded Subsidiary) organizes, creates or acquires (i) any Foreign Subsidiary (other than Canadian Subsidiaries), or (ii) any Domestic Subsidiary that is not a Wholly Owned Subsidiary (in either case, other than a Subsidiary referred to in clause (a), (b), (c), (d), (f) or (g) of the definition of “Excluded Subsidiary”), the Capital Stock of which is directly owned by such U.S. Obligor, the U.S. Obligors shall, concurrently with the delivery of the Compliance Certificate pursuant to Section 7.2(d) for the Fiscal Quarter during which such Foreign Subsidiary or Domestic Subsidiary was organized, created or acquired, notify the Agent thereof and, within 30 days after the date such notice is given (or such longer period as shall be agreed to by the Agent in its sole discretion), (x) execute and deliver to the Agent for the benefit of the Secured Parties a new pledge agreement or such amendments to the U.S. Security Documents as the Agent shall reasonably deem necessary or reasonably advisable to grant to the Agent, for the benefit of the Secured Parties, a perfected security interest (as and to the extent provided in the U.S. Security Documents) in the Capital Stock of such new Foreign Subsidiary or Domestic Subsidiary that is directly owned by such U.S. Obligor (provided that no such pledge or security shall be required with respect to any Subsidiary that is not a Wholly Owned Subsidiary to the extent that the grant of such pledge or security interest would violate the terms of any agreements under which the Investment by such U.S. Obligor or any of its Subsidiaries was made therein other than any agreement entered into primarily for the purposes of imposing such a restriction) and (y) to the extent reasonably deemed advisable by the Agent, deliver to the Agent (subject to the terms of any applicable Acceptable Intercreditor Agreement) the certificates, if any, representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the relevant parent of such new Foreign Subsidiary or Domestic Subsidiary and take such other action as may be reasonably deemed by the Agent to be necessary or desirable to perfect the Agent’s security interest therein.
(d)Subject to the limitations set out in the Canadian Security Documents, in the event that after the Agreement Date any Canadian Obligor (other than an Excluded Subsidiary) organizes, creates or acquires (i) any Foreign Subsidiary or (ii) any Domestic Subsidiary or Canadian Subsidiary that, in either case, is not a Wholly Owned Subsidiary (other than a Subsidiary referred to in clause (a), (b), (c), (d), (f) or (g) of the definition of “Excluded Subsidiary”), the Capital Stock of which is directly owned by such Canadian Obligor, the Canadian Obligors shall, concurrently with the delivery of the Compliance Certificate pursuant to Section 7.2(d) for the Fiscal Quarter during which such new Subsidiary was organized, created or acquired, notify the Agent thereof and, within 30 days after the date such notice is given (or such longer period as shall be agreed to by the Agent in its sole discretion), (i) execute and deliver to the Agent for the benefit of the Secured Parties a new pledge agreement or such amendments to the Canadian Security Documents as the Agent shall reasonably deem necessary or reasonably advisable to grant to the Agent, for the benefit of the Secured Parties, a perfected security interest (as and to the extent provided in the Canadian Security

Documents) in the Capital Stock of such new Subsidiary that is directly owned by such Canadian Obligor (provided that no such pledge or security shall be required with respect to any such new Subsidiary to the extent that the grant of such pledge or security interest would violate the terms of any agreements under which the Investment by such Canadian Obligor or any of its Subsidiaries was made therein other than any agreement entered into primarily for the purposes of imposing such a restriction) and (ii) to the extent reasonably deemed advisable by the Agent, deliver to the Agent (subject to the terms of any applicable Acceptable Intercreditor Agreement) the certificates, if any, representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the relevant parent of such new Subsidiary and take such other action as may be reasonably deemed by the Agent to be necessary or desirable to perfect the Agent’s security interest therein.
(e)Reserved.
(f)Notwithstanding anything to the contrary in this Agreement, (i) the foregoing requirements shall be subject to the terms of any applicable Acceptable Intercreditor Agreement and, in the event of any conflict with such terms, the terms of the applicable Acceptable Intercreditor Agreement shall control, (ii) no security interest or Lien is or will be granted pursuant to any Loan Document or otherwise in any right, title or interest of any Obligor or any of their respective Subsidiaries in, and “Collateral” shall not include, any asset excluded from “Collateral” under the applicable Security Documents, (iii) no Obligor or any Affiliate thereof shall be required to take any action in any non-U.S. jurisdiction (other than Canada or any province or territory thereof, in the case of a Canadian Obligor or any other Obligor that has assets located in or Accounts payable from an account debtor, located in Canada) or required by the laws of any non-U.S. jurisdiction (other than Canada or any province or territory thereof, in the case of a Canadian Obligor or any other Obligor that has assets located in or Accounts payable from an account debtor, located in Canada) in order to create any security interests in assets located or titled outside of the United States (other than Canada or any province or territory thereof, in the case of a Canadian Obligor or any other Obligor that has assets located in or Accounts payable from an account debtor, located in Canada) or to perfect any security interests (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction (other than Canada or any province or territory thereof, in the case of a Canadian Obligor or any other Obligor that has assets located in or Accounts payable from an account debtor, located in Canada)), (iv) nothing in this Section 7.16 shall require that any Obligor or any of its Subsidiaries grant a Lien or take actions to perfect a security interest with respect to any property or assets of such Person to the extent that the Agent, in its reasonable judgment, determines that the granting of such a Lien or the perfection of such security interest, as the case may be, is impracticable or inadvisable, (v) at no time shall (x) any asset of a Foreign Subsidiary (other than a Canadian Obligor) or a Subsidiary of a Foreign Subsidiary (other than a Canadian Obligor), or (y) a Foreign Subsidiary (other than a Canadian Obligor) or a Subsidiary of a Foreign Subsidiary (other than a Canadian Obligor), unless the Company otherwise determines, guarantee any U.S. Obligations of a U.S. Obligor, (vi) the Agent may grant extensions of time for the creation or perfection of security interests in particular assets or for the grant of any Guarantee where it determines, in consultation with the Borrowers’ Agent, that such extension of time is reasonable and (vii) only the Obligors shall be required to grant security, or take any action to perfect a security interest in, Collateral, or to provide a Guarantee for the Obligations.

7.17.Bank and Securities Accounts; Cash Dominion.
(a)Except as otherwise agreed by the Agent, each Obligor shall (i) deliver to the Agent notifications in form reasonably satisfactory to the Agent, which have been executed on behalf of such Obligor and addressed to such Obligor’s credit card clearinghouses and processors, in form reasonably satisfactory to the Agent (each, a “Credit Card Notification”); provided that unless consented to in writing by the Agent, the Obligors shall not enter into any agreements with credit card processors other than the ones listed on Schedule 6.24(b) unless (x) contemporaneously therewith a Credit Card Notification is executed and a copy thereof is delivered to the Agent or (y) in connection with any Securitization Transaction involving credit card proceeds or with respect to any Accounts transferred to a Special Purpose Vehicle. The Obligors shall be entitled to terminate any Credit Card Notification in connection with any such Securitization Transaction (and the Agent shall take such action as the Company shall reasonably request in connection therewith and shall otherwise cooperate to effectuate such termination).
(b)Within 90 days after the Closing Date (or such longer period as shall be agreed to by the Agent in its sole discretion), the Secured Obligors shall cause to be delivered to the Agent a deposit account control agreement or securities account control agreement, as applicable, in each case in form and substance reasonably satisfactory to the Agent (each, a “Control Agreement”), with respect to each Material Account of each Secured Obligor, duly executed by such Obligor and the applicable depositary bank or securities intermediary. Thereafter, the Secured Obligors shall cause (i) each Material Account to be subject to a Control Agreement at all times and (ii) all cash proceeds of Collateral (other than those (x) required under a Like-Kind Exchange to be deposited in a Like-Kind Exchange Account or (y) required under a Securitization Transaction to be deposited into a “Controlled Account” under and as defined in the documents governing such Securitization Transaction) to be deposited into a Material Account subject to a Control Agreement promptly upon receipt in accordance with historical practices. Notwithstanding anything herein to the contrary, the provisions of this Section 7.17(b) shall not apply to any deposit account or securities account that is acquired by an Obligor in connection with a Permitted Acquisition or other Investment permitted under this Agreement prior to the date that is 90 days (or such longer period as shall be agreed to by the Agent in its sole discretion) following the date of such Permitted Acquisition or other Investment, as applicable.
(c)Each Credit Card Notification and, with respect to the Material Accounts, each Control Agreement shall require, upon the commencement and during the continuance of a Cash Dominion Period and following delivery of notice of commencement thereof by the Agent to the Borrowers’ Agent, the ACH or wire transfer no less frequently than once per Business Day (unless this Agreement has been terminated, the Commitments have been terminated and Full Payment of the Obligations has occurred) of all available cash balances and cash receipts, including the then contents or then entire ledger balance of each Material Account subject to such Control Agreement, net of such minimum balance (not to exceed $10,000 per account and $200,000 in the aggregate), if any, required by the bank at which such Material Account is maintained. Each Obligor agrees that it will not cause any credit card proceeds subject to any then effective Credit Card Notification or any proceeds of any Material Account to be otherwise redirected.

(d)Each Obligor shall instruct all account debtors of such Obligor that remit payments of Accounts of such Account Debtor regularly by check pursuant to arrangements with such Obligor, to remit all such payments (other than (x) any such amount to be deposited in Excluded Accounts and (y) Accounts or payment thereof excluded from the Collateral pursuant to any Security Document, including Excluded Assets) to the applicable “P.O. Boxes” or “Lockbox Addresses” with respect to the applicable Material Account, which remittances shall be collected by the applicable bank and deposited in the applicable Material Account. All amounts received by the Company, or any other Obligor and any such depository bank in respect of any Account shall upon receipt of such amount (other than (x) any such amount to be deposited in Excluded Accounts and (y) any Account or amount excluded from the Collateral pursuant to any Security Document, including Excluded Assets) be deposited into a Material Account.
(e)In the event that, notwithstanding the provisions of this Section 7.17, any Obligor has dominion and control of any proceeds or collections required to be transferred to the Payment Account pursuant to Section 7.17(c), such proceeds and collections shall be held in trust by such Obligor for the Agent, shall not be commingled with any of such Obligor’s other funds or deposited in any account of such Obligor (other than any account by which such Obligor received or acquired dominion or control of such proceeds and collections, or with any funds in such account) and shall promptly be deposited into the Payment Account or dealt with in such other fashion as such Obligor may be reasonably instructed by the Agent.
(f)All collected amounts received in the Payment Account shall be distributed and applied in accordance with Section 4.6 on a daily basis, with any excess, unless an Event of Default shall have occurred and be continuing, to be remitted to the applicable Secured Obligor.
(g)The Secured Obligors may close Material Accounts or open new deposit accounts or securities accounts, subject to the substantially contemporaneous execution and delivery to the Agent of a Control Agreement for any Material Account consistent with the provisions of this Section 7.17.
(h)The Payment Account shall at all times be under the sole dominion and control of the Agent.
(i)So long as (x) no Event of Default has occurred and is continuing and (y) no Cash Dominion Period has commenced and is continuing, the Obligors shall have full and complete access to, and may direct the manner of disposition of, funds in the Material Accounts.
(j)Any amounts held or received in the Payment Account (including all interest and other earnings with respect thereto, if any) at any time (x) after this Agreement has been terminated, the Commitments have been terminated and the Full Payment of the Obligations has occurred or (y) when all Events of Default have been cured or any Cash Dominion Period has ceased to exist shall be remitted to the Secured Obligors as the applicable Obligors may direct or as may otherwise be required by applicable law.
(k)In the event the daily balance in any deposit account (other than the deposit accounts described in clauses (a), (b) and (c) of the definition of the term “Material Account”) shall exceed the amount set forth in clause (d) of the definition of the term “Material Account” for two consecutive Business Days, the Company shall within one Business Day of such event instruct the depository institution for such deposit account to sweep such excess into a Material Account. Failure to comply with the foregoing sentence shall not constitute a Default or Event of Default, but for so long as such failure is continuing, Accounts the proceeds of which are expected to be deposited in such bank account shall not constitute Eligible Accounts.
7.18.Sanctions. The Company will maintain in effect policies and procedures reasonably designed to promote compliance by the Obligors, their respective Subsidiaries, and their respective directors, officers, employees, controlled affiliates and agents with Sanctions Laws. Notwithstanding the foregoing, nothing herein (including, for greater certainty, the provisions of Sections 6.21, 7.12 and this Section 7.18) shall require any Canadian Obligor or any of their Subsidiaries which are organized or incorporated under the law of Canada or any province or territory thereof (each such party, a “Canadian Party”), to take action or refrain from taking any action, to the extent such provisions would otherwise contravene, or require any notification to the Attorney General of Canada under the Foreign Extraterritorial Measures (United States) Order, 1992, by any such Canadian Party and Sections 6.21, 7.12 and this Section 7.18 shall be limited and interpreted accordingly.
7.19.Anti-Money Laundering Laws. No part of the proceeds of the Loans or Letters of Credit will be used by the Company or any of its Subsidiaries, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Law or any anti-money laundering law or regulation. Each Obligor shall conduct its business in all material respects with applicable Anti-Corruption Laws and anti-money laundering laws and maintain policies and procedures designed to promote and achieve compliance with applicable Anti-Corruption Laws and anti-money laundering laws.
7.20.Securitization Transactions.
(a)The Borrowers shall cause to be delivered to the Agent such reports and information about any Securitization Transaction as may be reasonably requested by the Agent from time to time.
(b)At any time that an Event of Default has occurred and is continuing, the Company and the other Obligors shall, within five Business Days following written notice by the Agent to do so, cause further sales or other transfers of rental fleet equipment pursuant to any Equipment Securitization Transaction to cease and to otherwise cause new rental fleet equipment to be excluded from any Equipment Securitization Transaction.

ARTICLE VIII

NEGATIVE COVENANTS
The Company and each other Obligor covenant to the Agent and each Lender that, from and after the Agreement Date, so long as any of the Commitments remain in effect, and thereafter until Full Payment of the Obligations:
8.1.Indebtedness. Neither the Company nor any of the Restricted Subsidiaries shall create, incur, assume or otherwise become directly or indirectly liable with respect to any Indebtedness, except as follows (collectively, “Permitted Indebtedness”):
(a)Indebtedness created hereunder or under the other Loan Documents (including Indebtedness incurred pursuant to a Refinancing Amendment and Indebtedness created under Incremental Facilities);
(b)Indebtedness described on Schedule 8.1 and any Refinancing Indebtedness in respect thereof;
(c)Indebtedness incurred by any Borrower or any Restricted Subsidiary pursuant to Permitted Credit Facilities (other than pursuant to this Agreement); provided that (A) immediately after giving effect to any such incurrence, the aggregate principal amount of all Indebtedness incurred under this clause (c) and then outstanding does not exceed the greater of (x) $2,350,000,000 and (y) an amount equal to the North American Borrowing Base, less (ii) the sum of the Maximum Revolver Amount at such time, plus any additional outstanding Indebtedness under this Agreement at such time incurred pursuant to Section 2.5, 2.6 or 2.7 not included under the Maximum Revolver Amount, and (B) at the time of incurrence thereof, the maturity date of any such Indebtedness shall be no earlier than the Maturity Date;
(d)Indebtedness of the Company or any of the Restricted Subsidiaries under Purchase Money Obligations (including equipment purchase or lines of credit); provided that, immediately after giving effect to any such incurrence, the aggregate principal amount of all Indebtedness incurred under this clause (d) and then outstanding does not exceed $350,000,000;
(e)Indebtedness of a Borrower or any Restricted Subsidiary incurred in respect of (i) performance bonds, completion guarantees, surety bonds, bankers’ acceptances, letters of credit or other similar bonds, instruments or obligations in the ordinary course of business, including Indebtedness evidenced by letters of credit issued in the ordinary course of business to support the insurance or self-insurance obligations of a Borrower or any of the Restricted Subsidiaries (including to secure workers’ compensation and other similar insurance coverages), but excluding letters of credit issued in respect of or to secure money borrowed, (ii) obligations under Hedge Agreements entered into for bona fide hedging purposes of any Borrower and not for speculative purposes or (iii) cash management obligations and netting, overdraft protection and other similar facilities or arrangements, in each case arising under standard business terms of any bank at which a Borrower or any Restricted Subsidiary maintains such facility or arrangement;

(f)Indebtedness consisting of accommodation guarantees for the benefit of trade creditors of any Borrower or any Restricted Subsidiary;
(g)Indebtedness of the Company or any of the Restricted Subsidiaries under Finance Leases; provided that, immediately after giving effect to any such incurrence, the aggregate principal amount of all Indebtedness incurred under this clause (g) and then outstanding does not exceed $250,000,000;
(h)Indebtedness of the Company or any Subsidiary to the Company or any other Subsidiary arising pursuant to Permitted Investments;
(i)(i) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business and (ii) customer deposits and advance payments received in the ordinary course of business from customers for goods or services purchased or rented in the ordinary course of business;
(j)Reserved;
(k)Reserved;
(l)Indebtedness of Foreign Subsidiaries of the Company; provided that, at any time that any such Indebtedness is created, incurred or assumed, the aggregate principal amount of Indebtedness then outstanding under this clause (l) shall not exceed the greater of (x) $200,000,000 and (y) 5.0% of Consolidated Tangible Assets; provided that with respect to any Indebtedness of any Canadian Obligor incurred pursuant to this clause (l), (1) the maturity date of any such Indebtedness shall be no earlier than the Maturity Date, and (2) such Indebtedness shall be unsecured or if secured, any Lien on any Collateral securing such Indebtedness shall be junior and subordinate to the Agent’s Liens pursuant to an Acceptable Intercreditor Agreement;
(m)Indebtedness arising from agreements of the Company or any Restricted Subsidiary providing for guarantees, indemnification, obligations in respect of earnouts or other purchase price adjustments or holdback of purchase price or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or Subsidiary permitted hereunder, other than guarantees of Indebtedness incurred by any person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition;
(n)Indebtedness of the Company or any of its Restricted Subsidiaries in respect of Sale and Leaseback Transactions permitted under Section 8.5;
(o)Indebtedness by any Special Purpose Vehicle to a Canadian Obligor in connection with any Securitization Transaction arising from the purchase of equipment, leases, agreements, accounts or receivables by such Special Purpose Vehicle from such Canadian Obligor;

(p)Guarantees by the Company or any Restricted Subsidiary of Indebtedness permitted to be incurred by an Obligor or any Restricted Subsidiary hereunder; provided that if the Indebtedness being Guaranteed is subordinated to or pari passu with any of the Obligations, then the Guarantee shall be subordinated or pari passu, as applicable, to the same extent as the Indebtedness Guaranteed; provided, further, that no Canadian Obligor may guarantee any Indebtedness of a U.S. Obligor under this clause (p) unless such Person Guarantees the U.S. Obligations;
(q)Guarantees or other Indebtedness in respect of Indebtedness of (i) an Unrestricted Subsidiary, (ii) a Person in which the Company or a Restricted Subsidiary has a minority interest or (iii) joint ventures or similar arrangements; provided that (A) at the time of incurrence of any Indebtedness pursuant to this clause (q) the aggregate principal amount of all Guarantees and other Indebtedness incurred under this clause (q) and then outstanding does not exceed $130,000,000 in aggregate outstanding principal amount, (B) such amount shall be increased by an amount equal to $10,000,000 on each anniversary of the Agreement Date, and (C) no Specified Default shall have occurred and be continuing and no Event of Default known to the Company shall have occurred and be continuing on any date on which such amount is to be increased;
(r)Indebtedness of any Obligor or Restricted Subsidiary that is subordinated to the payment in full of the Obligations on terms and conditions satisfactory to the Agent; provided that both immediately before and on a pro forma basis immediately after the incurrence of such Indebtedness, the Obligors are in compliance with the financial covenant set forth in Section 8.9 (regardless of whether a Covenant Trigger is in effect or such covenant is otherwise effective);
(s)Indebtedness representing deferred compensation, severance and health and welfare retirement benefits to current and former employees of the Company and its Subsidiaries incurred in the ordinary course of business;
(t)Indebtedness consisting of the financing of insurance premiums;
(u)Reserved;
(v)(i) Non-Recourse Indebtedness of any Special Purpose Vehicle in respect of any Securitization Transactions and (ii) any Indebtedness under Standard Securitization Undertakings;
(w)Indebtedness of any Restricted Subsidiary that is not an Obligor; provided that (i) such Indebtedness is not guaranteed by any Obligor, (ii) the holder of such Indebtedness does not have, directly or indirectly, any recourse to any Obligor, whether by reason of representations or warranties, agreement of the parties, operation of law or otherwise, (iii) such Indebtedness is not secured by any assets other than assets of such Restricted Subsidiary and (iv) the aggregate principal amount of such Indebtedness outstanding at any time shall not exceed the greater of (x) $420,000,000 and (y) 50.0% of Consolidated EBITDA for the most recent four Fiscal Quarters for which Agent has received or is required to have received financial statements, on a pro forma basis (including pro forma application of the proceeds therefrom);
(x)Reserved;

(y)(A) Indebtedness of any Obligor or any Restricted Subsidiary, in addition to that described in clauses (a) through (x) above; provided that as of the date of incurring such Indebtedness and after giving effect thereto (or, at the Company’s option, on the date of the initial borrowing of such Indebtedness or entry into the definitive agreement providing the commitment to fund such Indebtedness after giving pro forma effect to the incurrence of the entire committed amount of such Indebtedness, in which case such amount may thereafter be borrowed and reborrowed, in whole or in part, from time to time, without further compliance with this proviso):
(i) the Ratio Debt Test is at least 2.00:1.00 (but in the case of ~~a~~ Indebtedness of a Restricted Subsidiary that is not an Obligor, subject to the limit set forth in Section 8.1(w) above);
(ii)the Senior Secured Indebtedness Leverage Ratio would be equal to or less than 3.00:1.00; provided that for purposes of calculating the Senior Secured Indebtedness Leverage Ratio under this clause (ii) for purposes of determining whether such Indebtedness may be incurred, any cash proceeds of such Indebtedness then being incurred shall not be netted from the numerator in the determination of Senior Secured Indebtedness Leverage Ratio; or
(iii)the aggregate principal amount of such Indebtedness does not exceed at any time the greater of (x) $300,000,000 and (y) 7.5% of Consolidated Tangible Assets; and
(B) any Refinancing Indebtedness incurred to Refinance any Indebtedness incurred pursuant to this clause (y);
provided that with respect to any Indebtedness incurred pursuant to this clause (y), (1) the maturity date of any such Indebtedness shall be no earlier than the Maturity Date and (2) such Indebtedness shall be unsecured or if secured, any Lien on any Collateral securing such Indebtedness shall be junior and subordinate to the Agent’s Liens pursuant to an Acceptable Intercreditor Agreement (it being understood that the proceeds of any of the foregoing Indebtedness may be deposited in an escrow account secured pursuant to Section 8.2(jj) pending the application of such proceeds to a Permitted Acquisition or other Investment permitted hereunder or any discharge, redemption, defeasance or refinancing);
(z)Indebtedness under the Senior Notes and any Refinancing thereof; provided that the maturity date of any such Indebtedness shall be no earlier than the Maturity Date; and
(aa)Indebtedness in respect of Finance Leases which have been funded solely by Investments of the Company and its Restricted Subsidiaries permitted by clause (z) of the definition of “Permitted Investments”.
For purposes of determining compliance with, and the outstanding principal amount of Indebtedness (including Guarantees) incurred pursuant to and in compliance with, this Section 8.1, (i) in the event that Indebtedness (including Guarantees) meets the criteria of more than one type of Indebtedness (including Guarantees) described in this Section 8.1, the Borrowers’ Agent, in its sole discretion, shall classify, and may from time to time reclassify, such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one or a combination of the clauses of this Section 8.1, (ii) if any Indebtedness is incurred to refinance Indebtedness initially incurred in reliance on a basket measured by reference to a percentage of Consolidated Tangible Assets at the time of incurrence, and such refinancing would cause the percentage of Consolidated Tangible Assets restriction to be exceeded if calculated based on the Consolidated Tangible Assets on the date of such refinancing, such percentage of Consolidated Tangible Assets restriction shall not be deemed to be exceeded so long as the principal amount of such Refinancing Indebtedness does not exceed the principal amount of such Indebtedness being Refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing, (iii) the amount of Indebtedness issued at a price that is less than the principal amount thereof shall be equal to the amount of the liability in respect thereof determined in accordance with GAAP and (iv) the principal amount of Indebtedness outstanding under any clause of Section 8.1 shall be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness. In addition, with respect to any Indebtedness that was permitted to be incurred hereunder on the date of such incurrence, any Increased Amount of such Indebtedness shall also be permitted hereunder after the date of such incurrence.
Except as provided in the paragraph below, with respect to Indebtedness denominated in a foreign currency, the amount of any Indebtedness outstanding as of any date shall be:
(i)the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount;
(ii)the principal amount of the Indebtedness, in the case of any other Indebtedness; and in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of: (A) the Fair Market Value of such assets at the date of determination; and (B) the amount of the Indebtedness of the other Person.
For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness denominated in a foreign currency, the Dollar-equivalent principal amount of such Indebtedness incurred pursuant thereto shall be calculated based on the relevant currency exchange rate in effect on the date that such Indebtedness was incurred, in the case of term Indebtedness, or first committed, in the case of revolving credit Indebtedness; provided that (A) the Dollar-equivalent principal amount of any such Indebtedness outstanding on the Closing Date shall be calculated based on the relevant currency exchange rate in effect on the Closing Date, (B) if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency (or in a different currency from such Indebtedness so being incurred), and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness, calculated as described in the following sentence, does not exceed (x) the outstanding or committed principal amount (whichever is higher) of such Indebtedness being refinanced plus (y) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such refinancing and (C) the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency and incurred pursuant to a Permitted Credit Facility shall be calculated based on the relevant currency exchange rate in effect on, at the Borrower Agent’s option,

(I) the Closing Date, (II) any date on which any of the respective commitments under such Credit Facility shall be reallocated between or among facilities or subfacilities thereunder, or on which such rate is otherwise calculated for any purpose thereunder or (III) the date of such incurrence. The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing.
8.2.Liens. Neither the Company nor any of its Restricted Subsidiaries shall create, incur, assume or suffer to exist any Lien of any kind on any of their respective properties or assets, whether now owned or hereafter acquired, except for the following (collectively, “Permitted Liens”):
(a)Liens created pursuant to the Security Documents;
(b)Liens existing on, or provided for under written arrangements existing on, the Closing Date and described on Schedule 8.2 or securing any Refinancing Indebtedness in respect of such Indebtedness so long as the Lien securing such Refinancing Indebtedness is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or under such written arrangements could secure) the original Indebtedness and has the same priority relative to the Agent’s Lien as Indebtedness being refinanced;
(c)Liens granted pursuant to documentation separate from any Security Document and not prohibited under the Senior Notes Indenture, securing Indebtedness permitted under Section 8.1(c); provided that (A) with respect to any Liens under this clause (c), (I) no such Lien on any Collateral may be senior or prior to the Agent’s Liens thereon and (II) such Liens on any Collateral are subject to the terms of an Acceptable Intercreditor Agreement, (B) no such Lien on any Collateral which is pari passu in priority with the Agent’s Liens thereon may be granted if, after giving effect to the automatic imposition of the Pari Passu Debt Reserves with respect to the Indebtedness secured by such Lien, an Out-of-Formula Condition exists, and (C) subject to Section 1.3(l), no Default or Event of Default shall be continuing at the time of the granting or imposition of such Lien or would result therefrom;
(d)Liens in favor of an Obligor or a Restricted Subsidiary; provided that such Liens on any Collateral are subject to an intercreditor agreement reasonably satisfactory to the Agent;
(e)Liens on and pledges of the assets or Capital Stock of any Unrestricted Subsidiary securing any Indebtedness or other obligations of such Unrestricted Subsidiary and Liens on the Capital Stock or assets of Foreign Subsidiaries (other than the Canadian Obligors any assets of which comprise any part of the Canadian Borrowing Base) securing Indebtedness permitted under Section 8.1(l);
(f)Liens (i) for Taxes (other than those described under clause (ii) below) not delinquent or statutory Liens for taxes, the nonpayment of which in the aggregate would not reasonably be expected to have a material adverse effect on the Company and its Restricted Subsidiaries, or which are being contested in good faith and by appropriate proceedings diligently conducted; provided that adequate reserves with respect thereto are maintained on the books of the

Company or any of the Restricted Subsidiaries, as applicable, in accordance with GAAP or (ii) in the case of any Canadian Obligor, securing claims for unpaid wages, vacation pay, workers’ compensation, unemployment insurance, pension plan contributions, Unfunded Pension Liabilities, employee or non-resident withholding tax source deductions, unremitted goods and services, harmonized sales or sales taxes, realty taxes (including utility charges and business taxes which are collectable like realty taxes), customs duties or similar statutory obligations secured by a Lien on any property; provided that such claims under this clause (ii) are not past due, unless they are being contested in good faith and by appropriate proceedings diligently conducted; provided, further, that adequate reserves with respect thereto are maintained on the books of such Canadian Obligor in accordance with GAAP;
(g)statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other like Persons and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent for a period of more than 60 days or being contested in good faith and by appropriate proceedings diligently conducted; provided that adequate reserves with respect thereto are maintained on the books of the Company or any of its Restricted Subsidiaries, as applicable, to the extent required in accordance with GAAP;
(h)Liens incurred on, or deposits or pledges of, cash, Cash Equivalents or Temporary Cash Investments made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security and other similar laws, or to secure the performance of bids, tenders, contracts, statutory or regulatory obligations, surety and appeal bonds, bids, leases, government or other contracts, performance and return-of-money bonds and other similar obligations (in each case, exclusive of obligations for the payment of borrowed money);
(i)(i) mortgages, Liens, security interests, restrictions, encumbrances or any other matters of record that have been placed by any developer, landlord or other third party on real property over which the Company or any Subsidiary has easement rights or on any leased real property and subordination or similar agreements relating thereto; and (ii) any condemnation or eminent domain proceedings affecting any real property;
(j)judgment Liens not giving rise to an Event of Default so long as any appropriate legal proceedings which may have been duly initiated for the review or appeal of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;
(k)easements, rights-of-way, zoning restrictions, utility agreements, covenants, restrictions and other similar charges, encumbrances or title defects or leases or subleases granted to others, in respect of real property not interfering in the aggregate in any material respect with the ordinary conduct of the business of any Borrower or Restricted Subsidiary;
(l)any interest or title of a lessor under any Finance Lease Obligation or operating lease;

(m)Liens securing the Indebtedness permitted by Section 8.1(z); provided that with respect to any Liens under this clause (m), such Liens on any Collateral shall be junior and subordinate in priority to the Agent’s Liens and shall be subject to the terms of a Junior Lien Intercreditor Agreement;
(n)Liens securing Indebtedness incurred pursuant to Section 8.1(d) or Section 8.1(g); provided that any such Lien may not extend to any other property owned by any Borrower or Restricted Subsidiary at the time the Lien is incurred (other than assets and property affixed or appurtenant thereto);
(o)Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;
(p)Liens securing Refinancing Indebtedness to the extent such Liens are permitted in the definition of “Refinancing Indebtedness”;
(q)Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of an Obligor or Restricted Subsidiary, including rights of offset and setoff;
(r)Liens securing obligations under Hedge Agreements entered into in the ordinary course of business and not for speculative purposes;
(s)customary Liens on assets of a Special Purpose Vehicle arising in connection with a Securitization Transaction;
(t)any interest or title of a lessor, sublessor, licensee or licensor under any lease, sublease, sublicense or license agreement (including Liens on Intellectual Property resulting from licenses thereof) not prohibited by this Agreement;
(u)Liens attaching solely to cash earnest money deposits in connection with any letter of intent or purchase agreement in connection with an acquisition permitted under the terms of this Agreement;
(v)Liens on cash set aside at the time of the incurrence of any Indebtedness or government securities purchased with such cash, in either case to the extent that such cash or government securities prefund the payment of interest on such Indebtedness and are held in an escrow account or similar arrangement to be applied for such purpose;
(w)Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business;
(x)any encumbrance or restriction (including put and call agreements or buy/sell arrangements) with respect to Capital Stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement;

(y)Liens on insurance proceeds (other than proceeds of insurance with respect to any item of Collateral included in Borrowing Base) and unearned premiums incurred in the ordinary course of business in connection with the financing of insurance premiums;
(z)Liens arising by operation of law in the ordinary course of business;
(aa)Liens on property or assets under construction (and related rights) in favor of a contractor or developer or arising from progress or partial payments by a third party relating to such property or assets;
(ab)Liens relating to pooled deposit or sweep accounts to permit satisfaction of overdraft, cash pooling or similar obligations incurred in the ordinary course of business;
(ac)licenses, sublicenses, leases, subleases or other rights (including licenses and sublicenses of Intellectual Property) granted to other Persons not materially interfering with the conduct of the business of the Borrowers and the Restricted Subsidiaries taken as a whole or the Agent’s rights with respect to the Collateral;
(ad)Liens (i) on inventory or goods and proceeds securing the obligations in respect of bankers’ acceptances issued or created to facilitate the purchase, shipment or storage of such inventory or other goods of the Company or any Subsidiary in the ordinary course of its business, (ii) that are contractual rights of setoff, (iii) relating to purchase orders and other agreements entered into with customers or suppliers of the Company or any Subsidiary in the ordinary course of business, to the extent not securing Indebtedness under Section 8.1(d) or Section 8.1(g), (iv) in favor of a banking institution encumbering deposits (including the right of setoff) held by such banking institution incurred in the ordinary course of business or which are within the general parameters customary in the banking industry or (v) in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties in connection with the importation of goods in the ordinary course of business;
(ae)Liens arising from precautionary UCC filings or PPSA filings regarding a “true sale” to a Special Purpose Vehicle pursuant to a Securitization Transaction or “true” operating leases or the bailment or consignment of goods to any Obligor or any Subsidiary, to the extent such lease, bailment or consignment is not otherwise in violation of this Agreement;
(af)Liens existing on assets or properties at the time of the acquisition thereof by the Company or any Restricted Subsidiary which do not (x) materially interfere with the use, occupancy, operation and maintenance of structures existing on the property subject thereto and (y) extend to or cover any assets or properties of the Company or such Restricted Subsidiary other than such acquired assets or properties;
(ag)Liens on any Like-Kind Exchange Account and any Replacement Property that is acquired in a Like-Kind Exchange, in each case granted pursuant to and in connection with a Like-Kind Exchange in favor of any applicable Qualified Intermediary to facilitate such Like-Kind Exchange;

(ah)Liens securing Indebtedness of any Subsidiary that is not an Obligor pursuant to Section 8.1(w);
(ai)Liens incurred by any Borrower or Restricted Subsidiary securing Indebtedness incurred in compliance with Section 8.1; provided that (A) either (1) on the date of the incurrence of such Indebtedness after giving effect to such incurrence (or on the date of the initial borrowing of such Indebtedness after giving pro forma effect to the incurrence of the entire committed amount of such Indebtedness, in which case such committed amount may thereafter be borrowed and reborrowed, in whole or in part, from time to time, without further compliance with this Section 8.2(ii)), the Senior Secured Indebtedness Leverage Ratio shall not exceed 3.00:1.00, or (2) the aggregate outstanding principal amount of all secured Indebtedness subject to a Lien under this Section 8.2(ii) for the Company and all such other Obligors and Restricted Subsidiaries shall not to exceed at any time the greater of (x) $300,000,000 and (y) 7.5% of Consolidated Tangible Assets at such time, (B) no Default or Event of Default shall have occurred and be continuing, and (C) to the extent such Liens are on any Collateral, such Liens shall be junior and subordinate to the Agent’s Liens on such Collateral pursuant to an Acceptable Intercreditor Agreement and Agent shall have received an Acceptable Intercreditor Agreement duly authorized, executed and delivered by the applicable Obligors and the holder or holders of such Lien;
(aj)Liens on the proceeds of Indebtedness or other amounts held in favor of the lenders or holders of such Indebtedness and their agents or representatives pending the application of such proceeds to a Permitted Acquisition or other Investment permitted hereunder or any discharge, redemption, defeasance or refinancing; and
(ak)Liens in favor of any Franchise Special Purpose Entity in connection with any Franchise Financing Disposition; provided that such Liens shall not be on any Collateral or if on any Collateral, such Liens shall be junior and subordinate to the Agent’s Liens pursuant to an Acceptable Intercreditor Agreement.
For purposes of determining compliance with this Section 8.2, (i) a Lien need not be incurred solely by reference to one category of Permitted Liens but may be incurred under any combination of such categories (including in part under one such category and in part under any other such category) and (ii) in the event that a Lien (or any portion thereof) meets the criteria of one or more of such categories of Permitted Liens, the Borrowers’ Agent shall, in its sole discretion, classify or reclassify such Lien (or any portion thereof) in any manner that complies with the definition of “Permitted Liens”. In addition, with respect to any Lien securing Indebtedness that was permitted to secure such Indebtedness at the time of the incurrence of such Indebtedness, such Lien shall also be permitted to secure any Increased Amount of such Indebtedness.
8.3.[Intentionally omitted].
8.4.Distributions; Restricted Investments. Neither the Company nor any of its Restricted Subsidiaries shall (a) directly or indirectly declare or make, or incur any liability to make, any Distribution, except Permitted Distributions, or (b) make any Investment, except Permitted Investments.

8.5.Mergers, Consolidations or Sales. Neither the Company nor any of the Restricted Subsidiaries shall merge into, or consolidate or amalgamate with, any other Person or permit any other Person to merge into or consolidate or amalgamate with it, or consummate any Asset Disposition, or wind up, liquidate or dissolve, except:
(a)transfers of condemned or expropriated property to the applicable Governmental Authority or agency that has condemned or expropriated the same (whether by deed in lieu of condemnation or otherwise), and transfers of properties that have been subject to a casualty to the applicable insurer of such property or its designee as part of an insurance settlement;
(b)(i) any Obligor or any Restricted Subsidiary may be merged, consolidated or amalgamated with or into (x) (1) in the case of a Secured Obligor, any other Secured Obligor that is organized, domiciled and is resident in the same country as such Secured Obligor, or any Secured Obligor that is a U.S. Obligor or (2) otherwise, any Obligor, (y) any other Person that is organized, domiciled and is resident in the same country as such Obligor or Restricted Subsidiary or (z) any other Person if the Person formed by or surviving such merger, consolidation or amalgamation is organized, domiciled and is resident in the same country as such Obligor or Restricted Subsidiary; provided that in the case of any merger, consolidation or amalgamation described in clauses (x), (y) or (z), (A) if the Company is involved in such merger, consolidation or amalgamation, the continuing or surviving Person shall be (I) the Company, or (II) a Person organized or existing under the laws of the United States, any state thereof, or the District of Columbia, and such Person expressly assumes all of the obligations of the Company under this Agreement and the other Loan Documents pursuant to a supplement or joinder to the Loan Documents in a form reasonably satisfactory to the Agent, (B) in the case of such a merger, consolidation or amalgamation involving an Obligor, the continuing or surviving Person shall be an Obligor and (except to the extent such continuing or surviving Person is the Company) a Wholly Owned Subsidiary of the Company (and, to the extent such continuing or surviving Person was not an Obligor prior to such merger, consolidation or amalgamation, it shall expressly assume all obligations as an Obligor under the Loan Documents pursuant to documentation reasonably satisfactory to the Agent) and (C) in the case of such a merger, consolidation or amalgamation involving a Restricted Subsidiary (other than an Obligor), the continuing or surviving Person shall be a Restricted Subsidiary and (except to the extent such continuing or surviving Person is the Company) a Wholly Owned Subsidiary of the Company;
(i)any Obligor or any Restricted Subsidiary of an Obligor (in either case, other than the Company) may be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to its direct parent Obligor;
(ii)any Restricted Subsidiary that is not an Obligor may be merged or amalgamated with or into any other Restricted Subsidiary that is not an Obligor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to any other Restricted Subsidiary that is not an Obligor; and
(iii)any Excluded Subsidiary may be liquidated, wound up or dissolved;

(c)Asset Dispositions of any Non-Core Business; and
(d)Asset Dispositions not otherwise permitted by this Section 8.5 so long as (i) after giving effect thereto the Payment Conditions are satisfied, (ii) the transferor receives consideration (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise) at the time of such Asset Disposition at least equal to the Fair Market Value of the shares or assets sold or otherwise disposed of, (iii) if the consideration received for such Asset Disposition is greater than $50,000,000, not less than 75% of the consideration received at the time of such Asset Disposition shall be in cash; provided that for purposes of satisfying the requirement of this clause (iii), for all such Asset Dispositions in the aggregate during the term of this Agreement, Designated Non-cash Consideration of up to the greater of $125,000,000 or 3.0% of the Consolidated Tangible Assets as of the date of the applicable Asset Disposition (without giving effect to changes in value subsequent to the receipt of such Designated Non-cash Consideration ) may be deemed to be “cash”, (iv) before and after giving effect thereto, no Event of Default has occurred and is continuing and (v) in the case of any Asset Disposition of Collateral having a book value exceeding $100,000,000, the Agent shall have received an updated Borrowing Base Certificate giving effect to such Asset Disposition on a pro forma basis.
(e)For the purposes of Section 8.5(d)(iii), the following items, each of which constitute Designated Non-cash Consideration at their respective Fair Market Value, are deemed to be cash: (i) the assumption of Indebtedness of the Company or any Restricted Subsidiary to the extent the Company or such Restricted Subsidiary is released from all liability on payment of the principal amount of such Indebtedness in connection with such Asset Disposition, (ii) Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Disposition to the extent that the Company and each other Restricted Subsidiary are released in full from any guarantee of payment of the principal amount of such Indebtedness in connection with such Asset Disposition, (iii) securities, notes or other obligations received by the Company or any Restricted Subsidiary from the transferee that are converted by the Company or such Restricted Subsidiary into cash within 180 days, (iv) consideration consisting of Indebtedness of the Company or any Restricted Subsidiary (provided that such Indebtedness is not expressly subordinated in right of payment to the Obligations), (v) properties or assets that are used or useful in the business of the Company and the Restricted Subsidiaries conducted at such time or in businesses reasonably related thereto or Capital Stock of a Person, the principal portion of whose assets consist of such property or assets or (vi) any Designated Non-cash Consideration received by the Company or any of the Restricted Subsidiaries in an Asset Disposition.
8.6.Prepayments of Indebtedness. Neither the Company nor any of its Restricted Subsidiaries shall prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, except the payment, prepayment, redemption, purchase, defeasance or other satisfaction of (collectively, “Permitted Payments”): (a) Loans in accordance with the terms of this Agreement, (b) any Indebtedness ranking pari passu with respect to right of payment with the Loans (other than any Indebtedness permitted by Section 8.1(z), whether or not secured), (c) any Indebtedness payable to any Obligor, (d) regularly scheduled repayments or redemptions of Permitted Indebtedness or any mandatory offers to repay, prepay, redeem or purchase Permitted

Indebtedness (subject to clause (f) below), (e) any obligations in respect of any Securitization Transactions, (f) any Permitted Indebtedness in connection with any refinancing or replacement thereof with any Refinancing Indebtedness thereof, (g) any Permitted Indebtedness required as a result of any sale, lease, transfer or other disposition of any property securing such Permitted Indebtedness to the extent that such security is permitted under this Agreement (and if such property constitutes Collateral, the Lien thereon securing such Permitted Indebtedness is senior to the Agent’s Lien thereon) and such payment, prepayment, redemption, purchase, defeasance or other satisfaction is permitted under the terms of any intercreditor or subordination provisions with respect thereto, (h) Indebtedness by any Special Purpose Vehicle to a Canadian Obligor arising from the purchase of equipment, leases, agreements, accounts or receivables by such Special Purpose Vehicle from such Canadian Obligor, (i) any Indebtedness so long as at such time, (x) both before and after giving effect to any such Permitted Payment, no Specified Default has occurred and is continuing and (y) after giving pro forma effect thereto, the Payment Conditions shall have been satisfied, (j) any Subordinated Indebtedness by exchange for, or out of the net cash proceeds of, a substantially concurrent issue and sale of Refinancing Indebtedness with respect thereto, (k) other Indebtedness; provided that (i) the aggregate amount of all such Permitted Payments during the term of this Agreement shall not exceed the greater of (A) $375,000,000 and (B) 10% of Consolidated Tangible Assets as of the date of any such Permitted Payment and (ii) the aggregate amount of Permitted Payments made pursuant to this clause (k), together with the aggregate amount of all Investments made in reliance on clause (s) of the definition of the term “Permitted Investments”, the aggregate amount of all Distributions made in reliance on clause (f) of the definition of the term “Permitted Distributions”, and the consideration paid for all acquisitions in reliance on clause (d)(ii)(C) of the definition of the term “Permitted Acquisition”, shall not exceed $600,000,000 in the aggregate during the term of this Agreement, and (l) any purchase or redemption of any Subordinated Indebtedness of the Company or any Restricted Subsidiary required pursuant to the terms thereof as a result of a Change of Control or an asset disposition, so long as at such time no Default or Event of Default shall have occurred and be continuing (or would result therefrom).
8.7.Transactions with Affiliates. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including the sale, transfer, disposition, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any of its Affiliates involving aggregate consideration in excess of $60,000,000, unless such transaction is on terms that are not materially less favorable to the Company or such Restricted Subsidiary, as the case may be, than those which could have been obtained in a comparable transaction at such time from Persons who are not Affiliates of the Company, except that this Section 8.7 shall not prohibit:
(a)transactions with or among Obligors and the Restricted Subsidiaries;
(b)transactions in the ordinary course of business, or approved by a majority of the board of directors of the Company, between an Obligor or any Restricted Subsidiary and any Affiliate of the Company that is a Franchisee, a Franchise Special Purpose Entity, joint venture or similar entity;

(c)(i) any transaction with an officer or director not involving more than $1,200,000 in any one year and (ii) customary directors’ fees, indemnification and similar arrangements, consulting fees, employee salaries, bonuses or employment agreements, collective bargaining agreements, compensation or employee benefit arrangements and incentive arrangements with any director, officer, employee or consultant of an Obligor or any Restricted Subsidiary that (A) is approved by the Board of Directors of the Company (including by the compensation committee thereof), (B) provides for annual base compensation not in excess of $2,500,000 for such director, officer, employee or consultant or (C) is entered into in the ordinary course of business; provided that with respect to making payments pursuant to or otherwise performing an indemnification and contribution agreement in favor of any Permitted Holder or any person who was, is or becomes a director, officer, agent, employee or consultant of or to the Company or any of its Subsidiaries, such payment or arrangement shall be in respect of liabilities (1) arising under the Securities Act, the Exchange Act and any other applicable securities laws or otherwise, in connection with any offering of securities by the Company or any of its Subsidiaries, (2) incurred to third parties for any action or failure to act of the Company or any of its Subsidiaries, predecessors or successors, (3) arising out of the fact that any indemnitee was or is a director, officer, agent, employee or consultant of or to the Company or any of its Subsidiaries, or is or was serving at the request of any such corporation as a director, officer, employee, agent or consultant of or to another corporation, partnership, joint venture, trust or enterprise or (4) to the fullest extent permitted by Delaware or other applicable state law, arising out of any breach or alleged breach by such indemnitee of his or her fiduciary duty as a director or officer of the Company or any of its Subsidiaries;
(d)Distributions or Investments made in compliance with Section 8.4;
(e)loans and advances to officers, directors and employees of an Obligor or any Restricted Subsidiary for travel, entertainment, moving and other relocation expenses, in each case made in the ordinary course of business;
(f)transactions pursuant to agreements in effect on the Closing Date;
(g)any sale, conveyance or other transfer of assets transferred in a Securitization Transaction to a Special Purpose Vehicle;
(h)transactions with customers, clients, suppliers, licensees, licensors, joint venture partners, joint ventures, including their members or partners, or purchasers or sellers of goods or services, in each case in the ordinary course of business, including pursuant to joint venture agreements, and otherwise in compliance with the terms of this Agreement which are, in the aggregate (taking into account all the costs and benefits associated with such transactions), materially no less favorable to the applicable Obligor or Restricted Subsidiary than those that would have been obtained in a comparable transaction by such Obligor or Restricted Subsidiary with an unrelated person or entity, in the good faith determination of the Company’s board of directors or its senior management, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party;

(i)any purchase by the Company or its Subsidiaries of the Capital Stock of any Wholly Owned Subsidiary; provided that such Capital Stock shall be pledged to the Agent on behalf of the Secured Parties to the extent required by this Agreement or the Security Documents;
(j)any issuance or sale of Capital Stock (other than Disqualified Stock) of the Company or any capital contribution to the Company;
(k)transactions in which the Company or a Restricted Subsidiary, as the case may be, delivers to the Agent a letter from an accounting, appraisal or investment banking firm of national standing stating that the financial terms of such transaction either (i) are fair to the Company or such Restricted Subsidiary, as applicable, from a financial point of view (or words of similar import) or (ii) are not materially less favorable to the Company or such Restricted Subsidiary, as the case may be, than those which could have been obtained in a comparable transaction at such time from Persons who are not Affiliates of the Company;
(l)any transaction permitted under Section 8.1, Section 8.4, Section 8.5 and any transaction constituting a Permitted Investment pursuant to clauses (b), (d), (e), (f), (k), (m), (q), (x) or (aa) of the definition thereof; and
(m)the Company or any its Subsidiaries from performing their respective obligations under any Transaction Agreement or the transactions contemplated thereby.
8.8.Restrictive Agreements. Neither the Company nor any of its Restricted Subsidiaries shall enter into, incur or permit to exist any agreement or other arrangement that imposes any restriction or prohibition on the ability of a Restricted Subsidiary to create, incur, assume or suffer to exist any Lien in favor of the Lenders in respect of obligations and liabilities under this Agreement or any other Loan Documents upon any of its property, assets or revenues constituting Collateral as and to the extent contemplated by this Agreement and the other Loan Documents, whether now owned or hereafter acquired; provided that the foregoing shall not apply to
(a)this Agreement, the other Loan Documents, the Senior Notes, the Senior Note Indenture and any documents related to any of the foregoing, any Permitted Credit Facility, any Intercreditor Agreement Supplement, any Junior Lien Intercreditor Agreement, any Pari Passu Intercreditor Agreement, the Credit Facilities, and any agreement in effect or entered into on the Closing Date;
(b)any agreement or other instrument of a Person, or relating to Indebtedness or Capital Stock of a Person, which Person is acquired by or merged or consolidated with or into the Company or any Restricted Subsidiary, or which agreement or instrument is assumed by the Company or any Restricted Subsidiary in connection with an acquisition of assets from or other transaction with such Person, as in existence at the time of such acquisition, merger, consolidation or transaction (except to the extent that such Indebtedness was incurred to finance, or otherwise in connection with, such acquisition, merger, consolidation or transaction); provided that for purposes of this clause (b), if a Person other than the Company is the surviving Person with respect thereto, any Subsidiary thereof or agreement of such Person or any such Subsidiary shall be deemed acquired or assumed, as the case may be, by the Company or a Restricted Subsidiary, as the case may be, when such Person becomes such surviving Person;
(c)any agreement (a “Refinancing Agreement”) effecting a refinancing of Indebtedness incurred or outstanding pursuant or relating to, or that otherwise extends, renews, refunds, refinances or replaces, any agreement referred to in clause (a) or (b) above or this clause (c) (an “Initial Agreement”), or that is, or is contained in, any amendment, supplement or other modification to any Initial Agreement or Refinancing Agreement (an “Amendment”); provided that the restrictions contained in any such Refinancing Agreement or Amendment taken as a whole are not materially less favorable to the Lenders than restrictions contained in the Initial Agreement or Initial Agreements to which such Refinancing Agreement or Amendment relates (as determined in good faith by the Company);
(d) any agreement relating to intercreditor arrangements and related rights and obligations, to or by which the Lenders and/or the Agent or any other agent, trustee or representative on their behalf may be party or bound at any time or from time to time, and any agreement providing that in the event that a Lien is granted for the benefit of the lenders another Person shall also receive a Lien, which Lien is permitted by Section 8.2;
(e)any agreement governing or relating to (x) Indebtedness of or a Franchise Financing Disposition by or to or in favor of any Franchisee or Franchise Special Purpose Entity or to any Franchise Lease Obligation, (y) Indebtedness of or a Franchise Financing Disposition by or to or in favor of any special purpose entity or (z) sale of receivables by or Indebtedness of a Foreign Subsidiary (other than Canadian Obligors);
(f)any agreement relating to any Indebtedness incurred after the Closing Date as permitted by Section 8.1, (i) if the restrictions thereunder taken as a whole are consistent with prevailing market practice for similar Indebtedness or other agreements, or are not materially less favorable to the Lenders than those under the Initial Agreements, or do not materially impair the ability of the Obligors to create and maintain the Liens on the Collateral securing the Obligations pursuant to the Security Documents as and to the extent contemplated thereby and by Section 7.16, in each case as determined in good faith by the Company or (ii) if such restrictions apply only if a default occurs in respect of a payment or financial covenant relating to such Indebtedness;
(g)any agreement governing or relating to Indebtedness and/or other obligations and liabilities secured by a Lien permitted by Section 8.2 (in which case any restriction shall only be effective against the assets subject to such Lien, except as may be otherwise permitted under this Section 8.8);
(h)any agreement for the direct or indirect disposition of Capital Stock of any Person, property or assets, imposing restrictions with respect to such Person, Capital Stock, property or assets pending the closing of such disposition;
(i)(i) any agreement that restricts in a customary manner (as determined in good faith by the Company) the assignment or transfer thereof, or the subletting, assignment or transfer of any property or asset subject thereto, (ii) any restriction by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by this Agreement, (iii) mortgages, pledges or other security agreements to the extent restricting the transfer of the property or assets subject thereto, (iv) any reciprocal easement agreements containing customary provisions (as determined in good faith by the Company) that impose restrictions with respect to the property or assets so acquired, (vi) agreements with customers or suppliers entered into in the ordinary course of business that impose restrictions with respect to cash or other deposits, net worth or inventory, (vii) customary provisions (as determined in good faith by the Company) contained in agreements and instruments entered into in the ordinary course of business (including leases and licenses) or in joint venture and other similar agreements or in shareholder, partnership, limited liability company and other similar agreements in respect of non-wholly owned Restricted Subsidiaries, (viii) restrictions that arise or are agreed to in the ordinary course of business and do not detract from the value of property or assets of the Company or any Restricted Subsidiary in any manner material to the Company or such Restricted Subsidiary, (ix) obligations under Hedge Agreements or (x) Designated Bank Products Obligations;
(j)restrictions by reason of any applicable law, rule, regulation or order, or required by any regulatory authority having jurisdiction over the Company, order or requirement applicable in connection with such Subsidiary’s status (or the status of any Subsidiary of such Subsidiary) as a captive insurance subsidiary; and
(k) any agreement evidencing any replacement, renewal, extension or refinancing of any of the foregoing (or of any agreement described in this clause (k)).
It is understood that a limitation on the amount of Indebtedness or other obligations or liabilities that may be incurred, outstanding, guaranteed or secured under this Agreement or any other Loan Document (in excess of the amount thereof that may be incurred, outstanding, guaranteed and secured under this Agreement or any other Loan Document as in effect on the Closing Date) does not constitute a limitation that is restricted by this Section 8.8.
8.9.Fixed Charge Coverage Ratio. In the event that Specified Availability at any time is less than the greater of (x) 10% of the Loan Cap and (y) $225,000,000 (any such event being a “Covenant Trigger”), then, as of the date of such Covenant Trigger (each such date, a “Covenant Trigger Date”) and thereafter until the date on which Specified Availability shall have been (a) at least equal to the greater of (x) 10% of the Loan Cap and (y) $225,000,000 for 20 consecutive calendar days or (b) at least equal to the greater of (x) 15% of the Loan Cap and (y) $350,000,000 for five consecutive calendar days (each such period commencing on a Covenant Trigger Date and ending on such date, a “Covenant Trigger Period”), and during any Covenant Trigger Period thereafter, the Borrowers will not permit the Fixed Charge Coverage Ratio, measured on a pro forma basis as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered in accordance with Section 7.2, and for the period of four Fiscal Quarters then ending, to be less than 1.0 to 1.0.

ARTICLE IX

CONDITIONS OF LENDING
9.1.Conditions Precedent to Effectiveness of Agreement and Making of Loans on the Closing Date. The effectiveness of this Agreement, the obligation of the Lenders to make any Loans on the Closing Date, and the obligation of the Agent to cause the applicable Letter of Credit Issuer to issue any Letter of Credit on the Closing Date, are subject to the satisfaction (or waiver in writing by the Agent and the Arrangers) of the following conditions precedent:
(a)This Agreement, the U.S. GCA, the U.S. Intellectual Property Security Agreement Supplement, the Canadian GCA, and the Fee Letter among the Agent, the Company and the Borrowers shall have been executed by each party thereto.
(b)Since December 31, 2018, there shall not have occurred a Material Adverse Effect.
(c)The Agent and the Lenders shall have received (i) customary opinions of counsel for the Obligors (including Canadian counsel to the Canadian Obligors) reasonably satisfactory to the Agent; (ii) a copy of the certificate or articles of incorporation/amalgamation/amendment or memoranda of association (or similar Charter Documents, including all amendments thereto to the extent such amendments are in full force and effect) of each Obligor, certified as of a recent date by the Secretary of State of the state of its organization or other Governmental Authority (to the extent applicable), and a certificate as to the good standing or status, to the extent applicable, of each Obligor as of a recent date, from such Secretary of State or other Governmental Authority; (iii) a certificate of the Secretary or Assistant Secretary or other officer of each Obligor dated the Closing Date and certifying (1) that attached thereto is a true and complete copy of the by-laws (or similar Charter Documents) of such Obligor as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (2) below, (2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or the equivalent governing body) of such Obligor authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (3) that the certificate or articles of incorporation/amalgamation/amendment or memoranda of association/statuts (or similar Charter Documents) of such Obligor have not been amended since the date of the last amendment thereto provided to the Agent and the Lenders and (4) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Obligor; and (iv) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or other officer executing the certificate pursuant to clause (iii) above.
(d)(i) The Agent on behalf of the Secured Parties shall have been granted a first priority (subject to Permitted Priority Liens) and perfected security interest in the Collateral pursuant to the applicable Loan Documents; and (ii) the Agent shall have received the following:

(A)certificates representing the equity interests (to the extent certificated and required to be pledged under the Loan Documents) listed in the U.S. Security Documents and Canadian Security Documents held by any Secured Obligor accompanied by undated stock powers executed in blank and instruments listed in the Security Documents held by any Secured Obligor, indorsed in blank,
(B)proper financing statements in form appropriate for filing under the UCC and the PPSA of all jurisdictions that the Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Documents, covering the Collateral described in the Security Documents, and
(C)completed requests for information, dated on or before the Closing Date, listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name any Obligor as debtor, together with copies of such other financing statements.
(e)The Borrowers shall have paid (i) all fees required to be paid and payable by the Obligors on the Closing Date under the Fee Letters, (ii) reasonable and documented, out-of-pocket expenses of the Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced at least three Business Days prior to the Closing Date and payable by the Obligors, (iii) all unpaid interest and fees accrued under the Existing Citibank Loan Agreement as of (and including) the Closing Date pursuant to Section 1.10(d), (iv) any amounts payable as required pursuant to Section 1.10(c) hereof and (v) any amounts payable under Section 5.4 as required pursuant to Section 1.10(e) or (f).
(f)The Agent shall have received evidence of all coverage with respect to insurance required by this Agreement relating to the Collateral, including the requirements set forth in Section 7.10.
(g)The Agent and the Lenders shall have received a Borrowing Base Certificate prepared as of the last Business Day of the calendar month ended June 30, 2019.
(h)The Agent shall have received a certificate, dated the Closing Date and signed by a Responsible Officer of the Company, confirming compliance with the conditions precedent set forth in this Section 9.1.
(i)The Agent shall have received the financial statements referred to in Section 6.5(a).
(j)The Agent shall have received a certificate, in substantially the form of Exhibit G, attesting to the Solvency of the Company and its Subsidiaries, taken as a whole, after giving effect to the Transaction, from the Company’s Chief Financial Officer.
(k)(i) Upon the reasonable request of any Lender made at least 10 days prior to the Agreement Date, the Company and the Borrowers shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Act, in each case at least three days prior to the Agreement Date, and (ii) at least three days prior to the Agreement Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests in writing, at least 10 days prior to the Agreement Date, a Beneficial Ownership Certification in relation to such Borrower.
(l)The Excess Availability as of the Closing Date (after giving effect to the consummation of the Transactions) shall not be less than $600,000,000.
(m)The Agent shall have received the following, each in form and substance reasonably satisfactory to Agent: (i) the Master Assignment and Acceptance, duly executed and delivered by the Existing Lenders, the Lenders party hereto and acknowledged by the Obligors, (ii) the Resignation and Appointment of Successor Agent Agreement, by and among the agent under the Existing Citibank Loan Agreement, the Existing Lenders, the Agent and the Obligors, and (iii) evidence that letters of credit have been issued and delivered to the issuers of the Letters of Credit issued under, and as defined in, the Existing Citibank Loan Agreement, in form and substance satisfactory to such issuers.
Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 9.1 have been fulfilled to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 9.1, and (iii) all documents sent to such Lender for approval, consent, or satisfaction were acceptable to such Lender.
9.2.Conditions Precedent to Each Loan. Subject to Section 1.3(l) with respect to Incremental ABL Term Loans the proceeds of which are being used to finance a Limited Condition Acquisition, the obligation of the applicable Lenders to make each Loan, including Loans on the Closing Date, and the obligation of the Agent to cause the applicable Letter of Credit Issuer to issue any Letter of Credit shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:
(a)The following statements shall be true, and the acceptance by the applicable Borrowers of any extension of credit shall be deemed to be a statement to the effect set forth in clauses (i) and (ii) with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:
(i)The representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect is correct in all respects) on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by the Borrowers that any representation or warranty is not correct in all material respects (or that any representation and warranty that is qualified as to materiality or Material Adverse Effect is not correct in all respects) and the Required Lenders have explicitly waived in writing compliance with such representation or warranty;

(ii)No Default or Event of Default has occurred and is continuing, or would result from such extension of credit; and
(iii)The Borrowing or issuance of the Letter of Credit is in compliance with the provisions of Article II.
(b)No such Borrowing or issuance of the Letter of Credit shall exceed the Excess Availability, the U.S. Excess Availability or Multicurrency Excess Availability, as applicable.
Notwithstanding anything to the contrary, the foregoing conditions precedent in this Section 9.2 are not conditions to any Lender participating in or reimbursing the applicable Bank or the Agent for such Lender’s Pro Rata Share of any applicable Swingline Loan or Agent Advance made in accordance with the provisions of Sections 2.3 or Section 2.2(b), as applicable.
ARTICLE X

DEFAULT; REMEDIES
10.1.Events of Default. It shall constitute an event of default (“Event of Default”) if any one or more of the following shall occur for any reason:
(a)any failure by any of the Borrowers to pay: (i) the principal of any of the Loans when due, whether upon demand or otherwise, or the reimbursement of any Letter of Credit issued pursuant to this Agreement when the same is due and payable; or (ii) any interest, fee or other amount owing hereunder or under any of the other Loan Documents within five Business Days after the due date therefor, whether upon demand or otherwise;
(b)any representation or warranty made or deemed made by the Company, any Borrower or any Guarantor in this Agreement or by any Obligor in any of the other Loan Documents or any certificate furnished by any Obligor at any time to the Agent shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished; provided that if any such representation or warranty is capable of being cured, no Event of Default shall occur hereunder if such misrepresentation or breach of warranty is cured within 30 days after a Responsible Officer of the Company shall have discovered or should have discovered such misrepresentation or breach of warranty;
(c)(i) any default shall occur in the observance or performance of any of the covenants and agreements contained in any of Section 7.3(a), 7.6 (with respect to maintenance of legal existence of the Company), 7.12, or Article VIII of this Agreement; (ii) any default shall occur in the observance or performance of any of the covenants and agreements contained in any of Section 7.4 or 7.17 of this Agreement, and such default shall continue for five Business Days or more; or (iii) any other default shall occur in the observance or performance of any of the other covenants or agreements contained in any other Section of this Agreement or any other Loan Document, and such default shall continue for 30 days or more after notice thereof to the Borrowers by the Agent or the Required Lenders (or, in the case of Section 7.18 or 7.19, such default shall continue for 30 days or more after the earlier of (x) notice thereof to the Borrowers by the Agent or the Required Lenders and (y) any Obligor having knowledge of such default);
(d)(i) any payment default shall occur with respect to any payment of principal of or interest on any Indebtedness of the Company, any Borrower or any Significant Subsidiary, in each case (excluding the Loans and any Indebtedness owed to any Borrower or any other Obligor) in excess of $300,000,000, in each case, either individually or in the aggregate and such default shall continue beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, (ii) any default shall occur with respect to the observance or performance by the Company, any Borrower or any Significant Subsidiary of any other agreement relating to any Indebtedness of the Company, such Borrower or such Significant Subsidiary (excluding Indebtedness hereunder) referred to in clause (i) above or contained in any instrument or agreement evidencing, securing or relating thereto (other than a failure to provide notice of a default or an event of default under such instrument or agreement or default in the observance of or compliance with any financial maintenance covenant), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice or lapse of time if required, such Indebtedness to become due prior to its stated maturity (an “Acceleration”) and such time shall have lapsed and, if any notice (a “Default Notice”) shall be required to commence a grace period or declare the occurrence of an event of default before notice of Acceleration may be delivered, such Default Notice shall have been given and (in the case of the preceding clause (i) or this clause (ii)) such default, event or condition shall not have been remedied or waived by or on behalf of such holder or holders (provided that this clause (ii) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder, or (y) any termination event or similar event pursuant to the terms of any interest rate Hedge Agreement) or (iii) there shall have been an Acceleration of any Indebtedness (excluding Indebtedness hereunder) referred to in clause (i) above and, if the Agent has not yet commenced the exercise of remedies under the Loan Documents, such Acceleration shall not have been rescinded;
(e)the Company, any Borrower or any Significant Subsidiary shall (i) file a voluntary petition in bankruptcy or file a voluntary petition, proposal, notice of intention to file a proposal or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the federal Bankruptcy Code, the BIA, the CCAA or under any other bankruptcy or insolvency act or law, state, provincial, federal or foreign, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, interim receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;
(f)an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of the Company, any Borrower or any Significant Subsidiary or for any other relief under the federal Bankruptcy Code, the BIA, the CCAA or under any other applicable bankruptcy or insolvency act or law, state, provincial, federal or foreign, now or hereafter existing, or any creditor shall file a notice of intention under the BIA to commence such a proceeding under the BIA, and such petition, proceeding or notice shall not be dismissed within 60 days after the filing or commencement thereof or an order of relief shall be entered with respect thereto;
(g)(i) a receiver, interim receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for the Company, any Borrower or any Significant Subsidiary or for all or any material part of the property of the Company, such Borrower or such Significant Subsidiary shall be appointed or (ii) a warrant of attachment, execution or similar process shall be issued against any material part of the property of the Company, any Borrower or any Significant Subsidiary and such warrant or similar process shall not be vacated, discharged, stayed or bonded pending appeal within 60 days after the entry thereof;
(h)other than as permitted under Section 8.5, the Company, any Borrower or any Significant Subsidiary shall file a certificate of dissolution under applicable state or provincial law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any action in furtherance thereof;
(i)this Agreement or any Acceptable Intercreditor Agreement shall be terminated (other than in accordance with its terms), revoked or declared void or invalid or unenforceable in any material respect or challenged in writing by any Obligor;
(j)one or more judgments, orders, decrees or arbitration awards is entered against the Company, any Borrower or any Significant Subsidiary involving in the aggregate, for the Company, all Borrowers and all Significant Subsidiaries, liability as to any single or related or unrelated series of transactions, incidents or conditions, in excess of $300,000,000, in each case, either individually or in the aggregate, (except to the extent covered by insurance through an insurer who does not deny or dispute coverage), and the same shall remain unsatisfied, unbonded, unvacated and unstayed pending appeal for a period of 60 days after the entry thereof;
(k)(i) any of the Security Documents or Guarantee Agreements shall cease for any reason to be in full force and effect in all material respects (other than in accordance with its terms or the terms hereof, including Section 4.3(h)), or the Company or any Obligor, in each case that is a party to any of the Security Documents or Guarantee Agreements shall so assert in writing, or (ii) the Lien created by any of the Security Documents shall cease to be perfected and enforceable in accordance with its terms or of the same effect as to perfection and priority purported to be created thereby, in each case in any material respect, with respect to any significant portion of the Collateral (other than in connection with any termination of such Lien in respect of any Collateral as permitted hereby or by any Security Document), and, in the case of the failure of a Lien solely on Collateral not comprising any Accounts, Rental Equipment, Spare Parts and Merchandise or Service Vehicles, any proceeds of any of the foregoing, any Material Accounts into which any such proceeds are deposited, any books or records related to any of the foregoing, or any other assets related to any of the foregoing, such failure to be perfected and enforceable with such priority shall have continued unremedied for a period of 30 days;

(l)(i) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or would reasonably be expected to result in liability of an Obligor under Title IV of ERISA to the Pension Plan, Multi-employer Plan or the PBGC; or (ii) an Obligor or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan and, in each case, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to have a Material Adverse Effect;
(m) a Pension Event shall occur which has resulted or would reasonably be expected to result in liability of a Canadian Obligor to a Canadian Pension Plan, a Canadian Obligor or any of the Restricted Subsidiaries is in default with respect to payments to a Canadian Pension Plan resulting from their complete or partial withdrawal from such Canadian Pension Plan or any Lien arises (save for contribution amounts not yet due) in connection with any Canadian Pension Plan and, in each case, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to have a Material Adverse Effect; or
(n)there occurs a Change of Control.
10.2.Remedies. If a Default or an Event of Default has occurred and is continuing, with the consent of the Required Lenders (other than as provided in the proviso to clause (e) below), the Agent may, or at the direction of the Required Lenders, the Agent shall, do one or more of the following at any time or times and in any order, with notice to the Borrowers’ Agent (except no notice shall be required with respect to an Event of Default referred to in the proviso to clause (e) below):
(a)reduce the Maximum Revolver Amount and/or the Maximum Multicurrency Revolver Amount or the advance rates against Eligible Accounts, Eligible Rental Equipment, Eligible Spare Parts and Merchandise, Eligible Service Vehicles or Eligible Unbilled Accounts used in computing each Borrowing Base, or reduce one or more of the other elements used in computing each Borrowing Base, in each case to the extent determined by the Agent or the Required Lenders, as the case may be;
(b)restrict the amount of or refuse to make Loans;
(c)instruct the Letter of Credit Issuers to restrict or refuse to provide Letters of Credit;
(d)terminate the Commitments;
(e)declare any or all Obligations (other than Designated Bank Products Obligations) to be immediately due and payable (the declaration of Designated Bank Products Obligations becoming immediately due and payable to be governed by the documents evidencing, creating or otherwise governing such Obligations); provided that upon the occurrence of any Event of Default described in Section 10.1(e), 10.1(f), 10.1(g), or 10.1(h), the Commitments shall automatically and immediately expire and terminate and all Obligations shall automatically become immediately due and payable without notice, demand or consent of any kind;

(f)require the Obligors to cash collateralize all Obligations (contingent or otherwise) with respect to outstanding Letters of Credit; and
(g)pursue its other rights and remedies under the Loan Documents and applicable law.
ARTICLE XI

TERM AND TERMINATION
11.1.Term and Termination. The term of this Agreement shall end on the Maturity Date unless sooner terminated in accordance with the terms hereof. Upon the effective date of termination of this Agreement, all Obligations other than Designated Bank Products Obligations (including all unpaid principal, accrued and unpaid interest and any amounts due under Section 5.4) shall become immediately due and payable (the becoming immediately due and payable of Designated Bank Products Obligations to be governed by the documents evidencing, creating or otherwise governing such Obligations) and the Borrowers shall immediately arrange, with respect to all Letters of Credit then outstanding, for (a) the cancellation and return thereof or (b) the cash collateralization thereof or issuance of Supporting Letters of Credit with respect thereto in accordance with Section 2.4(g). Notwithstanding the termination of this Agreement, until Full Payment of all Obligations, the Borrowers shall remain bound by the terms of this Agreement and shall not be relieved of any of their Obligations hereunder or under any other Loan Document, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including the Agent’s Liens on and all rights and remedies with respect to all then existing and after-arising Collateral).
ARTICLE XII

AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS
12.1.Amendments and Waivers.
(a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Borrower or other Obligor therefrom, shall be effective unless the same shall be in writing and, except as provided in Sections 1.7, 1.9, 1.11, 2.2(d), 2.5, 2.6, 2.7 and 5.7 (as in effect on the date hereof), signed by the Required Lenders (or by the Agent with the consent of the Required Lenders) and the Obligors party thereto (except that no consent of any Obligors shall be required in the case of amendments of Article XIII, other than amendments of Section 13.9 which affect the Borrowers’ rights thereunder) and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given;
(i)Notwithstanding the foregoing, no such waiver, amendment, or consent shall be effective to modify eligibility criteria, reserves or sublimits contained in the definition of “U.S. Borrowing Base”, “Canadian Borrowing Base”, “Eligible Accounts”, “Eligible Rental Equipment”, “Eligible Spare Parts and Merchandise”, “Eligible Service Vehicles” or “Eligible Unbilled Account” or “Reserves” or any successor or related definition, in each case that would have the effect of increasing Excess Availability or any Borrowing Base unless it is consented to in writing by the Supermajority Lenders and the Borrowers; provided that to the extent (x) that any change shall have been made to any eligibility criteria or reserves after the Agreement Date based solely on the Agent’s Reasonable Credit Judgment pursuant to the terms of this Agreement (and not by an amendment or modification of this Agreement or any consent of the Lenders), and (y) such change has the effect of decreasing Excess Availability or any Borrowing Base, the Agent may thereafter reverse such change, in whole or in part, if it determines to do so in the exercise of its Reasonable Credit Judgment;
(ii)Notwithstanding the foregoing, except as provided in Sections 1.7, 1.9, 1.11, 2.2(d), 2.5, 2.6, 2.7 and 5.7 (as in effect on the date hereof), no such waiver, amendment, or consent shall be effective with respect to the following, unless consented to in writing by all Lenders (or the Agent with the consent of all Lenders) and the Borrowers:
(A)decrease the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;
(B)amend this Section 12.1 or any provision of this Agreement providing for consent or other action by all Lenders;
(C)release all or substantially all of the value of the Guarantees of the Guarantors with respect to any Obligations owing under the U.S. GCA or the Canadian GCA other than as permitted by Section 13.11;
(D)release all or substantially all of the value of the U.S. Collateral or the Canadian Collateral other than as permitted by Section 13.11;
(E)change the definition of “Required Lenders” or “Supermajority Lenders”;
(F)increase the Maximum Revolver Amount (other than as contemplated in Section 2.5); or
(G)contractually subordinate the payment of all the Obligations to any other Indebtedness or contractually subordinate the priority of any of the Agent’s Liens to the Liens securing any other Indebtedness;
(iii)Notwithstanding the foregoing, except as provided in Sections 1.7, 1.9, 1.11, 2.2(d), 2.5, 2.6, 2.7 ~~and~~, 5.7 or 5.8 (as in effect on the date hereof), no such waiver, amendment, or consent shall be effective with respect to the following, unless consented to in writing by all affected Lenders (or the Agent with the consent of all affected Lenders) and the Borrowers:
(A)increase or extend any Commitment of any Lender;
(B)increase any of the advance rates set forth in the definition of “U.S. Borrowing Base” or “Canadian Borrowing Base”;

(C)postpone or delay any date fixed by this Agreement or any other Loan Document for any (i) scheduled payment of principal, interest or fees or (ii) other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;
(D)reduce the principal of, or the rate of interest specified herein (other than waivers of the Default Rate) on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document; or
(E)increase the Maximum Multicurrency Revolver Amount (other than as contemplated in Section 2.2(d) or 2.5, as applicable), the Letter of Credit Subfacility or the Multicurrency Letter of Credit Subfacility;
(iv)Notwithstanding the foregoing, except as provided in Sections 1.7, 1.9, 1.11, 2.2(d), 2.5, 2.6, 2.7 and 5.7 (as in effect on the date hereof), no such waiver, amendment, or consent shall be effective to change Section 4.6 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;
(v)Notwithstanding the foregoing, no such waiver, amendment, or consent shall be effective to increase the obligations or adversely affect the rights of the Agent, any Letter of Credit Issuer or any Swingline Lender without the consent of the party affected thereby;
provided that (A) the Agent may, in its sole discretion and notwithstanding the limitations contained in clauses (ii), (iii)(B) and (iii) (F) above and any other terms of this Agreement, make applicable Agent Advances in accordance with Section 2.2(b); (B) Schedule 1.1 hereto (Lenders’ Commitments) may be amended from time to time by the Agent alone to reflect assignments of Commitments in accordance herewith and changes in Commitments in accordance with Section 2.5 or Section 4.3; (C) no amendment or waiver shall be made to Section 13.20 or to any other provision of any Loan Document as such provisions relate to the rights and obligations of any Arranger without the written consent of such Arranger; (D) any applicable Fee Letter may be amended or waived in a writing signed by the Company, the Borrowers, the applicable Arranger party thereto and the Agent; and (E) any Loan Document relating to Hedge Agreements and other Bank Products may be amended by the applicable Obligors, the Agent, and the Lender Counterparty providing such Hedge Agreement or other Bank Product without the consent or approval of the Agent (unless the Agent is providing such Bank Product) or any other Lender.
Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (x) the Commitment of such Lender may not be increased or extended and (y) the accrued and unpaid amount of any principal, interest or fees payable to such Lender shall not be reduced, in either case, without the consent of such Lender.
(b)If, in connection with any proposed amendment, waiver or consent (a “Proposed Change”) requiring the consent of all Lenders or all affected Lenders, the consent of Required Lenders is obtained, but the consent of other Lenders is not obtained (any such Lender whose consent is not obtained being referred to as a “Non-Consenting Lender”), then, so long as the Agent is not a Non-Consenting Lender, at the Borrowers’ request (and if applicable, payment by the

Borrowers of the processing fee referred to in Section 12.2(a)), the Agent or an Eligible Assignee shall have the right (but not the obligation) with the Agent’s approval, to purchase from the Non-Consenting Lenders, and the Non-Consenting Lenders agree that they shall sell, all of the Non-Consenting Lenders’ interests, rights and obligations under the Loan Documents, in accordance with the procedures set forth in clauses (i) through (v) in the proviso to Section 5.10 and the last sentence in Section 5.10, as if each such Non-Consenting Lender is an assignor Lender thereunder; provided that no action by or consent of the Non-Consenting Lenders shall be necessary in connection with any assignment under this Section 12.1(b), and such assignment shall be immediately and automatically effective upon payment by the Agent or Eligible Assignee of the applicable purchase price.
(c)Notwithstanding any provision herein to the contrary, this Agreement and the other Loan Documents may be amended: (i) to cure any ambiguity, mistake, omission, defect or inconsistency; (ii) in accordance with Section 2.5 to incorporate the terms of any Incremental ABL Term Loans and Incremental Revolving Commitments and to provide for non-pro rata borrowings and payments of any amounts hereunder as between the Loans or other loans and any Commitments or other commitments in connection therewith; (iii) in accordance with Section 2.6 to effectuate an Extension Amendment and to provide for non-pro rata borrowings and payments of any amounts hereunder as between the Loans and any Commitments in connection therewith; (iv) in accordance with Section 2.7 to incorporate the terms of any Refinancing Commitments and to provide for non-pro rata borrowings and payments of any amounts hereunder as between the Loans or other loans and any Commitments or other commitments in connection therewith; (v) in accordance with Section 1.2(b) in connection with a change in GAAP or the application thereof; (vi) in accordance with Section 1.9 to modify any existing definitions or terms or incorporate any additional definitions or terms related, incidental or complementary to the designation of any Additional Borrower or the termination of a Borrower’s status as such; (vii) to reflect the inclusion of any additional Alternative Currency, in accordance with Section 1.7; (viii) to reflect changes to the Maximum Multicurrency Revolver Amount in accordance with Section 2.2(d); or (ix) to replace Term SOFR or Daily One Month SOFR and reflect any Conforming Changes or to replace the ~~BA Rate~~Term CORRA or Daily Simple CORRA and to reflect any ~~BA~~Term CORRA Successor Rate Conforming Changes, pursuant to Section 5.7 or Section 5.8, as applicable; in each case, with the consent of the Agent but without the consent of any Lender (except as expressly provided in Section 1.7, 1.9, 2.2(d), 2.5, 2.6, 2.7 ~~or~~, 5.7~~,~~ or 5.8 as applicable).
12.2.Assignments; Participations.
(a)Any Lender may, with the written consent of (i) the Agent, (ii) the Swingline Lenders and the Letter of Credit Issuers, and (iii) so long as no Event of Default pursuant to paragraph (a), (e), (f), (g) or (h) of Section 10.1 has occurred and is continuing, the Borrowers’ Agent (which consents shall not be unreasonably withheld or delayed), assign and delegate to one or more Eligible Assignees (provided that no such consent shall be required in connection with any assignment to an Approved Fund or to a Lender or to an Affiliate or branch of a Lender) (each an “Assignee”) all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000; provided that (w) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall be given to the Borrowers’ Agent and the Agent by such Lender and the Assignee; (x) such Lender and its Assignee shall deliver to the Borrowers’ Agent and the Agent an Assignment and Acceptance; (y) the Assignee, if it shall not be a Lender, shall deliver to the Agent any tax forms required by Section 5.1(f); and (z) the assignor Lender or Assignee shall pay to the Agent a processing fee in the amount of $3,500; provided, further, that the Agent may elect to waive such processing fee in its sole discretion.
(b)From and after the date that the Agent has received an executed Assignment and Acceptance, the Agent has received any tax forms required by Section 5.1(f) (unless the Assignee shall already be a Lender hereunder), the Agent has received payment of the above-referenced processing fee and the Agent has recorded such assignment in the Register as provided in Section 13.21 herein, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit, have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assignor Lender’s rights and obligations under this Agreement, such assignor Lender shall cease to be a party hereto).
(c)By executing and delivering an Assignment and Acceptance, the assignor Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assignor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by any Obligor to the Agent or any Lender in the applicable Collateral; (ii) such assignor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Obligor or the performance or observance by any Obligor of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, such assignor Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental powers, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d)Immediately upon satisfaction of the requirements of Section 12.2(a), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. Each Commitment allocated to each Assignee shall reduce the applicable Commitment of the assignor Lender pro tanto.
(e)Any Lender may at any time, without the consent of the Borrowers’ Agent, the Agent, any Swingline Lender or Letter of Credit Issuer, sell to one or more commercial banks, financial institutions, or other Persons that are not the Company or any Borrower or any Affiliate thereof, in each case that is not a Disqualified Lender, participating interests in any Loans, any Commitment of that Lender and the other interests of that Lender (the “Originating Lender”) hereunder and under the other Loan Documents; provided that (i) the Originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) the applicable Borrowers and the Agent shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender’s rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document except the matters set forth in Sections 12.1(a)(iii)(C) and (D) and Section 12.1(a)(iv), and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. Subject to paragraph (g) of this Section 12.2, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 5.1, 5.2 and 5.3 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (a) of this Section 12.2.
(f)Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR § 203.14, or other central bank, as the case may be, and such Federal Reserve Bank or other applicable central bank, may enforce such pledge or security interest in any manner permitted under applicable law; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(g)A Participant shall not be entitled to receive any greater payment under Section 5.1 or 5.3 than the Originating Lender would have been entitled to receive with respect to the participating interest sold to such Participant, unless the sale of the participating interest to such Participant is made with the applicable Borrowers’ prior written consent and the applicable Borrowers expressly waive the benefit of this provision at the time of such sale. A Participant that would be subject to the requirements of Section 5.1(f) if it were a Lender shall not be entitled to the benefits of Section 5.1 unless the applicable Borrowers are notified of the participating interest sold to such Participant and such Participant agrees, for the benefit of the applicable Borrowers, to comply with Section 5.1(f) as though it were a Lender.
ARTICLE XIII

THE AGENT
13.1.Appointment and Authorization. Each Lender hereby designates and appoints Bank as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article XIII. The provisions of this Article XIII (other than Sections 13.9, 13.11(a), 13.11(b) and 13.15(c)) are solely for the benefit of the Agent and the Lenders, and the Borrowers shall have no rights as third party beneficiaries of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the U.S. Borrowing Base or the Canadian Borrowing Base, as applicable, (b) the making of Agent Advances pursuant to Section 2.2(b), and (c) the exercise of remedies pursuant to Section 10.2, and any action so taken or not taken shall be deemed consented to by the Lenders.
13.2.Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent hereby appoints the Borrowers’ Agent to be a subagent solely of the Agent solely for the purpose of (a) causing (i) the Agent to be named as lienholder, secured party, legal owner or such other capacity, as appropriate, on the certificate of title for any Titled Goods or (ii) on any filing or registration statement in favor of the Agent, effected under the Loan Documents in the PPSA or otherwise, the addition of any Titled Goods by its VIN or serial number, in either case in order to create and/or perfect the security interest of the Secured Parties therein and (b)(i) releasing any such security interest upon a sale of the Titled Goods covered thereby in compliance with the terms of this Agreement and (ii) removing the VIN or serial number of Titled Goods upon a sale thereof; provided that (x) the Borrowers’ Agent in such capacity may appoint other third-party subagents reasonably acceptable to the Agent, (y) neither the Borrowers’ Agent nor any such subagent shall be authorized to take any other action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Agent, and (z) such appointment, and any further subagency, may be terminated by the Agent at any time by notice to the Borrowers’ Agent.
13.3.Liability of Agent. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Obligor or any Subsidiary or Affiliate of any Obligor, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Obligor or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Obligor or any of its Subsidiaries or Affiliates.
13.4.Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Obligor), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or all Lenders if so required by Section 12.1) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.
13.5.Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” The Agent will notify the Lenders of their receipt of any such notice. The Agent shall take such action with respect to such Default or

Event of Default as may be requested by the Required Lenders in accordance with Article X; provided that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as they shall deem advisable.
13.6.Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrowers and their Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Obligors and their Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Obligors and their Affiliates. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Obligors or any of their Affiliates which may come into the possession of any of the Agent-Related Persons.
13.7.Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), ratably in accordance with their respective Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in Section 14.10; provided that no Lender shall be liable for the payment to such Agent-Related Persons of any portion of such Indemnified Liabilities to the extent resulting from such Person’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall ratably reimburse the Agent upon demand for its share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section 13.7 shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.
13.8.Agent in Individual Capacity. The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the

Obligors and their Subsidiaries and Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank and its Affiliates may receive information regarding the Obligors, their Affiliates and Account Debtors (including information that may be subject to confidentiality obligations in favor of the Obligors, such Affiliates or such Account Debtors) and the Lenders hereby acknowledge that the Agent and the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms “Lender” and “Lenders” include the Bank in its individual capacity.
13.9.Successor Agent. The Agent may resign as Agent upon at least 30 days’ prior notice to the Lenders and the Borrowers’ Agent, such resignation to be effective at the end of such 30-day period (or such earlier date on which a successor agent shall have accepted its appointment or as shall be agreed by the Required Lenders). In the event the Bank sells all of its Loans and/or Commitments as part of a sale, transfer or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder. Subject to the foregoing, if the Agent resigns under this Agreement, the Required Lenders (with the prior consent of the Borrowers’ Agent, such consent not to be unreasonably withheld and such consent not to be required if an Event of Default pursuant to paragraphs (a), (e), (f), (g) or (h) of Section 10.1 has occurred and is continuing) shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be a Lender and a commercial bank, commercial finance company or other asset-based lender having total assets in excess of $5,000,000,000. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrowers’ Agent, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term “Agent” shall mean such successor agent and the retiring Agent’s appointment, powers and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Article XIII and Section 14.10 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.
13.10.Withholding Tax.
(a)If any Lender is entitled to a reduction in the applicable withholding Tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding Tax after taking into account such reduction. If the forms or other documentation required by Section 5.1(f) are not delivered to the Agent and the Borrowers’ Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding Tax.
(b)If the IRS or any other Governmental Authority of the United States of America or other jurisdiction asserts a claim that the Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding Tax ineffective, such

Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as Tax or otherwise, including, for the avoidance of doubt, penalties and interest, and including any Taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section 13.10, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.
13.11.Collateral Matters.
(a)The Lenders hereby irrevocably authorize the Agent (and if applicable, any subagent appointed by the Agent under Section 13.2 or otherwise), and the Agent (and if applicable, any subagent appointed by the Agent under Section 13.2 or otherwise) shall hereby have the obligation to release, subject to the satisfaction of any conditions to release (if any) set forth herein, including the continuance of the applicable Agent’s Lien on any proceeds of released Collateral, any such Agent’s Liens upon any Collateral (i) upon Full Payment of the Obligations; (ii) constituting property being sold, transferred or disposed of (to any Person that is not an Obligor), if the sale, transfer or disposition is made in compliance with this Agreement (which shall, upon reasonable request by the Agent, be certified by the Borrowers’ Agent, and the Agent may rely conclusively on any such certification without further inquiry; provided that no certification shall be required at any time with respect to any sales of items of Rental Equipment, Service Vehicles or Spare Parts and Merchandise in the ordinary course of business so long as such Agent’s Lien continues in the proceeds of such Collateral); (iii) constituting property in which the Obligors owned no interest at the time the Lien was granted or at any time thereafter; (i) constituting property leased to an Obligor under a lease which has expired or been terminated in a transaction permitted under this Agreement; (ii) constituting Relinquished Property, if such Relinquished Property shall have been delivered to the applicable Qualified Intermediary in accordance with the applicable exchange agreement and a first priority perfected security interest shall have been granted by the applicable exchanger to the Agent for the benefit of the Secured Parties of a first priority perfected security interest in the rights of such exchanger in, to and under the related exchange agreement; (vi) constituting any Like-Kind Exchange Account; (vii) constituting property being sold, assigned, pledged or otherwise transferred pursuant to any Securitization Transaction; (viii) being or becoming an Excluded Asset (as defined in the U.S. GCA or the Canadian GCA, as applicable); or (ix) constituting property that is owned by a Guarantor that has been released from its obligations under the U.S. GCA or the Canadian GCA, as applicable, pursuant to this Section 13.11 or Section 4.3(h). Except as provided above or in Section 12.1, the Agent will not release any of such Agent’s Liens without the prior written authorization of the Required Lenders; provided that in addition to the foregoing, (x) the Agent may, in its discretion, release such Agent’s Liens on Collateral valued, in the aggregate for any such release, not in excess of (A) the greater of (1) $125,000,000 and (2) 3% of Consolidated Tangible Assets, or (B) if after giving effect to such sale, conveyance, transfer, lease or other disposition on a pro forma basis Specified Availability is at least $1,000,000,000, the greater of (1) $200,000,000 and (2) 5% of Consolidated Tangible Assets; and (y) the Agent may release the Agent’s Liens on Collateral valued in the aggregate not in excess of $250,000,000 during each Fiscal Year with the prior written authorization of Required Lenders, so long as all proceeds received in connection with any such release under clause (x) or (y) above are applied to the Obligations in accordance with Section 4.6 and, after giving effect to the application of such proceeds and the updating of the U.S.

Borrowing Base or the Canadian Borrowing Base, as the case may be, to reflect the deletion of any assets subject to such release, Excess Availability, U.S. Excess Availability or Multicurrency Excess Availability, as the case may be, shall be no less than the Excess Availability, U.S. Excess Availability or the Multicurrency Excess Availability, as the case may be, immediately prior to such release. In addition, the Lenders hereby irrevocably authorize the Agent to (I) subordinate any Lien on any property granted to or held by the Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 8.1(d) or Section 8.1(g) and (II) release any Guarantor from its obligations under the U.S. GCA or the Canadian GCA (1) if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder or becomes an Excluded Subsidiary, (2) as provided in Section 4.3(h) with respect to the obligations of the Canadian Guarantors to guarantee the Obligations of the Canadian Borrowers or (3) as provided in Section 12.1. Upon request by the Agent or the Borrowers at any time, the Required Lenders will confirm in writing the Agent’s authority to release or subordinate the applicable Agent’s Liens upon particular types or items of Collateral, or to release any Guarantor from its obligations pursuant to this Section 13.11(a).
(b)Upon receipt by the Agent of any authorization required pursuant to Section 13.11(a) from the Required Lenders of the Agent’s authority to release or subordinate the applicable Agent’s Liens upon particular types or items of Collateral, or to release any Guarantor from its obligations under the U.S. GCA or the Canadian GCA, and upon prior written request by the Borrowers, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of such Agent’s Liens upon such Collateral or to subordinate its interest therein, or to release such Guarantor from its obligations under the U.S. GCA or the Canadian GCA; provided that (i) the Agent shall not be required to execute any such document on terms which, in the Agent’s opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens or Guarantee without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Obligors in respect of) all interests retained by the Obligors, including the proceeds of any sale, all of which shall continue to constitute part of such Collateral.
(c)The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by the Obligors or is cared for, protected or insured or has been encumbered, or that the applicable Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent’s own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.
13.12.Restrictions on Actions by Lenders; Sharing of Payments.

(a)Each of the Lenders agrees that it shall not, without the express consent of the Required Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of the Required Lenders, set off against the Obligations, any amounts owing by such Lender to any Obligor or any accounts of any Obligor now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or against any Obligor, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the applicable Collateral.
(b)Except as otherwise expressly provided herein, if at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of any Obligor to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender’s ratable portion of all such distributions by the Agent, such Lender shall promptly (x) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (y) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Commitments; provided that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment. If following the occurrence of an Event of Default and realization upon the Collateral and the Guarantee Agreements, any Lender shall have suffered or incurred a loss not recovered from available Collateral, each Lender shall make such payments to the others of them so that the loss is shared by all Lenders in accordance with each such Lender’s Pro Rata Share, subject to any agreement by any applicable Lenders as to the priority of their respective rights of distribution from such Collateral.
13.13.Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders’ security interest in assets which, in accordance with the UCC or the PPSA or under other applicable law, as applicable, may be perfected by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent’s request therefor, shall deliver such Collateral to the Agent or in accordance with the Agent’s instructions.
13.14.Payments by Agent to Lenders. All payments to be made by the Agent to the applicable Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each such Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Agreement Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, interest or fees on the Loans or otherwise. Unless the Agent receives notice from the applicable Borrowers prior to the date on which any payment is due to the Lenders that such Borrowers will not make such payment in full as and when required, the Agent may assume that such Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each applicable Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon for each day from the date such amount is distributed to such Lender until the date repaid (a) in the case of amounts denominated in Dollars, at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation, (b) in the case of amounts denominated in Canadian Dollars, at the greater of the interest rate charged by the Bank of Canada for one-day loans and a rate determined by the Agent in accordance with banking industry rules on interbank compensation and (c) if denominated in an Alternative Currency, a rate determined by the Agent in accordance with banking industry rules on interbank compensation.
13.15.Settlement; Defaulting Lenders.
(a)Each Lender’s funded portion of the applicable Loans is intended by the applicable Lenders to be equal at all times to such Lender’s Pro Rata Share of the outstanding applicable Loans. Notwithstanding such agreement, the Agent, the Bank, and the other applicable Lenders agree (which agreement shall not be for the benefit of or enforceable by the applicable Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the applicable Loans (including the applicable Swingline Loans and the applicable Agent Advances) shall take place on a periodic basis in accordance with the following provisions:
(i)The Agent shall request settlement (“Settlement”) with the applicable Lenders at least once every week, or on a more frequent basis at the Agent’s election, (x) on behalf of the Bank, with respect to each applicable outstanding Swingline Loan, (y) for itself, with respect to each applicable Agent Advance, and (z) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy or other electronic communication, no later than 12:00 noon, New York City time, on the date of such requested Settlement (the “Settlement Date”). Each Lender (other than the Bank, in the case of applicable Swingline Loans, and the Agent, in the case of applicable Agent Advances) shall transfer the amount of such Lender’s Pro Rata Share of the outstanding principal amount of the applicable Swingline Loans and the applicable Agent Advances with respect to each Settlement to the Agent, to the Agent’s account, not later than 2:00 p.m., New York City time, on the Settlement Date applicable thereto. Settlements shall occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in Article IX have then been satisfied. Such amounts made available by the applicable Lenders to the Agent shall be applied against the amounts of the applicable Swingline Loan or Agent Advance and, together with the portion of such Swingline Loan or Agent Advance representing the Bank’s Pro Rata Share thereof, shall cease to constitute Swingline Loans or Agent Advances, but shall constitute Revolving Loans of such Lenders. If any such amount is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount (on behalf of the Bank, with respect to each outstanding Swingline Loan, and for itself, with respect to each applicable Agent Advance) on demand from such Lender together with interest thereon (A) in the case of amounts denominated in Dollars, at the greater of the Federal Funds Rate and a rate determined by the Agent, in accordance with banking industry rules on interbank compensation, (B) in the case of amounts denominated in Canadian Dollars, at the greater of the interest rate charged by the Bank of Canada for one-day loans and a rate determined by the Agent in accordance with banking industry rules on interbank compensation and (C) in the case of amounts denominated in an Alternative Currency, a rate determined by the Agent in accordance with banking industry rules on interbank compensation, as applicable, in each case for the first three days from and after the Settlement Date and thereafter at the Interest Rate then applicable to Base Rate Loans, for amounts due in Dollars or any Alternative Currency, or the Interest Rate then applicable to Canadian Prime Rate Loans, for amounts due in Canadian Dollars.
(ii)Notwithstanding the foregoing, not more than one Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to an applicable Swingline Loan or applicable Agent Advance), each other applicable Lender (x) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Swingline Loan or Agent Advance equal to such Lender’s Pro Rata Share of such Swingline Loan or Agent Advance and (y) if Settlement has not previously occurred with respect to such Swingline Loans or Agent Advances, upon demand by the Bank or the Agent, as applicable, shall pay to the Bank or the Agent, as applicable, as the purchase price of such participation an amount equal to 100% of such Lender’s Pro Rata Share of such Swingline Loans or Agent Advances. If such amount is not in fact made available to the Agent by any applicable Lender, the Agent shall be entitled to recover such amount (on behalf of the Bank, with respect to each outstanding Swingline Loan, and for itself, with respect to each applicable Agent Advance) on demand from such Lender together with interest thereon (A) in the case of amounts denominated in Dollars, at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation, (B) in the case of amounts denominated in Canadian Dollars, at the greater of the interest rate charged by the Bank of Canada for one-day loans and a rate determined by the Agent in accordance with banking industry rules on interbank compensation and (C) in the case of amounts denominated in an Alternative Currency, a rate determined by the Agent in accordance with banking industry rules on interbank compensation, as applicable, in each case for the first three days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Loans, for amounts due in Dollars or any Alternative Currency, or the Interest Rate then applicable to Canadian Prime Rate Loans, for amounts due in Canadian Dollars.
(iii)Notwithstanding any provisions of Section 2.2 or Section 2.3, as applicable, to the contrary, from and after the date, if any, on which any Lender purchases an undivided interest and participation in any applicable Swingline Loan or applicable Agent Advance pursuant to clause (ii) above, the Agent shall promptly distribute to such Lender, such Lender’s Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Swingline Loan or Agent Advance.

(iv)Between Settlement Dates, the Agent, to the extent no applicable Agent Advances are outstanding, may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the applicable Loans, for application to the Bank’s Loans, including applicable Swingline Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank’s Loans (other than to applicable Swingline Loans or applicable Agent Advances in which such Lender has not yet funded its purchase of a participation pursuant to clause (ii) above), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the applicable Lenders, to be applied to the applicable outstanding Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the applicable Loans. During the period between Settlement Dates, the Bank with respect to applicable Swingline Loans, the Agent with respect to applicable Agent Advances, and each Lender with respect to the applicable Loans other than applicable Swingline Loans and applicable Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent and the other Lenders, respectively.
(v)Unless the Agent has received written notice from a Lender to the contrary, the Agent may assume that the applicable conditions precedent set forth in Article IX have been satisfied.
(b)Lenders’ Failure to Perform. All Loans (other than Swingline Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares thereof. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any applicable Loans hereunder, nor shall any applicable Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Loans hereunder shall excuse any other Lender from its obligation to make any Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.
(c)Defaulting Lenders. Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent that Lender’s Pro Rata Share of a Borrowing, the Agent may assume that each such Lender has made such amount available to the Agent in immediately available funds on the Funding Date. Furthermore, the Agent may, in reliance upon such assumption, make available to the applicable Borrowers on such date a corresponding amount. If any Lender has not transferred its full Pro Rata Share to the Agent in immediately available funds, and the Agent has transferred the corresponding amount to the applicable Borrowers, on the Business Day following such Funding Date such Lender shall make such amount available to the Agent, together with interest for that day (i) in the case of amounts denominated in Dollars, at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation, (ii) in the case of amounts denominated in Canadian Dollars, at the greater of the interest rate charged by the Bank of Canada for one-day loans and a rate determined by the Agent in accordance with banking industry rules on interbank compensation and (iii) in the case of amounts denominated in an Alternative Currency, a rate determined by the Agent in accordance with banking industry rules on interbank compensation. A notice by the Agent submitted to any Lender with respect to amounts owing shall be conclusive, absent manifest error. If each Lender’s full Pro Rata Share is transferred to the Agent as required, the amount transferred to the Agent shall constitute that Lender’s applicable Loan for all purposes of this Agreement. If that amount is not transferred to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrowers’ Agent of such failure to fund and, upon demand by the Agent, the applicable Borrowers shall pay such amount to the Agent for the Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the applicable Loans comprising that particular Borrowing. The failure of any Lender to make any applicable Loan on any Funding Date shall not relieve any other Lender of its obligation hereunder to make an applicable Loan on that Funding Date. No Lender shall be responsible for any other Lender’s failure to advance such other Lender’s Pro Rata Share of any Borrowing. Notwithstanding anything contained in this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(i)no Unused Line Fee shall accrue for the account of a Defaulting Lender so long as such Lender shall be a Defaulting Lender (except to the extent it is payable to a Letter of Credit Issuer pursuant to clause (iv)(E) below);
(ii)in determining the Required Lenders or Supermajority Lenders, any Lender that at the time is a Defaulting Lender (and the Loans and/or Commitment of such Defaulting Lender) shall be excluded and disregarded;
(iii)the Company shall have the right, at its sole expense and effort, (i) to seek one or more Persons reasonably satisfactory to the Agent and the Company to each become a substitute Lender and assume all or part of the Revolving Credit Commitments of any Defaulting Lender and the Company, the Agent and any such substitute Lender shall execute and deliver, and such Defaulting Lender shall thereupon be deemed to have executed and delivered, an appropriately completed Assignment and Acceptance to effect such substitution or (ii) upon notice to the Agent, to prepay the Loans and, at the Company’s option, terminate the Revolving Credit Commitments of such Defaulting Lender, in whole or in part, without premium or penalty;
(iv)if any Swingline Loans exist or any Letters of Credit exist at the time a Lender becomes a Defaulting Lender then:
(A)all or any part of such Defaulting Lender’s Pro Rata Share of any outstanding Swingline Loans and Letters of Credit shall be re-allocated among the applicable non-Defaulting Lenders in accordance with their respective applicable Pro Rata Shares but only to the extent the sum of all such non-Defaulting Lenders’ utilized applicable Revolving Credit Commitments (in each case before giving effect to each reallocation) plus such Defaulting Lender’s Pro Rata Share of such outstanding Swingline Loans and Letters of Credit does not exceed the total of all non-Defaulting Lenders’ Revolving Credit Commitments;

(B)if the reallocation described in clause (A) above cannot, or can only partially, be effected, the applicable Borrowers shall within one Business Day (or such longer period as may be agreed to by the Agent in its sole discretion) following notice by the Agent (x) first, prepay such Defaulting Lender’s Pro Rata Share of any outstanding Swingline Loans and (y) second, cash collateralize with cash and/or Cash Equivalents such Defaulting Lender’s Pro Rata Share of any outstanding Letters of Credit (after giving effect to any partial reallocation pursuant to clause (A) above) on terms reasonably satisfactory to the Agent for so long as such Letters of Credit are outstanding;
(C)if any portion of such Defaulting Lender’s Pro Rata Share of outstanding Letters of Credit is cash collateralized pursuant to clause (B) above, the Borrowers shall not be required to pay the Letter of Credit Fee for participation with respect to such portion of such Defaulting Lender’s Pro Rata Share of outstanding Letters of Credit so long as it is cash collateralized;
(D)if any portion of such Defaulting Lender’s Pro Rata Share of outstanding Letters of Credit is re-allocated to the non-Defaulting Lenders pursuant to clause (A) above, then the Letter of Credit Fee with respect to such portion shall be allocated among the non-Defaulting Lenders in accordance with their Pro Rata Shares; or
(E)if any portion of such Defaulting Lender’s Pro Rata Share of outstanding Letters of Credit is neither cash collateralized nor re-allocated pursuant to clause (A) or (B) above, then, without prejudice to any rights or remedies of any Letter of Credit Issuer or any Lender hereunder, the Unused Line Fee that otherwise would have been payable to such Defaulting Lender (with respect to the portion of such Defaulting Lender’s Pro Rata Share that was utilized by such outstanding Letters of Credit) and the Letter of Credit Fee payable with respect to such Defaulting Lender’s Pro Rata Share of outstanding Letters of Credit shall be payable to the applicable Letter of Credit Issuer until such outstanding Letters of Credit are cash collateralized and/or re-allocated;
(v)so long as any Lender is a Defaulting Lender, no Swingline Lender shall be required to fund any Swingline Loan and no Letter of Credit Issuer shall be required to issue, amend or increase any Letter of Credit, unless they are respectively reasonably satisfied that the related exposure will be 100% covered by the Revolving Credit Commitments of the non-Defaulting Lenders and/or cash collateralized on terms reasonably satisfactory to the Agent and, if applicable, the applicable Letter of Credit Issuer, and participations in any such newly issued or increased Letter of Credit or newly made Swingline Loan shall be allocated among non-Defaulting Lenders in accordance with their respective Pro Rata Shares (and Defaulting Lenders shall not participate therein); and
(vi)any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Lender pursuant to Section 13.12(b)) may, in lieu of being distributed to such Defaulting Lender, be retained by the Agent in a segregated non-interest bearing account and, subject to any applicable Requirement of Law, be applied at such time or times as may be determined by the Agent (1) first, to the payment of any amounts owing by such Defaulting Lender to the Agent hereunder, (2) second, pro rata, to the payment of any amounts owing by such Defaulting Lender to any Letter of Credit Issuer or any Swingline Lender hereunder, (3) third, to the funding of any Revolving Loan or the funding or cash collateralization of any participation in any Swingline Loan or Letter of Credit in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Agent, (4) fourth, if so determined by the Agent and the Company, held in such account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (5) fifth, pro rata, to the payment of any amounts owing to the Borrowers or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by a Borrower or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement and (6) sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a prepayment of the principal amount of any Loans or Letter of Credit reimbursement obligations in respect of which a Defaulting Lender has funded its participation obligations, such payment shall be applied solely to prepay the Loans of, and Letter of Credit reimbursement obligations owed to, all non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans, or Letter of Credit reimbursement obligations owed to, any Defaulting Lender.
(d)In the event that the Agent, the Borrowers’ Agent, each applicable Letter of Credit Issuer and each applicable Swingline Lender, as the case may be, each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Pro Rata Share of any outstanding Swingline Loans and Letters of Credit of the Lenders that have been adjusted pursuant to Section 13.15(c) shall be readjusted to reflect the inclusion of such Lender’s Revolving Credit Commitments and on such date such Lender shall purchase at par such of the Revolving Loans of the other Lenders as the Agent shall determine may be necessary in order for such Lender to hold such Revolving Loans in accordance with its Pro Rata Share. Subject to Section 14.26, the rights and remedies against a Defaulting Lender under this Section 13.15 are in addition to other rights and remedies that the Borrowers, the Agent, the Letter of Credit Issuers, the Swingline Lenders and the non-Defaulting Lenders may have against such Defaulting Lender. The arrangements permitted or required by this Section 13.15 shall be permitted under this Agreement, notwithstanding any limitation on Liens or the pro rata sharing provisions or otherwise.
13.16.Letters of Credit; Intra-Lender Issues.
(a)Notice of Letter of Credit Balance. On each Settlement Date the Agent shall notify each Lender of the issuance of all Letters of Credit, in each case, since the prior Settlement Date. In addition, upon the reasonable request of a Lender from time to time, the Agent shall provide such Lender with a list of the then outstanding Letters of Credit.
(b)Participations in Letters of Credit.
(i)Purchase of Participations. Immediately upon issuance of any Letter of Credit in accordance with Section 2.4(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to the Equivalent Amount in Dollars of such Lender’s Pro Rata Share of the face amount of such Letter of Credit (as of the date of issuance), in connection with the issuance or acceptance of such Letter of Credit (including all obligations of the applicable Borrowers with respect thereto, and any security therefor or guaranty pertaining thereto).
(ii)Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment from any Borrower on account of reimbursement obligations in respect of a Letter of Credit as to which the Agent has previously received for the account of the applicable Letter of Credit Issuer thereof payment from a Lender, the Agent shall promptly pay to such Lender such Lender’s applicable Pro Rata Share of such payment from the applicable Borrower. Each such payment shall be made by the Agent on the next Settlement Date.
(iii)Documentation. Upon the request of any applicable Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, reimbursement agreements executed in connection therewith, applications for any Letter of Credit, and such other documentation relating to such Letter of Credit as may reasonably be requested by such Lender.
(iv)Obligations Irrevocable. The obligations of each applicable Lender to make payments to the Agent with respect to any applicable Letter of Credit or with respect to their participation therein or with respect to the U.S. Revolving Loans or the Multicurrency Revolving Loans, as applicable, made as a result of a drawing under a Letter of Credit and the obligations of the applicable Borrowers for whose account the Letter of Credit was issued to make payments to the Agent, for the account of the applicable Letter of Credit Issuer, shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including any of the following circumstances:
(A)any lack of validity or enforceability of this Agreement or any of the other Loan Documents;
(B)the existence of any claim, setoff, defense or other right which any Obligor, any Subsidiary or any Franchisee may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the applicable Letter of Credit Issuer, or any other Person, whether in connection with this Agreement, any applicable Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Obligor, any Subsidiary, any Franchisee or any other Person and the beneficiary named in any Letter of Credit);
(C)any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
(D)the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;
(E)the occurrence of any Default or Event of Default; or
(F)the failure of the Borrowers to satisfy the applicable conditions precedent set forth in Article IX.

(c)Recovery or Avoidance of Payments; Refund of Payments In Error. In the event any payment by or on behalf of the applicable Borrowers received by the Agent with respect to any Letter of Credit and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent or the applicable Letter of Credit Issuer in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective applicable Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent or the applicable Letter of Credit Issuer upon the amount required to be repaid by it. Unless the Agent receives notice from the applicable Borrowers prior to the date on which any payment is due to the Lenders that the applicable Borrowers will not make such payment in full as and when required, the Agent may assume that the applicable Borrower(s) have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such applicable Lender. If and to the extent the applicable Borrower(s) have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon for each day from the date such amount is distributed to such Lender until the date repaid (i) in the case of amounts denominated in Dollars, at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation, (ii) in the case of amounts denominated in Canadian Dollars, at the greater of the interest rate charged by the Bank of Canada for one-day loans and a rate determined by the Agent in accordance with banking industry rules on interbank compensation and (iii) in the case of amounts denominated in an Alternative Currency, a rate determined by the Agent in accordance with banking industry rules on interbank compensation.
(d)Indemnification by Lenders. To the extent not reimbursed by the applicable Borrowers and without limiting the obligations of the applicable Borrowers hereunder, the Lenders agree to indemnify each applicable Letter of Credit Issuer ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or the transactions contemplated thereby or any action taken or omitted by such Letter of Credit Issuer under any Letter of Credit or any Loan Document in connection therewith; provided that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified as determined by a final, non-appealable judgment of a court of competent jurisdiction. Without limitation of the foregoing, each Lender agrees to reimburse the applicable Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by the applicable Borrowers to such Letter of Credit Issuer, to the extent that such Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by the applicable Borrowers. The agreement contained in this Section 13.16(d) shall survive payment in full of all other Obligations.
13.17.Concerning the Collateral and the Related Loan Documents.
(a)Each Lender authorizes and directs the Agent to enter into the other Loan Documents, including any Acceptable Intercreditor Agreement, for the ratable benefit and obligation of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent or the Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Loans, applicable Agent Advances, applicable Swingline Loans, Bank Products (including all Hedge Agreements) and all interest, fees and expenses hereunder constitute one Indebtedness, secured pari passu by all of the applicable Collateral, subject to the order of distribution set forth in Section 4.6.
(b)Each Lender authorizes and directs the Agent to enter into (i) the Security Documents, (ii) any Acceptable Intercreditor Agreement for the benefit of the Lenders and the other Secured Parties, (iii) any amendments to, waivers of or supplements to or other modifications of the Security Documents or any Acceptable Intercreditor Agreement, in each case with respect to the preceding clauses (i), (ii) and (iii), in connection with the incurrence by any Obligor of Incremental Indebtedness, Refinancing Loans, or other Indebtedness secured by a Permitted Lien pursuant to Section 8.2(c) or 8.2(ii) (each, an “Intercreditor Agreement Supplement”) to permit such Incremental Indebtedness, Refinancing Loans, or other Indebtedness to be secured by a valid, perfected Lien on Collateral (with such priority as may be designated by the relevant Obligor, as and to the extent such priority is permitted by the Loan Documents) (it being agreed that any Lien securing such Indebtedness (other than Incremental Indebtedness and Refinancing Loans) shall be granted pursuant to security documents separate from the Security Documents) and (iv) any Incremental Commitment Amendment, any Lender Joinder Agreement, Extension Amendment or Refinancing Amendment as provided in Sections 2.5, 2.6 and 2.7, respectively, and any amendment as provided in Section 1.2(b). Each Lender hereby agrees, and each participant in a Letter of Credit by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Agent or the Required Lenders in accordance with the provisions of this Agreement, the Security Documents, any applicable intercreditor agreement, including any applicable Acceptable Intercreditor Agreement, any Intercreditor Agreement Supplement, any Incremental Commitment Amendment, any Lender Joinder Agreement, any Extension Amendment or any Refinancing Amendment and the exercise by the Agent or the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders.
13.18.Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:
(a)is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a “Report” and collectively, “Reports”) prepared by or on behalf of the Agent;
(b)expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;
(c)expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or the Bank or other party performing any audit or examination will inspect only specific information regarding the applicable Obligors and will rely significantly upon the applicable Obligors’ books and records, as well as on representations of the applicable Obligors’ personnel;
(d)agrees to keep all Reports confidential and strictly for its internal use, subject to Section 14.16(b), and not to distribute except to its participants, or use any Report in any other manner; and
(e)without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of the Borrowers; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including Attorney Costs) incurred by the Agent and any such other Person preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.
13.19.Relation Among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in the case of the Agent) authorized to act for, any other Lender.
13.20.Arrangers; Agent.
(a)Each of the parties to this Agreement acknowledges that, other than any rights and duties explicitly assigned to the Arrangers under this Agreement, the Arrangers do not have any obligations hereunder and shall not be responsible or accountable to any other party hereto for any action or failure to act hereunder. Without limiting the foregoing, no Arranger shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on the Arrangers in deciding to enter into this Agreement or in taking or not taking action hereunder.
(b)No Lender identified on the facing page of this Agreement as a “Co-Syndication Agent”, a “Joint Lead Arranger” or a “Joint Book Runner” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, no Lender identified as a “Co-Syndication Agent”, a “Joint Lead Arranger” or a “Joint Book Runner” shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.
13.21.The Register.
(a)The Agent shall maintain a register (each, a “Register”), which shall include a master account and a subsidiary account for each applicable Lender and in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of each Loan comprising such Borrowing and any Interest Period or ~~BA Equivalent~~Term CORRA Interest Period applicable thereto, (ii) the effective date and amount of each Assignment and Acceptance delivered to and accepted by it and the parties thereto, (iii) the amount of any principal or interest due and payable or to become due and payable from the applicable Borrowers to each Lender hereunder or under the notes payable by the applicable Borrowers to such Lender, and (iv) the amount of any sum received by the Agent from the applicable Borrowers or any other Obligor and each Lender’s ratable share thereof. The entries in the Register shall be conclusive absent manifest error. Each Register shall be available for inspection by the applicable Borrowers or any applicable Lender (with respect to its own interest only) at the respective offices of the Agent at any reasonable time and from time to time upon reasonable prior notice. Any failure of the Agent to record in the applicable Register, or any error in doing so, shall not limit or otherwise affect the obligation of the applicable Borrowers hereunder (or under any Loan Document) to pay any amount owing with respect to the Loans or provide the basis for any claim against the Agent. The Obligations and Letters of Credit are registered obligations and the right, title and interest of any Lender and their assignees in and to such Obligations and Letters of Credit as the case may be, shall be transferable only upon notation of such transfer in the applicable Register. Solely for purposes of this Section 13.21 and for Tax purposes only, the Agent shall be the applicable Borrowers’ agent for purposes of maintaining the applicable Register (but the Agent shall have no liability whatsoever to any applicable Borrower or any other Person on account of any inaccuracies contained in the applicable Register). This Section 13.21 shall be construed so that the Obligations and Letters of Credit are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (and any other relevant or successor provisions of the Code or such regulations).
(b)In the event that any Lender sells participations in any Loan, Commitment or other interest of such Lender hereunder or under any other Loan Document, such Lender shall maintain a register on which it enters the name of all participants in the Obligations held by it and the principal amount (and stated interest thereon) of the portion of the Obligations which is the subject of the participation (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. An Obligation may be participated in whole or in part only by registration of such participation on the Participant Register (and each note shall expressly so provide). Any participation of such Obligations may be effected only by the registration of such participation on the Participant Register. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.

13.22.Québec Collateral. For greater certainty, and without limiting the powers of the Agent or any other Person acting as mandatary (agent) of the Agent pursuant to the terms hereof or of the Canadian Security Documents, for the purposes of holding any hypothec granted pursuant to the laws of the Province of Québec, each of the Secured Parties hereby irrevocably appoints and authorizes the Agent and, to the extent necessary, ratifies the appointment and authorization of the Agent, to act as the hypothecary representative of the applicable Secured Parties as contemplated under Article 2692 of the Civil Code of Québec, and to enter into, to take and to hold on their behalf, and for their benefit, any hypothec, and to exercise such powers and duties that are conferred upon the Agent under any related deed of hypothec. The Agent shall have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to the Agent pursuant to any such deed of hypothec and applicable Law. Any person who becomes a Secured Party shall, by its execution of an Assignment and Acceptance, be deemed to have consented to and confirmed the Agent as the person acting as hypothecary representative holding the aforesaid hypothecs as aforesaid and to have ratified, as of the date it becomes a Secured Party, all actions taken by the Agent in such capacity. The substitution of the Agent pursuant to the provisions of this Article XIII also constitute the substitution of the Agent as hypothecary representative as aforesaid.
13.23.Certain ERISA Matters.
(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of any Borrower or any Guarantor, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,
(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95 60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of

Credit, the Commitments and this Agreement satisfies the requirements of sub-Sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of sub-Section (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender.
(b)In addition, unless either (i) paragraph (i) in the immediately preceding clause (a) is true with respect to a Lender or (ii) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Obligor, that the Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
(c)The Agent and the Arrangers hereby inform the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender, and (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
13.24.Recovery of Erroneous Payments. Without limitation of any other provision herein, if at any time the Agent makes a payment hereunder in error to any Secured Party, whether or not in respect of an Obligation due and owing by Borrowers at such time, where such payment is a Rescindable Amount, then in any such event each Secured Party receiving a Rescindable Amount severally agrees to repay to the Agent promptly on demand (but in no event later than two Business Days) the Rescindable Amount received by such Secured Party in immediately available funds in the currency so received, with interest thereon for each day from and including the date such Rescindable Amount is received by it to but excluding the date of repayment to Agent, at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation. Each Secured Party irrevocably waives any and all defenses, including any defense of discharge for value (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Agent shall inform each Secured Party promptly upon determining that any payment made to such Secured Party was comprised, in whole or in part, of a Rescindable Amount.
ARTICLE XIV

MISCELLANEOUS
14.1.No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement hereto, or in any other agreement between or among the Obligors and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent’s and each Lender’s rights thereafter to require strict performance by the Obligors of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Agent’s and each Lender’s rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.
14.2.Severability. The illegality or unenforceability of any provision of this Agreement or any other Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any other Loan Document or any instrument or agreement required hereunder.
14.3.Governing Law; Choice of Forum; Service of Process.
(a)THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT TO THE EXTENT THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS ON COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.
(b)ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA LOCATED IN NEW YORK COUNTY, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE OBLIGORS, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE OBLIGORS, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE

OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (i) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER, ANY GUARANTOR OR ANY PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (ii) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.
(c)SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.
(d)EACH BORROWER AND EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWERS’ AGENT AT ITS ADDRESS SET FORTH IN SECTION 14.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.
14.4.WAIVER OF JURY TRIAL. THE OBLIGORS, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE OBLIGORS, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

14.5.Survival of Representations and Warranties. All of the Borrowers’ and other Obligors’ representations and warranties contained in this Agreement and the other Loan Documents shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.
14.6.Other Security and Guarantees. The Agent may, without notice or demand and without affecting the Borrowers’ or any Obligor’s obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien on any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.
14.7.Fees and Expenses. Except for Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim, each Borrower agrees to pay to the Agent, for its benefit, on demand, all reasonable and documented, out-of-pocket costs and expenses that the Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) Attorney Costs; (b) reasonable and documented, out-of-pocket costs and expenses for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) reasonable and documented, out-of-pocket costs and expenses of lien and title searches and title insurance; (d) documented, out-of-pocket Taxes, and reasonable and documented fees and other charges for filing financing statements and continuations and other actions to perfect, protect, and continue the Agent’s Liens (including reasonable costs and expenses paid or incurred by the Agent in connection with the consummation of this Agreement); (e) reasonable sums paid or incurred to pay any amount or take any action required of the Obligors under the Loan Documents that the Obligors fail to pay or take; (f) reasonable and documented, out-of-pocket costs of appraisals (including all Appraisals), inspections, and verifications of the Collateral, including travel, lodging, and meals for inspections of the Collateral and the Obligors’ operations by the Agent plus the Agent’s then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $1,100 per day (or portion thereof) for each Person employed by the Agent with respect to each field examination or audit); and (g) reasonable and documented, out-of-pocket costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes, and costs and expenses of preserving and protecting the applicable Collateral. In addition, the Borrowers agree to pay, during or after the existence of an Event of Default, (i) on demand to the Agent, for its benefit, all costs and expenses incurred by the Agent (including Attorney Costs), and (ii) to the Lenders (other than the applicable Bank), on demand, all reasonable and actual fees, expenses and disbursements incurred by the applicable Lenders for one law firm retained by such Lenders (and, in the event of any conflict of interest among Lenders, one additional law firm for Lenders subject to such conflict), in each case, paid or incurred to obtain payment of the Obligations, enforce the Agent’s Liens, sell or otherwise realize upon the applicable Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers and other Obligors.
14.8.Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four days after it shall have been mailed by United States and/or Canada Post mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

If to the Agent or the U.S. Bank:	Bank of America, N.A. 100 Federal Street MA5-100-09-12 Boston, MA 02110 Attention: Matthew T. O’Keefe Telecopy No.: (312) 453-4415
If to the Canadian Bank:	Bank of America, N.A. (acting through its Canada branch) 181 Bay Street Toronto, Ontario, M5J 2V8 Attention: Teresa Tsui Telecopy No.: (312) 453-4041
If to the Borrowers:	Herc Rentals Inc. 27500 Riverview Center Blvd. Bonita Springs, FL 34134 Attention: Wade Sheek, Senior Vice President and Chief Legal Officer Telephone: (239) 301-1626
with a copy (which shall not constitute notice) to:	K&L Gates 70 West Madison Street, Suite 3300 Chicago, Illinois 60602 Phone: (312) 807-4235 Attention: Donald E. Bingham
If to a Lender:	To the address of such Lender set forth on the signature page hereto or on the Assignment and Acceptance for such Lender, as applicable.
or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

14.9.Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto; provided that no interest herein may be assigned (except pursuant to a transaction expressly permitted hereunder) by any Borrower or any Guarantor without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof in accordance with the terms hereof.
14.10.Indemnity of the Agent and the Lenders. The Obligors agree to defend, indemnify and hold all Agent-Related Persons, each Arranger, and each Lender and each of their respective Related Parties (each, an “Indemnified Person”), harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits (whether brought by a Borrower or any other Person), costs, charges, expenses and disbursements (including Attorney Costs and reasonable legal costs and expenses of the Lenders for one law firm retained by such Lenders (and, in the event of any conflict of interest among Lenders, one additional law firm in each relevant jurisdiction for Lenders subject to such conflict)) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or relating to the violation of, noncompliance with or liability under, any Environmental Law arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a Contaminant relating to any Borrower’s or any of their Subsidiaries’ operations, business or property, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any bankruptcy, insolvency or similar proceedings, and any appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that the Obligors shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent determined by a final non-applicable judgment of a court of competent jurisdiction to have resulted from (i) the gross negligence, bad faith (including any breach of this Agreement constituting bad faith) or willful misconduct of such Indemnified Person (or any Related Party thereof), (ii) a material breach of any of the Loan Documents by such Indemnified Person (or any Related Party thereof) or (iii) claims of any Indemnified Person (or any Related Party thereof) solely against one or more Indemnified Persons (or any Related Party thereof) or disputes between or among Indemnified Persons (or any Related Party thereof) in each case except to the extent such claim is determined to have been caused by an act or omission by the Company or any of its Subsidiaries or such dispute involves the Agent in its capacity as such. This Section 14.10 shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. The agreements in this Section 14.10 shall survive payment of all other Obligations.
14.11.Limitation of Liability. NO CLAIM MAY BE MADE BY ANY BORROWER, ANY GUARANTOR, ANY LENDER, ANY LETTER OF CREDIT ISSUER OR OTHER PERSON AGAINST ANY BORROWER, ANY GUARANTOR, THE AGENT, ANY LENDER, ANY

LETTER OF CREDIT ISSUER OR ANY RELATED PARTY OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH BORROWER, EACH GUARANTOR, EACH LENDER AND EACH LETTER OF CREDIT ISSUER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR; PROVIDED THAT NOTHING IN THIS SECTION 14.11 SHALL LIMIT THE INDEMNIFICATION OBLIGATIONS OF THE OBLIGORS UNDER SECTION 14.10 TO THE EXTENT THAT ANY SUCH CLAIM IS MADE BY, OR ANY SUCH DAMAGES ARE AWARDED TO, A THIRD PARTY FOR WHICH AN OBLIGOR WOULD OTHERWISE BE REQUIRED TO INDEMNIFY THE APPLICABLE INDEMNIFIED PERSON UNDER THIS AGREEMENT.
14.12.Final Agreement. This Agreement and the other Loan Documents are intended by the Obligors, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them relating to the subject matter hereof. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof except for the Fee Letters.
14.13.Counterparts; Facsimile Signatures; Electronic Execution. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and the Obligors in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement and the other Loan Documents may be executed by facsimile or other electronic communication and the effectiveness of this Agreement and the other Loan Documents and signatures thereon shall have the same force and effect as manually signed originals and shall be binding on all parties thereto. The Agent may require that any such documents and signatures be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile signature. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including amendments or other modifications, notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it.

14.14.Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.
14.15.Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to any Borrower or any Guarantor, any such notice being waived by each Obligor to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of any Borrower or any Guarantor against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrowers’ Agent and the Agent after any such setoff and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER’S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY BORROWER OR ANY GUARANTOR HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE REQUIRED LENDERS.
14.16.Confidentiality.
(a)The Borrowers hereby acknowledge that the Agent and each Lender may, in each case with the prior written consent of the Borrowers’ Agent (such consent not to be unreasonably withheld), issue and disseminate to the public general information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of the Borrowers and a general description of the Borrowers’ and the Guarantors’ business and may use the Borrowers’ and the Guarantors’ names in advertising and other promotional material.
(b)Each Lender and the Agent severally agrees to keep confidential all information relating to the Company or any of its Subsidiaries (i) provided to the Agent or such Lender by or on behalf of the Company or any of its Subsidiaries under this Agreement or any other Loan Document or (ii) obtained by the Agent or such Lender based on a review of the books and records of the Company or any of its Subsidiaries, except to the extent that such information (x) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender or any Affiliates thereof, or (y) was or becomes available on a nonconfidential basis from a source other than the Borrowers or the Guarantors other than by breach of this Section 14.16; provided that such source is not bound by a confidentiality agreement with the Borrowers or the Guarantors known to the Agent or such Lender; provided that the Agent and any Lender may disclose such information (in the case of items (A) through (B) below, except for any routine examination by any Governmental Authority or regulatory authority, after notice to the Borrowers’ Agent, unless such notice is prohibited by applicable law) (A) at the request or pursuant to any requirement of any Governmental Authority or regulatory authority (including any self-regulatory authority) to which the Agent or such Lender is subject (or which purports to have authority over the

Agent or such Lender) or in connection with an examination of the Agent or such Lender by any such Governmental Authority or regulatory authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to the Agent’s or such Lender’s independent auditors, accountants, attorneys, other professional advisors, service providers and insurance and reinsurance brokers and providers (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and shall agree to keep such information confidential to the same extent required of the Agent and the Lenders hereunder); (G) to any prospective Participant or Assignee under any Assignment and Acceptance, actual or potential; provided that such prospective Participant or Assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (H) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which a Borrower or a Guarantor is a party or is deemed a party with the Agent or such Lender; (I) to its Affiliates (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and shall agree to keep such information confidential to the same extent required of the Agent and the Lenders hereunder) and (J) any actual or prospective counterparty to any Hedge Agreement or Bank Product; provided that such actual or prospective counterparty agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder.
14.17.Conflicts with Other Loan Documents. Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.
14.18.Collateral Matters. Each of the Agent and the Lenders acknowledges and agrees that, fixture filings have not and will not be made under the provisions of the UCC, the PPSA or other applicable Requirements of Law in any jurisdiction both because of the administrative difficulty of determining whether any item of Rental Equipment is or becomes a fixture and the inability of the applicable Obligors to provide the relevant information that would be required in order to make such filings.
14.19.No Fiduciary Relationship. Each Obligor acknowledges and agrees that, in connection with all aspects of each transaction contemplated by this Agreement, (a)(i) the Obligors, on the one hand, and each Bank, each Arranger, each Lender, each Letter of Credit Issuer and each of their respective Affiliates through which they may be acting (collectively, the “Applicable Entities”), on the other hand, have an arms-length business relationship that creates no fiduciary duty on the part of any Applicable Entity, and each Obligor expressly disclaims any fiduciary relationship and, to the fullest extent permitted by law, hereby waives and releases any claims that it may have against any of Applicable Entities with respect to any breach or alleged breach of fiduciary duty in connection with any aspect of any transaction contemplated hereby, (ii) the Obligors have consulted their own legal, accounting, regulatory and tax advisors to the extent that they have deemed it appropriate and (iii) the

Obligors are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents and (b)(i) each Applicable Entity is and has been acting solely as a principal and, except as expressly agreed in writing, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Obligor or any Affiliate of any Obligor, or any other Person; (ii) none of the Applicable Entities has any obligation to the Obligors or any of their Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Applicable Entities and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Obligors and their Affiliates, and none of the Applicable Entities has any obligation to disclose any of such interests to the Obligors or their Affiliates.
14.20.Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert an amount due hereunder in the currency in which it is due (the “Original Currency”) into another currency (the “Second Currency”), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Agent could purchase in the New York foreign exchange market, the Original Currency with the Second Currency on the date two Business Days preceding that on which judgment is given. Each Obligor agrees that its obligation in respect of any Original Currency due from it hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Agent receives payment of any sum so adjudged to be due hereunder in the Second Currency, the Agent may, in accordance with normal banking procedures, purchase, in the New York foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, each Obligor agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Agent against such loss. The term “rate of exchange” in this Section 14.20 means the spot rate at which the Agent, in accordance with normal practices, is able on the relevant date to purchase the Original Currency with the Second Currency, and includes any premium and costs of exchange payable in connection with such purchase.
14.21.Incremental Indebtedness; Extended Commitments; Extended Loans; Refinancing Commitments and Refinancing Loans; Additional First Lien Debt. In connection with the incurrence by any Borrower of any Incremental Indebtedness, Extended Commitments, Extended Loans, Refinancing Commitments or Refinancing Loans, the Agent agrees to execute and deliver any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, any Security Document or intercreditor agreement, and to make or consent to any filings or take any other actions in connection therewith, as may be reasonably deemed by the Company to be necessary or reasonably desirable for any Lien on the assets of any Obligor permitted to secure such Incremental Facility, Extended Commitments, Extended Loans, Refinancing Commitments or Refinancing Loans to become a valid, perfected lien (with such priority as may be designated by the relevant Obligor, to the extent such priority is permitted by the Loan Documents) pursuant to the Security Document being so amended, amended and restated, restated, waived, supplemented or otherwise modified or otherwise. In connection with the incurrence by any Borrower or Restricted Subsidiary of any Indebtedness that is intended to be secured on a pari passu basis, upon the written request of the Borrowers’ Agent, the Agent agrees to provide written consent to the Company with respect to the designation of such Indebtedness as “Additional First Lien Debt” (or any similar term) under any applicable Acceptable Intercreditor Agreement, so long as (a) the Liens securing such Indebtedness are permitted pursuant to Section 8.2(c) or 8.2(ii) and (b) the Agent shall have received an officer’s certificate from the Company designating such Indebtedness as “Additional First Lien Debt” (or any similar term) under such Acceptable Intercreditor Agreement and certifying that such Indebtedness is “Additional First Lien Obligations” (or any similar term) under such Acceptable Intercreditor Agreement permitted to be so incurred in accordance with each of the First Lien Documents and each of the Second Lien Documents (or any similar term) (as defined in such Acceptable Intercreditor Agreement).
14.22.Lenders. Each Lender (a) severally represents and warrants that, as of the date such Lender becomes a party to this Agreement, such Lender (i) is a United States person for purposes of the Code or (ii) has complied with the provisions of Section 5.1(f), and (b) covenants and agrees that at all material times such Lender will (i) continue to be a United States person for purposes of the Code or (ii) continue to comply with the ongoing requirements of Section 5.1(f). Each Lender shall promptly notify the Borrowers’ Agent in writing upon becoming aware that it is not in compliance with this Section 14.22.
14.23.USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Obligor, which information includes the name and address of each Obligor and other information that will allow such Lender or the Agent, as applicable, to identify each Obligor in accordance with the Act. The Borrowers shall, promptly following a request by the Agent or any Lender, provide all documentation and other information that the Agent or such Lender requests in order to comply with its ongoing obligations under the Beneficial Ownership Regulation or other applicable “know your customer” and anti-money laundering rules and regulations, including the Act.
14.24.[Reserved].
14.25.Waiver of Notices. Unless otherwise expressly provided herein, each Obligor waives presentment, and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Obligor which the Agent or any applicable Lender may elect to give shall entitle any Obligor to any or further notice or demand in the same, similar or other circumstances.
14.26.Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)the reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
14.27.Canadian Anti-Money Laundering Legislation. If the Agent has ascertained the identity of any Canadian Obligor or any authorized signatories of any Canadian Obligor for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and other applicable anti-terrorism Laws and “know your client” policies, regulations, laws or rules (such Act and such other anti-terrorism Laws, applicable policies, regulations, laws or rules, collectively, including any guidelines or orders thereunder, “AML Legislation”), then the Agent:
(a)shall be deemed to have done so as an agent for each Lender and this Agreement shall constitute a “written agreement” in such regard between each Lender and the Agent within the meaning of the applicable AML Legislation; and
(b)shall provide to each Lender, copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness.
Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, each Lender agrees that the Agent has no obligation to ascertain the identity of the Canadian Obligors or any authorized signatories of the Canadian Obligors on behalf of any Lender, or to confirm the completeness or accuracy of any information it obtains from any Canadian Obligor or any such authorized signatory in doing so.
14.28.Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)Covered Party. If a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regimes if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. If a Covered Party or BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regimes if the Supported QFC and Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)Definitions. As used in this Section, (a) “BHC Act Affiliate” means an “affiliate,” as defined in and interpreted in accordance with 12 U.S.C. §1841(k); (b) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (c) “Default Right” has the meaning assigned in and interpreted in accordance with 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable; and (d) “QFC” means a “qualified financial contract,” as defined in and interpreted in accordance with 12 U.S.C. §5390(c)(8)(D).

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Exhibit B to Amendment No. 2 to Credit Agreement

Form of Notice of Borrowing

[See attached]

EXHIBIT B
FORM OF NOTICE OF BORROWING
Date:
To:    [Bank of America, N.A., as [the Agent]1 [U.S. Swingline Lender]]
    [Bank of America, N.A. (acting through its Canada branch), as Canadian Swingline Lender]
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of July 31, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Herc Holdings Inc., a Delaware corporation, Herc Rentals Inc., a Delaware corporation, Matthews Equipment Limited, a corporation amalgamated under the laws of the Province of Ontario, the other Borrowers party thereto, the other Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as the Agent.
The undersigned hereby requests (select one) a Borrowing in the form of a [Revolving Loan] [Swingline Loan]:
1.    On ________________    (a Business Day) which shall be the Funding Date.
2.    In the amount of [$][Cdn$]2______________.
3.    [Comprised of [Base Rate Loans] [Daily One Month SOFR Loans] [Term SOFR Loans] [Canadian Prime Rate Loans] [Term CORRA Loans3] [Daily Simple CORRA Loans4].]5
4.    [For [Term SOFR Loans][Term CORRA Loans], with a[n] [Interest Period] [Term CORRA Interest Period] of __________ months.]6
5.    This Borrowing is a [U.S. Revolving Loan under the U.S. Facility][Multicurrency Revolving Loan under the Multicurrency Facility][U.S. Swingline Loan][Multicurrency Swingline Loan].
5.    The Borrower for this Borrowing is ____________________________ and the proceeds of the Borrowing shall be sent to:
[Name and Address of Bank/Beneficiary]
Account No.:
ABA No.:
Attn:
1 Include for all Revolving Loans.
2 Or any other Alternative Currency designated under Section 1.7 of the Credit Agreement.
3 Term CORRA Rate Loans are available on and after the Term CORRA Activation Date.
4 Daily Simple CORRA Loans are available from the Amendment No. 2 Effective Date until (but not including) the Term CORRA Activation Date.
5 Include only for Revolving Loans.
6 Include only for Revolving Loans.

The undersigned hereby represents and warrants that the conditions specified in Section 9.2 of the Credit Agreement shall be satisfied on and as of the date of the credit extension requested hereby.
HERC HOLDINGS INC.,
as the Borrowers’ Agent
By:____________________
Name:
Title: